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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-09913
AIM Counselor Series Trust (Invesco Counselor Series Trust)

(Exact name of registrant as specified in charter)
11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Address of principal executive offices) (Zip code)
Philip A. Taylor 11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 8/31
Date of reporting period: 8/31/11

Item 1. Reports to Stockholders.

Annual Report to Shareholders	August 31, 2011

Invesco Core Plus Bond Fund
Nasdaq:
A: ACPSX ▪ B: CPBBX ▪ C: CPCFX ▪ R: CPBRX ▪ Y: CPBYX ▪ Institutional: CPIIX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
27	Financial Statements
29	Notes to Financial Statements
40	Financial Highlights
41	Auditor’s Report
42	Fund Expenses
43	Approval of Investment Advisory and Sub-Advisory Agreements
45	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

      Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance. I encourage you to read this report to learn more about your Fund’s short- and long-term performance and its holdings as of the close of the reporting period. This report also includes useful information about your Fund’s management team and a discussion of how your Fund was managed during the reporting period.
     Data indicated that economic growth in the U.S. and most of Europe was anemic during the reporting period. In the U.S., unemployment remained high, and the housing market remained weak. Concerns about European sovereign debt persisted. Nonetheless, equity markets rose in late 2010 and early 2011 as investors anticipated better news ahead. But contentious negotiations to raise the U.S. government’s debt ceiling heightened investor unease, and following the first-ever downgrade of U.S. creditworthiness in August, global stock markets declined as many investors sought safer havens.
Where you can get current information about your Fund
In light of economic uncertainty and market volatility, I suggest you check the timely market updates and commentary from many of our fund managers and other investment professionals at invesco.com/us. On our website, you also can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
As we’ve seen over the last several years, market conditions can change – often suddenly and dramatically. That’s one reason financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it can cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
     Invesco’s investment professionals apply these same principles to the funds they manage.
     Invesco offers a broad array of traditional mutual funds, as well as other investment products, including single-country, sector, regional and global investments spanning equity, fixed income and alternative asset classes. Across our product line, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management – that allows our fund managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be, and that it’s managed with a long-term focus.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser will be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2	Invesco Core Plus Bond Fund

    Bruce Crockett
Dear Fellow Shareholders:
Although the world’s economies are gradually recovering from the financial crisis, it has not been a smooth path. Unrest in the Middle East, persistently weak job and housing markets in the U.S. and continued government balance sheet repair in Europe are contributing to a slow, labored march toward global recovery.
     In this environment, investors face risks that could make it more difficult to achieve their long-term financial goals – a secure retirement, home ownership, a child’s college education. Although the markets are complex and dynamic, there are ways to simplify the process and potentially increase your odds of achieving your goals. The best approach is to create a solid financial plan that helps you save and invest in ways that anticipate your needs over the long term.
     Your financial adviser can help you define your financial plan, develop an appropriate investment strategy and put you in a better position to achieve your financial goals over the long term. This can take some of the guesswork out of the process and help you make thoughtful investments. Your financial adviser also can help you better understand your tolerance for risk, so that your investment approach lets you sleep at night while getting you closer to your goals. Lastly, your financial adviser can develop an asset allocation strategy that seeks to balance your investment approach, providing some protection against a decline in the markets while allowing you to participate in rising markets. Invesco calls this type of approach “intentional investing.” It means thinking carefully, planning thoughtfully and acting deliberately.
     While no investment can guarantee favorable returns, your Board remains committed to managing costs and enhancing the performance of Invesco’s funds as part of our Investor First orientation. We continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Thanks to the approval of our fund shareholders, Invesco has made great progress in realigning our U.S. mutual fund product line following our acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. When completed, the realignment will reduce overlap in the product lineup, enhance efficiency across our product line and build a solid foundation for further growth to meet client and shareholder needs. I would like to thank those of you who voted your proxy, and I hope our shareholders haven’t been too inconvenienced by the process.
     As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of your Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Core Plus Bond Fund

Management’s Discussion of Fund Performance

Performance summary
Invesco Core Bond Fund and Invesco Van Kampen Core Plus Fixed Income Fund merged into Invesco Core Plus Bond Fund, effective June 6, 2011. Performance discussed below reflects the results of Invesco Core Plus Bond Fund leading up to the merger and the results of the merged portfolio from June 6, 2011, through August 31, 2011.
     For the reporting period ended August 31, 2011, Invesco Core Plus Bond Fund, at net asset value (NAV), underperformed the Fund’s broad market and style-specific index. Sector and security selection were the largest detractors from performance for the reporting period.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 8/31/10 to 8/31/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.10%

Class B Shares	2.43

Class C Shares	2.33

Class R Shares	2.94

Class Y Shares	3.46

Institutional Class Shares	3.46

Barclays Capital U.S. Aggregate Index▼ (Broad Market/Style-Specific Index)	4.62

Lipper Intermediate Investment Grade Debt Funds Index▼ (Peer Group Index)	4.52

▼	Lipper Inc.

How we invest
The Fund primarily invests its assets in investment grade fixed income securities generally represented by the Barclays Capital U.S. Aggregate Index (the benchmark index) including corporate bonds, U.S. Treasury and agency securities, mortgage-backed securities (MBS) and asset-backed securities. We seek to maintain a dollar-weighted average portfolio maturity of between three and 10 years. The Fund may invest up to 30% of its total assets in foreign debt securities, up to 20% in high yield debt securities (junk bonds), up to 30% in developing markets debt securities and up to 20% in currencies other than the U.S. dollar.
     The Fund invests from time to time in derivative instruments such as futures contracts and swap agreements, including interest rate futures and credit default swaps. It can also engage in mortgage dollar roll transactions, a form of repurchase agreement activity in the to-be-announced (TBA) market for agency MBS. These strategies are implemented within the risk profile of the guidelines set forth in the prospectus.
     We believe dynamic and complex fixed income markets may create opportunities for investors that are best captured by independent specialist decision makers interconnected as a global team. We use this philosophy in an effort to

Portfolio Composition
By security type

U.S. Dollar Denominated Bonds & Notes	39.6%

U.S. Government Sponsored
Mortgage-Backed Securities	27.8

Asset-Backed Securities	13.1

U.S. Treasury Securities	12.4

U.S. Government Sponsored Agency Securities	0.9

Municipal Obligations	0.6

Non-U.S. Dollar Denominated Bonds & Notes	0.4

Money Market Funds	5.2

Total Net Assets	$457.5 million

Total Number of Holdings*	717

Top 10 Fixed Income Issuers*

1.	Federal Home Loan Mortgage Corp.	17.6%

2.	Federal National
	Mortgage Association	15.4

3.	U.S. Treasury Notes	11.8

4.	Bear Stearns Commercial
	Mortgage Securities	3.2

5.	U.S. Treasury Bonds	3.1

6.	Wachovia Bank Commercial
	Mortgage Trust	1.9

7.	Government National
	Mortgage Association	1.3

8.	Enterprise Products Operating LLC	1.2

9.	LB-UBS Commercial Mortgage Trust	1.2

10.	Morgan Stanley	1.0

generate a total return consisting of income and capital appreciation.
      Our security selection is supported by a team of independent specialists. Team members conduct top-down macroeconomic as well as bottom-up analysis on individual securities. Recommendations are communicated to portfolio managers through proprietary technology that allows all investment professionals to communicate in a timely manner.
     Portfolio construction begins with a well-defined Fund design that establishes the target investment vehicles for generating the desired “alpha” (the extra return above a specific benchmark) as well as the risk parameters for the Fund. Investment vehicles are evaluated for liquidity and risk versus relative value.
     Sell decisions are based on:
■	A conscious decision to alter the Fund’s macro risk exposure (for example, duration, yield curve positioning, sector exposure).

■	The need to limit or reduce exposure to a particular sector or issuer.

■	Degradation of an issuer’s credit quality.

■	Realignment of a valuation target.

■	Presentation of a better relative value opportunity.

■	General liquidity needs of the Fund.

Market conditions and your Fund
Global equity and bond markets were unsettled during the fiscal year, but the U.S. investment grade bond market, as measured by the Barclays Capital U.S. Aggregate Index, generated a positive total return for the 12 months ended August 31, 2011.
     During the first part of the reporting period, interest rates trended higher as the U.S. economy appeared to be recovering and concerns about a “double-dip” recession were fading. As the fiscal year progressed, U.S. Treasury yields declined across the yield curve as risk aversion escalated amid signs of declining U.S. economic growth and corporate spreads widened as growing uncertainties about Greece and other European countries caused investors to scale back their allocations to riskier investments. At the close of the period, U.S. Treasury yields remained low in the face of the S&P credit rating downgrade of the U.S., and political and regulatory activity intensified market volatility for structured securities.

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
* Excluding money market fund holdings.
4	Invesco Core Plus Bond Fund

     The U.S. Federal Reserve’s federal funds target rate remained low within a range of zero to 0.25%.1 Real gross domestic product registered positive, although declining, growth during the reporting period with quarterly annualized increases of 2.3%, 0.4% and 1.3% for the fourth quarter of 2010 and the first and second quarters of 2011, respectively.2 Inflation, measured by the seasonally adjusted Consumer Price Index, edged higher. The 12-month change in the all items index edged up to 3.8% after holding at 3.6% for the preceding three months.3 In the labor markets, new hiring remained quite weak. Unemployment was off its October 2009 peak of 10.1%, but remained above 9.0% through August 2011.3
     With this economic and market environment as a backdrop, the Fund generated positive returns at NAV for the 12-month reporting period in absolute terms, but underperformed its benchmark index. An overweight position in the financials sector and security selection in commercial mortgage-backed securities (CMBS) during the latter part of the reporting period contributed to underperformance.
     Allocation decisions among credit sub-sectors during the period negated the benefits of our emphasis on non-government holdings overall. Out-of-index sector allocations to high yield and emerging markets, as well as an overweight position in CMBS, were helpful for both absolute and relative returns, especially during the first six months of the fiscal year. Conversely, the negative impact of a sustained overweight position in the financials sector during the second half of the year offset much of the benefit gained from out-of-index sector allocations and CMBS sector decisions.
     Emphasis on higher coupon agency mortgage-backed securities (MBS) was a prominent contributor to performance in the agency MBS sector. Issue selection within many of the sectors represented in the benchmark index was beneficial to relative performance. Weakness of CMBS security selection, attributed to our bias toward less risky segments of this market, offset otherwise strong security selection for the period.
     The Fund benefited from incremental income earned by dollar (mortgage) rolls, a type of repurchase transaction in the highly liquid TBA market for agency MBS. A dollar roll involves the Fund selling an MBS to a financial institution, with an agreement to repurchase a substantially similar security at an agreed upon price and date. Excess portfolio cash resulting from the use of this strategy is subsequently invested in short-term instruments, and the income from these investments, together with any additional fee income received from this activity, generates income for the Fund.
     The Fund also may use active duration and yield curve positioning for risk management and for generating alpha versus its benchmark index. Duration measures a portfolio’s price sensitivity to interest rate changes. Yield curve positioning refers to actively emphasizing points (maturities) along the yield curve with favorable risk/return expectations. The contribution to Fund performance from duration and yield curve positioning versus the benchmark index was mixed over the reporting period, but overall was slightly negative. Although the portfolio’s duration was slightly longer than the benchmark index on average, the timing of changes and the degree of variance from the benchmark index during the reporting period worked against relative returns. Buying and selling U.S. Treasury futures contracts was an important tool used for the management of interest rate risk and maintaining our targeted portfolio duration.
     Part of our strategy to manage credit and currency risk in the portfolio during the volatile summer of 2011 entailed buying credit protection via credit default swap indices (CDX) and hedging the currency risk associated with non-dollar-denominated bonds. Credit risk management using CDX was implemented in July 2011 for approximately 2% of portfolio market value and helped diminish the negative effect of widening credit spreads during July and August 2011. The currency hedging activity was carried out on an as-needed basis and was effective in managing unwanted currency risk of non-dollar-denominated holdings.
     Portfolio turnover during the reporting period was due to June fund merger-related repositioning, investor purchase and redemption activity, as well as being a normal outcome of our total return approach to investing that takes advantage of market opportunities as they arise.
     Thank you for investing in Invesco Core Plus Bond Fund.
1 U.S. Federal Reserve
2 Bureau of Economic Analysis
3 Bureau of Labor Statistics
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Charles Burge
Portfolio manager, is manager of Invesco Core Plus Bond Fund. He joined Invesco in 2002. Mr. Burge earned a B.S. in economics from Texas A&M University and an M.B.A. in finance and accounting from Rice University.
Claudia Calich
Portfolio manager, is manager of Invesco Core Plus Bond Fund. She joined Invesco in 2004. Ms. Calich earned a B.A. in economics from Susquehanna University and an M.A. in international economics from the International University of Japan in Niigata.
John Craddock
Chartered Financial Analyst, portfolio manager, is manager of Invesco Core Plus Bond Fund. He joined Invesco in 1999. Mr. Craddock earned a B.S. in mechanical engineering from Clemson University and an M.B.A. from Georgia Tech’s Dupree School of Management with a concentration in finance.
Peter Ehret
Chartered Financial Analyst, portfolio manager, is manager of Invesco Core Plus Bond Fund. Mr. Ehret joined Invesco in 2001. He graduated cum laude with a B.S. in economics from the University of Minnesota. He also earned an M.S. in real estate appraisal and investment analysis from the University of Wisconsin-Madison.

5	Invesco Core Plus Bond Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes Since Inception
Index data from 5/31/09, Fund data from 6/3/09

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8
prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value.

■	Non-diversification risk. The Fund is non-diversified and can invest a greater portion of its assets in a single issuer. A change in the value of the issuer could affect the value of the Fund more than if it was a diversified fund.

■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

■	Swaps risk. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Swaps are subject to credit risk and counterparty risk.

■	U.S. government obligations risk.
Obligations issued by U.S. government agencies and instrumentalities may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

About indexes used in this report
■	The Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment-grade, fixed-rate bond market.

■	The Lipper Intermediate Investment Grade Debt Funds Index is an unmanaged index considered representative of intermediate investment grade debt funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6	Invesco Core Plus Bond Fund

Average Annual Total Returns
As of 8/31/11, including maximum applicable sales charges

Class A Shares

Inception (6/3/09)	5.24%

1 Year	-1.83

Class B Shares

Inception (6/3/09)	5.51%

1 Year	-2.50

Class C Shares

Inception (6/3/09)	6.75%

1 Year	1.35

Class R Shares

Inception (6/3/09)	7.28%

1 Year	2.94

Class Y Shares

Inception (6/3/09)	7.82%

1 Year	3.46

Institutional Class Shares

Inception (6/3/09)	7.82%

1 Year	3.46

Average Annual Total Returns
As of 6/30/11, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (6/3/09)	4.98%

1 Year	-0.67

Class B Shares

Inception (6/3/09)	5.32%

1 Year	-1.35

Class C Shares

Inception (6/3/09)	6.68%

1 Year	2.55

Class R Shares

Inception (6/3/09)	7.21%

1 Year	4.16

Class Y Shares

Inception (6/3/09)	7.75%

1 Year	4.69

Institutional Class Shares

Inception (6/3/09)	7.75%

1 Year	4.58

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 0.75%, 1.50%, 1.50%, 1.00%, 0.50% and 0.50%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 0.97%, 1.72%, 1.72%, 1.22%, 0.72% and 0.59%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2013. See current prospectus for more information.

7	Invesco Core Plus Bond Fund

Invesco Core Plus Bond Fund’s investment objective is total return, comprised of current income and capital appreciation.
■	Unless otherwise stated, information presented in this report is as of August 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased or acquired by exchange from share classes other than Class B shares. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Active trading risk. The Fund may engage in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

■	Counterparty risk. Many of the instruments that the Fund expects to hold may be subject to the risk that the other party to a contract will not fulfill its contractual obligations.

■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■	Currency/exchange rate risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

■	Derivatives risk. Derivatives may be more difficult to purchase, sell or value than other investments and may be subject to market, interest rate, credit, leverage, counterparty and management risks. A fund investing in a derivative could lose more than the cash amount invested or incur higher taxes.
Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.
■	Developing markets securities risk.
Securities issued by foreign companies and governments located in developing countries may be affected more negatively by Inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

■	Dollar roll transactions risk. Dollar roll transactions involve the risk that the market value and yield of the securities retained by the Fund may decline below the price of the mortgage-related securities sold by the Fund that it is obligated to repurchase.

■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	Futures risk. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events.

■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■	Leverage risk. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.

■	Limited number of holdings risk. The Fund may invest a large percentage of its assets in a limited number of securities or other instruments, which could negatively affect the value of the Fund.

■	Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

■	Mortgage- and asset-backed securities risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
continued on page 6

Fund Nasdaq Symbols

Class A Shares	ACPSX
Class B Shares	CPBBX
Class C Shares	CPCFX
Class R Shares	CPBRX
Class Y Shares	CPBYX
Institutional Class Shares	CPIIX

8	Invesco Core Plus Bond Fund

Schedule of Investments(a)

August 31, 2011

	Principal
	Amount	Value

U.S. Dollar Denominated Bonds & Notes–48.35%
Advertising–0.09%
WPP Finance (United Kingdom), Sr. Unsec. Gtd. Global Notes, 8.00%, 09/15/14	$365,000	$425,843

Aerospace & Defense–0.07%
Alliant Techsystems Inc., Sr. Unsec. Gtd. Sub. Notes, 6.88%, 09/15/20	15,000	15,075

Bombardier Inc. (Canada), Sr. Unsec. Notes, 7.50%, 03/15/18(b)	150,000	163,687

7.75%, 03/15/20(b)	30,000	33,075

Huntington Ingalls Industries, Inc., Sr. Unsec. Gtd. Notes, 6.88%, 03/15/18(b)	10,000	9,425

7.13%, 03/15/21(b)	30,000	28,313

Spirit Aerosystems Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 12/15/20	10,000	10,000

TransDigm Inc., Sr. Unsec. Gtd. Sub. Notes, 7.75%, 12/15/18(b)	10,000	10,250

Triumph Group, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 8.00%, 11/15/17	70,000	72,625

		342,450

Agricultural Products–0.24%
Bunge Ltd. Finance Corp., Unsec. Gtd. Unsub. Notes, 4.10%, 03/15/16	245,000	256,114

Cargill, Inc., Sr. Unsec. Notes, 5.60%, 09/15/12(b)	60,000	63,089

Corn Products International, Inc., Sr. Unsec. Notes, 3.20%, 11/01/15	75,000	78,364

6.63%, 04/15/37	635,000	713,091

		1,110,658

Airlines–1.79%
American Airlines Inc., Sr. Sec. Gtd. Notes, 7.50%, 03/15/16(b)	5,000	4,588

American Airlines Pass Through Trust, Series 2001-2, Class A-2, Sec. Global Pass Through Ctfs., 7.86%, 10/01/11	2,100,000	2,103,938

Series 2011-1, Class A, Sr. Sec. Gtd. Pass Through Ctfs., 5.25%, 01/31/21	1,153,292	1,059,587

Series 2011-1, Class B, Sec. Gtd. Pass Through Ctfs., 7.00%, 01/31/18(b)	392,392	347,267

Continental Airlines, Inc., Series 2007-1, Class C, Sec. Sub. Global Pass Through Ctfs., 7.34%, 04/19/14	17,126	16,955

Series 2009-1, Sec. Pass Through Ctfs., 9.00%, 07/08/16	1,568,749	1,717,780

Series 2009-2, Class B, Sec. Global Pass Through Ctfs., 9.25%, 05/10/17	4,472	4,439

Delta Air Lines, Inc., Series 2001-1, Class A-2, Sr. Sec. Pass Through Ctfs., 7.11%, 09/18/11	2,080,000	2,080,416

Series 2002-1, Class C, Sec. Notes, 12.25%, 03/15/15(b)	25,000	26,563

Sr. Sec. Notes, 9.50%, 09/15/14(b)	2,000	2,060

Series 2010-1, Class B, Sec. Pass Through Ctfs., 6.38%, 01/02/16(b)	85,000	77,775

Series 2010-2, Class B, Sec. Pass Through Ctfs., 6.75%, 11/23/15(b)	10,000	9,200

Series 2002-1, Class C, Sec. Pass Through Ctfs., 7.78%, 01/02/12	92	92

Series 2009-1, Class A, Sr. Sec. Pass Through Ctfs., 7.75%, 12/17/19	598,290	630,448

UAL Corp., Series 2007-1, Class A, Sec. Gtd. Global Pass Through Ctfs., 6.64%, 07/02/22	68,062	66,658

Series 2009-1, Sr. Sec. Gtd. Global Pass Through Ctfs., 10.40%, 11/01/16	9,091	9,955

Series 2009-2A, Sec. Gtd. Global Pass Through Ctfs., 9.75%, 01/15/17	4,447	4,880

US Airways Pass Through Trust–Series 1998-1, Class C, Sec. Pass Through Ctfs., 6.82%, 01/30/14	29,320	26,902

		8,189,503

Alternative Carriers–0.06%
Cogent Communications Group, Inc., Sr. Sec. Gtd. Notes, 8.38%, 02/15/18(b)	30,000	31,500

Level 3 Communications Inc., Sr. Unsec. Notes, 11.88%, 02/01/19(b)	20,000	20,900

Level 3 Escrow, Inc., Sr. Unsec. Notes, 8.13%, 07/01/19(b)	10,000	9,750

Level 3 Financing, Inc., Sr. Unsec. Gtd. Global Notes, 9.25%, 11/01/14	113,000	114,130

Sr. Unsec. Gtd. Notes, 9.38%, 04/01/19(b)	110,000	109,450

		285,730

Aluminum–0.02%
Century Aluminum Co., Sr. Sec. Gtd. Sub. Notes, 8.00%, 05/15/14	88,500	90,547

Apparel Retail–0.19%
Express LLC/Express Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.75%, 03/01/18	19,000	20,092

Gap, Inc. (The), Sr. Unsec. Notes, 5.95%, 04/12/21	677,000	643,996

J Crew Group, Inc., Sr. Unsec. Gtd. Global Notes, 8.13%, 03/01/19	80,000	71,200

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Core Plus Bond Fund

	Principal
	Amount	Value

Apparel Retail–(continued)

Limited Brands Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 06/15/19	$5,000	$5,663

Sr. Unsec. Gtd. Notes, 6.63%, 04/01/21	120,000	122,400

		863,351

Apparel, Accessories & Luxury Goods–0.06%
Hanesbrands Inc., Sr. Unsec. Gtd. Global Notes, 6.38%, 12/15/20	80,000	79,200

Jones Group/Apparel Group Holdings/Appeal Group USA/Footwear Accessories Retail, Sr. Unsec. Notes, 6.88%, 03/15/19	117,000	110,857

Quiksilver Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 04/15/15	100,000	93,500

		283,557

Asset Management & Custody Banks–0.01%
First Data Corp., Sr. Sec. Gtd. Notes, 7.38%, 06/15/19(b)	9,000	8,505

State Street Capital Trust III, Jr. Unsec. Gtd. Sub. Variable Rate Bonds, 5.24%(c)(d)	15,000	14,911

		23,416

Auto Parts & Equipment–0.04%
Allison Transmission Inc., Sr. Unsec. Gtd Notes, 7.13%, 05/15/19(b)	121,000	114,345

Dana Holding Corp., Sr. Unsec. Notes, 6.50%, 02/15/19	5,000	4,937

6.75%, 02/15/21	60,000	59,250

Tenneco Inc., Sr. Gtd. Global Notes, 6.88%, 12/15/20	15,000	15,300

		193,832

Automobile Manufacturers–0.54%
Ford Motor Co., Sr. Unsec. Global Notes, 7.45%, 07/16/31	163,000	179,300

FUEL Trust, Sec. Notes 3.98%, 06/15/16(b)	2,300,000	2,276,680

		2,455,980

Automotive Retail–0.48%
Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 05/01/20	1,180,000	1,312,940

O’Reilly Automotive, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 01/14/21	830,000	889,650

		2,202,590

Biotechnology–0.00%
STHI Holding Corp., Sec. Gtd. Notes, 8.00%, 03/15/18(b)	10,000	9,900

Brewers–0.41%
Anheuser-Busch InBev Worldwide, Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 11/15/14	125,000	141,211

3.00%, 10/15/12	1,670,000	1,713,840

		1,855,051

Broadcasting–0.70%
Clear Channel Communications, Inc., Sr. Sec. Gtd. Global Notes 9.00%, 03/01/21	88,000	72,600

COX Communications, Inc., Sr. Unsec. Notes, 9.38%, 01/15/19(b)	25,000	33,810

8.38%, 03/01/39(b)	1,220,000	1,640,665

Discovery Communications LLC, Sr. Unsec. Gtd. Global Notes, 6.35%, 06/01/40	1,275,000	1,442,953

		3,190,028

Building Products–0.13%
Associated Materials LLC, Sr. Sec. Gtd. Global Notes, 9.13%, 11/01/17	80,000	70,000

Building Materials Corp. of America, Sr. Sec. Gtd. Notes, 7.50%, 03/15/20(b)	110,000	112,750

Sr. Unsec. Notes, 6.88%, 08/15/18(b)	36,000	35,640

Gibraltar Industries Inc.–Series B, Sr. Unsec. Gtd. Sub. Global Notes, 8.00%, 12/01/15	45,000	44,438

Nortek Inc., Sr. Gtd. Notes, 8.50%, 04/15/21(b)	182,000	157,430

Roofing Supply Group LLC/Roofing Supply Finance Inc., Sr. Sec. Notes, 8.63%, 12/01/17(b)	120,000	117,000

USG Corp., Sr. Unsec. Gtd. Notes, 9.75%, 08/01/14(b)	5,000	4,875

Sr. Unsec. Notes, 9.75%, 01/15/18	35,000	31,456

		573,589

Cable & Satellite–1.36%
British Sky Broadcasting Group PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 9.50%, 11/15/18(b)	25,000	33,926

Cablevision Systems Corp., Sr. Unsec. Global Notes, 8.63%, 09/15/17	105,000	112,219

Comcast Corp., Sr. Unsec. Gtd. Global Notes, 6.50%, 01/15/15	20,000	22,964

Sr. Unsec. Gtd. Notes, 6.45%, 03/15/37	80,000	88,999

DIRECTV Holdings LLC/ DIRECTV Financing Co., Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 05/15/16	2,175,000	2,339,484

EH Holding Corp., Sr. Sec. Gtd. Notes, 6.50%, 06/15/19(b)	11,000	11,055

Sr. Unsec. Gtd. Notes, 7.63%, 06/15/21(b)	26,000	26,000

Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.50%, 04/01/21(b)	115,000	112,125

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Core Plus Bond Fund

	Principal
	Amount	Value

Cable & Satellite–(continued)

Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg GmbH & Co. KG (Germany), Sr. Sec. Gtd. Notes, 7.50%, 03/15/19(b)	$150,000	$152,250

NBC Universal Media LLC, Sr. Unsec. Global Notes, 2.10%, 04/01/14	775,000	788,353

5.15%, 04/30/20	350,000	387,904

5.95%, 04/01/41	740,000	795,490

Time Warner Cable, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 02/01/20	680,000	725,500

5.88%, 11/15/40	400,000	416,541

Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec. Gtd. Notes, 5.25%, 01/15/21(b)	200,000	217,798

		6,230,608

Casinos & Gaming–0.11%
Ameristar Casinos Inc., Sr. Unsec. Gtd. Notes, 7.50%, 04/15/21(b)	15,000	15,337

Caesars Entertainment Operating Co. Inc., Sec. Gtd. Global Notes, 10.00%, 12/15/18	65,000	51,675

Sr. Sec. Gtd. Global Notes, 12.75%, 04/15/18	15,000	13,275

Sr. Unsec. Gtd. Global Bonds, 5.63%, 06/01/15	5,000	3,625

CityCenter Holdings LLC/CityCenter Finance Corp., Sec. Gtd. PIK Notes, 10.75%, 01/15/17(b)	5,277	5,165

MGM Resorts International, Sr. Unsec. Gtd. Global Notes, 6.63%, 07/15/15	150,000	138,375

Sr. Unsec. Gtd. Notes, 10.00%, 11/01/16(b)	10,000	10,263

Pinnacle Entertainment, Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 08/01/17	35,000	36,575

Seneca Gaming Corp., Sr. Unsec. Gtd. Notes, 8.25%, 12/01/18(b)	19,000	19,000

Snoqualmie Entertainment Authority, Sr. Sec. Floating Rate Notes, 4.18%, 02/01/14(b)(d)	5,000	4,450

Sr. Sec. Notes, 9.13%, 02/01/15(b)	30,000	29,100

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sec. Gtd. First Mortgage Global Notes, 7.75%, 08/15/20	125,000	136,875

Sr. Sec. Gtd. First Mortgage Global Notes, 7.88%, 11/01/17	20,000	21,744

		485,459

Coal & Consumable Fuels–0.04%
Adaro Indonesia PT (Indonesia), Sr. Unsec. Gtd. Notes 7.63%, 10/22/19(b)	100,000	108,000

Alpha Natural Resources Inc., Sr. Unsec. Gtd. Notes, 6.00%, 06/01/19	5,000	4,950

6.25%, 06/01/21	2,000	1,965

Arch Coal, Inc., Sr. Unsec. Gtd. Notes, 7.25%, 10/01/20	12,000	12,150

CONSOL Energy Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 04/01/20	35,000	37,800

		164,865

Communications Equipment–0.51%
Avaya, Inc., Sr. Sec. Gtd. Notes, 7.00%, 04/01/19(b)	130,000	118,950

Motorola Solutions Inc., Sr. Unsec. Global Notes, 8.00%, 11/01/11	2,195,000	2,218,101

		2,337,051

Computer & Electronics Retail–0.48%
Best Buy Co. Inc., Sr. Unsec. Global Notes, 6.75%, 07/15/13	2,010,000	2,173,181

RadioShack Corp., Sr. Gtd. Notes, 6.75%, 05/15/19(b)	4,000	3,730

Rent-A-Center, Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 11/15/20	35,000	34,125

		2,211,036

Computer Hardware–0.00%
SunGard Data Systems, Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 11/15/20	12,000	11,640

Computer Storage & Peripherals–0.02%
Seagate HDD Cayman, Sr. Unsec. Gtd. Notes, 7.75%, 12/15/18(b)	70,000	70,700

7.00%, 11/01/21(b)	7,000	6,668

		77,368

Construction & Engineering–0.04%
Dycom Investments, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 7.13%, 01/15/21	5,000	5,150

Great Lakes Dredge & Dock Corp., Sr. Unsec. Gtd. Notes, 7.38%, 02/01/19(b)	10,000	9,550

MasTec, Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 02/01/17	75,000	75,375

Tutor Perini Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 11/01/18	100,000	89,250

		179,325

Construction & Farm Machinery & Heavy Trucks–0.07%
Chrysler Group LLC, Sr. Sec. Gtd. Notes, 8.00%, 06/15/19(b)	200,000	173,000

Commercial Vehicle Group, Inc., Sr. Sec. Gtd. Notes, 7.88%, 04/15/19(b)	51,000	48,705

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Core Plus Bond Fund

	Principal
	Amount	Value

Construction & Farm Machinery & Heavy Trucks–(continued)

Manitowoc Co., Inc. (The), Sr. Unsec. Gtd. Notes, 8.50%, 11/01/20	$35,000	$35,000

Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	76,000	78,660

Titan International Inc., Sr. Sec. Gtd. Global Notes 7.88%, 10/01/17	5,000	5,275

		340,640

Construction Materials–0.04%
Building Materials Corp. of America, Sr. Unsec. Notes, 6.75%, 05/01/21(b)	11,000	10,615

Ply Gem Industries, Inc., Sr. Sec. Gtd. Global Notes, 8.25%, 02/15/18	80,000	69,600

Texas Industries, Inc., Sr. Unsec. Gtd. Global Notes, 9.25%, 08/15/20	125,000	114,062

		194,277

Consumer Finance–0.28%
Ally Financial, Inc., Sr. Unsec. Gtd. Global Notes, 8.00%, 03/15/20	80,000	81,800

7.50%, 09/15/20	185,000	184,075

8.00%, 11/01/31	10,000	9,775

National Money Mart Co. (Canada), Sr. Unsec. Gtd. Global Notes, 10.38%, 12/15/16	25,000	26,437

SLM Corp., Sr. Unsec. Medium-Term Global Notes, 6.25%, 01/25/16	355,000	361,154

Series A, Sr. Unsec. Medium-Term Notes, 5.00%, 10/01/13	615,000	617,257

		1,280,498

Data Processing & Outsourced Services–0.04%
CoreLogic, Inc., Sr. Unsec. Gtd. Notes, 7.25%, 06/01/21(b)	178,000	168,210

Department Stores–0.22%
Macy’s Retail Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.35%, 03/15/12	955,000	974,100

Sears Holdings Corp., Sr. Sec. Gtd. Notes, 6.63%, 10/15/18(b)	45,000	37,575

		1,011,675

Distillers & Vintners–0.00%
Constellation Brands, Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 05/15/17	20,000	21,250

Diversified Banks–5.70%
Abbey National Treasury Services PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 2.88%, 04/25/14	440,000	421,749

Sr. Unsec. Gtd. Medium-Term Euro Notes, 3.88%, 11/10/14(b)	420,000	409,719

Akbank TAS (Turkey), Sr. Unsec. Notes, 5.13%, 07/22/15(b)	100,000	101,304

6.50%, 03/09/18(b)	200,000	208,319

Alfa Bank OJSC Via Alfa Bond Issuance PLC (Ireland), Sr. Sec. Gtd. Loan Participation Notes 7.75%, 04/28/21(b)	200,000	194,466

ANZ National Int’l Ltd. (New Zealand), Sr. Unsec. Gtd. Notes, 2.38%, 12/21/12(b)	1,080,000	1,099,249

Banco Bradesco S.A. (Brazil), Sr. Unsec. Notes, 4.10%, 03/23/15(b)	415,000	423,892

Banco de Credito del Peru (Peru), Sr. Unsec. Notes, 4.75%, 03/16/16(b)	100,000	98,153

BanColombia S.A. (Colombia), Sr. Unsec. Notes 5.95%, 06/03/21(b)	250,000	253,356

Bangkok Bank PCL (Thailand), Sr. Unsec. Notes 4.80%, 10/18/20(b)	100,000	98,115

Bank of Nova Scotia (Canada), Sr. Unsec. Global Notes, 2.38%, 12/17/13	1,525,000	1,571,130

3.40%, 01/22/15	50,000	53,255

Barclays Bank PLC (United Kingdom), Unsec. Sub. Global Notes, 5.14%, 10/14/20	810,000	745,226

Credit Suisse (Switzerland), Sub. Global Notes, 5.40%, 01/14/20	545,000	547,949

Development Bank of Kazakhstan JSC (Kazakhstan), Sr. Unsec. Notes, 5.50%, 12/20/15(b)	500,000	517,125

GTB Finance B.V. (Netherlands), Sr. Unsec. Gtd. Notes, 7.50%, 05/19/16(b)	200,000	206,974

HBOS PLC (United Kingdom)–Series G, Unsec. Sub. Medium-Term Notes, 6.75%, 05/21/18(b)	1,360,000	1,278,178

HSBC Finance Corp., Sr. Unsec. Global Notes, 7.00%, 05/15/12	115,000	119,077

Sr. Unsec. Sub. Notes, 6.68%, 01/15/21(b)	531,000	522,521

ICICI Bank Ltd. (India), Sr. Unsec. Notes, 4.75%, 11/25/16(b)	200,000	196,635

ING Bank N.V. (Netherlands), Sr. Unsec. Notes, 3.00%, 09/01/15(b)	255,000	253,458

Itau Unibanco Holding S.A. (Brazil), Sub. Notes 6.20%, 12/21/21(b)	200,000	205,186

Lloyds TSB Bank PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 4.88%, 01/21/16	2,040,000	2,048,631

Sr. Unsec. Gtd. Medium-Term Notes, 5.80%, 01/13/20(b)	725,000	721,788

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Core Plus Bond Fund

	Principal
	Amount	Value

Diversified Banks–(continued)

Unsec. Gtd. Sub. Medium-Term Notes, 6.50%, 09/14/20(b)	$955,000	$929,203

Nordea Bank A.B. (Sweden), Sr. Unsec. Notes, 4.88%, 01/27/20(b)	575,000	626,665

RBS Capital Trust II, Jr. Unsec. Gtd. Sub. Global Bonds, 6.43%(c)(e)	11,000	5,995

Royal Bank of Scotland PLC (The) (United Kingdom), Sr. Unsec. Gtd. Global Notes, 4.88%, 03/16/15	975,000	981,500

Series 2, Sr. Unsec. Gtd. Global Notes, 3.40%, 08/23/13	475,000	471,774

Santander U.S. Debt S.A. Unipersonal (Spain), Sr. Unsec. Gtd. Notes, 3.72%, 01/20/15(b)	700,000	644,729

Societe Generale S.A. (France), Sr. Unsec. Medium-Term Notes, 5.20%, 04/15/21(b)	1,500,000	1,356,393

Sr. Unsec. Notes, 2.50%, 01/15/14(b)	1,940,000	1,837,213

Standard Chartered Bank (United Kingdom), Unsec. Sub. Notes, 6.40%, 09/26/17(b)	420,000	466,183

Standard Chartered PLC (United Kingdom), Sr. Unsec. Notes, 5.50%, 11/18/14(b)	1,880,000	2,051,294

3.85%, 04/27/15(b)	775,000	799,699

U.S. Bancorp., Sr. Unsec. Notes, 2.00%, 06/14/13	45,000	46,020

U.S. Bank N.A., Sub. Variable Rate Notes, 3.78%, 04/29/20(d)	1,400,000	1,474,169

VTB Bank OJSC Via VTB Capital S.A. (Luxembourg), Sr. Unsec. Loan Participation Notes, 6.32%, 02/22/18(b)	1,415,000	1,437,147

6.55%, 10/13/20(b)	660,000	657,393

		26,080,832

Diversified Capital Markets–0.67%
UBS AG (Switzerland), Sr. Unsec. Floating Rate Medium-Term Global Notes, 1.40%, 02/23/12(d)	1,000,000	1,004,525

Sr. Unsec. Global Notes, 5.88%, 12/20/17	200,000	211,604

Sr. Unsec. Medium-Term Bank Notes, 3.88%, 01/15/15	560,000	577,937

Sr. Unsec. Medium-Term Global Notes, 5.75%, 04/25/18	1,200,000	1,269,847

		3,063,913

Diversified Chemicals–0.01%
Huntsman International LLC, Sr. Unsec. Gtd. Sub. Global Notes, 8.63%, 03/15/21	35,000	36,838

Diversified Metals & Mining–0.36%
Anglo American Capital PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 9.38%, 04/08/19(b)	170,000	228,200

Freeport-McMoRan Copper & Gold, Inc., Sr. Unsec. Notes, 8.38%, 04/01/17	850,000	917,468

Midwest Vanadium Pty Ltd. (Australia), Sr. Sec. Gtd. Notes, 11.50%, 02/15/18(b)	5,000	4,719

Southern Copper Corp., Sr. Unsec. Global Notes, 5.38%, 04/16/20	150,000	159,037

6.75%, 04/16/40	225,000	229,524

Thompson Creek Metals Co., Inc. (Canada), Sr. Unsec. Gtd. Notes, 7.38%, 06/01/18(b)	2,000	1,830

Vedanta Resources PLC (United Kingdom), Sr. Unsec. Notes, 9.50%, 07/18/18(b)	100,000	101,818

		1,642,596

Diversified REIT’s–0.94%
Dexus Diversified Trust/Dexus Office Trust (Australia), Sr. Unsec. Gtd. Notes, 5.60%, 03/15/21(b)	2,765,000	3,036,967

Qatari Diar Finance QSC (Qatar), Unsec. Gtd. Unsub. Notes, 5.00%, 07/21/20(b)	1,175,000	1,282,654

		4,319,621

Diversified Support Services–0.14%
Cintas Corp. No. 2, Sr. Unsec. Gtd. Notes, 4.30%, 06/01/21	80,000	86,810

International Lease Finance Corp., Sr. Unsec. Global Notes, 8.63%, 09/15/15	5,000	5,109

5.75%, 05/15/16	400,000	368,750

8.75%, 03/15/17	85,000	87,285

6.25%, 05/15/19	100,000	90,750

		638,704

Drug Retail–0.13%
CVS Pass-Through Trust, Sec. Global Pass Through Ctfs., 6.04%, 12/10/28	216,034	237,297

Sec. Pass Through Ctfs., 8.35%, 07/10/31(b)	284,237	369,025

		606,322

Electric Utilities–2.30%
DCP Midstream LLC, Sr. Unsec. Notes, 9.75%, 03/15/19(b)	1,254,000	1,709,495

Dubai Electricity & Water Authority (Vietnam), Sr. Unsec. Notes, 7.38%, 10/21/20(b)	200,000	205,500

Enel Finance International N.V. (Luxembourg), Sr. Unsec. Gtd. Notes, 3.88%, 10/07/14(b)	1,270,000	1,279,598

Indiana Michigan Power Co.–Series I, Sr. Unsec. Notes, 7.00%, 03/15/19	1,025,000	1,285,067

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Core Plus Bond Fund

	Principal
	Amount	Value

Electric Utilities–(continued)

LSP Energy L.P./LSP Batesville Funding Corp.–Series D, Sr. Sec. Bonds, 8.16%, 07/15/25	$5,000	$3,625

Majapahit Holding B.V. (Netherlands), Sr. Unsec. Gtd. Notes 7.75%, 01/20/20(b)	100,000	119,191

Ohio Power Co.–Series M, Sr. Unsec. Notes, 5.38%, 10/01/21	2,715,000	3,145,366

PPL Electric Utilities Corp., Sec. First Mortgage Bonds, 6.25%, 05/15/39	770,000	968,831

Southern Co.–Series A, Sr. Unsec. Notes, 5.30%, 01/15/12	60,000	60,959

Virginia Electric & Power Co., Sr. Unsec. Notes, 5.10%, 11/30/12	780,000	821,114

5.00%, 06/30/19	800,000	913,636

		10,512,382

Electrical Components & Equipment–0.01%
Belden Inc., Sr. Gtd. Sub. Global Notes, 9.25%, 06/15/19	5,000	5,325

Polypore International, Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 11/15/17	55,000	55,000

		60,325

Electronic Components–0.06%
Corning, Inc., Sr. Unsec. Notes, 6.63%, 05/15/19	85,000	103,851

7.25%, 08/15/36	135,000	163,159

		267,010

Electronic Manufacturing Services–0.02%
Sanmina-SCI Corp., Sr. Unsec. Gtd. Notes, 7.00%, 05/15/19(b)	122,000	114,070

Environmental & Facilities Services–0.26%
Clean Harbors, Inc., Sr. Sec. Gtd. Global Notes, 7.63%, 08/15/16	35,000	37,100

Waste Management, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 03/15/14	1,050,000	1,148,223

		1,185,323

Forest Products–0.00%
Millar Western Forest Products Ltd. (Canada), Sr. Unsec. Notes, 8.50%, 04/01/21(b)	20,000	15,600

Gas Utilities–0.02%
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/21	50,000	45,125

Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Notes, 7.38%, 03/15/20	40,000	41,100

		86,225

General Merchandise Stores–0.29%
Family Dollar Stores, Inc., Sr. Unsec. Notes, 5.00%, 02/01/21	1,350,000	1,338,609

Gold–1.31%
Barrick Gold Corp. (Canada), Sr. Unsec. Notes, 2.90%, 05/30/16(b)	1,210,000	1,260,459

Gold Fields Orogen Holding BVI Ltd. (British Virgin Islands), Sr. Unsec. Gtd. Notes, 4.88%, 10/07/20(b)	2,135,000	2,000,625

Kinross Gold Corp. (Canada), Sr. Unsec. Gtd. Notes, 5.13%, 09/01/21(b)	1,365,000	1,355,410

6.88%, 09/01/41(b)	1,365,000	1,398,963

		6,015,457

Health Care Distributors–0.04%
McKesson Corp., Sr. Unsec. Notes, 3.25%, 03/01/16	75,000	79,963

4.75%, 03/01/21	95,000	106,542

		186,505

Health Care Equipment–0.01%
CareFusion Corp., Sr. Unsec. Global Notes, 4.13%, 08/01/12	25,000	25,617

DJO Finance LLC/Corp., Sr. Unsec. Gtd. Notes, 7.75%, 04/15/18(b)	4,000	3,720

Sr. Unsec. Gtd. Sub. Notes, 9.75%, 10/15/17(b)	21,000	19,425

		48,762

Health Care Facilities–0.06%
HCA, Inc., Sr. Sec. Gtd. Global Notes, 7.88%, 02/15/20	42,000	44,625

Healthsouth Corp., Sr. Unsec. Gtd. Notes, 7.25%, 10/01/18	10,000	10,025

8.13%, 02/15/20	45,000	45,450

7.75%, 09/15/22	5,000	5,025

Select Medical Holdings Corp., Sr. Unsec. Floating Rate Global Notes, 6.21%, 09/15/15(d)	9,000	8,280

Tenet Healthcare Corp., Sr. Unsec. Global Notes, 9.25%, 02/01/15	145,000	153,337

8.00%, 08/01/20	7,000	6,808

		273,550

Health Care Services–1.16%
Express Scripts, Inc., Sr. Unsec. Gtd. Global Notes,
5.25%, 06/15/12	50,000	51,665

6.25%, 06/15/14	2,525,000	2,815,335

Sr. Unsec. Gtd. Notes, 3.13%, 05/15/16	190,000	195,210

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Core Plus Bond Fund

	Principal
	Amount	Value

Health Care Services–(continued)

Highmark, Inc., Sr. Unsec. Notes, 4.75%, 05/15/21(b)	$785,000	$840,365

6.13%, 05/15/41(b)	730,000	784,355

Medco Health Solutions, Inc., Sr. Unsec. Notes, 2.75%, 09/15/15	585,000	598,123

		5,285,053

Health Care Technology–0.01%
MedAssets, Inc., Sr. Unsec. Gtd. Notes, 8.00%, 11/15/18(b)	45,000	44,213

Home Furnishings–0.00%
American Standard Americas, Sr. Sec. Notes, 10.75%, 01/15/16(b)	20,000	16,700

Home Improvement Retail–0.00%
Michaels Stores, Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 11/01/18	5,000	4,750

Homebuilding–0.11%
Beazer Homes USA, Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 07/15/15	80,000	58,400

8.13%, 06/15/16	27,000	19,035

Corp. GEO S.A.B. de C.V. (Mexico), Sr. Unsec. Gtd. Notes 9.25%, 06/30/20(b)	250,000	250,748

K. Hovnanian Enterprises Inc., Sr. Sec. Gtd. Global Notes, 10.63%, 10/15/16	165,000	147,675

Lennar Corp., Sr. Unsec. Gtd. Global Notes, 6.95%, 06/01/18	20,000	18,500

		494,358

Hotels, Resorts & Cruise Lines–1.19%
Hyatt Hotels Corp., Sr. Unsec. Notes, 5.75%, 08/15/15(b)	2,415,000	2,601,967

6.88%, 08/15/19(b)	120,000	135,190

Royal Caribbean Cruises Ltd., Sr. Unsec. Global Notes, 7.50%, 10/15/27	20,000	19,200

Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec. Notes, 7.15%, 12/01/19	5,000	5,500

Wyndham Worldwide Corp., Sr. Unsec. Notes, 7.38%, 03/01/20	1,035,000	1,152,084

5.63%, 03/01/21	1,530,000	1,551,038

		5,464,979

Household Products–0.01%
Central Garden & Pet Co., Sr. Gtd. Sub. Notes, 8.25%, 03/01/18	65,000	63,700

Independent Power Producers & Energy Traders–0.07%
AES Corp. (The), Sr. Unsec. Global Notes, 7.75%, 10/15/15	10,000	10,500

8.00%, 10/15/17	80,000	84,400

AES Gener S.A. (Chile), Unsec. Unsub. Notes, 5.25%, 08/15/21(b)	200,000	202,092

Dynegy Holdings Inc., Sr. Unsec. Global Notes, 7.75%, 06/01/19	20,000	12,300

		309,292

Industrial Conglomerates–0.94%
General Electric Capital Corp., Sr. Unsec. Notes, 2.25%, 11/09/15	65,000	65,474

Hutchison Whampoa International Ltd. (Hong Kong), Sr. Unsec. Gtd. Notes, 7.63%, 04/09/19(b)	925,000	1,130,813

Unsec. Gtd. Notes, 5.75%, 09/11/19(b)	1,000,000	1,106,825

Unsec. Gtd. Sub. Variable Rate Notes, 6.00%(b)(c)(d)	200,000	203,500

Metalloinvest Finance Ltd. (Ireland), Sr. Unsec. Gtd. Notes, 6.50%, 07/21/16(b)	200,000	196,160

Sigma Alimentos S.A. de C.V. (Mexico), Sr. Unsec. Notes, 5.63%, 04/14/18(b)	1,550,000	1,597,294

		4,300,066

Industrial Machinery–0.65%
Cleaver-Brooks, Inc., Sr. Sec. Notes, 12.25%, 05/01/16(b)	15,000	15,075

Pentair, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 05/15/21	2,810,000	2,944,402

SPX Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 09/01/17	20,000	20,800

		2,980,277

Industrial REIT’s–0.01%
DuPont Fabros Technology L.P., Sr. Unsec. Gtd. Global Notes, 8.50%, 12/15/17	30,000	32,100

Integrated Oil & Gas–0.48%
Lukoil International Finance B.V. (Netherlands), Sr. Unsec. Gtd. Notes, 7.25%, 11/05/19(b)	100,000	109,806

Petrobras International Finance Co. (Brazil), Sr. Unsec. Gtd. Global Notes, 3.88%, 01/27/16	955,000	974,802

5.38%, 01/27/21	824,000	876,040

Petroleos de Venezuela S.A. (Venezuela), Sr. Unsec. Gtd. Notes, 8.50%, 11/02/17(b)	200,000	144,350

Petroleos de Venezuela S.A. (Venezuela)-REGS, Sr. Unsec. Gtd. Euro Notes, 8.50%, 11/02/17(b)	110,000	79,200

		2,184,198

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Core Plus Bond Fund

	Principal
	Amount	Value

Integrated Telecommunication Services–0.69%
AT&T Corp., Sr. Unsec. Gtd. Global Notes, 8.00%, 11/15/31	$13,000	$17,662

AT&T, Inc., Sr. Unsec. Global Notes, 2.50%, 08/15/15	905,000	927,807

2.95%, 05/15/16	160,000	166,246

4.45%, 05/15/21	85,000	91,504

Indosat Palapa Co. B.V. (Netherlands), Sr. Unsec. Gtd. Notes, 7.38%, 07/29/20(b)	200,000	223,206

Integra Telecom Holdings, Inc., Sr. Sec. Notes, 10.75%, 04/15/16(b)	10,000	9,550

Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.25%, 04/01/19(b)	15,000	14,625

7.25%, 10/15/20(b)	20,000	19,400

Telefonica Emisiones SAU (Spain), Sr. Unsec. Gtd. Global Notes, 5.46%, 02/16/21	415,000	406,021

Verizon Communications, Inc., Sr. Unsec. Global Notes, 8.95%, 03/01/39	305,000	458,923

Windstream Georgia Communications Corp., Sr. Unsec. Notes, 6.50%, 11/15/13	797,000	815,587

		3,150,531

Internet Retail–0.01%
Expedia, Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 07/01/16	45,000	49,528

Internet Software & Services–0.03%
Equinix, Inc., Sr. Unsec. Notes, 8.13%, 03/01/18	15,000	16,087

7.00%, 07/15/21	100,000	102,500

		118,587

Investment Banking & Brokerage–2.42%
Cantor Fitzgerald L.P., Bonds, 7.88%, 10/15/19(b)	1,100,000	1,200,043

E*Trade Financial Corp., Sr. Unsec. Notes, 7.88%, 12/01/15	75,000	74,625

6.75%, 06/01/16	5,000	5,150

Goldman Sachs Group, Inc. (The), Sr. Unsec. Global Notes,
5.13%, 01/15/15	780,000	821,138

3.70%, 08/01/15	660,000	667,594

5.25%, 07/27/21	1,020,000	1,034,352

Unsec. Sub. Global Notes, 6.75%, 10/01/37	520,000	493,488

Jefferies Group Inc., Sr. Unsec. Notes, 8.50%, 07/15/19	1,325,000	1,581,405

Macquarie Group Ltd. (Australia), Sr. Unsec. Notes, 6.00%, 01/14/20(b)	505,000	507,696

Morgan Stanley, Sr. Unsec. Global Notes, 4.00%, 07/24/15	450,000	448,687

Sr. Unsec. Medium-Term Global Notes, 6.00%, 05/13/14	955,000	1,008,707

Sr. Unsec. Notes,
2.88%, 01/24/14	100,000	99,216

3.45%, 11/02/15	2,010,000	1,939,428

5.75%, 01/25/21	985,000	1,013,418

Raymond James Financial, Inc., Sr. Unsec. Notes, 4.25%, 04/15/16	170,000	175,599

		11,070,546

Leisure Facilities–0.01%
AMC Entertainment, Inc., Sr. Gtd. Global Sub. Notes, 9.75%, 12/01/20	30,000	29,100

Speedway Motorsports, Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 02/01/19	25,000	24,000

		53,100

Life & Health Insurance–1.48%
Forethought Financial Group, Inc., Sr. Unsec. Notes, 8.63%, 04/15/21(b)	50,000	49,687

Nationwide Financial Services, Sr. Unsec. Notes, 5.38%, 03/25/21(b)	735,000	766,127

Pacific Life Global Funding, Sr. Sec. Notes, 5.15%, 04/15/13(b)	1,385,000	1,465,996

Pacific LifeCorp., Sr. Unsec. Notes, 6.00%, 02/10/20(b)	425,000	463,944

Prudential Financial, Inc., Jr. Unsec. Sub. Variable Rate Global Notes, 8.88%, 06/15/38(d)	1,640,000	1,778,164

Series D, Sr. Unsec. Disc. Medium-Term Notes, 4.75%, 09/17/15	550,000	584,878

Sr. Unsec. Medium-Term Notes,
2.75%, 01/14/13	50,000	50,836

3.88%, 01/14/15	1,405,000	1,440,916

7.38%, 06/15/19	130,000	154,937

		6,755,485

Life Sciences Tools & Services–0.48%
Life Technologies Corp., Sr. Notes, 6.00%, 03/01/20	2,005,000	2,197,121

Patheon Inc. (Canada), Sr. Sec. Gtd. Notes, 8.63%, 04/15/17(b)	5,000	4,788

		2,201,909

Managed Health Care–0.74%
CIGNA Corp., Sr. Unsec. Notes, 4.50%, 03/15/21	180,000	188,257

5.88%, 03/15/41	125,000	132,626

Coventry Health Care, Inc., Sr. Unsec. Notes, 5.45%, 06/15/21	70,000	75,730

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Core Plus Bond Fund

	Principal
	Amount	Value

Managed Health Care–(continued)

UnitedHealth Group, Inc., Sr. Unsec. Notes, 4.88%, 02/15/13	$2,120,000	$2,238,451

WellPoint, Inc., Sr. Unsec. Global Notes, 3.70%, 08/15/21	750,000	751,896

		3,386,960

Marine–0.00%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc. (Zambia), Sr. Sec. Gtd. Notes, 8.63%, 11/01/17(b)	2,000	1,680

Mortgage Backed Securities–0.17%
U.S. Bank N.A., Sr. Unsec. Medium-Term Notes, 5.92%, 05/25/12	758,764	787,355

Movies & Entertainment–0.11%
AMC Entertainment, Inc., Sr. Unsec. Gtd. Global Notes, 8.75%, 06/01/19	80,000	80,300

Cinemark USA, Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 06/15/19	35,000	36,925

NAI Entertainment Holdings LLC, Sr. Sec. Notes, 8.25%, 12/15/17(b)	30,000	30,900

Time Warner, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 11/15/16	285,000	333,394

		481,519

Multi-Line Insurance–0.52%
American Financial Group, Inc., Sr. Unsec. Notes, 9.88%, 06/15/19	10,000	12,671

CNA Financial Corp., Sr. Unsec. Global Bonds, 5.88%, 08/15/20	20,000	20,924

Fairfax Financial Holdings Ltd. (Canada), Sr. Unsec. Notes, 5.80%, 05/15/21(b)	3,000	2,921

Hartford Financial Services Group Inc., Jr. Unsec. Sub. Variable Rate Deb., 8.13%, 06/15/38(d)	75,000	75,981

Health Care Service Corp., Sr. Unsec. Notes, 4.70%, 01/15/21(b)	400,000	429,137

Liberty Mutual Group Inc., Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/15/37(b)	250,000	236,250

Sr. Unsec. Gtd. Notes, 5.00%, 06/01/21(b)	5,000	4,881

Metropolitan Life Global Funding I, Sr. Sec. Global Notes, 5.13%, 04/10/13(b)	1,460,000	1,546,472

Nationwide Mutual Insurance Co., Sub. Notes, 9.38%, 08/15/39(b)	25,000	30,851

		2,360,088

Office REIT’s–0.15%
Digital Realty Trust L.P., Sr. Unsec. Gtd. Global Notes, 4.50%, 07/15/15	675,000	701,625

Office Services & Supplies–0.25%
IKON Office Solutions, Inc., Sr. Unsec. Notes, 6.75%, 12/01/25	5,000	4,838

Steelcase, Inc., Sr. Unsec. Notes, 6.38%, 02/15/21	1,090,000	1,162,350

		1,167,188

Oil & Gas Drilling–0.22%
Transocean, Inc., Sr. Unsec. Gtd. Global Notes, 4.95%, 11/15/15	930,000	1,004,033

Oil & Gas Equipment & Services–0.03%
Bristow Group, Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/17	15,000	15,450

Key Energy Services, Inc., Sr. Unsec. Gtd. Notes, 6.75%, 03/01/21	90,000	88,594

SESI, LLC, Sr. Unsec. Gtd. Notes, 6.38%, 05/01/19(b)	12,000	11,940

		115,984

Oil & Gas Exploration & Production–0.51%
Anadarko Petroleum Corp., Sr. Unsec. Notes, 7.63%, 03/15/14	50,000	56,869

Chaparral Energy Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 09/01/21	125,000	119,375

Chesapeake Energy Corp., Sr. Unsec. Gtd. Notes, 6.63%, 08/15/20	16,000	16,780

6.13%, 02/15/21	5,000	5,081

Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 7.13%, 05/01/17	5,000	5,169

Continental Resources, Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 10/01/19	20,000	21,675

7.13%, 04/01/21	50,000	51,438

Delta Petroleum Corp., Sr. Unsec. Gtd. Sub. Global Notes, 7.00%, 04/01/15	25,000	19,500

EXCO Resources, Inc., Sr. Unsec. Gtd. Notes, 7.50%, 09/15/18	107,000	102,720

Forest Oil Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 06/15/19	60,000	59,850

Gazprom Via Gaz Capital S.A. (Luxembourg), Sr. Unsec. Loan Participation Notes, 6.51%, 03/07/22(b)	100,000	107,750

McMoRan Exploration Co., Sr. Unsec. Gtd. Notes, 11.88%, 11/15/14	10,000	10,625

Newfield Exploration Co., Sr. Unsec. Sub. Global Notes, 7.13%, 05/15/18	100,000	104,750

OGX Petroleo e Gas Participacoes S.A. (Brazil), Sr. Unsec. Gtd. Notes, 8.50%, 06/01/18(b)	200,000	200,224

Pemex Project Funding Master Trust, Sr. Unsec. Gtd. Global Bonds, 6.63%, 06/15/35	340,000	371,256

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Core Plus Bond Fund

	Principal
	Amount	Value

Oil & Gas Exploration & Production–(continued)

Petrobras International Finance Co. (Brazil), Sr. Unsec. Gtd. Global Notes, 6.88%, 01/20/40	$625,000	$699,346

Petrohawk Energy Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 08/15/18	25,000	29,250

Sr. Unsec. Gtd. Notes, 6.25%, 06/01/19(b)	107,000	124,387

Petroleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes, 5.50%, 01/21/21	20,000	21,786

Plains Exploration & Production Co., Sr. Unsec. Gtd. Notes, 7.63%, 06/01/18	100,000	103,000

8.63%, 10/15/19	5,000	5,450

Range Resources Corp., Sr. Unsec. Gtd. Sub. Notes, 5.75%, 06/01/21	75,000	75,750

SM Energy Co., Sr. Unsec. Notes, 6.63%, 02/15/19(b)	15,000	15,075

		2,327,106

Oil & Gas Refining & Marketing–0.02%
SunCoke Energy, Inc., Sr. Unsec. Gtd. Notes, 7.63%, 08/01/19(b)	10,000	9,850

Tesoro Corp., Sr. Unsec. Gtd. Global Bonds, 6.50%, 06/01/17	20,000	20,375

United Refining Co., Sr. Sec. Gtd. Global Notes, 10.50%, 02/28/18	80,000	81,400

		111,625

Oil & Gas Storage & Transportation–2.38%
Chesapeake Midstream Partners L.P./CHKM Finance Corp., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/21(b)	43,000	41,280

Copano Energy LLC/Copano Energy Finance Co., Sr. Unsec. Gtd. Notes, 7.13%, 04/01/21	112,000	112,000

Energy Transfer Equity L.P., Sr. Sec. Gtd. Notes, 7.50%, 10/15/20	72,000	74,610

Enterprise Products Operating LLC, Sr. Unsec. Gtd. Global Notes, 5.25%, 01/31/20	150,000	163,547

Sr. Unsec. Gtd. Notes,
7.63%, 02/15/12	3,665,000	3,775,861

6.45%, 09/01/40	1,005,000	1,105,754

Series N, Sr. Unsec. Gtd. Notes, 6.50%, 01/31/19	420,000	491,626

Inergy L.P./Inergy Finance Corp., Sr. Unsec. Gtd. Notes, 6.88%, 08/01/21(b)	10,000	9,513

MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.50%, 08/15/21	130,000	131,137

Overseas Shipholding Group, Inc., Sr. Unsec. Notes, 8.13%, 03/30/18	35,000	29,750

Regency Energy Partners L.P./Regency Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.88%, 12/01/18	25,000	25,656

Spectra Energy Capital LLC, Sr. Unsec. Gtd. Notes, 5.65%, 03/01/20	2,290,000	2,585,269

Targa Resources Partners L.P./Targa Resouces Partners Finance Corp., Sr. Unsec. Gtd. Notes, 6.88%, 02/01/21(b)	25,000	24,438

Texas Eastern Transmission L.P., Sr. Unsec. Notes, 7.00%, 07/15/32	255,000	319,561

Williams Partners L.P., Sr. Unsec. Global Notes, 3.80%, 02/15/15	1,305,000	1,387,235

6.30%, 04/15/40	540,000	598,774

		10,876,011

Other Diversified Financial Services–4.70%
Bank of America Corp., Sr. Unsec. Global Notes,
4.50%, 04/01/15	40,000	40,528

3.70%, 09/01/15	700,000	688,252

6.50%, 08/01/16	10,000	10,756

Series L, Sr. Unsec. Medium-Term Global Notes, 7.63%, 06/01/19	220,000	249,294

Bear Stearns Cos., LLC (The), Unsec. Sub. Notes, 5.55%, 01/22/17	115,000	123,682

Citigroup, Inc., Sr. Unsec. Global Notes,
5.10%, 09/29/11	1,670,000	1,674,150

6.01%, 01/15/15	2,145,000	2,302,311

6.13%, 05/15/18	330,000	358,321

Sr. Unsec. Notes, 4.75%, 05/19/15	25,000	26,075

Countrywide Financial Corp., Sr. Unsec. Gtd. Medium-Term Global Notes, 5.80%, 06/07/12	1,510,000	1,535,775

ERAC USA Finance LLC, Unsec. Gtd. Notes, 5.80%, 10/15/12(b)	300,000	315,520

2.25%, 01/10/14(b)	2,000,000	2,027,018

General Electric Capital Corp., Sr. Unsec. Global Notes, 5.90%, 05/13/14	25,000	27,801

Series A, Sr. Unsec. Medium-Term Global Notes, 6.88%, 01/10/39	890,000	1,018,135

International Lease Finance Corp., Sr. Sec. Notes, 6.50%, 09/01/14(b)	1,915,000	1,908,298

Sr. Unsec. Notes, 8.25%, 12/15/20	155,000	157,906

JPMorgan Chase & Co., Global Notes, 5.60%, 07/15/41	1,825,000	1,882,486

Sr. Unsec. Floating Rate Medium-Term Notes, 0.96%, 02/26/13(d)	40,000	39,828

Sr. Unsec. Global Notes,
3.15%, 07/05/16	750,000	766,122

6.30%, 04/23/19	190,000	218,761

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Core Plus Bond Fund

	Principal
	Amount	Value

Other Diversified Financial Services–(continued)

JPMorgan Chase Capital XXVII–Series AA, Jr. Unsec. Gtd. Sub. Notes, 7.00%, 11/01/39	$2,325,000	$2,330,791

Merrill Lynch & Co. Inc., Unsec. Sub. Global Notes, 6.11%, 01/29/37	215,000	183,859

Series C, Sr. Unsec. Medium-Term Global Notes, 5.45%, 02/05/13	3,530,000	3,612,264

Twin Reefs Pass-Through Trust, Sec. Pass Through Ctfs., 1.39% (Acquired 12/07/04-10/03/06; Cost $1,104,600)(b)(c)(f)	1,110,000	—

		21,497,933

Packaged Foods & Meats–0.64%
Del Monte Foods Co., Sr. Unsec. Gtd. Notes, 7.63%, 02/15/19(b)	15,000	15,000

Dole Food Co. Inc., Sr. Sec. Gtd. Notes, 8.00%, 10/01/16(b)	5,000	5,200

Grupo Bimbo S.A.B. de C.V. (Mexico), Sr. Unsec. Gtd. Notes, 4.88%, 06/30/20(b)	1,065,000	1,104,134

Kraft Foods, Inc., Sr. Unsec. Global Notes, 2.63%, 05/08/13	960,000	980,844

5.38%, 02/10/20	460,000	523,381

7.00%, 08/11/37	70,000	84,327

MHP S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 10.25%, 04/29/15(b)	200,000	204,791

		2,917,677

Paper Packaging–0.00%
Cascades, Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 7.88%, 01/15/20	10,000	9,725

Paper Products–0.13%
Boise Cascade LLC, Sr. Unsec. Gtd. Sub. Global Notes, 7.13%, 10/15/14	128,000	125,440

Clearwater Paper Corp., Sr. Unsec. Gtd. Global Notes, 7.13%, 11/01/18	20,000	20,000

Fibria Overseas Finance Ltd. (Cayman Islands), Sr. Unsec. Gtd. Notes, 7.50%, 05/04/20(b)	100,000	103,925

6.75%, 03/03/21(b)	200,000	199,468

Mercer International, Inc., Sr. Unsec. Gtd. Global Notes, 9.50%, 12/01/17	70,000	69,912

NewPage Corp., Sr. Sec. Gtd. Global Notes, 11.38%, 12/31/14	40,000	35,500

P.H. Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 7.13%, 05/01/16	20,000	20,275

		574,520

Pharmaceuticals–0.08%
Elan Finance PLC/Corp. (Ireland), Sr. Unsec. Gtd. Global Notes, 8.75%, 10/15/16	100,000	103,125

Endo Pharmaceuticals Holdings, Inc., Sr. Unsec. Gtd. Notes, 7.00%, 12/15/20(b)	75,000	75,750

Mylan, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 11/15/18(b)	35,000	34,650

NBTY, Inc., Sr. Unsec. Gtd. Global Notes, 9.00%, 10/01/18	20,000	21,100

Valeant Pharmaceuticals International, Sr. Unsec. Gtd. Notes, 6.75%, 10/01/17(b)	30,000	27,975

7.00%, 10/01/20(b)	5,000	4,525

6.75%, 08/15/21(b)	100,000	88,250

		355,375

Publishing–0.01%
Nielsen Finance LLC/Co., Sr. Unsec Gtd. Global Notes, 7.75%, 10/15/18	50,000	51,875

Railroads–0.24%
CSX Corp., Sr. Unsec. Global Notes, 6.15%, 05/01/37	130,000	149,245

Sr. Unsec. Notes, 5.50%, 04/15/41	900,000	949,288

Kansas City Southern de Mexico S.A. de C.V. (Mexico), Sr. Unsec. Global Notes, 6.13%, 06/15/21	4,000	4,010

		1,102,543

Real Estate Services–0.01%
CB Richard Ellis Service Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/15/20	28,000	27,510

Regional Banks–0.67%
BB&T Capital Trust II, Jr. Unsec. Gtd. Sub. Global Trust Pfd. Capital Securities, 6.75%, 06/07/36	26,000	25,912

CIT Group, Inc., Sec. Gtd. Bonds, 7.00%, 05/02/17(b)	145,000	141,737

Nationwide Building Society (United Kingdom), Sr. Unsec. Notes, 6.25%, 02/25/20(b)	465,000	482,029

PNC Financial Services Group, Inc.–Series O, Jr. Unsec. Sub. Variable Rate Notes, 6.75%,(c)(d)	20,000	19,350

PNC Funding Corp., Sr. Unsec. Gtd. Global Notes, 3.63%, 02/08/15	1,500,000	1,584,344

Sr. Unsec. Gtd. Notes, 6.70%, 06/10/19	330,000	397,440

Regions Financial Corp., Sr. Unsec. Notes, 5.75%, 06/15/15	225,000	212,625

Unsec. Sub. Notes, 7.38%, 12/10/37	10,000	8,550

Synovus Financial Corp., Unsec. Sub. Global Notes, 5.13%, 06/15/17	135,000	116,100

Zions Bancorp., Unsec. Sub. Notes, 6.00%, 09/15/15	60,000	60,300

		3,048,387

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Core Plus Bond Fund

	Principal
	Amount	Value

Research & Consulting Services–0.02%
FTI Consulting, Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 10/01/20	$102,000	$101,235

Retail REIT’s–0.06%
WEA Finance LLC, Sr. Unsec. Gtd. Notes, 7.13%, 04/15/18(b)	250,000	287,461

Semiconductor Equipment–0.06%
Amkor Technology, Inc., Sr. Unsec. Global Notes, 7.38%, 05/01/18	52,000	52,000

Sr. Unsec. Notes, 6.63%, 06/01/21(b)	25,000	23,437

Freescale Semiconductor, Inc., Sr. Unsec. Gtd. Global Notes, 8.05%, 02/01/20	100,000	96,000

Sensata Technologies B.V. (Netherlands), Sr. Unsec. Gtd. Notes, 6.50%, 05/15/19(b)	105,000	101,325

		272,762

Semiconductors–0.01%
Freescale Semiconductor, Inc., Sr. Sec. Gtd. Notes, 9.25%, 04/15/18(b)	55,000	58,025

Sovereign Debt–1.64%
Argentina Bonos (Argentina), Sr. Unsec. Bonds, 7.00%, 10/03/15	400,000	382,610

Bahrain Government International Bond (Supranational), Sr. Unsec. Bonds, 5.50%, 03/31/20(b)	100,000	97,563

Dominican Republic International Bond (Other), Sr. Unsec. Notes, 9.04%, 01/23/18(b)	65,579	73,119

Guatemala Government Bond (Supranational), Sr. Unsec. Bonds, 8.13%, 10/06/19(b)(g)	150,000	181,498

Guatemala Government Bond (Mult. Countries)-REGS, Sr. Unsec. Euro Bonds, 8.13%, 10/06/19(b)(g)	90,000	108,450

Hungary Government International Bond (Hungary), Sr. Unsec. Global Notes, 6.38%, 03/29/21	200,000	205,000

Indonesia Government International Bond (Indonesia), Sr. Unsec. Bonds, 6.63%, 02/17/37(b)	300,000	354,750

Lithuania Government International Bond (Lithuania), Notes, 6.13%, 03/09/21(b)	100,000	107,208

Mexico Government International Bond (Mexico)–Series A, Sr. Unsec. Medium-Term Global Notes, 6.05%, 01/11/40	300,000	345,000

Pakistan Government International Bond (Pakistan), Unsec. Bonds, 6.88%, 06/01/17(b)	175,000	142,625

Peruvian Government International Bond (Peru), Sr. Unsec. Global Bonds, 8.75%, 11/21/33	136,000	201,219

Poland Government International Bond (Poland), Sr. Unsec. Global Notes, 5.13%, 04/21/21	20,000	20,825

Provincia de Buenos Aires (Argentina), Sr. Unsec. Notes, 11.75%, 10/05/15(b)	300,000	299,081

Republic of Iraq (Supranational), Bonds, 5.80%, 01/15/28(b)	250,000	223,125

Republic of Latvia (Latvia), Sr. Unsec. Notes, 5.25%, 06/16/21(b)	200,000	198,699

Republic of Serbia, Sr. Unsec. Bonds, 6.75%, 11/01/24(b)	67,500	69,947

Russian Foreign Bond (Russia), Sr. Unsec. Euro Bonds, 3.63%, 04/29/15(b)	1,700,000	1,744,200

5.00%, 04/29/20(b)	600,000	633,675

South Africa Government International Bond (South Africa), Sr. Unsec. Global Notes, 5.88%, 05/30/22	100,000	116,005

Sri Lanka Government International Bond (Sri Lanka), Sr. Unsec. Notes, 6.25%, 10/04/20(b)	150,000	151,125

Turkey Government International Bond (Turkey), Sr. Unsec. Global Bonds, 5.63%, 03/30/21	150,000	159,188

Sr. Unsec. Global Notes., 6.75%, 05/30/40	100,000	109,500

Ukraine Government International Bond (Ukraine), Sr. Unsec. Notes, 6.75%, 11/14/17(b)	150,000	150,525

7.95%, 02/23/21(b)	200,000	206,000

Uruguay Government International Bond (Uruguay), Unsec. Global Notes, 8.00%, 11/18/22	250,000	330,625

Venezuela Government International Bond (Venezuela), Sr. Unsec. Global Bonds., 9.25%, 09/15/27	600,000	420,321

REGS, Sr. Unsec. Euro Bonds, 9.00%, 05/07/23(b)	140,000	96,950

Vietnam Government International Bond, Sr. Unsec. Bonds, 6.75%, 01/29/20(b)	100,000	103,748

Wakala Global Sukuk BHD (Malaysia), Bonds, 2.99%, 07/06/16(b)	250,000	255,164

		7,487,745

Specialized Finance–0.69%
National Rural Utilities Cooperative Finance Corp., Sr. Sec. Collateral Trust Global Bonds, 10.38%, 11/01/18	2,130,000	3,052,237

Sr. Sec. Collateral Trust Notes, 2.63%, 09/16/12	25,000	25,543

Waha Aerospace B.V. (Netherlands), Unsec. Gtd. Unsub. Bonds 3.93%, 07/28/20(b)	90,000	93,647

		3,171,427

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco Core Plus Bond Fund

	Principal
	Amount	Value

Specialized REIT’s–1.31%
Entertainment Properties Trust, Sr. Unsec. Gtd. Sub. Global Notes, 7.75%, 07/15/20	$3,880,000	$4,363,049

Host Hotels & Resorts L.P., Sr. Gtd. Global Notes, 6.00%, 11/01/20	70,000	69,300

Sr. Unsec. Notes, 5.88%, 06/15/19(b)	5,000	4,963

MPT Operating Partnership L.P./MPT Finance Corp., Sr. Unsec. Gtd. Notes, 6.88%, 05/01/21(b)	10,000	9,575

Omega Healthcare Investors, Inc., Sr. Unsec. Gtd. Global Notes., 6.75%, 10/15/22	20,000	19,200

Senior Housing Properties Trust, Sr. Unsec. Notes,, 4.30%, 01/15/16	1,495,000	1,490,328

Ventas Realty L.P./Ventas Capital Corp., Sr. Unsec. Gtd. Notes, 4.75%, 06/01/21	50,000	48,242

		6,004,657

Specialty Chemicals–0.05%
Ferro Corp., Sr. Unsec. Notes, 7.88%, 08/15/18	90,000	91,237

NewMarket Corp., Sr. Unsec. Gtd. Global Notes, 7.13%, 12/15/16	100,000	102,187

PolyOne Corp., Sr. Unsec. Notes, 7.38%, 09/15/20	42,000	43,418

		236,842

Steel–0.96%
AK Steel Corp., Sr. Unsec. Gtd. Notes, 7.63%, 05/15/20	45,000	41,400

ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes,
3.75%, 08/05/15	30,000	29,601

6.13%, 06/01/18	845,000	893,429

5.50%, 03/01/21	280,000	274,693

7.00%, 10/15/39	1,225,000	1,184,609

6.75%, 03/01/41	280,000	268,710

FMG Resources Pty Ltd. (Australia), Sr. Unsec. Gtd. Notes, 7.00%, 11/01/15(b)	40,000	40,350

6.38%, 02/01/16(b)	75,000	72,938

United States Steel Corp., Sr. Unsec. Notes, 7.00%, 02/01/18	75,000	72,000

Vale Overseas Ltd. (Brazil), Sr. Unsec. Gtd. Global Notes, 4.63%, 09/15/20	730,000	752,717

6.88%, 11/10/39	655,000	743,372

		4,373,819

Systems Software–0.03%
Allen Systems Group, Inc., Sec. Gtd. Notes, 10.50%, 11/15/16(b)	40,000	37,300

Vangent, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 9.63%, 02/15/15	79,000	82,950

		120,250

Textiles–0.02%
Levi Strauss & Co., Sr. Unsec. Global Notes, 7.63%, 05/15/20	100,000	97,000

Tires & Rubber–0.03%
Cooper Tire & Rubber Co., Sr. Unsec. Notes, 8.00%, 12/15/19	115,000	115,575

Goodyear Tire & Rubber Co. (The), Sr. Unsec. Gtd Notes, 8.25%, 08/15/20	5,000	5,275

		120,850

Tobacco–0.42%
Altria Group, Inc., Sr. Unsec. Gtd. Global Notes, 4.75%, 05/05/21	1,845,000	1,922,144

Trading Companies & Distributors–0.03%
H&E Equipment Services, Inc., Sr. Unsec. Gtd. Global Notes, 8.38%, 07/15/16	105,000	104,738

Interline Brands, Inc., Sr. Unsec. Gtd. Global Notes, 7.00%, 11/15/18	7,000	6,965

RSC Equipment Rental, Inc./RSC Holdings III LLC, Sr. Unsec. Gtd. Global Notes, 8.25%, 02/01/21	5,000	4,700

		116,403

Trucking–0.24%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 01/15/19	105,000	101,850

Hertz Corp. (The), Sr. Unsec. Gtd. Notes, 6.75%, 04/15/19(b)	80,000	75,600

7.38%, 01/15/21(b)	25,000	24,062

Ryder System, Inc., Sr. Unsec. Medium-Term Notes, 3.15%, 03/02/15	860,000	894,065

		1,095,577

Wireless Telecommunication Services–1.09%
America Movil S.A.B de C.V. (Mexico), Sr. Unsec. Gtd. Global Notes, 6.13%, 03/30/40	1,115,000	1,214,413

American Tower Corp., Sr. Unsec. Global Notes, 4.63%, 04/01/15	430,000	465,275

Sr. Unsec. Notes, 4.50%, 01/15/18	100,000	102,622

Clearwire Communications LLC/Clearwire Finance Inc., Sr. Sec. Gtd. Notes, 12.00%, 12/01/15(b)	130,000	123,500

Cricket Communications, Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 10/15/20	142,000	127,090

Sr. Unsec. Notes, 7.75%, 10/15/20(b)	5,000	4,525

Crown Castle Towers LLC, Sr. Sec. Gtd. Notes, 3.21%, 08/15/15(b)	25,000	25,750

4.88%, 08/15/20(b)	1,835,000	1,942,806

Digicel Group Ltd. (Bermuda), Sr. Unsec. Notes, 8.88%, 01/15/15(b)	200,000	199,750

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        Invesco Core Plus Bond Fund

	Principal
	Amount	Value

Wireless Telecommunication Services–(continued)

MetroPCS Wireless, Inc., Sr. Unsec. Gtd. Notes, 7.88%, 09/01/18	$5,000	$5,091

6.63%, 11/15/20	80,000	75,200

SBA Telecommunications, Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 08/15/19	95,000	99,987

Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.90%, 05/01/19	182,000	177,450

Sprint Nextel Corp., Sr. Unsec. Notes, 8.38%, 08/15/17	5,000	5,263

VimpelCom Holdings B.V. (Netherlands), Sr. Unsec. Gtd. Notes, 7.50%, 03/01/22(b)	200,000	191,712

Wind Acquisition Finance S.A. (Luxembourg), Sr. Sec. Gtd. Notes, 11.75%, 07/15/17(b)	200,000	208,000

		4,968,434

Total U.S. Dollar Denominated Bonds & Notes (Cost $212,604,022)		221,223,293

U.S. Government Sponsored Mortgage-Backed Securities–34.03%
Collateralized Mortgage Obligations–0.77%
Fannie Mae REMICS, Series 2003-109, Class CX, Pass Through Ctfs., 4.00%, 07/25/16	82,063	82,172

Series 2003-41, Class 1B, Pass Through Ctfs., 7.00%, 05/25/33	43,287	9,805

Series 2003-64, Class JI, Pass Through Ctfs., 6.00%, 07/25/33	83,389	14,495

Series 2005-35, Class AC, Pass Through Ctfs., 4.00%, 08/25/18	362,300	369,111

FDIC Structured Sale Gtd. Notes,–Series 2010-S1, Class 1A, Floating Rate Pass Through Ctfs., 0.77%, 02/25/48(b)(d)	1,298,254	1,300,947

Freddie Mac REMICS, Series 2575, Class KA, Pass Through Ctfs., 5.00%, 11/15/17	172,224	179,836

Series 2611, Class HA, Pass Through Ctfs., 4.00%, 10/15/21	1,147,110	1,157,737

Series 2937, Class JD, Pass Through Ctfs., 5.00%, 03/15/28	370,967	372,333

Series 3339, Class PC, Pass Through Ctfs., 5.00%, 05/15/32	16,388	16,513

		3,502,949

Federal Home Loan Mortgage Corp. (FHLMC)–18.28%
Pass Through Ctfs.,
6.00%, 08/01/14 to 02/01/34	999,907	1,112,478

5.50%, 05/01/16 to 04/01/37	3,581,375	3,943,770

6.50%, 05/01/16 to 09/01/36	2,898,233	3,311,424

7.00%, 06/01/16 to 10/01/34	3,596,643	4,191,642

7.50%, 04/01/17 to 05/01/35	1,528,304	1,810,506

8.50%, 08/01/31	147,223	178,765

8.00%, 08/01/32	123,219	146,845

5.00%, 07/01/34 to 06/01/40	8,342,175	9,002,955

Pass Through Ctfs., ARM,
5.93%, 12/01/36(d)	553,302	589,770

6.08%, 02/01/37(d)	206,489	218,384

5.54%, 05/01/37(d)	705,855	752,701

Pass Through Ctfs., TBA,
4.50%, 09/01/41(h)	18,205,000	19,217,653

5.00%, 09/01/41(h)	8,050,000	8,655,010

5.50%, 09/01/41(h)	20,000,000	21,818,754

6.00%, 09/01/41(h)	7,850,000	8,692,650

		83,643,307

Federal National Mortgage Association (FNMA)–13.67%
Pass Through Ctfs.,
7.50%, 11/01/15 to 08/01/37	2,153,311	2,534,367

7.00%, 12/01/15 to 02/01/34	1,853,431	2,139,204

6.50%, 05/01/16 to 01/01/37	818,986	936,704

6.00%, 05/01/17 to 10/01/39	566,065	627,677

5.00%, 03/01/18 to 12/01/39	5,358,301	5,793,319

5.50%, 11/01/18 to 06/01/40	3,351,133	3,678,136

8.00%, 08/01/21 to 04/01/33	289,646	339,829

9.50%, 04/01/30	80,138	96,571

8.50%, 10/01/32	239,236	282,220

Pass Through Ctfs., ARM,
2.44%, 05/01/35(d)	1,109,271	1,168,252

5.69%, 01/01/37(d)	496,685	529,275

5.49%, 03/01/38(d)	272,000	290,541

Pass Through Ctfs., TBA,
3.50%, 09/01/26(h)	3,505,000	3,658,344

4.50%, 09/01/26(h)	5,250,000	5,596,992

4.00%, 10/01/26 to 09/01/41(h)	18,285,000	19,060,187

5.00%, 09/01/41(h)	6,445,000	6,941,763

6.00%, 09/01/41(h)	8,000,000	8,856,252

		62,529,633

Government National Mortgage Association (GNMA)–1.31%
Pass Through Ctfs.,
7.50%, 06/15/23 to 05/15/32	81,266	94,575

9.00%, 07/15/24 to 10/15/24	28,167	33,600

8.50%, 02/15/25	8,220	8,485

8.00%, 08/15/25 to 11/15/29	127,223	148,789

6.56%, 01/15/27	182,880	210,513

7.00%, 04/15/28 to 09/15/32	653,055	768,166

6.00%, 11/15/28 to 02/15/33	256,401	290,270

6.50%, 01/15/29 to 09/15/34	388,886	446,776

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22        Invesco Core Plus Bond Fund

	Principal
	Amount	Value

Government National Mortgage Association (GNMA)–(continued)

5.50%, 06/15/35	$388,735	$435,469

5.00%, 07/15/35 to 08/15/35	238,363	264,002

Pass Through Ctfs., ARM,
2.38%, 01/20/25 to 05/20/25(d)	122,970	127,540

3.00%, 06/20/25(d)	12,495	13,028

Pass Through Ctfs., TBA, 4.50%, 09/01/41(h)	2,925,000	3,165,398

		6,006,611

Total U.S. Government Sponsored Mortgage-Backed Securities (Cost $151,343,994)		155,682,500

Asset-Backed Securities–16.05%
ARI Fleet Lease Trust–Series 2010-A, Class A, Floating Rate Pass Through Ctfs., 1.66%, 08/15/18(b)(d)	203,711	204,942

Banc of America Merrill Lynch Commercial Mortgage Inc., Series 2003-1, Class A2, Pass Through Ctfs., 4.65%, 09/11/36	40,000	41,317

Series 2005-6, Class A3, Variable Rate Pass Through Ctfs., 5.37%, 09/10/47(d)	67,375	68,340

Banc of America Mortgage Securities Inc.–Series 2005-12, Class A2, Floating Rate Pass Through Ctfs., 1.12%, 01/25/36(d)	1,414,618	1,150,211

Bear Stearns Adjustable Rate Mortgage Trust–Series 2003-6, Class 1A3, Variable Rate Pass Through Ctfs., 2.44%, 08/25/33(d)	1,106,840	1,062,214

Bear Stearns Commercial Mortgage Securities, Series 2004-PWR6, Class A4, Pass Through Ctfs., 4.52%, 11/11/41	1,870,000	1,883,281

Series 2004-PWR6, Class A6, Pass Through Ctfs., 4.83%, 11/11/41	1,405,000	1,516,808

Series 2005-PWR8, Class A4, Pass Through Ctfs., 4.67%, 06/11/41	2,675,000	2,861,042

Series 2005-T18, Class A4, Variable Rate Pass Through Ctfs., 4.93%, 02/13/42(d)	45,000	48,557

Series 2006-PW11, Class A4, Variable Rate Pass Through Ctfs., 5.62%, 03/11/39(d)	2,948,000	3,245,894

Series 2006-PW11, Class AAB, Variable Rate Pass Through Ctfs., 5.62%, 03/11/39(d)	36,277	38,044

Series 2006-T24, Class A3, Pass Through Ctfs., 5.53%, 10/12/41	1,500,000	1,533,477

Series 2006-T24, Class A4, Pass Through Ctfs., 5.54%, 10/12/41	3,040,000	3,369,405

Chase Issuance Trust–Series 2007-A17, Class A, Pass Through Ctfs., 5.12%, 10/15/14	2,560,000	2,692,146

Citibank Credit Card Issuance Trust–Series 2009-A5, Class A5, Pass Through Ctfs., 2.25%, 12/23/14	3,050,000	3,119,180

Citigroup Commercial Mortgage Trust–Series 2006-C4, Class A3, Variable Rate Pass Through Ctfs., 5.92%, 03/15/49(d)	625,000	677,361

Citigroup Mortgage Loan Trust, Inc.–Series 2004-UST1, Class A4, Variable Rate Pass Through Ctfs., 2.27%, 08/25/34(d)	3,175,504	3,031,291

Commercial Mortgage Ctfs.–Series 2001-J2A, Class A2F, Floating Rate Pass Through Ctfs., 0.71%, 07/16/34(b)(d)	1,072	1,072

Countrywide Asset-Backed Ctfs., Series 2003-1, Class 3A, Floating Rate Pass Through Ctfs., 0.90%, 06/25/33(d)	301,266	210,534

Series 2007-4, Class A1B, Pass Through Ctfs., 5.81%, 09/25/37	586,071	574,318

Countrywide Home Loan Mortgage Pass Through Trust–Series 2007-13, Class A10, Pass Through Ctfs., 6.00%, 08/25/37	1,820,000	1,482,816

Credit Suisse Mortgage Capital Ctfs., Series 2009-2R, Class 1A11, Floating Rate Pass Through Ctfs., 2.72%, 09/26/34(b)(d)	1,556,183	1,469,429

Series 2010-6R, Class 1A1, Pass Through Ctfs., 5.50%, 02/27/37(b)	792,698	818,461

DBUBS Mortgage Trust–Series 2011-LC1A, Class C, Variable Rate Pass Through Ctfs., 5.73%, 11/10/46(b)(d)	2,000,000	1,818,939

Discover Card Master Trust–Series 2010-A1, Class A1, Floating Rate Pass Through Ctfs., 0.86%, 09/15/15(d)	1,175,000	1,184,439

First Horizon Alternative Mortgage Securities, Series 2005-FA8, Class 2A1, Pass Through Ctfs., 5.00%, 11/25/20	777,562	710,661

Series 2006-FA5, Class A3, Pass Through Ctfs., 6.25%, 08/25/36	705,418	497,111

GE Capital Credit Card Master Note Trust–Series 2010-3, Class A, Pass Through Ctfs., 2.21%, 06/15/16	70,000	71,787

GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A, Pass Through Ctfs., 4.75%, 07/10/39	2,760,000	2,952,355

Series 2010-C1, Class C, Variable Rate Pass Through Ctfs., 5.64%, 08/10/43(b)(d)	600,000	540,989

Harborview Mortgage Loan Trust–Series 2005-9, Class 2A1C, Floating Rate Pass Through Ctfs., 0.66%, 06/20/35(d)	65,992	45,333

JP Morgan Chase Commercial Mortgage Securities Corp.–Series 2006-LDP9, Class A3, Pass Through Ctfs., 5.34%, 05/15/47	900,000	943,682

LB-UBS Commercial Mortgage Trust, Series 2005-C1, Class A4, Pass Through Ctfs., 4.74%, 02/15/30	780,000	837,638

Series 2005-C3, Class A3, Pass Through Ctfs., 4.65%, 07/15/30	18,027	18,155

Series 2005-C3, Class A5, Pass Through Ctfs., 4.74%, 07/15/30	3,000,000	3,238,509

Series 2006-C1, Class A4, Pass Through Ctfs., 5.16%, 02/15/31	845,000	916,069

Series 2006-C7, Class A3, Pass Through Ctfs., 5.35%, 11/15/38	300,000	315,498

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23        Invesco Core Plus Bond Fund

	Principal
	Amount	Value

Lehman Mortgage Trust–Series 2006-1, Class 3A5, Pass Through Ctfs., 5.50%, 02/25/36	$902,440	$857,302

Morgan Stanley Capital I, Series 2005-HQ5, Class A3, Pass Through Ctfs., 5.01%, 01/14/42	46,755	46,911

Series 2005-HQ7, Class A4, Variable Rate Pass Through Ctfs., 5.37%, 11/14/42(d)	35,000	38,236

Series 2005-T17, Class A4, Pass Through Ctfs., 4.52%, 12/13/41	26,200	26,232

Series 2005-T19, Class A4A, Pass Through Ctfs., 4.89%, 06/12/47	2,638,000	2,863,461

Series 2008-T29, Class A1, Pass Through Ctfs., 6.23%, 01/11/43	864,177	893,473

Nissan Auto Lease Trust–Series 2009-B, Class A3, Pass Through Ctfs., 2.07%, 01/15/15	5,837	5,842

Provident Bank Home Equity Loan Trust–Series 2000-2, Class A1, Floating Rate Pass Through Ctfs., 0.76%, 08/25/31(d)	460,067	242,461

RBSCF Trust–Series 2010-RR3, Class MS4A, Variable Rate Pass Through Ctfs., 4.97%, 04/16/40(b)(d)	3,600,000	3,794,938

Renaissance Home Equity Loan Trust–Series 2007-2, Class AV1, Floating Rate Pass Through Ctfs., 0.33%, 06/25/37(d)	23,572	23,257

Santander Drive Auto Receivables Trust–Series 2011-1, Class D, Pass Through Ctfs., 4.01%, 02/15/17	1,545,000	1,555,429

Specialty Underwriting & Residential Finance–Series 2004-BC2, Class A2, Floating Rate Pass Through Ctfs., 0.49%, 05/25/35(d)	41,645	32,501

Structured Adjustable Rate Mortgage Loan Trust–Series 2007-3, Class 4A2, Variable Rate Pass Through Ctfs., 5.34%, 04/25/47(d)	1,100,000	587,285

Structured Asset Investment Loan Trust–Series 2003-BC12, Class 3A, Floating Rate Pass Through Ctfs., 0.96%, 11/25/33(d)	51,777	44,943

Suntrust Alternative Loan Trust–Series 2005-1F, Class 2A8, Pass Through Ctfs., 6.00%, 12/25/35	1,031,474	721,925

TIAA Seasoned Commercial Mortgage Trust–Series 2007-C4, Class A2, Variable Rate Pass Through Ctfs., 5.67%, 08/15/39(d)	720,000	734,620

USAA Auto Owner Trust–Series 2009-1, Class A3, Pass Through Ctfs., 3.02%, 06/17/13	495,451	497,555

Wachovia Bank Commercial Mortgage Trust, Series 2005-C18, Class A4, Pass Through Ctfs., 4.94%, 04/15/42	3,670,000	3,952,190

Series 2005-C21, Class A4, Variable Rate Pass Through Ctfs., 5.38%, 10/15/44(d)	1,520,000	1,661,404

Series 2005-C21, Class AJ, Variable Rate Pass Through Ctfs., 5.38%, 10/15/44(d)	1,515,000	1,383,837

Series 2005-C21, Class AM, Variable Rate Pass Through Ctfs., 5.38%, 10/15/44(d)	1,680,000	1,659,628

WaMu Mortgage Pass Through Ctfs., Series 2003-AR8, Class A, Floating Rate Pass Through Ctfs., 2.48%, 08/25/33(d)	2,519,798	2,387,219

Series 2005-AR10, Class 1A3, Variable Rate Pass Through Ctfs., 2.52%, 09/25/35(d)	525,000	397,885

Wells Fargo Mortgage Backed Securities Trust, Series 2004-K, Class 1A2, Floating Rate Pass Through Ctfs., 2.76%, 07/25/34(d)	1,377,024	1,378,758

Series 2004-Z, Class 2A1, Floating Rate Pass Through Ctfs., 2.74%, 12/25/34(d)	2,664,314	2,441,595

Total Asset-Backed Securities (Cost $66,620,027)		73,420,192

U.S. Treasury Securities–15.21%
U.S. Treasury Bills–0.29%
0.08%, 11/17/11(i)(j)	830,000	829,991

0.10%, 11/17/11(i)(j)	500,000	499,994

		1,329,985

U.S. Treasury Notes–11.82%
4.50%, 04/30/12	11,200,000	11,527,688

1.88%, 02/28/14	8,010,000	8,334,155

2.25%, 05/31/14	19,595,000	20,648,231

2.63%, 07/31/14	4,300,000	4,588,234

2.38%, 10/31/14	1,875,000	1,992,774

2.13%, 11/30/14	625,000	659,766

2.63%, 12/31/14	2,000,000	2,145,938

1.25%, 08/31/15	350,000	359,023

2.00%, 04/30/16	1,000,000	1,053,906

1.75%, 05/31/16	2,150,000	2,239,359

2.75%, 05/31/17	400,000	434,625

3.63%, 08/15/19	100,000	114,000

		54,097,699

U.S. Treasury Bonds–3.10%
6.25%, 05/15/30	2,000,000	2,886,875

5.38%, 02/15/31	2,505,000	3,304,643

3.50%, 02/15/39	940,000	927,956

4.25%, 05/15/39	20,000	22,475

4.50%, 08/15/39	1,405,000	1,642,752

3.88%, 08/15/40	50,000	52,609

4.75%, 02/15/41	2,500,000	3,042,188

4.38%, 05/15/41	2,000,000	2,293,750

		14,173,248

Total U.S. Treasury Securities (Cost $66,076,330)		69,600,932

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24        Invesco Core Plus Bond Fund

	Principal
	Amount		Value

U.S. Government Sponsored Agency Securities–1.06%
Federal Home Loan Mortgage Corp. (FHLMC)–1.06%
Sr. Unsec. Global Notes, 5.50%, 08/23/17		$2,740,000	$3,351,049

Sr. Unsec. Global Notes, 6.25%, 07/15/32		1,080,000	1,483,236

Total U.S. Government Sponsored Agency Securities (Cost $4,261,654)			4,834,285

Municipal Obligations–0.70%
California (State of); Series 2010, Various Purpose Unlimited Taxable GO Bonds, 5.75%, 03/01/17		565,000	644,563

Georgia (State of) Municipal Electric Authority; Series 2010 A, Taxable Build America RB, 6.64%, 04/01/57		1,415,000	1,443,527

Series 2010, Build America RB, 6.66%, 04/01/57		550,000	554,147

New Jersey (State of) Transportation Trust Fund Authority; Series 2010 C, Taxable Build America RB, 5.75%, 12/15/28		525,000	539,112

Total Municipal Obligations (Cost $3,060,742)			3,181,349

Non-U.S. Dollar Denominated Bonds & Notes–0.49%(k)
Brazil–0.02%
Itau Unibanco Holding S.A., Sr. Unsec. Notes, 10.50%, 11/23/15(b)	BRL	150,000	100,371

Canada–0.01%
Gateway Casinos & Entertainment Ltd., Sec. Gtd. Notes, 8.88%, 11/15/17(b)	CAD	49,000	52,298

Colombia–0.06%
Colombia Government International Bond, Sr. Unsec. Global Bonds, 7.75%, 04/14/21	COP	413,000,000	273,371

Germany–0.06%
Kabel Deutschland Vetrieb und Service GmbH & Co. K.G., Sr. Sec. Notes, 6.50%, 06/29/18(b)	EUR	100,000	141,363

KION Finance S.A., Sr. Sec. Gtd Notes, 7.88%, 04/15/18(b)	EUR	100,000	119,990

			261,353

Ireland–0.05%
Nara Cable Funding Ltd., Sr. Sec. Notes, 8.88%, 12/01/18(b)	EUR	100,000	126,097

RusHydro Finance Ltd., Sr. Sec. Medium-Term Euro Loan Participation Notes, 7.88%, 10/28/15	RUB	2,800,000	97,708

			223,805

Malaysia–0.02%
Malaysia Government Bond–Series 0409, Sr. Unsec. Bonds, 3.74%, 02/27/15	MYR	250,000	85,459

Mexico–0.08%
Mexican Bonos, Series M, Bonds, 8.00%, 06/11/20	MXN	2,000,000	186,016

Series M10, Bonds, 7.75%, 12/14/17	MXN	350,000	32,098

Series M20, Bonds, 10.00%, 12/05/24	MXN	1,300,000	139,581

			357,695

Netherlands–0.05%
Goodyear Dunlop Tires Europe B.V., Sr. Unsec. Gtd. Notes, 6.75%, 04/15/19(b)	EUR	100,000	134,719

Ziggo Bond Co. B.V., Sr. Sec. Gtd. Notes, 8.00%, 05/15/18(b)	EUR	75,000	105,889

			240,608

Peru–0.02%
Peruvian Government International Bond, Sr. Unsec. Notes, 8.60%, 08/12/17(b)	PEN	210,000	90,893

South Korea–0.02%
Export-Import Bank of Korea, Sr. Unsec. Notes, 4.00%, 11/26/15(b)	PHP	3,300,000	76,857

United Kingdom–0.06%
Bakkavor Finance 2 PLC, Sr. Sec. Gtd. Notes, 8.25%, 02/15/18(b)	GBP	100,000	114,478

Odeon & UCI Finco PLC, Sr. Sec. Gtd. Notes, 9.00%, 08/01/18(b)	GBP	100,000	149,389

			263,867

United States–0.04%
Morgan Stanley, Sr. Unsec. Notes, 10.09%, 05/03/17(b)	BRL	340,000	205,611

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $2,331,704)			2,232,188

	Shares
Preferred Stocks–0.01%
Consumer Finance–0.01%
Ally Financial, Inc., Series A, 8.50% Pfd.		510	10,516

Series G, 7.00% Pfd.(b)		4	3,044

GMAC Capital Trust I–Series 2, 8.13% Pfd.		555	11,849

			25,409

Industrial REIT’s–0.00%
DuPont Fabros Technology, Inc. Series B, 7.63% Pfd.		200	4,962

Regional Banks–0.00%
Zions Bancorp. Series C, 9.50% Pfd.(b)		200	5,080

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25        Invesco Core Plus Bond Fund

	Shares	Value

Tires & Rubber–0.00%
Goodyear Tire & Rubber Co. (The) $2.94 Conv. Pfd.	165	$7,412

Total Preferred Stocks (Cost $48,933)		42,863

Money Market Funds–6.37%
Liquid Assets Portfolio–Institutional Class(l)	14,573,674	14,573,674

Premier Portfolio–Institutional Class(l)	14,573,673	14,573,673

Total Money Market Funds (Cost $29,147,347)		29,147,347

TOTAL INVESTMENTS–122.27% (Cost $535,494,753)		559,364,949

OTHER ASSETS LESS LIABILITIES–(22.27)%		(101,880,159)

NET ASSETS–100.00%		$457,484,790

Investment Abbreviations:

ARM	– Adjustable Rate Mortgage
BRL	– Brazilian Real
CAD	– Canadian Dollar
Conv.	– Convertible
COP	– Colombian Peso
Ctfs.	– Certificates
Deb.	– Debentures
EUR	– Euro
GBP	– British Pound
GO	– General Obligation
Gtd.	– Guaranteed
Jr.	– Junior
MXN	– Mexican Peso
MYR	– Malaysian Ringgit
PEN	– Peru Nuevo Sol
Pfd.	– Preferred
PHP	– Philippine Peso
PIK	– Payment in Kind
RB	– Revenue Bonds
REGS	– Regulation S
REIT	– Real Estate Investment Trust
REMICS	– Real Estate Mortgage Investment Conduits
RUB	– Russian Rouble
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
TBA	– To Be Announced
Unsec.	– Unsecured
Unsub.	– Unsubordinated

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2011 was $82,794,718, which represented 18.10% of the Trust’s Net Assets.
(c)	Perpetual bond with no specified maturity date.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2011.
(e)	Interest payments have been suspended under European Union agreement for 24 months beginning April 30, 2010.
(f)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at August 31, 2011 represented 0.00% of the Fund’s Net Assets.
(g)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(h)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1J.
(i)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(j)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1M and Note 4.
(k)	Foreign denominated security. Principal amount is denominated in currency indicated.
(l)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26        Invesco Core Plus Bond Fund

Statement of Assets and Liabilities

August 31, 2011

Assets:
Investments, at value (Cost $506,347,406)	$530,217,602

Investments in affiliated money market funds, at value and cost	29,147,347

Total investments, at value (Cost $535,494,753)	559,364,949

Foreign currencies, at value (Cost $165,338)	164,707

Receivable for:
Investments sold	13,112,507

Fund shares sold	752,989

Dividends and interest	4,557,116

Fund expenses absorbed	128,452

Principal paydowns	76,226

Unrealized appreciation on swap agreements	87,406

Investment for trustee deferred compensation and retirement plans	29,919

Other assets	24,222

Total assets	578,298,493

Liabilities:
Payable for:
Investments purchased	119,436,741

Fund shares reacquired	568,993

Amount due custodian	6,165

Dividends	156,219

Foreign currency contracts outstanding	8,544

Variation margin	31,692

Accrued fees to affiliates	259,094

Accrued other operating expenses	263,381

Trustee deferred compensation and retirement plans	62,160

Premiums received on swap agreements	20,714

Total liabilities	120,813,703

Net assets applicable to shares outstanding	$457,484,790

Net assets consist of:
Shares of beneficial interest	$529,551,515

Undistributed net investment income	262,719

Undistributed net realized gain (loss)	(96,350,550)

Unrealized appreciation	24,021,106

$457,484,790

Net assets:
Class A	$225,416,586

Class B	$24,401,034

Class C	$33,476,012

Class R	$2,300,786

Class Y	$5,234,073

Institutional Class	$166,656,299

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	21,264,423

Class B	2,302,352

Class C	3,158,808

Class R	217,105

Class Y	493,601

Institutional Class	15,726,914

Class A:
Net asset value per share	$10.60

Maximum offering price per share
(Net asset value of $10.60 divided by 95.25%)	$11.13

Class B:
Net asset value and offering price per share	$10.60

Class C:
Net asset value and offering price per share	$10.60

Class R:
Net asset value and offering price per share	$10.60

Class Y:
Net asset value and offering price per share	$10.60

Institutional Class:
Net asset value and offering price per share	$10.60

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27        Invesco Core Plus Bond Fund

Statement of Operations

For the year ended August 31, 2011

Investment income:
Interest	$4,627,535

Dividends from affiliated money market funds	4,013

Total investment income	4,631,548

Expenses:
Advisory fees	517,822

Administrative services fees	50,000

Custodian fees	20,135

Distribution fees:
Class A	146,724

Class B	65,213

Class C	81,002

Class R	3,149

Transfer agent fees — A, B, C, R and Y	217,365

Transfer agent fees — Institutional	165

Trustees’ and officers’ fees and benefits	14,761

Registration and filing fees	68,152

Other	89,235

Total expenses	1,273,723

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(396,095)

Net expenses	877,628

Net investment income	3,753,920

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	2,948,197

Foreign currencies	7,613

Foreign currency contracts	(3,674)

Futures contracts	(1,024,706)

Swap agreements	(10,689)

1,916,741

Change in net unrealized appreciation (depreciation) of:
Investment securities	(2,357,186)

Foreign currencies	(6,640)

Foreign currency contracts	(8,544)

Futures contracts	90,542

Swap agreements	87,406

(2,194,422)

Net realized and unrealized gain (loss)	(277,681)

Net increase in net assets resulting from operations	$3,476,239

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28        Invesco Core Plus Bond Fund

Statement of Changes in Net Assets

For the years ended August 31, 2011 and 2010

	2011	2010

Operations:
Net investment income	$3,753,920	$198,401

Net realized gain	1,916,741	152,692

Change in net unrealized appreciation (depreciation)	(2,194,422)	232,044

Net increase in net assets resulting from operations	3,476,239	583,137

Distributions to shareholders from net investment income:
Class A	(2,136,426)	(194,225)

Class B	(189,459)	(21,593)

Class C	(236,568)	(16,420)

Class R	(20,998)	(6,254)

Class Y	(23,561)	(5,893)

Institutional Class	(1,613,593)	(5,318)

Total distributions from net investment income	(4,220,605)	(249,703)

Distributions to shareholders from net realized gains:
Class A	(112,008)	(25,492)

Class B	(14,844)	(3,459)

Class C	(13,430)	(2,577)

Class R	(2,158)	(1,019)

Class Y	(1,898)	(847)

Institutional Class	(1,619)	(762)

Total distributions from net realized gains	(145,957)	(34,156)

Share transactions–net:
Class A	218,551,835	4,108,451

Class B	23,586,221	718,206

Class C	32,838,422	598,636

Class R	2,155,216	40,961

Class Y	5,079,304	12,808

Institutional Class	166,735,618	6,079

Net increase in net assets resulting from share transactions	448,946,616	5,485,141

Net increase in net assets	448,056,293	5,784,419

Net assets:
Beginning of year	9,428,497	3,644,078

End of year (includes undistributed net investment income of $262,719 and $(2,086), respectively)	$457,484,790	$9,428,497

Notes to Financial Statements

August 31, 2011

NOTE 1—Significant Accounting Policies

Invesco Core Plus Bond Fund (the “Fund”), is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twelve separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

29        Invesco Core Plus Bond Fund

  The Fund’s investment objective is total return, comprised of current income and capital appreciation.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

30        Invesco Core Plus Bond Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Funds may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the underlying fund holding securities of such issuer might not be able to recover its investment from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.
J.	Dollar Roll and Forward Commitment Transactions — The Fund may engage in dollar roll and forward commitment transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. Forward commitment transactions are often conducted on a to be announced (“TBA”) basis. In a TBA mortgage-backed transaction, the seller does not specify the particular securities to be delivered. Rather, a Fund agrees to accept any security that meets specified terms, such as an agreed upon issuer, coupon rate and terms of the underlying mortgages. TBA mortgage-backed transactions generally settle once a month on a specific date.
In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same coupon as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Based on the typical structure of dollar roll transactions by the Fund, the dollar roll transactions are accounted for as financing transactions in which the Fund receives compensation as either a “fee” or a “drop”. “Fee” income which is agreed upon amongst the parties at the commencement of the dollar roll and the “drop” which is the difference between the selling price and the repurchase price of the mortgage-backed securities are amortized to income. During the period between the sale and purchase settlement dates, the Fund will not be entitled to receive interest and principal payments on securities purchased and not yet settled. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act.

31        Invesco Core Plus Bond Fund

Forward commitment transactions involve commitments by the Fund to acquire or sell TBA mortgage-backed securities from/to a financial institution, such as a bank or broker-dealer at a specified future date and amount. The TBA mortgage-backed security is marked to market until settlement and the unrealized appreciation or depreciation is recorded in the statement of operations.
At the time the Fund enters into the dollar roll or forward commitment transaction, mortgage-backed securities or other liquid assets held by the Fund having a dollar value equal to the purchase price or in an amount sufficient to honor the forward commitment will be segregated.
Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed the return on the securities sold.
Forward commitment transactions involve the risk that a counter-party to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Settlement dates of forward commitment transactions may be a month or more after entering into these transactions and as a result the market values of the securities may vary from the purchase or sale prices. Therefore, forward commitment transactions may increase the Fund’s overall interest rate exposure.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
L.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
M.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
N.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

32        Invesco Core Plus Bond Fund

A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.
O.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.45%

Next $500 million	0.425%

Next $1.5 billion	0.40%

Next $2.5 billion	0.375%

Over $5 billion	0.35%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective June 6, 2011, the Adviser has contractually agreed, through at least June 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 0.75%, 1.50%, 1.50%, 1.00%, 0.50% and 0.50%, respectively, of average daily net assets. Prior to June 6, 2011, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 0.90%, 1.65%, 1.65%, 1.15%, 0.65% and 0.65%, respectively of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or

33        Invesco Core Plus Bond Fund

non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended August 31, 2011, the Adviser waived advisory fees of $178,565 and reimbursed Class specific expenses of $170,804, $18,979, $23,574, $1,833, $1,896 and $165 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended August 31, 2011, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2011, IDI advised the Fund that IDI retained $38,382 in front-end sales commissions from the sale of Class A shares and $1,234, $10,171 and $2,202 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, Invesco Ltd., IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of August 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

34        Invesco Core Plus Bond Fund

  During the year ended August 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$29,187,166	$3,044	$—	$29,190,210

U.S. Treasury Securities	—	69,600,932	—	69,600,932

U.S. Government Sponsored Securities	—	160,516,785	—	160,516,785

Corporate Debt Securities	—	223,455,481	—	223,455,481

Asset-Backed Securities	—	73,420,192	—	73,420,192

Municipal Obligations	—	3,181,349	—	3,181,349

	$29,187,166	$530,177,783	$—	$559,364,949

Foreign Currency Contracts*	—	(8,544)	—	(8,544)

Futures*	74,620	—	—	74,620

Swap Agreements*	—	87,406	—	87,406

Total Investments	$29,261,786	$530,256,645	$—	$559,518,431

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of August 31, 2011:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities

Credit risk
Swap Agreements(a)	$87,406	$—

Currency risk
Foreign Currency Contracts(b)	5,093	(13,637)

Interest rate risk
Futures Contracts(c)	74,620	—

(a)	Values are disclosed on the Statement of Assets and Liabilities under Unrealized appreciation on swap agreements.
(b)	Values are disclosed on the Statement of Assets and Liabilities under Foreign currency contracts outstanding.
(c)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments for the year ended August 31, 2011

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
		Swap	Foreign Currency
	Futures*	Agreements*	Contracts*

Realized Gain (Loss)
Credit risk	$—	$(10,689)	$—

Currency risk	—	—	(3,674)

Interest rate risk	(1,024,706)	—	—

Change in Unrealized Appreciation (Depreciation)
Credit risk	$—	$87,406	$—

Currency risk	—	—	(8,544)

Interest rate risk	90,542	—	—

Total	$(934,164)	$76,717	$(12,218)

*	The average notional value of futures, swap agreements and foreign currency contracts outstanding during the period was $3,953,775, $799,549 and $180,421, respectively.

35        Invesco Core Plus Bond Fund

Open Foreign Currency Contracts
							Unrealized
Settlement		Contract to				Notional	Appreciation
Date	Counterparty	Deliver		Receive		Value	(Depreciation)

09/16/11	Morgan Stanley	COP	440,510,000	USD	245,000	$247,502	$(2,502)

11/09/11	RBC Dain Rauscher, Inc.	EUR	433,000	USD	610,549	621,684	(11,135)

11/17/11	Morgan Stanley	GBP	159,000	USD	263,048	257,955	5,093

Total foreign currency contracts							$(8,544)

Currency Abbreviations:

COP – Colombian Peso
GBP – British Pound Sterling
EUR – Euro
USD – U.S. Dollar

Open Futures Contracts
				Unrealized
	Number of	Expiration	Notional	Appreciation
	Contracts	Month	Value	(Depreciation)

Long Contracts
U.S. Ultra Bond	70	December-2011	$10,020,938	$(63,585)

U.S. 5 Year Notes	4	December-2011	490,187	610

Subtotal			$10,511,125	$(62,975)

Short Contracts
U.S. 10 Year Treasury	290	December-2011	$37,419,063	$137,595

Total			$47,930,188	$74,620

Open Credit Default Swap Agreements
								Value
							Notional	Unrealized
		Buy/Sell	Pay/Receive		Expiration	Implied	Amount	Appreciation
Counterparty	Reference Entity	Protection	Fixed Rate		Date	Credit Spread(a)	(000)	(Depreciation)

Bank of America, N.A.	CDX North America Investment Grade Index	Buy	1.00	%(b)	06/20/16	1.15%	$9,585	$87,406

(a)	Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.
(b)	Unamortized premium at period-end of $20,714.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2011, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $279.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended August 31, 2011, the Fund paid legal fees of $1,766 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

36        Invesco Core Plus Bond Fund

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2011 and 2010:

	2011	2010

Ordinary income	$4,331,065	$283,859

Long-term capital gain	35,497	—

Total distributions	$4,366,562	$283,859

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$1,362,994

Undistributed long-term gain	227,942

Net unrealized appreciation — investments	23,175,724

Net unrealized appreciation — other investments	82,332

Temporary book/tax differences	(59,197)

Capital loss carryforward	(96,856,520)

Shares of beneficial interest	529,551,515

Total net assets	$457,484,790

  The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales, the treatment of bond premium amortization, straddle loss deferrals and mortgage-backed dollar rolls.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited to utilizing $84,481,773 of capital loss carryforward in the fiscal year ending August 31, 2012.
  The Fund utilized $243,680 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of August 31, 2011 which expires as follows:

Capital Loss
Expiration	Carryforward*

August 31, 2013	$25,477

August 31, 2014	89,789

August 31, 2015	13,284,149

August 31, 2016	83,457,105

Total capital loss carryforward	$96,856,520

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of June 6, 2011, the date of reorganizations of Invesco Core Bond Fund and Invesco Van Kampen Core Plus Fixed Income Fund into the Fund are realized on securities held in each fund at such date of reorganizations, the capital loss carryforward may be further limited for up to five years from the date of the reorganizations.

37        Invesco Core Plus Bond Fund

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2011 was $44,317,197 and $20,374,237, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$27,120,382

Aggregate unrealized (depreciation) of investment securities	(3,944,658)

Net unrealized appreciation of investment securities	$23,175,724

Cost of investments for tax purposes is $536,189,225.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of gains/losses on dollar rolls and bond premium amortization, on August 31, 2011, undistributed net investment income was increased by $899,340 and undistributed net realized gain (loss) was decreased by $899,340. Further, primarily as a result of differing book/tax treatment of capital loss carryforward acquired in the reorganizations of Invesco Core Bond Fund and Invesco Van Kampen Core Plus Fixed Income Fund into the Fund, undistributed net investment income was decreased by $167,850, undistributed net realized gain (loss) was decreased by $97,340,965 and shares of beneficial interest increased by $97,508,815. These reclassifications had no effect on the net assets of the Fund.

38        Invesco Core Plus Bond Fund

NOTE 11—Share Information

	Summary of Share Activity

	Year ended		Year ended
	August 31, 2011(a)		August 31, 2010
	Shares	Amount	Shares	Amount

Sold:
Class A	3,555,224	$37,571,601	473,287	$4,957,006

Class B	290,130	3,142,492	90,484	943,362

Class C	830,507	8,927,924	73,730	773,555

Class R	38,733	411,788	3,891	40,441

Class Y	385,873	4,594,680	3,631	38,392

Institutional Class	275,983	2,304,800	—	—

Issued as reinvestment of dividends:
Class A	173,838	1,840,925	20,806	216,953

Class B	15,791	167,169	2,149	22,398

Class C	19,819	209,824	1,761	18,357

Class R	1,778	18,825	697	7,259

Class Y	1,723	18,262	644	6,703

Institutional Class	151,933	1,610,096	584	6,079

Automatic conversion of Class B shares to Class A shares:
Class A	134,643	1,421,518	2,004	21,070

Class B	(134,644)	(1,421,518)	(2,004)	(21,070)

Issued in connection with acquisitions:(b)
Class A	18,804,831	199,749,992	—	—

Class B	2,274,003	24,149,182	—	—

Class C	2,652,673	28,169,016	—	—

Class R	197,182	2,093,222	—	—

Class Y	124,611	806,833	—	—

Institutional Class	17,608,624	187,448,352	—	—

Reacquired:
Class A	(2,075,980)	(22,032,201)	(104,344)	(1,086,578)

Class B	(231,759)	(2,451,104)	(21,771)	(226,484)

Class C	(422,772)	(4,468,342)	(18,543)	(193,276)

Class R	(34,795)	(368,619)	(629)	(6,739)

Class Y	(31,966)	(340,471)	(3,116)	(32,287)

Institutional Class	(2,320,283)	(24,627,630)	—	—

Net increase in share activity	42,285,700	$448,946,616	523,261	$5,485,141

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 23% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

In addition, 36% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are mutual funds that are advised by Invesco.

(b)	As of the opening of business on June 6, 2011, the Fund acquired all the net assets of Invesco Core Bond Fund and Invesco Van Kampen Core Plus Fixed Income Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of Invesco Core Bond Fund and Invesco Van Kampen Core Plus Fixed Income Fund, respectively on April 14, 2011. The acquisition was accomplished by a tax-free exchange of 41,661,924 shares of the Fund for 38,907,567 shares outstanding of Invesco Core Bond Fund and 9,040,046 shares outstanding of Invesco Van Kampen Core Plus Fixed Income Fund as of the close of business on June 3, 2011. Each class of shares of Invesco Core Bond Fund and Invesco Van Kampen Core Plus Fixed Income Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of Invesco Core Bond Fund and Invesco Van Kampen Core Plus Fixed Income Fund to the net asset value of the Fund on the close of business, June 3, 2011. Invesco Core Bond Fund’s net assets as of the close of business on June 3, 2011 of $354,673,244 including $21,363,557 of unrealized appreciation and Invesco Van Kampen Core Plus Fixed Income Fund’s net assets as of the close of business on June 3, 2011 of $87,743,353 including $4,538,159 of unrealized appreciation, were combined with the net assets of the Fund. The net assets of the Fund immediately before the acquisition were $17,795,783. The net assets of the Fund immediately following the reorginization were $460,212,380.

39        Invesco Core Plus Bond Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average		to average net		Ratio of net
	Net asset		on securities		Dividends	Distributions					net assets		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	distributions	of period	return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 08/31/11	$10.75	$0.35	$(0.03)	$0.32	$(0.32)	$(0.15)	$(0.47)	$10.60	3.10%	$225,417	0.75	%(d)	1.20	%(d)	3.27	%(d)	138%
Year ended 08/31/10	10.29	0.37	0.65	1.02	(0.49)	(0.07)	(0.56)	10.75	10.26	7,219	0.87		5.61		3.55		78
Year ended 08/31/09(e)	10.00	0.09	0.27	0.36	(0.07)	—	(0.07)	10.29	3.58	2,882	0.84	(f)	12.89	(f)	3.47	(f)	43

Class B
Year ended 08/31/11	10.74	0.27	(0.02)	0.25	(0.24)	(0.15)	(0.39)	10.60	2.43	24,401	1.50	(d)	1.95	(d)	2.52	(d)	138
Year ended 08/31/10	10.29	0.29	0.64	0.93	(0.41)	(0.07)	(0.48)	10.74	9.34	954	1.62		6.36		2.80		78
Year ended 08/31/09(e)	10.00	0.07	0.27	0.34	(0.05)	—	(0.05)	10.29	3.39	205	1.59	(f)	13.64	(f)	2.72	(f)	43

Class C
Year ended 08/31/11	10.74	0.27	(0.02)	0.25	(0.24)	(0.15)	(0.39)	10.60	2.43	33,476	1.50	(d)	1.95	(d)	2.52	(d)	138
Year ended 08/31/10	10.29	0.29	0.64	0.93	(0.41)	(0.07)	(0.48)	10.74	9.34	844	1.62		6.36		2.80		78
Year ended 08/31/09(e)	10.00	0.07	0.27	0.34	(0.05)	—	(0.05)	10.29	3.39	223	1.59	(f)	13.64	(f)	2.72	(f)	43

Class R
Year ended 08/31/11	10.74	0.32	(0.02)	0.30	(0.29)	(0.15)	(0.44)	10.60	2.94	2,301	1.00	(d)	1.45	(d)	3.02	(d)	138
Year ended 08/31/10	10.29	0.34	0.64	0.98	(0.46)	(0.07)	(0.53)	10.74	9.88	153	1.12		5.86		3.30		78
Year ended 08/31/09(e)	10.00	0.08	0.27	0.35	(0.06)	—	(0.06)	10.29	3.51	105	1.09	(f)	13.14	(f)	3.22	(f)	43

Class Y
Year ended 08/31/11	10.74	0.37	(0.01)	0.36	(0.35)	(0.15)	(0.50)	10.60	3.46	5,234	0.50	(d)	0.95	(d)	3.52	(d)	138
Year ended 08/31/10	10.29	0.40	0.63	1.03	(0.51)	(0.07)	(0.58)	10.74	10.43	144	0.62		5.36		3.80		78
Year ended 08/31/09(e)	10.00	0.09	0.27	0.36	(0.07)	—	(0.07)	10.29	3.64	126	0.59	(f)	12.64	(f)	3.72	(f)	43

Institutional Class
Year ended 08/31/11	10.74	0.37	(0.01)	0.36	(0.35)	(0.15)	(0.50)	10.60	3.46	166,656	0.50	(d)	0.66	(d)	3.52	(d)	138
Year ended 08/31/10	10.29	0.40	0.64	1.04	(0.52)	(0.07)	(0.59)	10.74	10.43	115	0.62		5.29		3.80		78
Year ended 08/31/09(e)	10.00	0.09	0.27	0.36	(0.07)	—	(0.07)	10.29	3.64	104	0.59	(f)	12.68	(f)	3.72	(f)	43

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending August 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $390,261,951 and sold of $29,803,473 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Core Bond Fund and Invesco Van Kampen Core Plus Fixed Income Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s) of $58,690, $6,521, $8,100, $630, $651 and $40,479 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively
(e)	Commencement date of June 3, 2009.
(f)	Annualized.

40        Invesco Core Plus Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)
and Shareholders of Invesco Core Plus Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Core Plus Bond Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2011, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 26, 2011
Houston, Texas

41        Invesco Core Plus Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2011 through August 31, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/11)	(08/31/11)[1]	Period[2]	(08/31/11)	Period[2]	Ratio
Class A	$1,000.00	$1,034.20	$3.85	$1,021.42	$3.82	0.75%

Class B	1,000.00	1,030.40	7.68	1,017.64	7.63	1.50

Class C	1,000.00	1,030.40	7.68	1,017.64	7.63	1.50

Class R	1,000.00	1,032.90	5.12	1,020.16	5.09	1.00

Class Y	1,000.00	1,035.50	2.57	1,022.68	2.55	0.50

Institutional	1,000.00	1,035.50	2.57	1,022.68	2.55	0.50

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2011 through August 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

42        Invesco Core Plus Bond Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Core Plus Bond Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 14-15, 2011, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 80% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2011. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided. The Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies and limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees also considered information provided in connection with fund acquisitions approved by the Trustees to rationalize the Invesco Funds product range following the acquisition of the retail mutual fund business of Morgan Stanley (the Morgan Stanley Transaction). The Trustees recognized that the advisory fees for the Invesco Funds include advisory fees that are the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees inherited from Morgan Stanley and Van Kampen funds acquired in the Morgan Stanley Transaction. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. One Trustee may have weighed a particular piece of information differently than another Trustee.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 15, 2011, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Board met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ performance and investment process oversight, independent credit analysis and investment risk management.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and the advisory services are provided in accordance with the terms of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate and satisfactory and in accordance with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board noted that the Fund recently began operations and that only one calendar year of comparative performance data was available. The Board compared the Fund’s performance during

43        Invesco Core Plus Bond Fund

the past calendar year to the performance of funds in the Lipper performance universe and against the Lipper Intermediate Investment Grade Debt Funds Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of the performance universe for the one year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one year period. The Senior Officer noted that the Fund was launched to include exposure to high yield and emerging markets strategies, but that the size of the Fund had prevented it from fully implementing the intended strategy. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was below the median contractual advisory fee rate of funds in the expense group. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year and including only one fund per investment adviser. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds in a manner substantially similar to the management of the Fund.
  The Board considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients solely for investment management services. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to other client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended. Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fees charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts were often more comparable. The Board concluded that the aggregate services provided to the Invesco Funds were sufficiently different from those provided to institutional clients, and the Board did not place significant weight on these fee comparisons.
  The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2013 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board also considered the effect this fee waiver would have on the Fund’s total estimated expenses.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers provides services to sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described above other than day-to-day that Invesco Advisers provides services to sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described above other than day-to-day portfolio management. The Board also noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  Based upon the information and considerations described above, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board concluded that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts. The Board concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

44        Invesco Core Plus Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2011:

Federal and State Income Tax

Long-Term Capital Gain Dividends	$35,497
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations	10.87%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

45        Invesco Core Plus Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	143	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	143	None

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	161	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	143	ACE Limited (insurance company); and Investment Company Institute

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and continues to serve as counsel to the Invesco Van Kampen closed-end funds.

T-1        Invesco Core Plus Bond Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	161	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Bob R. Baker — 1936 Trustee	1983	Retired	143	None
		Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	143	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	143	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	161	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	161	Board of Nature’s Sunshine Products, Inc.
		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	143	Administaff
		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	143	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired	143	None
		Formerly: Chief Executive Officer, YWCA of the U.S.A.

Larry Soll — 1942 Trustee	1997	Retired	143	None
		Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)

T-2        Invesco Core Plus Bond Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	161	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	143	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A
		Formerly: Director and Secretary, Van Kampen Advisors, Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services, Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)	N/A	N/A
		Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

T-3        Invesco Core Plus Bond Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A
		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management) and Van Kampen Funds Inc.	N/A	N/A
		Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Investor Services Inc., Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.). Formerly: Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4        Invesco Core Plus Bond Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
     The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-09913 and 333-36074.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

CPB-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2011

Invesco Floating Rate Fund
Nasdaq:
A: AFRAX ▪ C: AFRCX ▪ R: AFRRX ▪  Y: AFRYX ▪ Institutional: AFRIX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
27	Financial Statements
30	Notes to Financial Statements
37	Financial Highlights
38	Auditor’s Report
39	Fund Expenses
40	Approval of Investment Advisory and Sub-Advisory Agreements
42	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance. I encourage you to read this report to learn more about your Fund’s short- and long-term performance and its holdings as of the close of the reporting period. This report also includes useful information about your Fund’s management team and a discussion of how your Fund was managed during the reporting period.
     Data indicated that economic growth in the U.S. and most of Europe was anemic during the reporting period. In the U.S., unemployment remained high, and the housing market remained weak. Concerns about European sovereign debt persisted. Nonetheless, equity markets rose in late 2010 and early 2011 as investors anticipated better news ahead. But contentious negotiations to raise the U.S. government’s debt ceiling heightened investor unease, and following the first-ever downgrade of U.S. creditworthiness in August, global stock markets declined as many investors sought safer havens.
Where you can get current information about your Fund
In light of economic uncertainty and market volatility, I suggest you check the timely market updates and commentary from many of our fund managers and other investment professionals at invesco.com/us. On our website, you also can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
As we’ve seen over the last several years, market conditions can change – often suddenly and dramatically. That’s one reason financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it can cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
      Invesco’s investment professionals apply these same principles to the funds they manage.
      Invesco offers a broad array of traditional mutual funds, as well as other investment products, including single-country, sector, regional and global investments spanning equity, fixed income and alternative asset classes. Across our product line, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management – that allows our fund managers to concentrate on doing what they do best: managing your money.
      Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be, and that it’s managed with a long-term focus.
      Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser will be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
      All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2	Invesco Floating Rate Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the world’s economies are gradually recovering from the financial crisis, it has not been a smooth path. Unrest in the Middle East, persistently weak job and housing markets in the U.S. and continued government balance sheet repair in Europe are contributing to a slow, labored march toward global recovery.
      In this environment, investors face risks that could make it more difficult to achieve their long-term financial goals – a secure retirement, home ownership, a child’s college education. Although the markets are complex and dynamic, there are ways to simplify the process and potentially increase your odds of achieving your goals. The best approach is to create a solid financial plan that helps you save and invest in ways that anticipate your needs over the long term.
      Your financial adviser can help you define your financial plan, develop an appropriate investment strategy and put you in a better position to achieve your financial goals over the long term. This can take some of the guesswork out of the process and help you make thoughtful investments. Your financial adviser also can help you better understand your tolerance for risk, so that your investment approach lets you sleep at night while getting you closer to your goals. Lastly, your financial adviser can develop an asset allocation strategy that seeks to balance your investment approach, providing some protection against a decline in the markets while allowing you to participate in rising markets. Invesco calls this type of approach “intentional investing.” It means thinking carefully, planning thoughtfully and acting deliberately.
      While no investment can guarantee favorable returns, your Board remains committed to managing costs and enhancing the performance of Invesco’s funds as part of our Investor First orientation. We continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
      Thanks to the approval of our fund shareholders, Invesco has made great progress in realigning our U.S. mutual fund product line following our acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. When completed, the realignment will reduce overlap in the product lineup, enhance efficiency across our product line and build a solid foundation for further growth to meet client and shareholder needs. I would like to thank those of you who voted your proxy, and I hope our shareholders haven’t been too inconvenienced by the process.
      As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of your Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Floating Rate Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended August 31, 2011, Invesco Floating Rate Fund, Class A shares at net asset value (NAV) returned 3.07%, underperforming the CS Leveraged Loan Index. The Fund’s focus on more liquid loans detracted from performance. The Fund invests in lower rated fixed income instruments, primarily senior secured corporate loans.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 8/31/10 to 8/31/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.07%

Class C Shares	2.41

Class R Shares	2.68

Class Y Shares	3.19

Institutional Class Shares	3.40

Barclays Capital U.S. Aggregate Index ▼ (Broad Market Index)	4.62

CS Leveraged Loan Index ▪ (Style-Specific Index)	3.44

S&P/LSTA Leveraged Loan Index ◆ (Former Style-Specific Index)	2.79

Lipper Loan Participation Funds Category Average ▼ (Peer Group)	2.62

▼ Lipper Inc.; ▪ Invesco, Bloomberg L.P.; ◆ Invesco, Standard & Poor’s

The Fund has elected to use the CS Leveraged Loan Index as its style-specific benchmark because it reflects the Fund’s investment style more appropriately than the S&P/LSTA Leveraged Loan Index.

How we invest
We believe a highly diversified pool of bank loans from the broadest spectrum of issuers and consisting of the highest credit quality available in line with portfolio objectives has the best risk-reward potential.
      Our credit analysts review all holdings and prospective holdings.
      Key consideration is given to the following:
■	Management. Factors include direct operating experience in managing this business, management depth and incentives and track record operating in a leveraged environment.
■	Industry position and dynamics. Factors include the company’s industry position, life cycle phase of the industry, barriers to entry and current industry capacity and utilization.
■	Asset quality. Considerations may include valuations of hard and intangible assets, how easily those assets can be converted to cash and appropriateness to leverage those assets.
■	Divisibility. This factor focuses on operating and corporate structures, ability to divide easily and efficiently, examination of non-core assets and valuation of multiple brand names.

■	Sponsors. Considerations include the firm’s track record of quality transactions, access to additional capital and control or ownership of the sponsoring firm.
■	Cash flow. We examine the firm’s sales and earnings breakdown by product, divisions and subsidiaries. We look at the predictability of corporate earnings and the cash requirement of the business and conduct an examination of business cycles, seasonality, international pressures and other factors.
■	Recovery and loan-to-value. These factors focus on further examination of the default probability and the rate of recovery associated with loans.
      The portfolio is constructed using a conservative bias to help manage credit risk, while focusing on optimization of return relative to appropriate benchmarks. We constantly monitor the holdings in the portfolio and conduct daily, weekly and monthly meetings with portfolio managers and analysts, as well as with firms and loan sponsors.
      Our active sell discipline considers two key factors for each portfolio position:
■	Company objective. Will unfavorable industry trends, poor performance or lack of access to capital cause the company to underperform?
■	Investment objective. Has the earnings potential or price potential been met or exceeded, or do better relative valuation opportunities exist in the market?

Portfolio Composition†
By credit quality, based on total investments

Baa2	1.3%

Baa3	2.2

Ba1	5.2

Ba2	12.0

Ba3	26.6

B1	21.5

B2	10.3

B3	2.3

Caa1	1.4

Caa2	0.6

Caa3	0.1

Ca or lower	0.1

Non-Rated	10.9

Equity	1.4

Money Market Funds	4.1

†	Source: Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from Aaa (highest) to C (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Moody’s rating methodology, please visit moodys.com and select “Rating Methodologies” under Research and Ratings on the homepage.

Top 10 Issuers*

1.	Reynolds Group Holdings Ltd.	2.6%

2.	Mediacom Communications Corp.	1.7

3.	Calpine Corp.	1.7

4.	Level 3 Communications, Inc.	1.5

5.	Asurion Corp.	1.4

6.	Univision Communications, Inc.	1.4

7.	Community Health Systems	1.3

8.	Graham Packaging Company, L.P.	1.2

9.	MetroPCS Communications, Inc.	1.1

10.	Capital Automotive REIT	1.1

Total Net Assets	$894.9 million

Total Number of Holdings*	540
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	Invesco Floating Rate Fund

Market conditions and your Fund
For much of the fiscal year ended August 31, 2011, the bank loan market continued on the path to recovery which began at the start of 2009. This recovery, while not uninterrupted, stalled in July following the onset of global anxiety associated principally with European sovereign debt concerns, and while the leveraged loan market did not sell off to the same extent as other asset classes, leveraged loans were not immune from a decline.
     This weakness in leveraged loans occurred against a backdrop of a default rate that was extremely low. Through August 31, 2011, the trailing 12-month loan default rate, as measured by Standard & Poor’s Leveraged Commentary & Data (S&P LCD) was 0.28% year-to-date, a level well below the average 12-month default rate of 3.58% and far below the November 2009 peak of 10.81%.1 This benign default rate environment was offset by weaker-than-expected economic reports, a downgrade of U.S. debt by S&P, and a challenging U.S. fiscal and monetary environment. At the same time that investors grew more cautious, the selling we witnessed appeared orderly, and there was an absence of forced or panic selling. Furthermore, there appeared to be a deep level of support from hedge funds and cross-over buyers who left the loan market following price appreciation that lowered returns below the target levels of these types of investors. On a market technical basis, loan issuance was generally less than demand, which contributed to broad price increases for much of the Fund’s fiscal year.
     While the Fund underperformed the CS Leveraged Loan Index for the fiscal year, it is important to remember that the benchmark has no fees or expenses. The Fund’s focus on larger, more liquid loans at times hurt its performance during the reporting period as these loans sold off to a greater extent than less liquid ones. The Fund’s return for the fiscal year was primarily driven by underweighting certain sectors such as the directory sector as well as the decision to continue to hold some equity positions acquired in connection with some debt restructurings.
     The Fund was managed with a view toward taking advantage of what appeared to be an expanding economy, a low default environment, and strong demand for floating rate assets from investors concerned about how rising interest rates would affect the market value of longer maturity fixed income investments. As the U.S. economy showed increasing signs of weakness, we acted to reduce the volatility of the portfolio by proactively increasing our cash position and shifting the Fund out of riskier assets.
     We also sought to balance capital appreciation opportunities in the Fund with current income. Therefore, we were willing to buy the loans of some distressed companies when we felt that valuations were compelling. In terms of industry allocation, we focused on segments where we felt there was likely to be revenue stability with limited downside potential from outside shocks. Accordingly, we had overweight positions in telecommunication services, cable and paper and packaging, while we had underweight positions in electronics, financials, publishing and health care.
     As always, we appreciate your continued participation in Invesco Floating Rate Fund.
1 S&P LCD
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Tom Ewald
Portfolio manager, is lead manager of Invesco Floating Rate Fund. Mr. Ewald joined Invesco in 2000 as a credit analyst and was promoted to portfolio manager of certain other funds in 2001. Prior to joining Invesco, Mr. Ewald was a portfolio manager at another firm. Mr. Ewald earned an A.B. from Harvard College and an M.B.A. from the Darden School of Business at the University of Virginia.
Greg Stoeckle
Portfolio manager, is manager of Invesco Floating Rate Fund. Mr. Stoeckle joined Invesco in 1999 and has held several senior management positions within the bank loan group. He began his investment career in 1987 as a credit analyst for another firm. Mr. Stoeckle earned a B.S. from Ursinus College and an M.B.A. from Saint Joseph’s University.

5	Invesco Floating Rate Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Index data from 4/30/97, Fund data from 5/1/97

Past performance cannot guarantee comparable future results.
     During the reporting period, the Fund has elected to use the CS Leveraged Loan Index as its style-specific index rather than the S&P/LSTA Leveraged Loan Index because it reflects the Fund’s investment style more appropriately than the S&P/LSTA Leveraged Loan Index. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare performance to both the old and new indexes.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

continued from page 8

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.
■	Non-diversification risk. The Fund is non-diversified and can invest a greater portion of its assets in a single issuer. A change in the value of the issuer could affect the value of the Fund more than if it was a diversified fund.
■	Prepayment risk. An issuer’s ability to prepay principal on a loan or debt security prior to maturity can limit the Fund’s potential gains. Prepayments may require the Fund to replace the loan or debt security with a lower yielding security, adversely affecting the Fund’s yield.

About indexes used in this report
■	The Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment-grade, fixed-rate bond market.
■	The CS Leveraged Loan Index represents tradable, senior-secured, U.S. dollar-denominated non-investment-grade loans.
■	The S&P/LSTA Leveraged Loan Index is a weekly total return index that tracks the current outstanding balance and spread over LIBOR for fully funded term loans.

■	The Lipper Loan Participation Funds Category Average represents an average of all of the funds in the Lipper Loan Participation Funds category.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
continued on page 7

6	Invesco Floating Rate Fund

Average Annual Total Returns
As of 8/31/11, including maximum applicable
sales charges

Class A Shares

Inception (5/1/97)		3.57%

10	Years	2.95

5	Years	1.32

1	Year	0.52

Class C Shares

Inception (3/31/00)		2.77%

10	Years	2.78

5	Years	1.25

1	Year	1.43

Class R Shares

10	Years	3.08%

5	Years	1.60

1	Year	2.68

Class Y Shares

10	Years	3.25%

5	Years	1.91

1	Year	3.19

Institutional Shares

10	Years	3.39%

5	Years	2.17

1	Year	3.40
On April 13, 2006, the Fund reorganized from a Closed-End Fund to an Open-End Fund. Performance shown for Class A shares prior to that date is that of the Closed-End Fund’s Class B shares and includes the management and 12b-1 fees applicable to B shares. The Closed-End Fund’s B-share performance reflects any applicable fee waivers or expense reimbursements.
     On April 13, 2006, the Fund reorganized from a Closed-End Fund to an Open-End Fund. Performance shown for Class C shares prior to that date is that of the Closed-End Fund’s Class C shares and includes the management and 12b-1 fees applicable to C shares. The Closed-End Fund’s C-share performance reflects any applicable fee waivers or expense reimbursements.
     Class R shares incepted on April 13, 2006. Performance shown prior to that

Average Annual Total Returns
As of 6/30/11, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (5/1/97)		3.95%

10	Years	3.42

5	Years	2.46

1	Year	7.47

Class C Shares

Inception (3/31/00)		3.23%

10	Years	3.26

5	Years	2.40

1	Year	8.72

Class R Shares

10	Years	3.57%

5	Years	2.78

1	Year	10.10

Class Y Shares

10	Years	3.73%

5	Years	3.08

1	Year	10.67

Institutional Shares

10	Years	3.86%

5	Years	3.33

1	Year	10.60
date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Institutional Class shares incepted on April 13, 2006. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y and Institutional Class shares was 1.14%, 1.64%, 1.39%, 0.89% and 0.81%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 2.50% sales charge and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.
     Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower.

continued from page 6

Other information
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

7 Invesco Floating Rate Fund

Invesco Floating Rate Fund’s investment objective is total return, comprised of current income and capital appreciation.
■	Unless otherwise stated, information presented in this report is as of August 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	As of the close of business on April 13, 2006, Invesco Floating Rate Fund reorganized from a Closed-End Fund to an Open-End Fund. Information presented for Class A shares prior to the reorganization includes financial data for Class B shares of the Closed-End Fund. Information presented for Class C shares prior to the reorganization includes financial data for Class C shares of the Closed-End Fund.

■	On July 27, 2006, all Class B1 shares converted into Class A shares.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available only to certain investers. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Active trading risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

■	Collateralized loan obligations risk. In addition to the normal interest rate, default and other risk of fixed income securities, collateralized loan obligations carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in collateralized loan obligations that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.

■	Credit linked notes risk. Risks of credit linked notes include those risks associated with the underlying reference obligation including but not limited to market risk, interest rate risk, credit risk, default risk and foreign currency risk. In the case of a credit linked note created with credit default swaps, the structure will be “funded” such that the par amount of the security will represent the maximum loss that could be incurred on the investment and no leverage is introduced. An investor in a credit linked note bears counterparty risk or the risk that the issuer of the credit linked note will default or become bankrupt and not make timely payment of principal and interest of the structured security.

■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■	Defaulted securities risk. Defaulted securities involve the substantial risk that principal will not be repaid. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

■	Derivatives risk. Derivatives may be more difficult to purchase, sell or value than other investments and may be subject to market, interest rate, credit, leverage, counterparty and management risks. A fund investing in a derivative could lose more than the cash amount invested or incur higher taxes. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.

■	Floating rate risk. The Fund may invest in senior secured floating rate loans and debt securities that require collateral. There is a risk that the value of the collateral may not be sufficient to cover the amount owed, collateral securing a loan may be found invalid, and collateral may be used to pay other outstanding obligations of the borrower under applicable law or may be difficult to sell. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	Industry focus risk. To the extent the Fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the Fund’s performance will depend on the overall condition of those industries, which may be affected by the following factors: the supply of short-term financing; changes in government regulation and interest rates; and overall economy.

■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■	Leverage risk. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested.

Leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.

■	Liquidity risk. The majority of the Fund’s assets are likely to be invested in loans and securities that are less liquid than those traded on national exchanges. In the event the Fund voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, it may not receive full value for those assets.
continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	AFRAX
Class C Shares	AFRCX
Class R Shares	AFRRX
Class Y Shares	AFRYX
Institutional Class Shares	AFRIX

8 Invesco Floating Rate Fund

Schedule of Investments(a)

August 31, 2011

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Senior Secured Floating Rate Interest Loans–89.29%(b)(c)
Advertising–0.50%
Advantage Sales & Marketing Inc.
First Lien Term Loan B	5.25%	12/17/17	$1,444,397	$1,366,400

Second Lien Term Loan	9.25%	06/18/18	530,670	508,117

Affinion Group, Inc., Term Loan B	5.00%	10/10/16	2,710,260	2,461,269

Lamar Media Corp., Term Loan B	4.00%	12/30/16	147,353	143,730

				4,479,516

Aerospace & Defense–1.81%
Aero Technology Supply
Revolver Loan (Acquired 01/28/11-04/19/11; Cost $497,455)	11.25%	03/12/13	497,455	494,968

Term Loan	11.25%	03/12/13	565,174	551,045

Term Loan	10.75%	03/12/15	1,302,428	1,276,379

ARINC Inc., Second Lien Term Loan (Acquired 01/10/11; Cost $1,108,001)	6.23%	10/25/15	1,142,269	1,123,707

Dubai Aerospace Enterprise
Term Loan B1	5.26%	07/31/14	270,718	255,829

Term Loan B2	5.22-5.26%	07/31/14	260,117	245,810

DynCorp International, Term Loan	6.25%	07/07/16	1,876,109	1,795,202

Hawker Beechcraft Corp., Term Loan	2.22-2.25%	03/26/14	964,892	709,679

IAP Worldwide Services, Inc., Term Loan B	9.25%	12/30/12	3,294,965	3,216,709

Sequa Corp., Term Loan B	3.50-3.51%	12/03/14	5,312,579	4,989,415

SI Organization, Inc., Term Loan B	4.50%	11/22/16	666,499	606,514

Wyle Laboratories, Inc., Term Loan	5.75%	03/26/17	974,279	936,116

				16,201,373

Agricultural Products–0.01%
Darling International Inc., Term Loan	5.00%	12/16/16	110,418	109,728

Air Freight & Logistics–0.15%
CEVA Group PLC, Term Loan B	0.15-5.25%	08/31/16	1,476,033	1,355,492

Airlines–0.55%
Delta Air Lines, Inc.
Revolver Loan(d)	0%	03/28/13	1,500,000	1,406,250

Term Loan B	4.25%	03/07/16	1,625,946	1,493,838

Term Loan B	5.50%	04/20/17	2,208,640	2,052,202

				4,952,290

Airport Services–0.08%
Hertz Corp.
LOC	1.00%	03/11/18	551,589	515,736

Term Loan B	3.75%	03/11/18	237,374	225,804

				741,540

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Floating Rate Fund

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Alternative Carriers–1.47%
Level 3 Communications, Inc.
Add On Term Loan B	11.50%	03/13/14	$204,533	$213,823

Term Loan	2.49-2.50%	03/13/14	13,903,226	12,943,903

				13,157,726

Aluminum–0.02%
Noranda Aluminum, Inc., Term Loan B	1.97%	05/18/14	149,035	143,074

Apparel Retail–0.75%
Destination Maternity Corp., Term Loan B (Acquired 03/09/07; Cost $77,492)	2.47-2.50%	03/13/13	77,492	76,717

DSW Inc., Term Loan	4.22%	03/02/12	3,000,000	2,844,990

J. Crew Group, Inc., Term Loan B	4.75%	03/07/18	4,247,810	3,807,121

				6,728,828

Apparel, Accessories & Luxury Goods–0.29%
Levi Strauss & Co., Term Loan	2.47%	03/27/14	3,000,000	2,617,500

Application Software–0.10%
Rovi Corp.
Term Loan A	2.75%	02/07/16	588,819	571,154

Term Loan B	4.00%	02/07/18	337,558	327,431

				898,585

Auto Parts & Equipment–2.83%
Armored AutoGroup Inc., Term Loan B	6.00%	11/05/16	1,036,229	948,150

Autoparts Holdings Ltd., First Lien Term Loan	6.50%	07/28/17	515,727	508,635

DEI Holdings, Inc., Term Loan B	7.00-7.50%	07/13/17	1,966,102	1,931,696

Delphi Automotive LLP, Tranche B	3.50%	03/31/17	674,913	657,618

Federal-Mogul Corp.
Delay Draw Term Loan C2	2.14-2.16%	12/27/15	619,095	564,541

Term Loan B	2.14-2.16%	12/27/14	1,556,063	1,419,907

Goodyear Tire & Rubber Co. (The), Second Lien Term Loan	1.94%	04/30/14	6,535,343	6,094,207

Key Safety Systems, Inc.
Revolver Loan(d)	0%	03/08/13	122,500	106,060

Revolver Loan	2.46%	03/08/13	1,877,500	1,625,530

Term Loan B	2.46-2.47%	03/08/14	3,332,831	3,021,761

Metaldyne, LLC, Term Loan B	5.25%	05/18/17	2,767,483	2,638,324

MetoKote Corp., Term Loan	9.00%	11/27/11	1,980,983	1,962,412

Sensata Technologies, Inc., Term Loan B	4.00%	05/12/18	1,355,835	1,310,076

Tenneco, Inc., Term Loan B	4.75%	06/03/16	2,574,000	2,538,620

				25,327,537

Automobile Manufacturers–1.24%
Ford Motor Co., Term Loan	2.96%	12/15/13	3,789,699	3,740,755

General Motors Co. LLC
Revolver Loan(d)	0%	10/27/15	2,256,330	2,023,646

Revolver Loan(e)	—	10/27/15	5,997,910	5,379,376

				11,143,777

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Floating Rate Fund

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Automotive Retail–0.67%
KAR Holdings, Inc., Term Loan B	5.00%	05/19/17	$6,315,566	$6,035,313

Broadcasting–9.08%
AMC Networks Inc., Term Loan B	4.00%	12/31/18	1,177,661	1,142,331

Atlantic Broadband, Inc., Term Loan B	4.00%	03/08/16	66,226	63,080

Bresnan Communications, LLC, Term Loan B	4.50%	12/14/17	1,711,816	1,642,428

Charter Communications, Inc.
Term Loan B1	2.23%	03/06/14	14,600	14,261

Term Loan C	3.50%	09/06/16	9,470,497	9,073,068

Citadel Broadcasting Corp., Term Loan B	4.25%	12/30/16	567,457	561,547

Clear Channel Communications, Inc.
Term Loan B(e)	—	01/29/16	625,000	471,291

Term Loan B	3.87%	01/29/16	3,686,541	2,779,892

CSC Holdings, Inc.
Incremental Term Loan B2	1.97%	03/29/16	1,167,870	1,113,862

Incremental Term Loan B3	1.97%	03/29/16	2,829,238	2,679,826

FoxCo Acquisition LLC, Term Loan B	4.75%	07/14/15	369,201	350,512

Gray Television Inc., Term Loan B	3.71%	12/31/14	101,956	94,200

Harron Communications, L.P., Term Loan B	5.25%	10/06/17	2,681,619	2,587,763

High Plains Broadcasting, LLC, Term Loan	9.00%	09/14/16	427,113	421,988

Insight Communications Co., Term Loan B	1.94-2.00%	04/06/14	1,070,444	1,054,056

Intelsat, Ltd., Tranche B	5.25%	04/02/18	8,927,346	8,603,730

Local TV LLC, Term Loan B	2.23%	05/07/13	768,876	699,677

Mediacom Communications Corp.
Add on Term Loan	5.50%	03/31/17	3,150,446	3,028,367

Term Loan D1	1.94%	01/31/15	1,981,473	1,748,650

Term Loan D2	1.94%	01/31/15	274,052	241,851

Term Loan E	4.50%	10/23/17	1,993,210	1,866,143

Term Loan F	4.50%	10/23/17	7,959,631	7,541,750

Midcontinent Communications, Term Loan	4.00%	12/31/16	77,957	76,154

NDS Group Ltd., Term Loan B	4.00%	03/10/18	1,686,212	1,563,962

NEP II, Inc., Term Loan B2	3.50%	02/16/17	4,148,252	3,847,503

Newport Television, LLC, Term Loan	9.00%	09/14/16	1,562,588	1,543,837

Raycom Media, Inc., Term Loan B	4.50%	05/31/17	2,134,250	2,022,202

TWCC Holding Corp., Term Loan B	4.25%	02/11/17	4,542,680	4,400,721

Univision Communications Inc., Extended Term Loan B1	4.47%	03/31/17	13,950,569	12,074,218

UPC Broadband Holding B.V., Term Loan X	3.69%	12/31/17	5,500,000	5,089,783

WaveDivision Holdings, LLC, Term Loan B	2.51-2.55%	06/30/14	373,668	351,248

WOW!
First Lien Term Loan	2.71-4.75%	06/30/14	353,333	325,950

First Lien Term Loan A	6.71-8.75%	06/28/14	2,343,504	2,208,753

				81,284,604

Building Products–0.72%
Champion Window Manufacturing Inc., Term Loan	7.50%	12/31/13	1,121,264	1,048,382

CPG International, Inc., Term Loan B	6.00%	02/18/17	2,006,264	1,885,888

Custom Building Products, Inc., Term Loan	5.75%	03/19/15	1,799,197	1,695,743

JMC Steel Group Inc., Term Loan	4.75%	04/01/17	787,199	745,135

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Floating Rate Fund

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Building Products–(continued)

Nortek, Inc., Term Loan B	5.25-6.25%	04/26/17	$1,060,455	$970,316

United Subcontractors, Inc., Term Loan	4.25%	06/30/15	107,501	96,751

				6,442,215

Casinos & Gaming–4.08%
BLB Investors, LLC, Term Loan	8.50%	11/05/15	3,532,804	3,521,764

Boyd Gaming Corp.
Revolver Loan(e)	—	05/24/12	5,562,500	5,346,953

Revolver Loan(e)	—	12/17/15	3,058,319	2,664,561

Term Loan	3.72%	12/17/15	481,013	443,333

Caesars Entertainment Operating Co. Inc.
Term Loan B1	3.25%	01/28/15	3,896,701	2,726,822

Term Loan B3	3.25%	01/28/15	2,215,768	1,919,409

Cannery Casino
Delay Draw Term Loan	4.47%	05/18/13	1,505,286	1,412,463

Second Lien Term Loan	4.47%	05/18/14	1,084,000	929,530

Term Loan B	4.47%	05/18/13	1,427,128	1,339,124

CCM Merger Corp., Term Loan	7.00%	03/01/17	2,353,827	2,292,039

Isle of Capri Casinos, Inc., Term Loan B	4.75%	11/01/13	2,020,201	1,949,493

Las Vegas Sands Corp.
Delay Draw Term Loan 1	2.72%	11/23/16	252	235

Delay Draw Term Loan 2	2.72%	11/23/15	2,949,909	2,749,315

Term Loan B	2.72%	11/23/16	1,629,427	1,518,626

Penn National Gaming, Inc., Term Loan B	3.75%	07/16/18	1,879,008	1,837,670

Venetian Macau US Finance Co. LLC
Delay Draw Term Loan B	4.73%	05/25/12	1,797,344	1,786,120

Term Loan B	4.73%	05/27/13	4,102,491	4,070,020

				36,507,477

Coal & Consumable Fuels–0.48%
Oxbow Carbon LLC, Term Loan B1	3.72-3.75%	05/08/16	4,483,855	4,298,896

Commercial Printing–0.54%
Cenveo, Inc., Term Loan B	6.25%	12/21/16	3,488,727	3,366,622

Flint Group Holdings S.A.R.L.
Term Loan B5	4.71%	12/31/14	795,787	719,192

Term Loan C5	4.71%	12/31/14	813,772	735,447

				4,821,261

Commodity Chemicals–0.76%
Ashland Inc., Term Loan B	3.75%	08/23/18	1,315,772	1,293,450

Houghton International, Inc., Term Loan B1	6.75%	01/29/16	2,897,493	2,868,518

Univar Corp., Term Loan B	5.00%	06/30/17	2,848,341	2,648,958

				6,810,926

Communications Equipment–1.46%
Avaya Inc., Term Loan B3	4.81%	10/26/17	475,004	412,575

CommScope, Inc., Term Loan B	5.00%	01/14/18	1,007,027	972,411

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Floating Rate Fund

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Communications Equipment–(continued)

Consolidated Communications, Inc.
Delay Draw Term Loan	2.73%	12/31/14	$1,000,000	$910,000

Term Loan B	2.73%	12/31/14	3,000,000	2,730,000

NTELOS Holdings Corporations, Term Loan B	4.00%	08/07/15	5,935,780	5,703,305

TowerCo LLC, Term Loan B	5.25%	02/02/17	2,427,833	2,350,956

				13,079,247

Computer Hardware–0.01%
Quantum Corp., Term Loan B	3.75%	07/12/14	99,067	98,283

Construction & Farm Machinery & Heavy Trucks–0.22%
Manitowoc Company, Inc. (The), Term Loan B	4.25%	11/13/17	2,016,722	1,946,136

Construction Materials–0.12%
Hillman Group (The), Term Loan B	5.00%	05/27/16	1,105,732	1,078,089

Data Processing & Outsourced Services–3.14%
Affiliated Media Group Inc., Term Loan	8.50%	03/19/14	2,433,236	2,363,281

First Data Corp.
Delay Draw Term Loan	2.97%	09/24/14	1,489,402	1,288,332

Term Loan	4.22%	03/24/18	1,562,500	1,316,656

Term Loan B1	2.97%	09/24/14	1,090,173	963,898

Term Loan B2	2.97%	09/24/14	1,000,000	883,750

Term Loan B3	2.97%	09/24/14	2,987,310	2,640,036

iPayment, Inc., Term Loan	5.75%	05/08/17	3,336,989	3,190,996

NCO Financial Systems, Inc., Term Loan B	8.00%	05/15/13	6,386,304	6,262,602

Transunion Corp., Term Loan B	4.75%	02/10/18	728,882	695,353

West Corp.
Term Loan B4	4.50%	07/15/16	221,398	211,545

Term Loan B5	4.50%	07/15/16	8,631,873	8,247,755

				28,064,204

Diversified Chemicals–0.29%
Celanese US Holdings LLC, Prefunded LOC	0.19%	04/02/14	490,939	466,392

NuSil Technology LLC, Term Loan B	5.25%	04/07/17	575,261	549,374

Phillips Plastic Corp., Term Loan	7.25%	02/12/17	641,486	638,279

Solutia Inc., Term Loan	3.50%	08/01/17	990,588	950,970

				2,605,015

Diversified Metals & Mining–0.27%
Walter Energy, Inc., Term Loan B	4.00%	04/02/18	2,518,743	2,421,141

Diversified Real Estate Activities–0.79%
Lake Las Vegas Resort
Revolver Loan(d)(Acquired 07/15/10; Cost $32,231)	0%	12/31/12	32,231	31,909

Revolver Loan(e)(Acquired 08/16/10-08/31/11; Cost $5,105)	—	12/31/12	5,105	5,054

Revolver Loan (Acquired 07/15/10-08/15/11; Cost $93,139)	15.00%	12/31/12	93,139	92,208

RE/MAX LLC, Term Loan B	5.50%	04/16/16	2,160,731	2,031,087

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Floating Rate Fund

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Diversified Real Estate Activities–(continued)

Realogy Corp.
Credit Link Term Loan	0.04%	10/10/13	$95,693	$85,198

Term Loan	4.52%	10/10/16	4,876,907	4,047,857

Term Loan B	3.27%	10/10/13	759,713	676,414

				6,969,727

Diversified REIT’s–1.08%
Capital Automotive REIT, Term Loan B	5.00%	03/13/17	10,240,462	9,626,035

Diversified Support Services–1.27%
Bankruptcy Management Solutions, Inc.
First Lien Term Loan B	7.50%	08/20/14	46,040	21,946

Second Lien Term Loan	8.25%	08/20/15	18,601	1,535

Brock Holdings III, Inc., First Lien Term Loan B	6.00%	03/16/17	2,545,337	2,278,077

Central Parking Corp.
Second Lien Term Loan	4.75%	11/22/14	25,522	18,419

Syn LOC	0.10%	05/22/14	63,036	53,265

Term Loan B	2.63%	05/22/14	139,036	117,485

Merrill Corp.
Second Lien Term Loan	13.75-14.00%	11/15/13	1,134,981	1,095,257

Term Loan	7.50%	12/24/12	5,798,537	5,653,573

Nuance Communications, Inc., Term Loan C	3.23%	03/31/16	2,210,918	2,126,903

				11,366,460

Drug Retail–1.27%
General Nutrition Centers, Inc., Term Loan B	4.25%	03/02/18	2,362,191	2,249,987

NBTY, Inc., Term Loan B	4.25%	10/01/17	3,521,783	3,402,923

Pantry, Inc. (The)
Delay Draw Term Loan	1.98%	05/15/14	20,627	20,124

Term Loan B	1.98%	05/15/14	72,059	70,302

Rite Aid Corp., Tranche 2	1.96-1.98%	06/04/14	4,050,030	3,728,580

Rite Aid Corp., Tranche 5	4.50%	03/03/18	2,000,000	1,860,000

				11,331,916

Education Services–0.03%
Bright Horizon Family Solutions, Inc., Term Loan B	4.23-6.25%	05/28/15	240,133	229,808

Electric Utilities–2.81%
AES Corp., Term Loan B	4.25%	05/27/18	4,091,321	3,950,170

Bicent Power LLC, Second Lien Term Loan	4.25%	07/10/14	250,400	11,059

BRSP LLC, Term Loan B	7.50%	06/24/14	2,771,186	2,667,267

Calpine Corp., Term Loan B	4.50%	04/01/18	6,492,229	6,023,879

GreatPoint Energy, Term Loan B1	4.25%	03/10/17	765,215	741,302

NE Energy, Inc.
Second Lien Term Loan	4.75%	05/01/14	315,000	289,276

Term Loan B	2.75%	11/01/13	1,651,975	1,577,637

NRG Energy, Inc., Term Loan	4.00%	07/01/18	3,351,503	3,244,975

NSG Holdings II, LLC
Syn LOC	1.75%	06/15/14	26,570	25,773

Term Loan	1.75%	06/15/14	46,065	44,683

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Floating Rate Fund

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Electric Utilities–(continued)

TPF Generation Holdings, LLC
First Lien Term Loan	0.15%	12/15/11	$93,227	$88,379

Second Lien Term Loan	4.50%	12/15/14	267,000	250,980

Syn LOC D	0.15%	12/15/13	297,394	281,929

Term Loan	2.25%	12/15/13	532,965	505,251

TXU Corp.
Extended Term Loan B	4.71-4.77%	10/10/17	345,939	255,810

Term Loan B	3.71-3.77%	10/10/14	8,419,386	5,221,342

				25,179,712

Electrical Components & Equipment–0.13%
Aeroflex Inc., Term Loan B	4.25%	05/09/18	1,195,976	1,118,238

Food Distributors–2.40%
Aramark Corp.
Syn LOC	0.04%	01/26/14	82,161	78,012

Term Loan	2.12%	01/26/14	1,103,105	1,047,398

Bolthouse Farms (Wm.), Inc., First Lien Term Loan	5.50-5.75%	02/11/16	1,978,406	1,933,892

Dean Foods Co.
Term Loan A	3.23%	04/02/14	1,281,174	1,223,925

Term Loan B	3.25%	04/02/16	393,625	367,712

Term Loan B	3.48-3.50%	04/02/17	4,161,704	3,958,822

JBS USA, LLC, Term Loan B	4.25%	05/25/18	2,909,255	2,785,612

Pierre Foods Inc.
First Lien Term Loan	7.00%	09/30/16	4,505,126	4,384,073

Second Lien Term Loan	11.25%	09/30/17	244,128	240,313

Pinnacle Foods Group, Inc. (Aurora Foods)
Revolver Loan(d)	0%	04/02/13	1,000,000	795,000

Term Loan B	2.69%	04/02/14	2,738,767	2,582,424

Term Loan D	6.00%	04/02/14	2,057,338	2,037,619

				21,434,802

Food Retail–1.17%
Dunkin’ Brands, Inc., Term Loan B2	4.00%	11/23/17	266,786	258,005

OSI Restaurant Partners, LLC
Prefunded Revolver Credit	0.07%	06/14/13	1,568,097	1,451,886

Term Loan	2.56%	06/14/14	3,759,350	3,480,745

Quizno’s Corp. (The), First Lien Term Loan B	4.97%	05/05/13	12,331	9,947

Roundy’s Supermarkets Inc., Extended Term Loan	5.50%	11/03/13	3,227,905	3,098,805

SUPERVALU Inc.
Term Loan B2	3.47%	10/05/15	1,207,652	1,133,176

Term Loan B3	4.50%	04/30/18	1,111,173	1,041,325

				10,473,889

Gas Utilities–0.73%
Obsidian Energy Co., LLC, Term Loan	7.00%	11/02/15	2,250,196	2,238,946

Star West Generation LLC, Term Loan B	6.00%	05/17/18	4,482,263	4,319,781

				6,558,727

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Floating Rate Fund

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Health Care Distributors–1.36%
IMS Health, Inc., Term Loan B	4.50%	08/26/17	$6,363,153	$6,145,756

Warner Chilcott PLC
Term Loan B1	4.25%	03/15/18	2,864,148	2,757,645

Term Loan B2	4.25%	03/15/18	1,432,074	1,380,613

Term Loan B3	4.25%	03/15/18	1,969,102	1,898,342

				12,182,356

Health Care Equipment–2.42%
Alere Inc., Term Loan B	4.50%	06/30/17	7,960,379	7,540,469

Biomet, Inc., Term Loan	3.22-3.25%	03/25/15	6,829,780	6,525,308

Carestream Health, Inc., Term Loan B	5.00%	02/25/17	6,269,515	5,158,902

CONMED Corp., Term Loan (Acquired 04/13/06-02/04/10; Cost $818,114)	1.73%	04/13/13	875,824	858,308

DJO Finance LLC, Term Loan	3.22%	05/20/14	1,662,115	1,559,537

				21,642,524

Health Care Facilities–3.52%
Community Health Systems
Delay Draw Term Loan	2.47-2.57%	07/25/14	248,058	231,359

Extended Term Loan	3.72-3.82%	01/25/17	7,908,717	7,271,077

Term Loan B	2.47-2.57%	07/25/14	4,493,788	4,191,266

DaVita Inc., Term Loan B	4.50%	10/20/16	8,025,914	7,826,952

Golden Living, Term Loan B	5.00%	05/04/18	3,431,128	3,079,437

HCA, Inc.
Term Loan B2	3.50%	03/31/17	38,708	36,627

Term Loan B3	3.50%	05/01/18	353,696	333,652

HCR ManorCare, Inc., Term Loan B	5.00%	04/06/18	2,868,110	2,455,819

Health Management Associates, Inc., Term Loan B	2.00%	02/28/14	1,719,591	1,619,107

Kindred Healthcare, Inc., Term Loan B	5.25%	06/01/18	471,152	435,227

Surgery Center Holdings Inc., Term Loan B	6.50%	02/06/17	1,466,807	1,430,137

Universal Health Services, Inc., Term Loan B	4.00%	11/15/16	2,715,086	2,598,012

				31,508,672

Health Care Services–1.24%
Fresenius Medical Care Holdings, Inc.
Term Loan D1	3.50%	09/10/14	221,156	217,950

Term Loan D2	3.50%	09/10/14	126,330	124,499

Genoa Healthcare LLC
Second Lien Term Loan (Acquired 08/23/05-06/08/11; Cost $811,191)	11.50%	02/10/13	839,491	835,293

Term Loan B	6.25%	08/10/12	87,100	83,290

Gentiva Health Services, Inc., Term Loan B1	4.75%	08/17/16	2,584,636	2,289,987

Harlan Sprague Dawley, Inc., Term Loan B	3.73-3.77%	07/11/14	2,578,974	2,338,008

Medpace, Inc., Term Loan B	6.50%	06/17/17	2,483,497	2,384,158

Sun Healthcare Group, Inc., Term Loan	7.50%	10/18/16	1,177,309	1,080,187

Trizetto Group, Inc., Term Loan B	4.75%	05/02/18	1,617,455	1,510,299

United Surgical Partners International, Inc., Term Loan B	2.23%	04/18/14	269,310	248,438

				11,112,109

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Floating Rate Fund

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Health Care Supplies–0.38%
Bausch & Lomb Inc.
Delay Draw Term Loan	3.47%	04/26/15	$99,855	$94,207

Revolver Loan(d)	0%	10/25/13	1,480,000	1,376,400

Revolver Loan	2.97%	10/25/13	520,000	483,600

Term Loan B	3.47-3.50%	04/26/15	408,481	385,377

Catalent Pharma Solutions, Term Loan	2.47%	04/10/14	1,225,662	1,090,840

				3,430,424

Home Furnishings–0.47%
National Bedding Co., LLC, Second Lien Term Loan	5.31%	02/28/14	4,580,185	4,190,869

Hotels, Resorts & Cruise Lines–0.33%
American Gaming Systems
Delay Draw Term Loan	3.23%	05/14/13	501,656	382,513

Term Loan B	3.23%	05/14/13	3,337,787	2,545,063

Centaur Gaming, Second Lien Term Loan(f)(I)	14.25%	10/30/13	129,555	2,591

				2,930,167

Household Appliances–0.29%
Goodman Global, Inc.
First Lien Term Loan B	5.75%	10/28/16	2,332,290	2,304,384

Second Lien Term Loan	9.00%	10/30/17	295,104	298,424

				2,602,808

Household Products–3.47%
Amscan Inc., Term Loan B	6.75%	12/02/17	4,899,447	4,715,718

Nice-Pak Products Inc., Term Loan	3.25-5.25%	06/18/14	563,319	542,195

Prestige Brands, Inc., Term Loan B	4.75%	03/24/16	825,080	814,082

Reynolds Group Holdings Ltd.
Term Loan B	6.50%	02/09/18	5,208,604	5,010,673

Term Loan C(d)	0%	08/09/18	14,004,660	13,488,308

Term Loan C	6.50%	08/09/18	534,529	514,821

Spectrum Brands, Inc., Term Loan B	5.00%	06/17/16	4,348,402	4,181,271

Sun Products Corp. (The)
Second Lien Term Loan	4.48%	10/26/14	1,000,000	846,665

Term Loan B	2.23%	04/25/14	1,000,000	926,430

				31,040,163

Housewares & Specialties–0.14%
Springs Window Fashions, LLC, Term Loan B	6.00%	05/31/17	1,293,488	1,249,296

Human Resource & Employment Services–0.57%
Koosharem Corp.
First Lien Term Loan	10.25%	06/30/14	730,271	514,841

Second Lien Term Loan (Acquired 07/18/07-06/30/11; Cost $358,251)	11.50%	12/31/14	358,251	179,126

Kronos Inc.
First Lien Term Loan	2.00%	06/11/14	1,262,060	1,228,148

First Lien Term Loan	6.00%	06/11/15	3,255,649	3,151,892

				5,074,007

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Floating Rate Fund

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Industrial Conglomerates–0.21%
BakerCorp International, Inc., Term Loan	5.00%	06/01/18	$1,973,327	$1,888,227

Industrial Machinery–0.34%
Husky Injection Molding Systems Ltd., Term Loan	6.50%	06/29/18	762,741	740,950

Rexnord Corp., Term Loan B	2.75-2.81%	07/19/13	1,370,563	1,318,879

Terex Corp., Term Loan	5.50%	04/28/17	986,902	972,098

				3,031,927

Insurance Brokers–0.74%
Crawford & Co., Term Loan	5.00%	10/30/13	3,255,655	3,182,403

Sedgwick Claims Management Services, Inc., Term Loan B	5.00%	12/31/16	2,998,747	2,803,828

Swett & Crawford Group, Inc.
First Lien Term Loan	2.47%	04/03/14	373,983	311,341

Second Lien Term Loan	5.72%	10/03/14	105,200	69,827

USI Holdings Corp., Term Loan B	2.73%	05/05/14	312,832	285,068

				6,652,467

Integrated Oil & Gas–0.21%
Glenn Pool Oil & Gas Trust I, Term Loan	4.50%	05/02/16	1,890,924	1,876,743

Integrated Telecommunication Services–1.01%
Integra Telecom, Inc., Term Loan B	9.25%	04/15/15	1,598,523	1,514,601

Knology, Inc., Term Loan B	4.00%	08/18/17	2,604,285	2,487,092

PAETEC Holding Corp., Term Loan B	5.00%	05/31/18	977,871	972,982

Syniverse Technologies, Term Loan B	5.25%	12/21/17	4,142,469	4,059,619

				9,034,294

Internet Software & Services–0.33%
DG Fastchannel, Inc., Term Loan B	5.75%	07/26/18	1,768,339	1,724,131

Network Solutions, LLC, Term Loan B	2.48%	03/07/14	529,043	518,462

SkillSoft PLC, Term Loan B	6.50%	05/26/17	769,455	747,653

				2,990,246

IT Consulting & Other Services–0.98%
SunGard Data Systems, Inc.
Incremental Term Loan B	3.71%	02/28/14	1,931,365	1,851,697

Term Loan B	3.84-3.89%	02/28/16	7,297,301	6,950,680

				8,802,377

Leisure Facilities–1.57%
24 Hour Fitness Worldwide Inc., Term Loan B	6.75%	04/22/16	6,215,473	5,892,268

AMF Group
First Lien Term Loan B	2.72%	06/08/13	1,296,534	1,089,089

Second Lien Term Loan	6.47%	12/08/13	66,603	52,949

Chester Downs & Marina, LLC, Term Loan B	12.38%	07/29/16	258,417	258,417

Live Nation Entertainment, Inc., Term Loan B	4.50%	11/06/16	1,866,163	1,783,734

Regal Entertainment Group, Term Loan B	3.50%	08/23/17	1,020,470	973,278

Six Flags Inc., Term Loan B	5.25%	06/30/16	4,076,832	4,008,892

				14,058,627

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Floating Rate Fund

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Leisure Products–0.20%
Golden Nugget, Inc., Second Lien Term Loan	3.48%	12/31/14	$116,593	$81,032

Panavision Inc., Second Lien Term Loan (Acquired 07/26/06; Cost $9,500)	7.96%	03/30/12	9,500	5,202

Sabre Holdings Corp., Term Loan	2.22-2.25%	09/30/14	230,055	198,183

SRAM LLC, First Lien Term Loan B	4.75-5.75%	06/07/18	1,579,450	1,520,220

				1,804,637

Marine–0.28%
Dockwise Ltd.
Term Loan B1	2.00%	01/11/15	231,557	209,173

Term Loan B2	2.00%	01/11/15	980,696	888,349

Term Loan C	2.87%	01/11/16	214,741	195,057

Term Loan C2	2.87%	01/11/16	980,696	888,349

US Shipping LLC, Term Loan	2.50-9.20%	08/07/13	417,736	306,602

				2,487,530

Metal & Glass Containers–2.17%
BWAY Holding Company
Term Loan B	4.50-5.50%	02/23/18	5,143,326	4,886,160

Term Loan C	4.50-5.50%	02/23/18	456,640	433,809

Exopack Holding Corp., Term Loan B	6.50%	05/31/17	2,831,355	2,689,788

Graham Packaging Company, L.P.
Term Loan C	6.75%	04/05/14	4,049,299	4,029,052

Term Loan D	6.00%	09/23/16	6,560,499	6,528,615

MAUSER Corp.
Term Loan B2	2.60%	06/13/15	500,000	421,668

Term Loan C2	2.85%	06/13/16	500,000	424,168

				19,413,260

Movies & Entertainment–0.66%
Alpha III, Term Loan B2	2.65%	12/31/13	5,625,931	5,310,485

Zuffa LLC, Term Loan	2.31%	06/19/15	654,901	625,431

				5,935,916

Oil & Gas Drilling–0.21%
Ram Energy Inc., Term Loan (Acquired 03/15/11; Cost $1,833,989)	11.00%	09/13/16	1,871,417	1,862,060

Oil & Gas Equipment & Services–0.23%
CCS Corp.
Delay Draw Term Loan	3.25%	11/14/14	954,633	854,401

Term Loan B	3.25%	11/14/14	220,117	197,006

Willbros Group, Inc., Term Loan B	9.50%	06/30/14	980,941	968,679

				2,020,086

Oil & Gas Refining & Marketing–0.63%
Big West Oil LLC, Term Loan B	7.00%	03/31/16	932,931	930,599

CITGO Petroleum Corp., Term Loan B	8.00%	06/24/15	850,561	854,104

Gary-Williams Energy Corp., Term Loan B	11.75%	11/13/14	669,287	662,594

Western Refining, Inc., Term Loan B	7.50%	03/15/17	3,174,960	3,146,529

				5,593,826

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Floating Rate Fund

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Oil & Gas Storage & Transportation–0.21%
Sem Group L.P., Term Loan B	5.75%	06/17/18	$1,909,336	$1,907,741

Other Diversified Financial Services–0.12%
Fifth Third Processing Solutions LLC, Term Loan B	4.50%	11/03/16	359,569	348,559

Tomkins PLC, Term Loan B	4.25%	09/29/16	722,637	698,147

				1,046,706

Packaged Foods & Meats–2.10%
DelMonte Corp., Term Loan	4.50%	03/08/18	8,032,285	7,618,623

Dole Foods Co., Inc.
Term Loan B2	5.00-6.00%	07/08/18	1,605,198	1,554,634

Term Loan C2	5.00-6.00%	07/08/18	2,981,082	2,887,177

DS Waters of America, Inc., Incremental Term Loan	2.47%	10/27/12	5,162,002	4,744,215

Farley’s & Sathers Candy Company, Inc., Term Loan B	6.50%	03/30/18	2,007,990	1,987,910

				18,792,559

Paper Packaging–0.06%
Ranpak Corp., Term Loan B	4.75%	04/20/17	571,430	559,287

Paper Products–0.08%
Xerium Technologies, Inc., Term Loan B	5.50%	05/26/17	693,518	674,879

Personal Products–0.54%
FTD Group, Inc., Term Loan B	4.75%	06/11/18	2,365,931	2,274,251

Revlon, Inc., Term Loan B	4.75%	11/19/17	1,011,251	972,065

Topps Company Inc. (The), Term Loan B	2.96%	10/12/14	1,714,644	1,628,911

				4,875,227

Pharmaceuticals–2.52%
Capsugel, Inc., Term Loan	5.25%	08/01/18	2,324,103	2,260,190

Grifols, S.A., U.S. Term Loan B	6.00%	11/23/16	3,271,033	3,212,155

Nycomed US Inc.
Term Loan A1	3.22%	12/29/13	475,572	471,016

Term Loan A2	3.22%	12/29/13	1,267,426	1,255,284

Term Loan A3	3.22%	12/29/13	23,908	23,679

Term Loan A4	3.22%	12/29/13	15,230	15,084

Term Loan A5	3.22%	12/29/13	74,021	73,311

Term Loan B2	3.97%	12/29/14	2,595,894	2,566,106

Term Loan C2	4.72%	12/29/15	2,595,105	2,578,302

Quintiles Transnational Corp., Term Loan B	5.00%	06/08/18	2,706,661	2,530,728

RPI Finance Trust, Term Loan	4.00%	05/09/18	7,786,955	7,582,547

				22,568,402

Publishing–1.78%
Endurance Business Media, Inc., First Lien Term Loan	6.50%	12/14/14	63,480	19,044

F & W Publications, Inc., Term Loan (Acquired 11/19/09; Cost $43,601)	7.75%	06/09/14	50,469	45,675

Gatehouse Media, Inc.
Delay Draw Term Loan	2.23%	08/28/14	593,562	177,178

Term Loan	2.48%	08/28/14	254,335	75,919

Term Loan B	2.23%	08/28/14	995,336	297,108

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco Floating Rate Fund

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Publishing–(continued)

Hanley Wood LLC, Term Loan	2.56%	03/08/14	$318,450	$160,817

Interactive Data Corp., Term Loan	4.50%	02/11/18	2,910,934	2,770,860

Tribune Company, Term Loan B(f)	5.25%	06/04/14	15,661,594	9,462,187

VNU N.V., Term Loan	3.46%	05/02/16	3,082,808	2,911,974

				15,920,762

Real Estate Management & Development–1.00%
CB Richard Ellis Group, Inc.
Term Loan C	3.47%	03/05/18	337,471	324,141

Term Loan D	3.71%	09/04/19	8,987,193	8,641,770

				8,965,911

Research & Consulting Services–0.51%
IMG Worldwide, Inc., Term Loan B	5.50%	06/16/16	4,873,058	4,531,944

Restaurants–0.79%
Burger King Holdings, Inc., Term Loan B	4.50%	10/19/16	7,321,906	6,978,692

Sbarro, Inc.
Delay Draw Term Loan(d)	0%	10/05/11	12,479	12,479

Delay Draw Term Loan	8.75%	10/05/11	12,479	12,479

Second Lien Term Loan	8.75%	10/05/11	5,824	5,824

Term Loan	8.75%	10/05/11	27,454	27,454

				7,036,928

Semiconductors–0.31%
Freescale Semiconductor, Inc., Term Loan	4.44%	12/01/16	2,367,459	2,164,260

Microsemi Corp., Term Loan B1	4.00%	11/02/17	605,908	582,684

				2,746,944

Specialized Consumer Services–1.81%
Jacobson Corp., Term Loan B	2.73%	06/19/14	1,375,779	1,268,008

LPL Investment Holdings Inc., Term Loan	5.25%	06/28/17	2,380,077	2,374,127

ServiceMaster Company (The)
Delay Draw Term Loan	2.72%	07/24/14	423,500	394,030

Syn LOC	0.12%	07/24/14	5,000,000	4,550,000

Term Loan B	2.69-2.76%	07/24/14	4,989,954	4,642,728

TASC Inc., Term Loan B	4.50%	12/18/15	3,161,963	3,010,442

				16,239,335

Specialized Finance–1.63%
Clarke American Corp., Term Loan B	2.72-2.75%	06/30/14	3,320,976	2,786,847

Mondrian Investment Partners Ltd., Term Loan	5.50%	07/12/18	1,528,788	1,473,369

MoneyGram International, Inc., Term Loan B	4.50%	11/17/17	1,281,960	1,233,886

MSCI Inc., Term Loan B1	3.75%	03/14/17	463,644	455,143

Nuveen Investments, LLC
First Lien Term Loan	5.75-5.81%	05/13/17	6,662,470	6,262,755

Term Loan	3.25%	11/13/14	1,248,699	1,162,332

RJO Holdings Corp., Term Loan	6.21%	12/10/15	1,666,667	1,233,333

				14,607,665

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        Invesco Floating Rate Fund

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Specialty Chemicals–2.06%
Hexion Specialty Chemicals, Inc.
Credit Linked Deposit	0.09%	05/05/13	$87,966	$81,369

Term Loan C5	4.00%	05/05/15	3,072,879	2,780,955

Term Loan C7	4.00%	05/05/15	4,159,520	3,743,568

Huntsman ICI Chemicals LLC
Term Loan B	1.77%	04/21/14	1,050,235	997,729

Term Loan C	2.47%	06/30/16	2,399,381	2,243,422

OMNOVA Solutions Inc., Term Loan	5.75%	05/31/17	4,197,860	4,103,408

PQ Corp.
First Lien Term Loan B	6.00%	05/06/17	1,588,193	1,532,607

Term Loan	3.48-3.51%	07/30/14	3,179,097	2,930,333

				18,413,391

Specialty Stores–1.21%
Academy Sports and Outdoors, Term Loan	6.00%	08/03/18	2,020,959	1,931,532

Claire’s Stores, Inc., Term Loan B	3.00%	05/29/14	503,304	440,600

Guitar Center, Inc., Term Loan	5.50%	04/10/17	2,500,000	2,164,588

Gymboree Corp., Term Loan B	5.00%	02/23/18	101,737	91,098

Mattress Firm, Term Loan B	2.50%	01/18/14	301,112	277,023

Michaels Stores, Inc.
Term Loan	2.50%	10/31/13	904,458	860,140

Term Loan B2	4.75%	07/31/16	795,210	752,666

PETCO Animal Supplies, Inc., Term Loan B	4.50%	11/24/17	4,561,928	4,311,022

				10,828,669

Systems Software–0.43%
Bentley Systems, Inc., Term Loan B	5.75%	02/11/17	679,410	655,631

Datatel, Inc., First Lien Term Loan	5.00%	02/18/17	2,353,457	2,328,452

Dealer Comp-rey, Term Loan B	3.75%	04/21/18	927,347	880,053

				3,864,136

Technology Distributors–0.04%
Windstream Corp., Term Loan B2	2.97-3.00%	12/17/15	341,435	328,631

Textiles–0.07%
Warnaco Group, Inc., Term Loan B	3.75%	06/17/18	676,244	661,029

Trucking–0.49%
Kenan Advantage Group, Inc., Term Loan B	4.50%	06/11/16	1,525,917	1,527,443

Swift Transportation Corp., Term Loan B	6.00%	12/16/16	2,974,372	2,852,913

				4,380,356

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22        Invesco Floating Rate Fund

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Wireless Telecommunication Services–4.25%
Asurion Corp.
Second Lien Term Loan	9.00%	05/24/19	$4,370,360	$4,217,397

Term Loan B	5.50%	05/24/18	8,391,028	7,892,056

Cellular South, Inc., Term Loan B	4.50%	07/27/17	2,121,484	2,073,751

FairPoint Communications, Inc., Term Loan	6.50%	01/22/16	2,930,734	2,441,668

Global Tel*Link, Term Loan	5.00%	11/10/16	1,795,930	1,715,113

MetroPCS Communications, Inc.
Term Loan B2	4.07%	11/03/16	2,931,208	2,757,168

Term Loan B3	4.00%	03/17/18	7,332,511	6,910,928

RCN Corp., Term Loan	6.50%	08/26/16	5,979,378	5,746,601

Securus Technologies, Inc., Term Loan B	5.25%	05/31/17	2,741,203	2,662,393

U.S. TelePacific, Term Loan B	5.75%	02/23/17	1,644,862	1,596,889

				38,013,964

Total Senior Secured Floating Rate Interest Loans (Cost $839,574,689)				799,019,171

Bonds & Notes–3.72%
Airlines–0.05%
Continental Airlines Inc., Sr. Sec. Gtd. Notes(g)	6.75%	09/15/15	460,000	451,950

Broadcasting–0.03%
AMC Networks Inc., Sr. Unsec. Gtd. Notes(g)	7.75%	07/15/21	289,000	299,115

Commodity Chemicals–0.42%
Lyondell Chemical Co., Sr. Sec. Gtd. Notes	11.00%	05/01/18	3,385,930	3,781,661

Communications Equipment–0.12%
Goodman Networks, Inc., Sr. Sec. Notes(g)	12.13%	07/01/18	1,050,000	1,047,375

Diversified Real Estate Activities–0.04%
Realogy Corp., Sr. Sec. Gtd. Notes(g)	7.88%	02/15/19	399,000	333,165

Health Care Facilities–0.40%
HCA, Inc., Sr. Sec. Gtd. Notes	6.50%	02/15/20	3,568,000	3,603,680

Household Products–0.44%
Reynolds Group Holdings Ltd., Sr. Sec. Notes(g)	7.88%	08/15/19	3,955,000	3,974,775

Independent Power Producers & Energy Traders–1.38%
Calpine Corp.,
Sr. Sec. Gtd. Notes(g)	7.88%	01/15/23	3,426,258	3,511,914

Sr. Sec. Notes(g)	7.25%	10/15/17	2,633,000	2,672,495

Sr. Sec. Notes(g)	7.50%	02/15/21	2,577,695	2,622,805

NRG Energy, Inc., Sr. Unsec. Gtd. Notes(g)	7.63%	05/15/19	3,628,000	3,546,370

				12,353,584

Integrated Telecommunication Services–0.07%
PAETEC Holding Corp., Sr. Sec. Gtd. Global Notes	8.88%	06/30/17	578,000	619,905

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23        Invesco Floating Rate Fund

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Metal & Glass Containers–0.26%
Berry Plastics Holding Corp.,
Sec. Gtd. Floating Rate Global Notes(h)	4.12%	09/15/14	$996,000	$866,520

Sr. Sec. Gtd. Floating Rate Global Notes(h)	5.03%	02/15/15	1,512,000	1,425,060

				2,291,580

Oil & Gas Refining & Marketing–0.32%
Western Refining, Inc., Sr. Sec. Gtd. Floating Rate Notes(g)(h)	10.75%	06/15/14	2,750,000	2,853,125

Paper Products–0.19%
Verso Paper Holdings, LLC,
Series B, Sr. Sec. Gtd. Floating Rate Global Notes(h)	4.00%	08/01/14	228,000	189,240

Sr. Sec. Gtd. Notes	11.50%	07/01/14	1,428,000	1,524,390

				1,713,630

Total Bonds & Notes (Cost $32,608,816)				33,323,545

			Shares
Common Stocks & Other Equity Interests–1.36%
Aerospace & Defense–0.21%
ACTS Aero Technical Support & Services, Inc.(i)			122,977	1,844,661

Auto Parts & Equipment–0.02%
Dayco Products, LLC(i)			856	38,948

Dayco Products, LLC(i)			3,261	148,376

				187,324

Broadcasting–0.34%
ION Media Networks, Inc.(i)			4,471	3,017,925

New Vision Television – Class A, Wts., expiring 09/30/14(i)			1,027	0

New Vision Television – Class B, Wts., expiring 09/30/14(i)			5,707	0

				3,017,925

Building Products–0.17%
Masonite Worldwide Holdings (Canada)(i)			53,093	1,513,150

Casinos & Gaming–0.02%
BLB Worldwide Holdings, Inc.(i)			18,663	185,081

Commodity Chemicals–0.35%
LyondellBasell Industries N.V. (Netherlands)–Class A(i)			89,865	3,113,822

Construction & Engineering–0.01%
United Subcontractors, Inc.(i)			4,587	36,694

Diversified Real Estate Activities–0.02%
Lake Las Vegas Resort Class A(i)			518	209,976

Lake Las Vegas Resort Class B(i)			4	1,674

Lake Las Vegas Resort Warrant C, expiring 07/15/15(i)			17	0

Lake Las Vegas Resort Warrant D, expiring 07/15/15(i)			24	0

Lake Las Vegas Resort Warrant E, expiring 07/15/15(i)			27	0

Lake Las Vegas Resort Warrant F, expiring 07/15/15(i)			30	0

Lake Las Vegas Resort Warrant G, expiring 07/15/15(i)			34	0

				211,650

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24        Invesco Floating Rate Fund

			Shares	Value

Diversified Support Services–0.00%
Bankruptcy Management Solutions, Inc.(i)			214	$1

Bankruptcy Management Solutions, Inc. – Wts., expiring 10/01/17(i)			18	0

				1

Environmental & Facilities Services–0.17%
Safety-Kleen Holdco, Inc. (Acquired 12/24/03; Cost $2,062,077)(g)(i)(j)			150,812	1,520,637

Integrated Telecommunication Services–0.03%
FairPoint Communications Inc.(i)			44,928	287,988

Leisure Products–0.00%
True Temper Sports Inc.(i)			2,971	24,481

Marine–0.00%
US Shipping LLC(i)			87,805	0

US Shipping LLC(i)			6,189	0

				0

Oil & Gas Storage & Transportation–0.02%
SemGroup Corp.(i)			6,668	152,897

Paper Products–0.00%
Xerium Technologies, Inc.(i)			1,766	25,007

Publishing–0.00%
Endurance Business Media, Inc.(i)			124	1,235

F&W Publications, Inc.(i)			288	36

F&W Publications, Inc.–Wts., expiring 12/09/17(i)			496	62

				1,333

Total Common Stocks & Other Equity Interests (Cost $17,952,279)				12,122,651

	Interest	Maturity	Principal
	Rate	Date	Amount
Asset-Backed Securities–1.00%
CLO Bank Loans–0.61%
Apidos Quattro CDO, Series 2006-QA, Class E, Jr. Sub. Floating Rate Notes(g)(h)	3.85%	01/20/19	$408,000	312,120

Ares CLO Funds (Cayman Islands), Series 2007-11A, Class D, Mezzanine Floating Rate Notes(g)(h)	3.25%	10/11/21	724,000	466,980

Atrium CDO Corp., Series 4A, Class D2, Sub. Bonds(g)	9.18%	06/18/19	205,000	186,550

Columbus Nova CLO Ltd., Series 2007-1A, Class E, Mezzanine Floating Rate Notes(g)(h)	3.89%	05/16/19	1,093,000	729,577

Flagship CLO, Series 2007-1A, Class E, Mezzanine Floating Rate Notes(g)(h)	5.06%	06/10/21	1,153,648	804,670

Halcyon Loan Investors CLO Ltd., Series 2007-2A, Class D, Mezzanine Floating Rate Notes,(g)(h)	3.85%	04/24/21	917,000	631,813

ING Investment Management CLO Ltd., Series 2006-3A, Class D, Sub. Floating Rate Notes(g)(h)	3.75%	12/13/20	1,188,000	744,876

Madison Park Funding I Ltd., Series 2007-4A, Class E, Sub. Floating Rate Notes(g)(h)	3.85%	03/22/21	730,585	484,378

Sierra CLO Ltd., Series 2006-2A, Class B2L, Sub. Floating Rate Notes(h)	3.75%	01/22/21	733,000	575,405

Silverado CLO Ltd., Series 2006-2A, Class D, Sub. Floating Rate Notes(g)(h)	4.00%	10/16/20	886,000	574,128

				5,510,497

Collateralized Mortgage Obligations–0.39%
Banc of America Large Loan Inc., Series 2010, Class HLTN, Floating Rate Pass Through Ctfs.(g)(h)	1.96%	11/15/15	3,877,030	3,464,137

Total Asset-Backed Securities (Cost $9,952,432)				8,974,634

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25        Invesco Floating Rate Fund

	Shares	Value

Money Market Funds–4.10%
Liquid Assets Portfolio–Institutional Class(k)	18,349,720	$18,349,720

Premier Portfolio–Institutional Class(k)	18,349,719	18,349,719

Total Money Market Funds (Cost $36,699,439)		36,699,439

TOTAL INVESTMENTS–99.47% (Cost $936,787,655)		890,139,440

OTHER ASSETS LESS LIABILITIES–0.53%		4,765,557

NET ASSETS–100.00%		$894,904,997

Investment Abbreviations:

CDO	– Collateralized Debt Obligation
CLO	– Collateralized Loan Obligation
Gtd.	– Guaranteed
Jr.	– Junior
LOC	– Letter of Credit
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Syn LOC	– Synthetic Letter of Credit
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Senior secured corporate loans and senior secured debt securities are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended and may be subject to contractual and legal restrictions on sale. Senior secured corporate loans and senior secured debt securities in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(c)	Senior secured floating rate interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior secured floating rate interests will have an expected average life of three to five years.
(d)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at time of funding. See Note 7.
(e)	This floating rate interest will settle after August 31, 2011, at which time the interest rate will be determined.
(f)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at August 31, 2011 was $9,464,778, which represented 1.06% of the Fund’s Net Assets.
(g)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2011 was $31,232,955, which represented 3.49% of the Trust’s Net Assets.
(h)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2011.
(i)	Non-income producing security.
(j)	Acquired as part of a bankruptcy restructuring.
(k)	The money market fund and the Fund are affiliated by having the same investment adviser.
(l)	Subsequent to period-end the security was deemed worthless for tax purposes.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26        Invesco Floating Rate Fund

Statement of Assets and Liabilities

August 31, 2011

Assets:
Investments, at value (Cost $900,088,216)	$853,440,001

Investments in affiliated money market funds, at value and cost	36,699,439

Total investments, at value (Cost $936,787,655)	890,139,440

Cash	1,166,459

Receivable for:
Investments sold	64,686,529

Fund shares sold	1,151,962

Investments matured	99,237

Dividends and interest	4,764,344

Investment for trustee deferred compensation and retirement plans	25,415

Other assets	242,472

Total assets	962,275,858

Liabilities:
Payable for:
Investments purchased	61,640,090

Fund shares reacquired	2,927,173

Dividends	2,312,509

Accrued fees to affiliates	414,744

Accrued other operating expenses	14,399

Trustee deferred compensation and retirement plans	61,946

Total liabilities	67,370,861

Net assets applicable to shares outstanding	$894,904,997

Net assets consist of:
Shares of beneficial interest	$969,825,009

Undistributed net investment income	403,190

Undistributed net realized gain (loss)	(28,674,987)

Unrealized appreciation (depreciation)	(46,648,215)

$894,904,997

Net assets:
Class A	$450,750,091

Class C	$267,796,451

Class R	$1,491,227

Class Y	$125,899,975

Institutional Class	$48,967,253

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	61,280,573

Class C	36,571,726

Class R	202,324

Class Y	17,145,131

Institutional Class	6,655,758

Class A:
Net asset value per share	$7.36

Maximum offering price per share
(Net asset value of $7.36 divided by 97.50%)	$7.55

Class C:
Net asset value and offering price per share	$7.32

Class R:
Net asset value and offering price per share	$7.37

Class Y:
Net asset value and offering price per share	$7.34

Institutional Class:
Net asset value and offering price per share	$7.36

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27        Invesco Floating Rate Fund

Statement of Operations

For the year ended August 31, 2011

Investment income:
Interest	$51,900,250

Dividends (net of foreign withholding taxes of $4,044)	263,958

Dividends from affiliated money market funds	83,704

Total investment income	52,247,912

Expenses:
Advisory fees	5,924,017

Administrative services fees	257,504

Custodian fees	23,177

Distribution fees:
Class A	1,199,459

Class C	1,943,500

Class R	7,250

Interest, facilities and maintenance fees	73,148

Transfer agent fees — A, C, R and Y	591,208

Transfer agent fees — Institutional	2,103

Trustees’ and officers’ fees and benefits	37,330

Other	186,915

Total expenses	10,245,611

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(113,566)

Net expenses	10,132,045

Net investment income	42,115,867

Realized and unrealized gain (loss) from:
Net realized gain from investment securities	3,254,086

Change in net unrealized appreciation (depreciation) of investment securities	(32,747,303)

Net realized and unrealized gain (loss)	(29,493,217)

Net increase in net assets resulting from operations	$12,622,650

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28        Invesco Floating Rate Fund

Statement of Changes in Net Assets

For the years ended August 31, 2011 and 2010

	2011	2010

Operations:
Net investment income	$42,115,867	$27,537,634

Net realized gain	3,254,086	9,257,677

Change in net unrealized appreciation (depreciation)	(32,747,303)	10,038,366

Net increase in net assets resulting from operations	12,622,650	46,833,677

Distributions to shareholders from net investment income:
Class A	(21,622,255)	(16,089,153)

Class C	(10,387,775)	(7,057,402)

Class R	(61,928)	(35,865)

Class Y	(6,645,821)	(2,187,865)

Institutional Class	(3,168,407)	(2,198,237)

Total distributions from net investment income	(41,886,186)	(27,568,522)

Share transactions–net:
Class A	106,565,026	129,615,443

Class C	86,405,542	80,508,401

Class R	456,201	634,904

Class Y	37,146,862	72,830,983

Institutional Class	12,014,497	(3,020,369)

Net increase in net assets resulting from share transactions	242,588,128	280,569,362

Net increase in net assets	213,324,592	299,834,517

Net assets:
Beginning of year	681,580,405	381,745,888

End of year (includes undistributed net investment income of $403,190 and $185,047, respectively)	$894,904,997	$681,580,405

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29        Invesco Floating Rate Fund

Statement of Cash Flows

For the year ended August 31, 2011

Cash provided by (used in) operating activities:
Net increase in net assets resulting from operations	$12,622,650

Adjustments to reconcile net increase in net assets to net cash provided by (used in) operating activities:
Purchases of investments	(1,700,690,263)

Proceeds from disposition of investments and principal payments	1,441,816,781

Increase in receivables and other assets	(2,207,156)

Amortization of premiums and accretion of discounts on investment securities	(8,236,457)

Decrease in accrued expenses and other payables	(69,427)

Change in net unrealized appreciation (depreciation) on investment securities	32,747,303

Net realized gain from investment securities	(3,254,086)

Net cash provided by (used in) operating activities	(227,270,655)

Cash provided by financing activities:
Dividends paid to shareholders	(11,455,699)

Proceeds from shares of beneficial interest sold	765,510,103

Disbursements from shares of beneficial interest reacquired	(547,553,320)

Decrease in payable for amount due custodian	(37,497)

Net cash provided by financing activities	206,463,587

Net decrease in cash and cash equivalents	(20,807,068)

Cash and cash equivalents at beginning of period	58,672,966

Cash and cash equivalents at end of period	$37,865,898

Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	28,997,142

Supplemental disclosure of cash flow information:

Cash paid during the year ended August 31, 2011 for interest, facilities and maintenance fees was $114,138.

Notes to Financial Statements

August 31, 2011

NOTE 1—Significant Accounting Policies

Invesco Floating Rate Fund (the “Fund”), is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twelve separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is total return, comprised of current income and capital appreciation.
  The Fund currently consists of five different classes of shares: Class A, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

30        Invesco Floating Rate Fund

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transaction are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from the settlement date. Facility fees received may be amortized over the life of the loan. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees

31        Invesco Floating Rate Fund

and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Fund may invest all or substantially of its assets in senior secured floating rate loans, senior secured debt securities or other securities rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.
The Fund invests in Corporate Loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a Corporate Loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the Corporate Loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.
J.	Bank Loan Risk Disclosures — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or broad of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
K.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class. Effective January 1, 2012, the Fund will eliminate the 2% redemption fee, if applicable, assessed on shares of the Fund redeemed or exchanged within 31 days of purchase.
L.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
M.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
N.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate obligations, if any.

32        Invesco Floating Rate Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.65%

Next $4.5 billion	0.60%

Next $5 billion	0.575%

Over $10 billion	0.55%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least December 31, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y and Institutional Class shares to 1.50%, 2.00%, 1.75%, 1.25% and 1.25% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on December 31, 2011. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended August 31, 2011, the Adviser waived advisory fees of $110,890.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended August 31, 2011, Invesco Ltd. reimbursed expenses of the Fund in the amount of $345.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 0.75% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended August 31, 2011, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2011, IDI advised the Fund that IDI retained $272,132 in front-end sales commissions from the sale of Class A shares and $20,203 and $69,127 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, Invesco Ltd., IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority

33        Invesco Floating Rate Fund

to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of August 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended August 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$41,792,303	$6,793,656	$236,131	$48,822,090

Corporate Debt Securities	—	832,342,716	—	832,342,716

Asset-Backed Securities	—	8,974,634	—	8,974,634

Total Investments	$41,792,303	$848,111,006	$236,131	$890,139,440

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (1) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (2) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended August 31, 2011, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $2,331.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended August 31, 2011, the Fund paid legal fees of $3,325 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 6—Borrowings

The Fund is a party to a committed line of credit facility with a syndicate administered by JPMorgan Chase Bank. The Fund may borrow up to the lesser of (1) $50,000,000, or (2) the limits set by its prospectus for borrowings. The Fund is charged a commitment fee of 0.15% on the unused balance of the committed line and an up front fee 0.07% on the aggregate commitment. Prior to October 26, 2010, the commitment fee was 0.03%.
  During the year ended August 31, 2011, the Fund had average borrowings for the 8 days the borrowings were outstanding of $8,150,000, with a weighted average interest rate of 1.73% and interest expense of $3,096.
  Also, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
  On September 20, 2011, the Board of Trustees of the Fund terminated the committed line of credit with JPMorgan Chase and approved a revolving line of credit agreement with SSB in which the Fund may borrow up to the lesser of (1) $150,000,000 or (2) the limits set by its prospectus for borrowings. The new agreement will expire on September 18, 2012.

34        Invesco Floating Rate Fund

NOTE 7—Unfunded Loan Commitments

As of August 31, 2011, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower		Principal Amount	Value

Bausch & Lomb, Inc.	Revolver Loan	$1,480,000	$1,376,400

Delta Air Lines, Inc.	Revolver Loan	1,500,000	1,406,250

General Motors Co. LLC	Revolver Loan	2,256,330	2,023,646

Key Safety Systems, Inc.	Revolver Loan	122,500	106,060

Lake Las Vegas Resort	Revolver Loan	32,231	31,909

Pinnacle Foods Group, Inc. (Aurora Foods)	Revolver Loan	1,000,000	795,000

Sbarro, Inc.	Delay Draw Term Loan	12,479	12,479

Reynolds Group Holdings Ltd.	Term Loan	14,004,660	13,488,308

		$20,408,200	$19,240,052

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2011 and 2010:

	2011	2010

Ordinary income	$41,886,186	$27,568,522

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$386,363

Net unrealized appreciation (depreciation) — investments	(49,351,815)

Temporary book/tax differences	(59,427)

Capital loss carryforward	(25,895,133)

Shares of beneficial interest	969,825,009

Total net assets	$894,904,997

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $3,834,279 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of August 31, 2011 which expires as follows:

Capital Loss
Expiration	Carryforward*

August 31, 2012	$2,745,717

August 31, 2013	5,482,284

August 31, 2014	2,498,917

August 31, 2016	1,685,685

August 31, 2017	13,482,530

Total capital loss carryforward	$25,895,133

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

35        Invesco Floating Rate Fund

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2011 was $1,635,680,776 and $1,422,310,799, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$5,103,448

Aggregate unrealized (depreciation) of investment securities	(54,455,263)

Net unrealized appreciation (depreciation) of investment securities	$(49,351,815)

Cost of investments for tax purposes is $939,491,255.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, on August 31, 2011, undistributed net investment income was decreased by $11,538, undistributed net realized gain (loss) was increased by $6,475,554 and shares of beneficial interest decreased by $6,464,016. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity

	Year ended August 31,
	2011(a)		2010
	Shares	Amount	Shares	Amount

Sold:
Class A	51,924,957	$402,865,246	38,559,170	$287,610,728

Class C	20,380,816	157,385,082	15,356,905	113,997,965

Class R	109,739	849,859	89,309	674,242

Class Y	17,975,403	139,258,574	13,290,665	99,476,271

Institutional Class	8,017,545	61,791,412	950,425	7,085,241

Issued as reinvestment of dividends:
Class A	2,102,175	16,229,673	1,644,780	12,202,545

Class C	947,654	7,276,456	669,964	4,944,909

Class R	7,276	56,294	4,552	33,848

Class Y	365,792	2,813,264	212,445	1,578,879

Institutional Class	339,446	2,621,455	294,492	2,178,827

Reacquired:(b)
Class A	(40,848,669)	(312,529,893)	(22,928,890)	(170,197,830)

Class C	(10,289,375)	(78,255,996)	(5,231,659)	(38,434,473)

Class R	(58,867)	(449,952)	(9,775)	(73,186)

Class Y	(13,724,851)	(104,924,976)	(3,826,963)	(28,224,167)

Institutional Class	(6,729,184)	(52,398,370)	(1,679,345)	(12,284,437)

Net increase in share activity	30,519,857	$242,588,128	37,396,075	$280,569,362

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 61% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Net of redemption fees of $122,957 and $51,484 allocated among the classes based on relative net assets of each class for the years ended August 31, 2011 and 2010, respectively.

36        Invesco Floating Rate Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

									Ratio of		Ratio of
			Net gains						expenses		expenses
			(losses)						to average		to average net		Ratio of net
	Net asset		on securities		Dividends				net assets		assets without		investment
	value,	Net	(both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	of period(b)	return(c)	(000s omitted)	absorbed		absorbed		net assets		turnover(d)

Class A
Year ended 08/31/11	$7.47	$0.35	$(0.11)	$0.24	$(0.35)	$7.36	3.07%	$450,750	0.99	%(e)(f)	1.00	%(e)(f)	4.53	%(e)	152%
Year ended 08/31/10	7.09	0.40	0.39 (g)	0.79	(0.41)	7.47	11.28 (g)	359,476	1.12	(f)	1.14	(f)	5.34		106
Year ended 08/31/09	7.99	0.41	(0.89)	(0.48)	(0.42)	7.09	(4.97)	218,448	1.24	(f)	1.25	(f)	6.50		52
Year ended 08/31/08	8.67	0.53	(0.68)	(0.15)	(0.53)	7.99	(1.80)	141,803	1.36	(f)	1.37	(f)	6.36		66
Year ended 08/31/07	9.06	0.60	(0.39)	0.21	(0.60)	8.67	2.28	220,449	1.29	(f)	1.30	(f)	6.65		117

Class C
Year ended 08/31/11	7.44	0.31	(0.12)	0.19	(0.31)	7.32	2.41	267,796	1.49	(e)(f)	1.50	(e)(f)	4.03	(e)	152
Year ended 08/31/10	7.06	0.36	0.39 (g)	0.75	(0.37)	7.44	10.75 (g)	189,966	1.62	(f)	1.64	(f)	4.84		106
Year ended 08/31/09	7.97	0.38	(0.90)	(0.52)	(0.39)	7.06	(5.61)	103,975	1.74	(f)	1.75	(f)	6.00		52
Year ended 08/31/08	8.65	0.48	(0.68)	(0.20)	(0.48)	7.97	(2.31)	68,452	1.86	(f)	1.87	(f)	5.86		66
Year ended 08/31/07	9.04	0.56	(0.39)	0.17	(0.56)	8.65	1.76	81,479	1.79	(f)	1.80	(f)	6.15		117

Class R
Year ended 08/31/11	7.49	0.33	(0.12)	0.21	(0.33)	7.37	2.68	1,491	1.24	(e)(f)	1.25	(e)(f)	4.28	(e)	152
Year ended 08/31/10	7.10	0.39	0.39 (g)	0.78	(0.39)	7.49	11.15 (g)	1,080	1.37	(f)	1.39	(f)	5.09		106
Year ended 08/31/09	8.00	0.40	(0.89)	(0.49)	(0.41)	7.10	(5.19)	427	1.49	(f)	1.50	(f)	6.25		52
Year ended 08/31/08	8.66	0.51	(0.66)	(0.15)	(0.51)	8.00	(1.81)	330	1.61	(f)	1.62	(f)	6.11		66
Year ended 08/31/07	9.06	0.58	(0.40)	0.18	(0.58)	8.66	1.91	278	1.54	(f)	1.55	(f)	6.40		117

Class Y
Year ended 08/31/11	7.46	0.37	(0.12)	0.25	(0.37)	7.34	3.19	125,900	0.74	(e)(f)	0.75	(e)(f)	4.78	(e)	152
Year ended 08/31/10	7.07	0.42	0.39 (g)	0.81	(0.42)	7.46	11.72 (g)	93,479	0.87	(f)	0.89	(f)	5.59		106
Year ended 08/31/09(h)	7.29	0.41	(0.24)	0.17	(0.39)	7.07	3.48	20,176	1.00	(f)(i)	1.00	(f)(i)	6.74	(i)	52

Institutional Class
Year ended 08/31/11	7.47	0.38	(0.12)	0.26	(0.37)	7.36	3.40	48,967	0.68	(e)(f)	0.69	(e)(f)	4.84	(e)	152
Year ended 08/31/10	7.09	0.42	0.39 (g)	0.81	(0.43)	7.47	11.65 (g)	37,580	0.79	(f)	0.81	(f)	5.67		106
Year ended 08/31/09	7.99	0.44	(0.89)	(0.45)	(0.45)	7.09	(4.62)	38,720	0.88	(f)	0.89	(f)	6.86		52
Year ended 08/31/08	8.67	0.56	(0.68)	(0.12)	(0.56)	7.99	(1.46)	50,786	1.01	(f)	1.02	(f)	6.71		66
Year ended 08/31/07	9.06	0.63	(0.39)	0.24	(0.63)	8.67	2.62	48,138	0.95	(f)	0.96	(f)	6.99		117

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s) of $479,784, $259,133, $1,450, $139,534 and $65,769 for Class A, Class C, Class R, Class Y and Institutional Class shares, respectively.
(f)	Ratio includes line of credit expense of 0.01%, 0.02%, 0.02%, 0.06% and 0.02% for the years ended August 31, 2011, August 31, 2010, August 31, 2009, August 31, 2008, and August 31, 2007, respectively.
(g)	Includes the impact of the valuation policy on Corporate Loans effective January 1, 2010. Had the policy change not occurred, Net gains on securities (both realized and unrealized) per share would have been $0.33, $0.33, $0.33, $0.33 and $0.33 for Class A, Class C, Class R, Class Y and Institutional Class shares, respectively, and total returns would have been lower.
(h)	Commencement date of October 3, 2008.
(i)	Annualized.

37        Invesco Floating Rate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)
and Shareholders of Invesco Floating Rate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Floating Rate Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, its cash flows for the year then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 26, 2011
Houston, Texas

38        Invesco Floating Rate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2011 through August 31, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/11)	(08/31/11)[1]	Period[2]	(08/31/11)	Period[2]	Ratio
A	$1,000.00	$958.50	$4.74	$1,020.37	$4.89	0.96%

C	1,000.00	955.80	7.25	1,017.80	7.48	1.47

R	1,000.00	956.20	6.02	1,019.06	6.21	1.22

Y	1,000.00	958.40	3.55	1,021.58	3.67	0.72

Institutional	1,000.00	960.00	3.26	1,021.88	3.36	0.66

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2011 through August 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

39        Invesco Floating Rate Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Floating Rate Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 14-15, 2011, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 80% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2011. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided. The Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies and limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees also considered information provided in connection with fund acquisitions approved by the Trustees to rationalize the Invesco Funds product range following the acquisition of the retail mutual fund business of Morgan Stanley (the Morgan Stanley Transaction). The Trustees recognized that the advisory fees for the Invesco Funds include advisory fees that are the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees inherited from Morgan Stanley and Van Kampen funds acquired in the Morgan Stanley Transaction. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. One Trustee may have weighed a particular piece of information differently than another Trustee.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 15, 2011, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Board met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ performance and investment process oversight, independent credit analysis and investment risk management.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and the advisory services are provided in accordance with the terms of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate and satisfactory and in accordance with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Senior Secured Management, Inc. currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the S&P/LSTA Leveraged Loan Index. The Board noted that performance of Class A shares of the Fund was in

40        Invesco Floating Rate Fund

the first quintile of the performance universe for the one year period, the fifth quintile for the three year period and the fourth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the Fund’s performance was above the performance of the Index for the one, three and five year periods. Invesco Advisers advised the Board that underperformance in 2008 was due to the purchase of larger more liquid loans and second tier loans. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was below the median contractual advisory fee rate of funds in the expense group. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year and including only one fund per investment adviser. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds in a manner substantially similar to the management of the Fund.
  The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients solely for investment management services. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to other client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended. Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fees charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts were often more comparable. The Board concluded that the aggregate services provided to the Invesco Funds were sufficiently different from those provided to institutional clients, and the Board did not place significant weight on these fee comparisons.
  The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least December 31, 2011 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers provides services to sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described above other than day-to-day that Invesco Advisers provides services to sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described above other than day-to-day portfolio management. The Board also noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  Based upon the information and considerations described above, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board concluded that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts. The Board concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

41        Invesco Floating Rate Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2011:

Federal and State Income Tax

Qualified Dividend Income*	0.63%
Corporate Dividends Received Deduction*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

42        Invesco Floating Rate Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	143	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	143	None

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	161	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	143	ACE Limited (insurance company); and Investment Company Institute

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and continues to serve as counsel to the Invesco Van Kampen closed-end funds.

T-1        Invesco Floating Rate Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	161	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Bob R. Baker — 1936 Trustee	1983	Retired	143	None
		Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	143	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	143	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	161	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	161	Board of Nature’s Sunshine Products, Inc.
		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	143	Administaff
		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	143	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired	143	None
		Formerly: Chief Executive Officer, YWCA of the U.S.A.

Larry Soll — 1942 Trustee	1997	Retired	143	None
		Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)

T-2        Invesco Floating Rate Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	161	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	143	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A
		Formerly: Director and Secretary, Van Kampen Advisors, Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services, Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)	N/A	N/A
		Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

T-3        Invesco Floating Rate Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A
		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management) and Van Kampen Funds Inc.	N/A	N/A
		Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Investor Services Inc., Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.). Formerly: Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4        Invesco Floating Rate Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-09913 and 333-36074.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

FLR-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2011

Invesco Select Real Estate Income Fund
Effective September 1, 2011, Invesco Select Real Estate Income Fund was renamed
Invesco Global Real Estate Income Fund.
Nasdaq:
A: ASRAX • B: SARBX • C: ASRCX • Y: ASRYX • Institutional: ASRIX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
13	Financial Statements
15	Notes to Financial Statements
22	Financial Highlights
24	Auditor’s Report
25	Fund Expenses
26	Approval of Investment Advisory and Sub-Advisory Agreements
28	Tax Information
T-1	Trustees and Officers

Letter to shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance. I encourage you to read this report to learn more about your Fund’s short- and long-term performance and its holdings as of the close of the reporting period. This report also includes useful information about your Fund’s management team and a discussion of how your Fund was managed during the reporting period.
     Data indicated that economic growth in the U.S. and most of Europe was anemic during the reporting period. In the U.S., unemployment remained high, and the housing market remained weak. Concerns about European sovereign debt persisted. Nonetheless, equity markets rose in late 2010 and early 2011 as investors anticipated better news ahead. But contentious negotiations to raise the U.S. government’s debt ceiling heightened investor unease, and following the first-ever downgrade of U.S. creditworthiness in August, global stock markets declined as many investors sought safer havens.
Where you can get current information about your Fund
In light of economic uncertainty and market volatility, I suggest you check the timely market updates and commentary from many of our fund managers and other investment professionals at invesco.com/us. On our website, you also can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
As we’ve seen over the last several years, market conditions can change – often suddenly and dramatically. That’s one reason financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it can cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals - financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
     Invesco’s investment professionals apply these same principles to the funds they manage.
     Invesco offers a broad array of traditional mutual funds, as well as other investment products, including single-country, sector, regional and global investments spanning equity, fixed income and alternative asset classes. Across our product line, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management – that allows our fund managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be, and that it’s managed with a long-term focus.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser will be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
      All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2	Invesco Select Real Estate Income Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the world’s economies are gradually recovering from the financial crisis, it has not been a smooth path. Unrest in the Middle East, persistently weak job and housing markets in the U.S. and continued government balance sheet repair in Europe are contributing to a slow, labored march toward global recovery.
      In this environment, investors face risks that could make it more difficult to achieve their long-term financial goals - a secure retirement, home ownership, a child’s college education. Although the markets are complex and dynamic, there are ways to simplify the process and potentially increase your odds of achieving your goals. The best approach is to create a solid financial plan that helps you save and invest in ways that anticipate your needs over the long term.
     Your financial adviser can help you define your financial plan, develop an appropriate investment strategy and put you in a better position to achieve your financial goals over the long term. This can take some of the guesswork out of the process and help you make thoughtful investments. Your financial adviser also can help you better understand your tolerance for risk, so that your investment approach lets you sleep at night while getting you closer to your goals. Lastly, your financial adviser can develop an asset allocation strategy that seeks to balance your investment approach, providing some protection against a decline in the markets while allowing you to participate in rising markets. Invesco calls this type of approach “intentional investing.” It means thinking carefully, planning thoughtfully and acting deliberately.
      While no investment can guarantee favorable returns, your Board remains committed to managing costs and enhancing the performance of Invesco’s funds as part of our Investor First orientation. We continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Thanks to the approval of our fund shareholders, Invesco has made great progress in realigning our U.S. mutual fund product line following our acguisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. When completed, the realignment will reduce overlap in the product lineup, enhance efficiency across our product line and build a solid foundation for further growth to meet client and shareholder needs. I would like to thank those of you who voted your proxy, and I hope our shareholders haven’t been too inconvenienced by the process.
     As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of your Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Select Real Estate Income Fund

Management’s Discussion of Fund Performance

Performance summary
U.S. equity real estate investment trusts (REITs) delivered another year of double- digit performance for the 12 months ended August 31, 2011. However, they generally underperformed the stock market following strong prior fiscal-year relative performance. As a result, the Fund underperformed its broad market benchmark, the S&P 500 Index. The Fund also underperformed its style-specific benchmark, the Custom Select Real Estate Income Index, primarily because our positioning was underweight U.S. equity REITs which outperformed during the fiscal year.
      Effective September 1, 2011, after the close of the 12 months covered by this report, Invesco Select Real Estate Income Fund became Invesco Global Real Estate Income Fund. In addition to the name change, the Fund’s prospectus was updated to permit the Fund to invest a greater percentage of its assets in non-U.S. securities. Also, the Fund’s benchmarks changed to reflect its expanded global strategy and it added a redemption fee for short term purchases.
      Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 8/31/10 to 8/31/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	11.98%

Class B Shares	11.15

Class C Shares	11.15

Class Y Shares	12.28

Institution Class Shares	12.52

S&P 500 Index▼ (Broad Market Index)	18.48

Custom Select Real Estate Income Index■ (Style-Specific Index)	14.97

Lipper Real Estate Funds Index▼ (Peer Group Index)	14.00

▼Lipper Inc.; ■Invesco, Lipper Inc., Bloomberg L.P.

How we invest
Your Fund holds primarily real estate-oriented securities. We focus on public securities whose value is driven by tangible assets. Our goal is to create a fund that will provide attractive current income. We use a fundamentals-driven investment process, including property market cycle analysis, property evaluation and management and structure review to identify securities with:
■	Attractive relative yields.

■	Favorable property market outlook.
■	Reasonable valuations relative to peer investment alternatives.
     We attempt to manage risk by allocating assets between property related common stocks and fixed income securities, as well as diversifying by property types and geographic location and also limiting the size of any one holding.
     We will consider selling a holding when:
■	Relative yields and/or valuation fall below desired levels.

■	Risk/return relationships change significantly.

■	Company fundamentals change (property type, geography or management changes).

■	A more attractive investment opportunity is identified.

Market conditions and your Fund
Equity markets were highly volatile during the fiscal year as investors weighed the competing issues of improved corporate profits, soft macroeconomic data and debt issues in Europe. In the U.S., corporate earnings increased, but often were overshadowed by concerns about high unemployment and a lack of consumer confidence. After generally rising through July, major equity indexes sold off precipitously in August as the U.S. received the first-ever downgrade to its credit rating from Standard & Poor’s. Also, the sovereign debt crisis unfolded in the eurozone, prompting fears of a “double-dip” recession.
      Uncertainty created by the U.S. credit downgrade, combined with low consumer confidence and weak employment, added to concerns that the economic recovery was slowing. Even with the abrupt stock market sell-off in August, major equity indexes produced positive returns for the fiscal year, and all 10 sectors of the S&P 500 Index posted gains.1 The energy sector produced the highest returns, followed by consumer discretionary and health care. Financials produced the lowest returns, only slightly positive. U.S. REITs, as measured by the FTSE NAREIT All Equity REITs Index, underperformed six of the 10 sectors following strong outperformance during the prior fiscal year.
      On an absolute basis, most property REIT sectors contributed positively to the Fund’s fiscal-year performance, with the exception of specialty property REITs.

Portfolio Composition
By property type

Diversified	15.7%

Mortgage-Backed Securities	14.6

Office	12.5

Healthcare	9.8

Lodging-Resorts	9.4

Industrial/Office - Mixed	6.8

Shopping Centers	5.3

Self Storage Facilities	4.5

Freestanding	3.5

Regional Malls	3.1

Other Properties, Each Less Than 2% of Portfolio	9.4

Money Market Funds Plus Other Assets Less Liabilities	5.4

Top 10 Equity Holdings*

1.	Liberty Property Trust	3.6%

2.	Hospitality Property Trust	3.3

3.	Senior Housing Property Trust	3.3

4.	National Retail Properties, Inc.	2.8

5.	Kilroy Realty Corp.	2.0

6.	Digital Realty Trust, Inc.	1.6

7.	CBL & Associates Properties, Inc., Series D	1.6

8.	SL Green Realty Corp., Series C	1.5

9.	Vornado Realty Trust, Series I	1.5

10.	Health Care REIT, Inc., Series I	1.4

Total Net Assets	$293.3 million

Total Number of Holdings*	140

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	Invesco Select Real Estate Income Fund

The Fund’s holdings in the regional malls, apartments and diversified REIT sectors, in particular, enhanced performance during the reporting period. Only a small portion of the Fund, manufactured homes and timber REITs, and cash holdings, lagged other REIT sectors. Underperformance versus the FTSE NAREIT All Equity REITs Index was primarily the result of an underweight allocation to apartment REITs, overweight exposure to commercial mortgage backed securities (CMBS) and security selection in the office REIT sector. CMBS is a mortgage-backed fixed income security that is secured by the loan on a commercial property.
      Top individual contributors to Fund performance during the fiscal year included Essex Property Trust and Simon Property Group. Essex Property Trust is a fully integrated REIT focused on West Coast multifamily residential properties. We sold our holdings in the stock prior to the fiscal year close as a result of more favorable yield alternatives. Simon Property Group is one of the largest real estate companies with interests in approximately 392 retail real estate properties in North America, Europe and Asia. We sold the stock following its strong performance as we believed it offered less favorable relative value compared with other investment alternatives.
      Digital Realty Trust and Corporate Office Properties Trust were top equity detractors from Fund performance during the fiscal year. In the diversified/specialty sector, Digital Realty Trust, an integrated technology-related REIT, underperformed due to increasing investor concerns about the potential for increased construction in the data center market. Nevertheless, demand trends remained robust as data storage remains a priority for many companies. We not only continue to hold the stock at the close of the reporting period, but we added to our position following its share price weakness. Corporate Office Properties Trust is a specialty REIT that provides specialized tenant office space for the U.S. government and defense information technology sectors. We sold this holding during the first quarter of 2011 because it offered less attractive relative value within the office REIT sector.
      In terms of positioning changes during the fiscal year, we decreased our exposure to U.S. common stocks (equity REITs) and increased our exposure to international common stocks given favorable relative value and higher yields. We also increased the Fund’s exposure to CMBS, as we believe certain fixed income investments offer attractive yields and total return potential with lower volatility than equities. Additionally, fixed income securities with higher positioning within the capital structure, such as REIT corporate debt and preferred stocks, may provide an additional level of protection from potential fundamental or property value decline. Among common stocks, we favored certain international companies which may offer relatively more stable economic growth profiles than domestic companies, while also providing a high level of income.
      The Fund has the flexibility to invest across equities and fixed income securities on a global basis, in an effort to take advantage of market dislocations driven by capital market influences rather than underlying commercial real estate fundamentals. We remain committed to owning quality real estate companies that we believe may benefit from relatively better sector trends. We continue to manage risk by holding a portfolio that is diversified by property type and geographic location. We also continue to favor lower-leveraged companies with above-average levels of dividend coverage in the portfolio.
      We thank you for your continued investment in Invesco Select Real Estate Income Fund.
1 Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Joe Rodriquez, Jr.
Portfolio manager, is lead manager of Invesco Select Real Estate Income Fund. He is also head of real estate securities for Invesco Real Estate, overseeing all phases of the unit, including securities research and administration. Mr. Rodriguez joined Invesco in in 1990. He earned a B.B.A. in economics and finance as well as an M.B.A. in finance from Baylor University.
Mark Blackburn
Chartered Financial Analyst, portfolio manager, is manager of Invesco Select Real Estate Income Fund. He joined Invesco in 1998. Mr. Blackburn earned a B.S. in accounting from Louisiana State University and an M.B.A. from Southern Methodist University. He is a Certified Public Accountant.
Paul Curbo
Chartered Financial Analyst, portfolio manager, is manager of Invesco Select Real Estate Income Fund. He joined Invesco in 1998. Mr. Curbo earned a B.B.A. in finance from the University of Texas at Dallas.
Darin Turner
Portfolio manager, is manager of Invesco Select Real Estate Income Fund. He joined Invesco in 2005. Mr. Turner earned a B.B.A. in finance from Baylor University, an M.S. in real estate from the University of Texas at Arlington and an M.B.A. specializing in investments from Southern Methodist University.
Assisted by the Real Estate Team

5	Invesco Select Real Estate Income Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Fund and index data from 5/31/02

Past performance cannot guarantee comparable future results.
      The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not.
Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
      This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

continued from page 8

■	The Wells Fargo Hybrid and Preferred Securities REIT Index measures the performance of U.S. preferred shares.
■	After the close of the reporting period, the Fund elected to use, effective September 1, 2011, the MSCI World Index as its broad market benchmark, the Custom Global Real Estate Income Index as its style-specific benchmark and the Lipper Global Real Estate Funds Category Average as its peer group because those indexes reflect the Fund’s new investment style more appropriately than the S&P 500 Index, the Custom Select Real Estate Income Index and the Lipper Real Estate Funds Index, respectively.
■	The MSCI World Index is an unmanaged index considered representative of stocks of developed countries.
■	The Custom Global Real Estate Income Index, created by Invesco to serve as a benchmark for Invesco Global Real Estate Income Fund, is composed of the following indexes: the FTSE EPRA/NAREIT Developed Real Estate Index (50%) and the Wells
Fargo Hybrid and Preferred Securities REIT Index (50%).
■	The Lipper Global Real Estate Funds Category Average represents an average of all funds in the Lipper Global Real Estate Funds category.
■	The FTSE EPRA/NAREIT Developed Real Estate Index is an unmanaged index considered representative of global real estate companies and REITs.
■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Property type classifications used in this report are generally according to the FTSE National Association of Real Estate Investment Trusts (NAREIT) Equity REITs Index, which is exclusively owned by NAREIT.

6	Invesco Select Real Estate Income Fund

Average Annual Total Returns
As of 8/31/11, including maximum applicable sales charges

Class A Shares

Inception (5/31/02)	9.19%

5 Years	0.70

1 Year	5.84

Class B Shares

Inception	8.84%

5 Years	0.87

1 Year	6.15

Class C Shares

Inception	8.84%

5 Years	1.04

1 Year	10.15

Class Y Shares

Inception	9.91%

5 Years	1.94

1 Year	12.28

Institutional Class Shares

Inception	10.07%

5 Years	2.25

1 Year	12.52
On March 12, 2007, the Fund reorganized from a closed-end Fund to an open-end Fund. Performance shown prior to that date is that of the closed-end Fund’s common shares and includes the fees applicable to common shares. The closed-end Fund’s common shares performance reflects any applicable fee waivers or expense reimbursements.
      Class B shares incepted on March 9, 2007. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class B shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Class C shares incepted on March 9, 2007. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class C shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Average Annual Total Returns
As of 6/30/11, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (5/31/02)	9.64%

5 Years	2.99

1 Year	15.71

Class B Shares

Inception	9.28%

5 Years	3.12

1 Year	16.35

Class C Shares

Inception	9.28%

5 Years	3.29

1 Year	20.35

Class Y Shares

Inception	10.36%

5 Years	4.23

1 Year	22.61

Institutional Class Shares

Inception	10.51%

5 Years	4.52

1 Year	22.71
      Institutional Class shares incepted on March 9, 2007. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
      The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions (reinvested at net asset value, except for periods prior to March 12, 2007 where reinvestments were made at the lower of the closed-end Fund’s net asset value or market price), changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
      The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Institutional
Class shares was 1.40%, 2.15%, 2.15%, 1.15% and 0.95%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Class Y and Institutional class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     Fund performance was positively impacted by a temporary 2% fee on redemptions that was in effect from March 12, 2007, to March 12, 2008. Without income from this temporary fee, returns would have been lower.
     Effective September 1, 2011, a redemption fee of 2% was imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.
     Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower.

7	Invesco Select Real Estate Income Fund

Invesco Select Real Estate Income Fund’s investment objective is current income and, secondarily, capital appreciation.
■	Unless otherwise stated, information presented in this report is as of August 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	On March 12, 2007, Invesco Select Real Estate Income Fund was reorganized from a closed-end Fund to an open-end Fund. Information presented for Class A shares prior to the reorganization included financial data for the closed-end Fund’s common shares.

■	Class B shares may not be purchased or acquired by exchange from share classes other than Class B shares. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing
in the Fund
■	Active trading risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■	Limited number of holdings risk. The Fund may invest a large percentage of its assets in a limited number of securities or other instruments, which could negatively affect the value of the Fund.

■	Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

■	Mortgage- and asset-backed securities risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value.

■	Non-diversification risk. The Fund is non-diversified and can invest a greater portion of its assets in a single issuer. A change in the value of the issuer could affect the value of the Fund more than if it was a diversified fund.

■	REIT risk/real estate risk. Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Real estate companies, including real estate investment trusts (REITs) or similar structures, tend to be small and mid-cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate-related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate-related company defaults, the Fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

■	Short sales risk. Short sales may cause the Fund to repurchase a security at a higher price, thereby causing a loss. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The Custom Select Real Estate Income Index, created by Invesco to serve as a benchmark for Invesco Select Real Estate Income Fund, is composed of the following indexes: the FTSE NAREIT All Equity REIT Index (50%) and the Wells Fargo Hybrid and Preferred Securities REIT Index (50%).

■	The Lipper Real Estate Funds Index is an unmanaged index considered representative of real estate funds tracked by Lipper.

■	The FTSE NAREIT All Equity REITs Index is an unmanaged index considered representative of U.S. REITs.
continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	ASRAX
Class B Shares	SARBX
Class C Shares	ASRCX
Class Y Shares	ASRYX
Institutional Class Shares	ASRIX

8      Invesco Select Real Estate Income Fund

Schedule of Investments(a)

August 31, 2011

	Shares	Value

Real Estate Investment Trusts, Common Stocks & Other Equity Interests–43.36%
Apartments–0.73%
Advance Residence Investment (Japan)	296	$618,567

Canadian Apartment Properties REIT (Canada)	71,800	1,514,319

		2,132,886

Diversified–9.20%
British Land Co. PLC (United Kingdom)	227,669	1,992,623

Challenger Diversified Property Group (Australia)	3,324,438	1,823,427

Charter Hall Group (Australia)	308,878	647,420

Cohen & Steers Quality Income Realty Fund, Inc.	201,773	1,797,797

Cominar REIT (Canada)	73,600	1,653,764

Dexus Property Group (Australia)	671,099	619,815

Digital Realty Trust, Inc.	78,900	4,714,275

Dundee REIT (Canada)	54,900	1,788,694

Fountainhead Property Trust (South Africa)	1,541,965	1,488,213

Frasers Centrepoint Trust (Singapore)	508,000	602,452

Goodman Property Trust (New Zealand)	746,453	637,913

Kiwi Income Property Trust (New Zealand)	2,293,202	2,009,917

Land Securities Group PLC (United Kingdom)	248,750	2,974,873

Mirvac Group (Australia)	1,184,498	1,533,270

Neuberger Berman Real Estate Securities Income Fund Inc.	12,092	47,763

Stockland (Australia)	190,845	613,053

United Urban Investment Corp. (Japan)	478	576,590

Washington REIT	47,300	1,463,462

		26,985,321

Freestanding–2.76%
National Retail Properties Inc.	296,600	8,085,316

Healthcare–6.42%
Chartwell Seniors Housing REIT (Canada)	170,700	1,255,275

Healthcare Realty Trust, Inc.	125,800	2,200,242

LTC Properties, Inc.	76,150	2,055,289

Omega Healthcare Investors, Inc.	116,000	2,105,400

Senior Housing Properties Trust	408,750	9,724,162

Ventas, Inc.	27,700	1,481,396

		18,821,764

Industrial–1.40%
Ascendas REIT (Singapore)	907,000	1,599,935

Segro PLC (United Kingdom)	600,656	2,523,218

		4,123,153

Industrial/Office: Mixed–4.36%
Liberty Property Trust	313,400	10,636,796

PS Business Parks, Inc.	39,300	2,148,531

		12,785,327

Lodging-Resorts–4.04%
DiamondRock Hospitality Co.	189,800	1,469,052

Hospitality Properties Trust	417,600	9,805,248

RLJ Lodging Trust	43,849	581,438

		11,855,738

Office–6.39%
Alstria Office REIT AG (Germany)	65,928	885,805

AMP NZ Office Ltd. (New Zealand)	2,851,322	2,091,918

Befimmo S.C.A. Sicafi (Belgium)	8,429	693,318

CapitaCommercial Trust (Singapore)	547,000	541,667

Commonwealth Property Office Fund (Australia)	792,263	816,051

Government Properties Income Trust	154,550	3,619,561

Intervest Offices (Belgium)	43,310	1,316,301

Investa Office Fund (Australia)	2,143,551	1,409,904

Japan Prime Realty Investment Corp. (Japan)	223	622,026

Mack-Cali Realty Corp.	93,400	2,909,410

Orix JREIT Inc. (Japan)	99	478,305

Piedmont Office Realty Trust Inc.–Class A	177,600	3,356,640

		18,740,906

Regional Malls–1.52%
CFS Retail Property Trust (Australia)	900,183	1,739,358

Deutsche Euroshop AG (Germany)	24,361	959,885

Fortune REIT (Singapore)	1,365,000	662,706

Mercialys (France)	3,971	164,856

Starhill Global REIT (Singapore)	1,826,000	940,143

		4,466,948

Self Storage Facilities–1.07%
Public Storage	25,500	3,155,115

Shopping Centers–4.46%
Artis REIT (Canada)	125,800	1,753,825

Bunnings Warehouse Property Trust (Australia)	612,443	1,141,471

Charter Hall Retail REIT (Australia)	819,593	2,911,739

Eurocommercial Properties N.V. (Netherlands)(b)	12,827	579,699

Federal Realty Investment Trust	16,200	1,466,910

Inland Real Estate Corp.	368,350	2,987,319

Weingarten Realty Investors	91,500	2,229,855

		13,070,818

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Select Real Estate Income Fund

	Shares	Value

Timber REIT’S–1.01%
Weyerhaeuser Co.	164,000	$2,956,920

Total Real Estate Investment Trusts, Common Stocks & Other Equity Interests (Cost $118,357,414)		127,180,212

Preferred Stocks–28.50%
Diversified–6.46%
DuPont Fabros Technology, Inc.,
Series A, 7.88% Pfd.	80,000	2,008,000

Series B, 7.63% Pfd.	80,000	1,984,800

Entertainment Properties Trust, Series E, 9.00% Pfd.	85,000	2,337,500

Vornado Realty Trust, Series E, 7.00% Pfd.	145,963	3,736,653

Series H, 6.75% Pfd.	91,800	2,295,000

Series I, 6.63% Pfd.	180,900	4,526,118

Series J, 6.88% Pfd.	80,000	2,060,000

		18,948,071

Freestanding–0.78%
National Retail Properties Inc., Series C, 7.38% Pfd.	90,450	2,289,290

Healthcare–1.39%
Health Care REIT, Inc., Series I, 6.50% Pfd.	82,500	4,077,975

Industrial–0.02%
ProLogis, Inc., Series Q, 8.54% Pfd.	950	54,803

Industrial/Office: Mixed–2.48%
PS Business Parks, Inc.,
Series M, 7.20% Pfd.	123,100	3,116,892

Series O, 7.38% Pfd.	117,985	3,002,718

Series R, 6.88% Pfd.	45,000	1,147,500

		7,267,110

Lodging-Resorts–5.38%
Eagle Hospitality Properties Trust Inc., Series A, 8.25% Pfd.	195,800	1,010,817

Hersha Hospitality Trust, Series A, 8.00% Pfd.	7,520	179,051

Hospitality Properties Trust, Series A, 7.00% Pfd.	98,800	2,387,996

LaSalle Hotel Properties, Series D, 7.50% Pfd.	62,833	1,532,497

Series G, 7.25% Pfd.	116,950	2,827,851

Series H, 7.50% Pfd.	103,900	2,496,717

Pebblebrook Hotel Trust, Series A, 7.88% Pfd.	126,000	3,114,569

Sunstone Hotel Investors, Inc., Series A, 8.00% Pfd.	60,000	1,425,000

Series D, 8.00% Pfd.	36,000	810,000

		15,784,498

Manufactured Homes–0.04%
Equity Lifestyle Properties, Inc., Series A, 8.03% Pfd.	4,400	112,200

Office–5.47%
BioMed Realty Trust, Inc., Series A, 7.38% Pfd.	79,600	2,017,860

Brandywine Realty Trust, Series D, 7.38% Pfd.	10,355	257,115

Corporate Office Properties Trust, Series J, 7.63% Pfd.	22,000	551,760

Kilroy Realty Corp., Series E, 7.80% Pfd.	58,195	1,462,440

Series F, 7.50% Pfd.	232,500	5,752,050

SL Green Realty Corp., Series C, 7.63% Pfd.	181,100	4,527,500

Series D, 7.88% Pfd.	57,400	1,457,960

		16,026,685

Regional Malls–1.60%
CBL & Associates Properties, Inc., Series D, 7.38% Pfd.	199,500	4,690,245

Residential Developers–1.03%
Essex Property Trust, Inc., Series H, 7.13% Pfd.	120,000	3,031,500

Self Storage Facilities–3.41%
Public Storage,
Series H, 6.95% Pfd.	34,500	880,440

Series L, 6.75% Pfd.	62,400	1,596,816

Series M, 6.63% Pfd.	87,300	2,230,515

Series O, 6.88% Pfd.	23,100	647,493

Series Q, 6.50% Pfd.	100,000	2,648,000

Series R, 6.35% Pfd.	80,000	2,008,000

		10,011,264

Shopping Centers–0.44%
Kimco Realty Corp., Series H, 6.90% Pfd.	50,000	1,294,000

Total Preferred Stocks (Cost $82,173,337)		83,587,641

	Principal
	Amount
Mortgage-Backed Securities–14.57%
Banc of America Large Loan, Inc., Series 2006-BIX1, Class E, Floating Rate Pass Through Ctfs., 0.45%, 10/15/19(c)(d)	$1,900,000	1,815,294

Bear Stearns Commercial Mortgage Securities, Series 2005-PWR7, Class AJ, Variable Rate Pass Through Ctfs., 5.17%, 02/11/41(c)	2,000,000	1,812,624

Series 2005-PWR8, Class AJ, Pass Through Ctfs., 4.75%, 06/11/41	1,200,000	1,068,198

Series 2005-T18, Class A2, Variable Rate Pass Through Ctfs., 4.56%, 02/13/42(c)	51,435	51,413

Series 2005-T18, Class AJ, Variable Rate Pass Through Ctfs., 5.01%, 02/13/42(c)	350,000	315,890

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Select Real Estate Income Fund

	Principal
	Amount		Value

Citigroup Commercial Mortgage Trust, Series 2006-T22, Class AJ, Variable Rate Pass Through Ctfs., 6.25%, 04/12/38(c)		$2,900,000	$2,647,487

Series 2005-EMG, Class D, Variable Rate Pass Through Ctfs., 5.03%, 09/20/51(c)(d)		500,000	489,246

Series 2006-C5, Class AMP3, Variable Pass Through Ctfs., 5.68%, 10/15/49(c)(d)		3,302,279	3,162,645

Commercial Mortgage Pass Through Ctfs., Series 2005-C6, Class AJ, Variable Rate Pass Through Ctfs., 5.21%, 06/10/44(c)		2,000,000	1,760,113

Credit Suisse First Boston Mortgage Securities Corp., Series 2003-C3, Class G, Variable Rate Pass Through Ctfs., 4.62%, 05/15/38(c)(d)		25,000	22,762

DLJ Commercial Mortgage Corp., Series 1998-CG1, Class B4, Variable Rate Pass Through Ctfs., 7.45%, 06/10/31(c)(d)		340,000	360,565

GMAC Commercial Mortgage Securities Inc., Series 1998-C2, Class F, Pass Through Ctfs., 6.50%, 05/15/35(d)		183,428	190,470

Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class AJ, Variable Rate Pass Through Ctfs., 4.86%, 08/10/42(c)		400,000	368,329

GS Mortgage Securities Corp II, Series 2003-C1, Class J, Variable Pass Through Ctfs., 5.31%, 01/10/40(c)(d)		900,000	840,240

JPMorgan Chase Commercial Mortgage Securities Corp., Series 2002-CIB5, Class S2, Variable Pass Through Ctfs., 8.65%, 10/12/37(c)(d)		1,905,183	1,972,040

LB-UBS Commercial Mortgage Trust, Series 2002-C7, Class B, Pass Through Ctfs., 5.08%, 01/15/36		96,000	97,667

Series 2005-C1, Class A2, Pass Through Ctfs., 4.31%, 02/15/30		68,624	68,725

Series 2005-C3, Class AJ, Pass Through Ctfs., 4.84%, 07/15/40		4,250,000	3,643,064

Series 2006-C4, Class AJ, Variable Rate Pass Through Ctfs., 6.09%, 06/15/38(c)		5,260,000	4,202,990

Merrill Lynch Floating Trust, Series 2006-1, Class B, Floating Rate Pass Through Ctfs., 0.38%, 06/15/22(c)(d)		1,950,000	1,867,777

Series 2006-1, Class D, Floating Rate Pass Through Ctfs., 0.41%, 06/15/22(c)(d)		5,925,000	5,550,877

Merrill Lynch Mortgage Trust, Series 2004-MKB1, Class B, Variable Rate Pass Through Ctfs., 5.28%, 02/12/42(c)		25,000	25,823

Series 2005-CIP1, Class AJ, Variable Rate Pass Through Ctfs., 5.14%, 07/12/38		2,850,000	2,412,927

Morgan Stanley Capital I, Series 2005-HQ7, Class AJ, Variable Rate Pass Through Ctfs., 5.37%, 11/14/42(c)		5,060,000	4,544,750

Series 2006-IQ11, Class B, Variable Rate Pass Through Ctfs., 5.90%, 10/15/42(c)		270,000	227,452

Wachovia Bank Commercial Mortgage Trust, Series 2003-C5, Class B, Pass Through Ctfs., 4.11%, 06/15/35		180,000	179,682

Series 2004-C15, Class 175B, Variable Rate Pass Through Ctfs., 6.04%, 10/15/41(c)(d)		2,700,000	2,658,382

Series 2004-C15, Class 175C,, Variable Rate Pass Through Ctfs., 6.04%, 10/15/41(c)(d)		396,000	384,677

Total Mortgage-Backed Securities (Cost $43,600,955)			42,742,109

U.S. Dollar Denominated Bonds & Notes–4.26%
Health Care Facilities–0.57%
Brookdale Senior Living, Inc., Sr. Unsec. Conv. Notes, 2.75%, 06/15/18		2,000,000	1,667,500

Healthcare–2.00%
Omega Healthcare Investors, Inc., Sr. Unsec. Gtd. Global Notes, 7.00%, 01/15/16		2,000,000	2,042,500

Sr. Unsec. Gtd. Global Notes., 6.75%, 10/15/22		1,450,000	1,392,000

Senior Housing Properties Trust, Sr. Unsec. Notes, 8.63%, 01/15/12		1,509,000	1,541,066

Sr. Unsec. Notes, 4.30%, 01/15/16		900,000	897,188

			5,872,754

Office–0.63%
BR Properties SA (Brazil), Sr. Unsec. Gtd. Notes, 9.00%(d)(e)		1,850,000	1,840,712

Shopping Centers–0.37%
Developers Diversified Realty Corp., Sr. Unsec. Medium-Term Notes, 7.50%, 07/15/18		1,000,000	1,090,000

Specialty Properties–0.69%
Host Hotels & Resorts L.P., Sr. Unsec. Gtd. Conv. Putable Notes, 2.63%, 04/15/12(d)		2,000,000	2,010,000

Total U.S. Dollar Denominated Bonds & Notes (Cost $12,314,976)			12,480,966

Non-U.S. Dollar Denominated Bonds & Notes–3.96%(f)
Australia–2.32%
Mirvac Group Finance Ltd., Sr. Unsec. Gtd. Medium-Term Notes, 8.00%, 09/16/16	AUD	2,000,000	2,208,723

Stockland Trust Management Ltd., Sr. Unsec. Gtd. Medium-Term Notes, 7.50%, 07/01/16	AUD	2,250,000	2,509,656

Westfield Retail Trust-DIP, Sr. Unsec. Gtd. Medium-Term Notes, 7.00%, 10/18/16	AUD	1,900,000	2,088,403

			6,806,782

Canada–0.70%
Primaris REIT, Unsec. Sub. Conv., 5.40%, 11/30/18	CAD	2,000,000	2,042,692

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Select Real Estate Income Fund

	Principal
	Amount		Value

Ireland–0.94%
Titan Europe PLC/ Ireland, Series 2005-CT1X, Class C, Floating Rate Pass Through Ctfs., 1.43%, 07/28/14	GBP	1,764,639	$2,750,805

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $11,321,176)			11,600,279

	Shares
Money Market Funds–3.20%
Liquid Assets Portfolio–Institutional Class(g)		4,697,036	4,697,036

Premier Portfolio–Institutional Class(g)		4,697,035	4,697,035

Total Money Market Funds (Cost $9,394,071)			9,394,071

TOTAL INVESTMENTS–97.85% (Cost $277,161,929)			286,985,278

OTHER ASSETS LESS LIABILITIES–2.15%			6,313,708

NET ASSETS–100.00%			$293,298,986

Investment Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
Conv.	– Convertible
Ctfs.	– Certificates
DIP	– Debtor-in-possession
GBP	– British Pound
Gtd.	– Guaranteed
Pfd.	– Preferred
REIT	– Real Estate Investment Trust
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Property type classifications used in this report are generally according to FSTE National Association of Real Estate Investment Trusts (“NAREIT”) Equity REITs Index, which is exclusively owned by NAREIT.
(b)	Non-income producing security.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2011.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2011 was $23,165,687, which represented 7.90% of the Trust’s Net Assets.
(e)	Perpetual bond with no specified maturity date.
(f)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(g)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Select Real Estate Income Fund

Statement of Assets and Liabilities

August 31, 2011

Assets:
Investments, at value (Cost $267,767,858)	$277,591,207

Investments in affiliated money market funds, at value and cost	9,394,071

Total investments, at value (Cost $277,161,929)	286,985,278

Foreign currencies, at value (Cost $482,068)	475,323

Receivable for:
Investments sold	14,740,792

Fund shares sold	1,469,519

Dividends and interest	808,301

Investment for trustee deferred compensation and retirement plans	26,529

Other assets	21,491

Total assets	304,527,233

Liabilities:
Payable for:
Investments purchased	10,198,187

Fund shares reacquired	700,990

Accrued fees to affiliates	200,353

Accrued other operating expenses	46,662

Trustee deferred compensation and retirement plans	82,055

Total liabilities	11,228,247

Net assets applicable to shares outstanding	$293,298,986

Net assets consist of:
Shares of beneficial interest	$287,548,936

Undistributed net investment income	1,690,425

Undistributed net realized gain (loss)	(5,778,978)

Unrealized appreciation	9,838,603

$293,298,986

Net assets:
Class A	$203,099,991

Class B	$1,772,189

Class C	$26,510,619

Class Y	$26,138,895

Institutional Class	$35,777,292

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	24,221,359

Class B	211,894

Class C	3,169,728

Class Y	3,125,512

Institutional Class	4,271,279

Class A:
Net asset value per share	$8.39

Maximum offering price per share (Net asset value of $8.39 ÷ 94.50%)	$8.88

Class B:
Net asset value and offering price per share	$8.36

Class C:
Net asset value and offering price per share	$8.36

Class Y:
Net asset value and offering price per share	$8.36

Institutional Class:
Net asset value and offering price per share	$8.38

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Select Real Estate Income Fund

Statement of Operations

For the year ended August 31, 2011

Investment income:
Dividends (net of foreign withholding taxes of $252,311)	$11,209,776

Dividends from affiliated money market funds	8,111

Interest	2,329,909

Total investment income	13,547,796

Expenses:
Advisory fees	1,980,726

Administrative services fees	100,786

Custodian fees	26,831

Distribution fees:
Class A	440,989

Class B	18,905

Class C	223,357

Transfer agent fees — A, B, C and Y	402,295

Transfer agent fees — Institutional	36,386

Trustees’ and officers’ fees and benefits	20,172

Other	164,432

Total expenses	3,414,879

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(12,279)

Net expenses	3,402,600

Net investment income	10,145,196

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	31,930,148

Foreign currencies	(109,583)

31,820,565

Change in net unrealized appreciation (depreciation) of:
Investment securities	(14,171,846)

Foreign currencies	15,254

(14,156,592)

Net realized and unrealized gain	17,663,973

Net increase in net assets resulting from operations	$27,809,169

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Select Real Estate Income Fund

Statement of Changes in Net Assets

For the years ended August 31, 2011 and 2010

	2011	2010

Operations:
Net investment income	$10,145,196	$7,657,804

Net realized gain	31,820,565	12,627,123

Change in net unrealized appreciation (depreciation)	(14,156,592)	16,465,933

Net increase in net assets resulting from operations	27,809,169	36,750,860

Distributions to shareholders from net investment income:
Class A	(6,385,644)	(4,685,749)

Class B	(55,232)	(30,709)

Class C	(635,236)	(317,879)

Class Y	(1,010,913)	(484,837)

Institutional Class	(1,576,407)	(1,558,748)

Total distributions from net investment income	(9,663,432)	(7,077,922)

Share transactions–net:
Class A	43,730,695	32,864,761

Class B	(38,388)	832,365

Class C	8,493,706	10,729,487

Class Y	2,300,978	17,204,765

Institutional Class	(5,027,618)	(2,073,276)

Net increase in net assets resulting from share transactions	49,459,373	59,558,102

Net increase in net assets	67,605,110	89,231,040

Net assets:
Beginning of year	225,693,876	136,462,836

End of year (includes undistributed net investment income of $1,690,425 and $1,135,981, respectively)	$293,298,986	$225,693,876

Notes to Financial Statements

August 31, 2011

NOTE 1—Significant Accounting Policies

Invesco Select Real Estate Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twelve separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest.
  The Fund’s investment objectives are high current income and secondarily, capital appreciation.
  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean

15        Invesco Select Real Estate Income Fund

between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices will be used to value debt obligations and Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital in the Statement of Changes in Net Assets. These recharacterizations are reflected in the accompanying financial statements.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees

16        Invesco Select Real Estate Income Fund

and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.
Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.75%

Next $250 million	0.74%

Next $500 million	0.73%

Next $1.5 billion	0.72%

Next $2.5 billion	0.71%

Next $2.5 billion	0.70%

Next $2.5 billion	0.69%

Over $10 billion	0.68%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least December 31, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Institutional Class shares to 2.00%, 2.75%, 2.75%, 1.75% and 1.75% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on December 31, 2011. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

17        Invesco Select Real Estate Income Fund

  The Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended August 31, 2011, the Adviser waived advisory fees of $11,161.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended August 31, 2011, Invesco Ltd. reimbursed expenses of the Fund in the amount of $283.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended August 31, 2011, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2011, IDI advised the Fund that IDI retained $52,643 in front-end sales commissions from the sale of Class A shares and $38, $1,392 and $1,892 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of August 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended August 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$193,942,973	$26,218,951	$—	$220,161,924

Corporate Debt Securities	—	21,330,440	—	21,330,440

Mortgage-Backed Securities	—	45,492,914	—	45,492,914

	$193,942,973	$93,042,305	$—	$286,985,278

18        Invesco Select Real Estate Income Fund

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (1) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (2) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended August 31, 2011, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $835.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended August 31, 2011, the Fund paid legal fees of $2,173 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2011 and 2010:

	2011	2010

Ordinary income	$9,663,432	$7,077,922

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$3,310,443

Net unrealized appreciation — investments	6,935,628

Net unrealized appreciation — other investments	15,254

Temporary book/tax differences	(79,428)

Post-October deferrals	(109,546)

Capital loss carryforward	(4,322,301)

Shares of beneficial interest	287,548,936

Total net assets	$293,298,986

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and passive foreign investments.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

19        Invesco Select Real Estate Income Fund

  The Fund utilized $30,344,253 capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of August 31, 2011 which expires as follows:

Capital Loss
Expiration	Carryforward*

August 31, 2018	$4,322,301

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2011 was $300,757,524 and $259,499,895, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$14,359,606

Aggregate unrealized (depreciation) of investment securities	(7,423,978)

Net unrealized appreciation of investment securities	$6,935,628

Cost of investments for tax purposes is $280,049,650.

NOTE 9—Reclassification of Permanent Differences (Pending)

Primarily as a result of differing book/tax treatment of foreign currency transactions and passive foreign investment companies, on August 31, 2011, undistributed net investment income was increased by $72,680 and undistributed net realized gain (loss) was decreased by $72,680. This reclassification had no effect on the net assets of the Fund.

20        Invesco Select Real Estate Income Fund

NOTE 10—Share Information

	Summary of Share Activity

	Year ended August 31,
	2011(a)		2010
	Shares	Amount	Shares	Amount

Sold:
Class A	10,732,994	$89,560,522	9,908,927	$71,310,905

Class B	66,731	550,871	154,695	1,133,322

Class C	1,559,082	12,992,304	1,665,745	11,927,859

Class Y	1,599,691	13,212,606	3,080,777	22,003,408

Institutional Class	1,162,860	9,576,471	1,674,481	12,079,829

Issued as reinvestment of dividends:
Class A	611,409	5,004,588	480,564	3,507,569

Class B	6,066	49,475	3,704	27,078

Class C	65,429	535,195	35,013	257,127

Class Y	99,207	808,386	48,005	356,587

Institutional Class	180,704	1,471,367	215,117	1,558,340

Automatic conversion of Class B shares to Class A shares:
Class A	33,301	280,701	8,015	59,246

Class B	(33,373)	(280,701)	(8,029)	(59,246)

Reacquired:
Class A	(6,149,335)	(51,115,116)	(5,752,142)	(42,012,959)

Class B	(43,772)	(358,033)	(37,046)	(268,789)

Class C	(608,844)	(5,033,793)	(197,317)	(1,455,499)

Class Y	(1,418,430)	(11,720,014)	(700,975)	(5,155,230)

Institutional Class	(1,930,006)	(16,075,456)	(2,134,077)	(15,711,445)

Net increase in share activity	5,933,714	$49,459,373	8,445,457	$59,558,102

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 47% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

21        Invesco Select Real Estate Income Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated. Information presented prior to March 12, 2007 includes financial data for the common shares of the Closed-End Fund.

	Class A*
									Eight months ended		Year ended
	Year ended August 31,								August 31,		December 31,
	2011		2010		2009		2008		2007		2006

Net asset value, beginning of period	$7.77		$6.62		$8.38		$16.27		$17.35		$17.49

Net investment income	0.32	(a)	0.28	(a)	0.27	(a)	0.42	(a)	0.44	(a)	0.86

Net gains (losses) on securities (both realized and unrealized)	0.61		1.14		(1.75)		(1.54)		(1.54)		3.88

Less distributions paid to preferred shareholders of Closed-End Fund from net investment income(b)	N/A		N/A		N/A		N/A		N/A		(0.20)

Total from investment operations	0.93		1.42		(1.48)		(1.12)		(1.10)		4.54

Less distributions from:
Dividends from net investment income	(0.31)		(0.27)		(0.28)		(0.65)		(0.38)		(0.89)

Distributions from net realized gains	—		—		—		(6.18)		(0.09)		(3.84)

Total distributions	(0.31)		(0.27)		(0.28)		(6.83)		(0.47)		(4.73)

Increase from common shares of Closed-End Fund repurchased	N/A		N/A		N/A		N/A		—		0.05

Redemption fees added to shares of beneficial interest	—		—		—		0.06		0.49		N/A

Net asset value, end of period	$8.39		$7.77		$6.62		$8.38		$16.27		$17.35

Market value, end of period	N/A		N/A		N/A		N/A		N/A		$16.67

Total return at net asset value	12.11	%(c)	21.85	%(c)	(17.12	)%(c)	(7.47	)%(c)(d)	(3.59	)%(c)(d)	29.15	%(e)

Total return at market value	N/A		N/A		N/A		N/A		N/A		44.88	%(e)

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$203,100		$147,568		$94,979		$111,529		$224,000		$678,394

Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.30	%(f)	1.37%		1.73%		1.32%		1.08	%(g)	0.96	%(h)

Without fee waivers and/or expense reimbursements	1.30	%(f)	1.38%		1.74%		1.33%		1.23	%(g)	1.33	%(h)

Ratio of net investment income to average net assets	3.83	%(f)	3.93%		4.83%		3.91%		3.82	%(g)	4.59	%(h)

Ratio of distributions to preferred shareholders of Closed-End Fund to average net applicable to common shares of Closed-End Fund	N/A		N/A		N/A		N/A		N/A		1.30	%(g)

Portfolio turnover rate(i)	101%		77%		59%		73%		24%		23%

*	Prior to March 12, 2007, the Fund operated as a Closed-End Fund. On such date, holders of common shares of Closed-End Fund received Class A shares of the Fund equal to the number of Closed-End Fund common shares they owed prior to the Reorganization.

(a)	Calculated using average shares outstanding.
(b)	Based on average number of common shares outstanding of Closed-End Fund.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Includes the impact of the temporary 2% redemption fee which was effective March 12, 2007 through March 11, 2008.
(e)	Total return at net asset value includes adjustments in accordance with accounting principles generally accepted in the United States of America and measures the changes in common shares’ value of closed-end over the period indicated, taking into account dividends as reinvested. Total return at market value is computed based upon the New York Stock Exchange market price of the Fund’s common shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.
(f)	Ratios are based on average daily net assets (000’s omitted) of $176,396.
(g)	Annualized.
(h)	Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on investments made with assets applicable to preferred shares of Closed-End Fund.
(i)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

22        Invesco Select Real Estate Income Fund

NOTE 11—Financial Highlights—(continued)

												Ratio of		Ratio of
			Net gains									expenses		expenses
			(losses)									to average		to average net		Ratio of net
	Net asset		on securities			Dividends	Distributions					net assets		assets without		investment
	value,	Net	(both		Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and		investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)		operations	income	gains	distributions	of period	return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class B
Year ended 08/31/11	$7.75	$0.26	$0.59		$0.85	$(0.24)	$—	$(0.24)	$8.36	11.15%	$1,772	2.05	%(d)	2.05	%(d)	3.08	%(d)	101%
Year ended 08/31/10	6.60	0.23	1.14		1.37	(0.22)	—	(0.22)	7.75	21.02	1,676	2.12		2.13		3.18		77
Year ended 08/31/09	8.37	0.23	(1.77)		(1.54)	(0.23)	—	(0.23)	6.60	(17.91)	680	2.48		2.49		4.08		59
Year ended 08/31/08	16.23	0.28	(1.40	)(e)	(1.12)	(0.56)	(6.18)	(6.74)	8.37	(8.01)	1,126	2.07		2.08		3.16		73
Year ended 08/31/07(f)	17.34	0.22	(1.09	)(e)	(0.87)	(0.24)	—	(0.24)	16.23	(5.10)	162	2.04	(g)	2.04	(g)	2.86	(g)	24

Class C
Year ended 08/31/11	7.75	0.26	0.59		0.85	(0.24)	—	(0.24)	8.36	11.15	26,511	2.05	(d)	2.05	(d)	3.08	(d)	101
Year ended 08/31/10	6.60	0.23	1.14		1.37	(0.22)	—	(0.22)	7.75	21.02	16,692	2.12		2.13		3.18		77
Year ended 08/31/09	8.38	0.23	(1.78)		(1.55)	(0.23)	—	(0.23)	6.60	(18.00)	4,296	2.48		2.49		4.08		59
Year ended 08/31/08	16.23	0.29	(1.40	)(e)	(1.11)	(0.56)	(6.18)	(6.74)	8.38	(7.90)	1,932	2.07		2.08		3.16		73
Year ended 08/31/07(f)	17.34	0.22	(1.09	)(e)	(0.87)	(0.24)	—	(0.24)	16.23	(5.10)	356	2.04	(g)	2.04	(g)	2.86	(g)	24

Class Y
Year ended 08/31/11	7.75	0.34	0.60		0.94	(0.33)	—	(0.33)	8.36	12.28	26,139	1.05	(d)	1.05	(d)	4.08	(d)	101
Year ended 08/31/10	6.60	0.31	1.13		1.44	(0.29)	—	(0.29)	7.75	22.21	22,047	1.12		1.13		4.18		77
Year ended 08/31/09(f)	7.15	0.26	(0.63)		(0.37)	(0.18)	—	(0.18)	6.60	(4.23)	2,755	1.53	(g)	1.53	(g)	5.03	(g)	59

Institutional Class
Year ended 08/31/11	7.76	0.35	0.61		0.96	(0.34)	—	(0.34)	8.38	12.52	35,777	0.96	(d)	0.96	(d)	4.17	(d)	101
Year ended 08/31/10	6.62	0.32	1.13		1.45	(0.31)	—	(0.31)	7.76	22.27	37,711	0.92		0.93		4.38		77
Year ended 08/31/09	8.39	0.31	(1.77)		(1.46)	(0.31)	—	(0.31)	6.62	(16.75)	33,753	1.11		1.12		5.45		59
Year ended 08/31/08	16.27	0.37	(1.37	)(e)	(1.00)	(0.70)	(6.18)	(6.88)	8.39	(6.91)	12,696	0.88		0.89		4.35		73
Year ended 08/31/07(f)	17.34	0.32	(1.09	)(e)	(0.77)	(0.30)	—	(0.30)	16.27	(4.53)	10	0.89	(g)	0.89	(g)	4.01	(g)	24

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $1,890, $22,336, $25,588 and $38,078 for Class B, Class C, Class Y and Institutional Class shares, respectively.
(e)	Includes the impact of the temporary 2% redemption fee which was effective March 12, 2007 through March 11, 2008. Redemption fees added to shares of beneficial interest for Class B, Class C and Institutional Class shares were $0.05, $0.05 and $0.04 per share and $0.47, $0.47 and $0.48 per share for the year ended August 31, 2008 and the eight months ended August 31, 2007, respectively.
(f)	Commencement date of March 9, 2007 for Class B, Class C and Institutional Class shares and October 3, 2008 for Class Y shares.
(g)	Annualized.

NOTE 12—Subsequent Event

Effective September 1, 2011, the Fund changed its name to Invesco Global Real Estate Income Fund.

23        Invesco Select Real Estate Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)
and Shareholders of Invesco Select Real Estate Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Select Real Estate Income Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 26, 2011
Houston, Texas

24        Invesco Select Real Estate Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2011 through August 31, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/11)	(08/31/11)[1]	Period[2]	(08/31/11)	Period[2]	Ratio
A	$1,000.00	$1,003.60	$6.46	$1,018.75	$6.51	1.28%

B	1,000.00	999.70	10.23	1,014.97	10.31	2.03

C	1,000.00	999.70	10.23	1,014.97	10.31	2.03

Y	1,000.00	1,004.90	5.21	1,020.01	5.24	1.03

Institutional	1,000.00	1,006.40	4.80	1,020.42	4.84	0.95

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2011 through August 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

25        Invesco Select Real Estate Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Select Real Estate Income Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 14-15, 2011, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 80% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2011. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided. The Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies and limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees also considered information provided in connection with fund acquisitions approved by the Trustees to rationalize the Invesco Funds product range following the acquisition of the retail mutual fund business of Morgan Stanley (the Morgan Stanley Transaction). The Trustees recognized that the advisory fees for the Invesco Funds include advisory fees that are the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees inherited from Morgan Stanley and Van Kampen funds acquired in the Morgan Stanley Transaction. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. One Trustee may have weighed a particular piece of information differently than another Trustee.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 15, 2011, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Board met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ performance and investment process oversight, independent credit analysis and investment risk management.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and the advisory services are provided in accordance with the terms of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate and satisfactory and in accordance with the terms of the Fund’s sub-advisory contracts.

26        Invesco Select Real Estate Income Fund

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Real Estate Funds Index. The Board noted that performance of Class A shares of the Fund was in the fifth quintile of the Lipper performance universe for the one year period and the first quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one year period and above the performance of the Index for the three and five year periods. Invesco Advisers advised the Board that short and intermediate term performance had been challenged due to the quality bias of the Fund. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was below the median contractual advisory fee rate of funds in the expense group. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year and including only one fund per investment adviser. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not advise other mutual funds or client accounts with investment strategies comparable to those of the Fund.
  The Board also noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least December 31, 2011 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers provides services to sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described above other than day-to-day portfolio management. The Board also noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  Based upon the information and considerations described above, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board concluded that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts. The Board concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

27        Invesco Select Real Estate Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2011:

Federal and State Income Tax

Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

28        Invesco Select Real Estate Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	143	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	143	None

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	161	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	143	ACE Limited (insurance company); and Investment Company Institute

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and continues to serve as counsel to the Invesco Van Kampen closed-end funds.

T-1        Invesco Select Real Estate Income Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	161	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Bob R. Baker — 1936 Trustee	1983	Retired	143	None
		Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	143	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	143	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	161	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	161	Board of Nature’s Sunshine Products, Inc.
		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	143	Administaff
		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	143	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired	143	None
		Formerly: Chief Executive Officer, YWCA of the U.S.A.

Larry Soll — 1942 Trustee	1997	Retired	143	None
		Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)

T-2        Invesco Select Real Estate Income Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	161	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	143	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A
		Formerly: Director and Secretary, Van Kampen Advisors, Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services, Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)	N/A	N/A
		Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

T-3        Invesco Select Real Estate Income Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A
		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management) and Van Kampen Funds Inc.	N/A	N/A
		Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Investor Services Inc., Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.). Formerly: Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4        Invesco Select Real Estate Income Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-09913 and 333-36074.
           A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

GREI-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2011

Invesco Structured Core Fund
Nasdaq:
A: SCAUX • B: SBCUX • C: SCCUX • R: SCRUX • Y: SCAYX
Investor: SCNUX • Institutional: SCIUX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
12	Financial Statements
14	Notes to Financial Statements
22	Financial Highlights
23	Auditor’s Report
24	Fund Expenses
25	Approval of Investment Advisory and Sub-Advisory Agreements
27	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance. I encourage you to read this report to learn more about your Fund’s short- and long-term performance and its holdings as of the close of the reporting period. This report also includes useful information about your Fund’s management team and a discussion of how your Fund was managed during the reporting period.
     Data indicated that economic growth in the U.S. and most of Europe was anemic during the reporting period. In the U.S., unemployment remained high, and the housing market remained weak. Concerns about European sovereign debt persisted. Nonetheless, equity markets rose in late 2010 and early 2011 as investors anticipated better news ahead. But contentious negotiations to raise the U.S. government’s debt ceiling heightened investor unease, and following the first-ever downgrade of U.S. creditworthiness in August, global stock markets declined as many investors sought safer havens.
Where you can get current information about your Fund
In light of economic uncertainty and market volatility, I suggest you check the timely market updates and commentary from many of our fund managers and other investment professionals at invesco.com/us. On our website, you also can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
As we’ve seen over the last several years, market conditions can change – often suddenly and dramatically. That’s one reason financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it can cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
     Invesco’s investment professionals apply these same principles to the funds they manage.
     Invesco offers a broad array of traditional mutual funds, as well as other investment products, including single-country, sector, regional and global investments spanning equity, fixed income and alternative asset classes. Across our product line, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management – that allows our fund managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be, and that it’s managed with a long-term focus.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser will be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2	Invesco Structured Core Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the world’s economies are gradually recovering from the financial crisis, it has not been a smooth path. Unrest in the Middle East, persistently weak job and housing markets in the U.S. and continued government balance sheet repair in Europe are contributing to a slow, labored march toward global recovery.
     In this environment, investors face risks that could make it more difficult to achieve their long-term financial goals – a secure retirement, home ownership, a child’s college education. Although the markets are complex and dynamic, there are ways to simplify the process and potentially increase your odds of achieving your goals. The best approach is to create a solid financial plan that helps you save and invest in ways that anticipate your needs over the long term.
     Your financial adviser can help you define your financial plan, develop an appropriate investment strategy and put you in a better position to achieve your financial goals over the long term. This can take some of the guesswork out of the process and help you make thoughtful investments. Your financial adviser also can help you better understand your tolerance for risk, so that your investment approach lets you sleep at night while getting you closer to your goals. Lastly, your financial adviser can develop an asset allocation strategy that seeks to balance your investment approach, providing some protection against a decline in the markets while allowing you to participate in rising markets. Invesco calls this type of approach “intentional investing.” It means thinking carefully, planning thoughtfully and acting deliberately.
     While no investment can guarantee favorable returns, your Board remains committed to managing costs and enhancing the performance of Invesco’s funds as part of our Investor First orientation. We continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Thanks to the approval of our fund shareholders, Invesco has made great progress in realigning our U.S. mutual fund product line following our acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. When completed, the realignment will reduce overlap in the product lineup, enhance efficiency across our product line and build a solid foundation for further growth to meet client and shareholder needs. I would like to thank those of you who voted your proxy, and I hope our shareholders haven’t been too inconvenienced by the process.
     As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of your Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Structured Core Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended August 31, 2011, Invesco Structured Core Fund at net asset value (NAV) trailed the S&P 500 Index but outperformed the Lipper Large-Cap Core Funds Index. The Fund seeks to provide long term growth of capital by investing, typically, at least 80% of its assets in a diversified portfolio of securities of large-cap companies. Stock selection in the information technology (IT) and health care sectors contributed to the Fund’s positive performance. The consumer discretionary, consumer staples, industrials, materials and telecommunication services sectors detracted from overall performance.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 8/31/10 to 8/31/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	18.00%

Class B Shares	17.15

Class C Shares	16.99

Class R Shares	17.68

Class Y Shares	18.24

Investor Class Shares	17.76

Institutional Class Shares	18.24

S&P500 Index ▼ (Broad Market/Style-Specific Index)	18.48

Lipper Large-Cap Core Funds Index ▼ (Peer Group Index)	16.94

▼	Lipper Inc.

How we invest
We manage your Fund to provide exposure to large-cap core equity stocks. The portfolio strives to outperform the S&P 500 Index while minimizing the amount of additional risk relative to the benchmark. The Fund can be used as a long-term allocation to large-cap stocks that complements other style-specific strategies within a diversified asset allocation strategy.
     Our investment process integrates the following key steps:
■	Universe development

■	Stock rankings

■	Risk assessment

■	Portfolio construction

■	Trading
     While the companies included in the S&P 500 Index are used as a general guide

Portfolio Composition
By sector

Information Technology	17.7%

Health Care	17.4

Energy	13.5

Financials	12.9

Consumer Discretionary	9.9

Industrials	7.4

Telecommunication Services	7.4

Consumer Staples	6.7

Materials	5.8

Money Market Funds
Plus Other Assets Less Liabilities	1.3

Total Net Assets	$354.3 million

Total Number of Holdings*	81
for developing the Fund’s investable universe, non-benchmark stocks may also be considered. Each stock in the universe is evaluated on four concepts: company earnings momentum, price trend, management action and relative valuation. The scores from these four concepts are combined to arrive at an overall alpha score (excess return forecast) for each stock. Each alpha score is relative to the other securities in the same industry. Stocks also are evaluated on a number of other factors to develop a stock-specific risk forecast and transaction cost forecast.
     We then incorporate the alpha forecast, risk forecast and transaction cost forecast using an optimizer (a software tool) to build a portfolio that we believe is an optimal balance of the stocks’ potential risk and

Top 10 Equity Holdings*

1.	Apple Inc.	5.1%

2.	Exxon Mobil Corp.	4.8

3.	AT&T Inc.	3.3

4.	General Electric Co.	3.1

5.	Pfizer Inc.	3.0

6.	Verizon Communications Inc.	2.8

7.	Microsoft Corp.	2.7

8.	Philip Morris International Inc.	2.7

9.	UnitedHealth Group Inc.	2.4

10.	Amgen Inc.	2.3
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
* Excluding money market fund holdings.

return. This portfolio is constructed according to certain constraints to increase the probability that the Fund’s relative performance and volatility remain within the Fund’s strategy guidelines. We continually monitor the portfolio and the overall investment process is repeated on a monthly basis to determine which companies should be bought or sold in the portfolio.
     In terms of risk management, we seek to minimize any style biases in the portfolio. Active managers typically add value in one of, or a combination of, four areas: beta bias (relative volatility), style bias, stock selection and sector/industry over- and underweight. We attempt to add value through our stock selection decisions. Consequently, our risk management process seeks to neutralize the Fund’s exposure relative to the benchmark with regard to beta, style and sector/industry exposures.

Market conditions and your Fund
The fiscal year covered by this report began with the U.S. equity markets posting very strong results across most capitalization ranges. These gains were the result of continuing improvement in the overall U.S. economy. Third quarter 2010 gross domestic product was strong when initially reported and subsequently revised upward. But companies found themselves much too early in the recovery cycle to start testing pricing power. Also, improvement in retail sales over the previous year offered encouraging signs that the American consumer is willing to spend. The strong performance of equity markets continued during the beginning of 2011.
     The market stumbled in May and June as ongoing concerns over slower economic growth and Greek sovereign-debt fears clouded the recovery picture. The expiration of the U.S. Federal Reserve’s bond buying program and congressional haggling over raising the debt ceiling also weighed heavily on the market. The uncertainty continued in July over concerns about job creation. The country’s ability to pay its debts became a growing issue throughout the month, as the battle between Congress and the White House over raising the debt ceiling grew to a fever pitch. With the threat of a downgrade from the major ratings agencies, the stakes were of the highest order.
     Even though an agreement to raise the debt limit was reached at the eleventh hour, the fiscal year ended on a sour note. The fateful and unprecedented decision by Standard & Poor’s to downgrade U.S.

4	Invesco Structured Core Fund

government debt helped to precipitate a wave of selling and an increase in stock market volatility. The downgrade also caused most investors to lower their expectations for future economic growth. As a result, the U.S. dollar and oil fell, while gold and, ironically, U.S. Treasuries rallied.
     All sectors in the broad market index, aside from the financials sector, posted positive returns for the reporting period. All investment styles posted positive returns, with small—cap stocks generally outperforming both mid-cap and large-cap stocks and growth stocks generally outpacing value stocks for the reporting period.
     Regarding the results of Invesco Structured Core Fund, it is important to understand our investment process to better evaluate the drivers of our relative performance versus the benchmark. We generally evaluate performance based on the effect of our stock selection and risk management.
     Our stock selection model, based on the four concepts (company earnings momentum, price trend, management action and relative value) that make up our alpha (excess return) forecast for stocks in our investment universe, was a contributor to Fund performance for the fiscal year. When selecting Fund holdings we also take into account our risk and transaction cost forecasts. We use our optimization software to assist in making investment decisions, based on our alpha forecast as well as our risk and transaction cost forecasts. Consequently, while our stock selection model may identify a stock with an attractive alpha forecast, the optimizer may indicate that its transaction costs are too high and/or its risk level is unacceptable.
     All sectors in the Fund generated positive returns over the Fund’s fiscal year. Stock selection in the IT and health care sectors was particularly strong. Also contributing to Fund performance was positive stock selection in the financials sector. The consumer discretionary, consumer staples, industrials, materials and telecommunication services sectors detracted from overall Fund performance.
     Among individual stocks, Apple and International Business Machines were top contributors in the IT sector. At the end of the reporting period, Steve Jobs, chief executive officer of Apple, announced his resignation from the company he founded. He named Tim Cook, Apple’s chief operating officer, as his successor. Holdings in the energy sector were also strong performers during the fiscal year. Top contributors in this sector included Exxon Mobil and Chevron.
     While stock selection in the financials sector was strong on a relative basis, several holdings detracted from the Fund’s positive performance. Detractors included Citigroup and KeyCorp. Other detractors were telecommunication services company MetroPCS Communications and consumer discretionary company Interpublic Group. Interpublic Group is a global advertising and marketing services company specializing in consumer advertising, digital marketing, media planning and buying, public relations and specialized communications disciplines. We no longer held MetroPCS Communications at the end of the reporting period.
     At the beginning of the fiscal year, the Fund’s underlying investment model struggled to add value compared to the benchmark index. Toward the end of the reporting period, the model began to generate more positive stock selection results. Our earnings momentum, management action and price trend concepts have been building positive momentum since early 2011. Our weakest concept, relative value, began to show small positive contributions starting in April 2011.
     During the reporting period, the Fund invested in S&P 500 futures contracts, a derivative instrument, to gain exposure to the equity market. These futures contracts contributed to Fund performance.
     Despite some meaningful challenges, the U.S. economy continued to grow over the 12 months ended August 31, 2011. U.S. equity markets, reflecting this economic expansion, posted some sizable gains over the reporting period. Some significant economic challenges remain, including housing weakness, unemployment, government and household deleveraging and Europe’s sovereign debt crisis. However, slower growth does not mean no growth or, worse, contraction.
     We welcome new investors who joined the Fund during the fiscal year and thank all of our shareholders for your investment in Invesco Structured Core Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Ralph Coutant
Chartered Financial Analyst, portfolio manager, is manager of Invesco Structured Core Fund. Mr. Coutant joined Invesco in 1999. He earned a B.S. in business administration from the University of New Hampshire.
Glen Murphy
Chartered Financial Analyst, portfolio manager, is manager of Invesco Structured Core Fund. Mr. Murphy joined Invesco in 1995. He earned a B.B.A. from the University of Massachusetts at Amherst and an M.S. in finance from Boston College.
Daniel Tsai
Chartered Financial Analyst, portfolio manager, is manager of Invesco Structured Core Fund. Mr. Tsai joined Invesco in 2000. He earned a B.S. in mechanical engineering from National Taiwan University and an M.S. in mechanical engineering from the University of Michigan. He also earned an M.S. in computer science from Wayne State University.
Anne Unflat
Portfolio manager, is manager of Invesco Structured Core Fund. Ms. Unflat joined Invesco in 1988. She graduated magna cum laude from Queens College with a B.A. in economics. She earned an M.B.A. in finance from St. John’s University.
Andrew Waisburd
Portfolio manager, is manager of Invesco Structured Core Fund. Mr. Waisburd joined Invesco in 2008. He earned a B.S. in statistics from Cornell University and both an M.S. and Ph.D. in finance from Indiana University.

5	Invesco Structured Core Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund and index data from 3/31/06

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

6	Invesco Structured Core Fund

Average Annual Total Returns
As of 8/31/11, including maximum applicable sales charges

Class A Shares

Inception (3/31/06)		-1.77%

5	Years	-2.28

1	Year	11.44

Class B Shares

Inception (3/31/06)		-1.59%

5	Years	-2.19

1	Year	12.15

Class C Shares

Inception (3/31/06)		-1.47%

5	Years	-1.91

1	Year	15.99

Class R Shares

Inception (3/31/06)		-0.96%

5	Years	-1.39

1	Year	17.68

Class Y Shares

Inception		-0.57%

5	Years	-0.99

1	Year	18.24

Investor Class Shares

Inception		-0.72%

5	Years	-1.15

1	Year	17.76

Institutional Class Shares

Inception (3/31/06)		-0.47%

5	Years	-0.90

1	Year	18.24
Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Investor Class shares incepted on April 25, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Average Annual Total Returns
As of 6/30/11, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (3/31/06)		-0.22%

5	Years	0.00

1	Year	21.86

Class B Shares

Inception (3/31/06)		0.00%

5	Years	0.13

1	Year	23.00

Class C Shares

Inception (3/31/06)		0.11%

5	Years	0.39

1	Year	26.89

Class R Shares

Inception (3/31/06)		0.63%

5	Years	0.93

1	Year	28.55

Class Y Shares

Inception		1.02%

5	Years	1.32

1	Year	29.28

Investor Class Shares

Inception		0.89%

5	Years	1.18

1	Year	28.93

Institutional Class Shares

Inception (3/31/06)		1.13%

5	Years	1.41

1	Year	29.08
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares was 1.00%, 1.75%, 1.75%, 1.25%, 0.75%, 1.00%, and 0.75%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares was 1.31%, 2.06%, 2.06%, 1.56%, 1.06%, 1.31% and 0.91%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least December 31, 2011. See current prospectus for more information.

continued from page 8

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

7	Invesco Structured Core Fund

Invesco Structured Core Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of August 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased or acquired by exchange from share classes other than Class B shares. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	All Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Active trading risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

■	Derivatives risk. Derivatives may be more difficult to purchase, sell or value than other investments and may be subject to market, interest rate, credit, leverage, counterparty and management risks. A fund investing in a derivative could lose more than the cash amount invested or incur higher taxes. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.

■	Exchange-traded funds risk. An investment by the Fund in ETFs generally presents the same primary risks as an investment in a mutual fund. In addition, an ETF may be subject to the following: (1) a discount of the ETF’s shares to its net asset value;
(2) failure to develop an active trading market for the ETF’s shares; (3) the listing exchange halting trading of the ETF’s shares; (4) failure of the ETF’s shares to track the referenced index; and (5) holding troubled securities in the referenced index. ETFs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the ETFs in which it invests. Further, certain of the ETFs in which the Fund may invest are leveraged. The more the Fund invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments.

■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	Futures risk. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events.

■	Leverage risk. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.
■	Limited number of holdings risk. The Fund may invest a large percentage of its assets in a limited number of securities or other instruments, which could negatively affect the value of the Fund.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
■	The Lipper Large-Cap Core Funds Index is an unmanaged index considered representative of large-cap core funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

continued on page 7

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	SCAUX
Class B Shares	SBCUX
Class C Shares	SCCUX
Class R Shares	SCRUX
Class Y Shares	SCAYX
Investor Class Shares	SCNUX
Institutional Class Shares	SCIUX

8	Invesco Structured Core Fund

Schedule of Investments

August 31, 2011

	Shares	Value

Common Stocks & Other Equity Interests–98.37%(a)
Advertising–0.30%
Interpublic Group of Cos., Inc. (The)	122,500	$1,057,175

Aerospace & Defense–0.13%
Huntington Ingalls Industries Inc.(b)	14,900	446,106

Aluminum–0.44%
Alcoa Inc.	120,400	1,542,324

Apparel Retail–0.73%
Abercrombie & Fitch Co.–Class A	3,900	248,079

Limited Brands, Inc.	62,400	2,354,976

		2,603,055

Asset Management & Custody Banks–0.36%
State Street Corp.	36,100	1,282,272

Auto Parts & Equipment–0.55%
Magna International Inc. (Canada)	51,600	1,963,896

Biotechnology–2.36%
Amgen, Inc.	151,000	8,366,155

Casinos & Gaming–2.15%
Las Vegas Sands Corp.(b)	33,300	1,550,781

Wynn Resorts Ltd.	39,150	6,057,288

		7,608,069

Communications Equipment–0.10%
Cisco Systems, Inc.	21,900	343,392

Computer & Electronics Retail–0.39%
GameStop Corp.–Class A(b)	58,200	1,392,726

Computer Hardware–7.01%
Apple Inc.(b)	46,700	17,971,561

Dell Inc.(b)	462,600	6,876,549

		24,848,110

Computer Storage & Peripherals–2.18%
Lexmark International, Inc.–Class A(b)	130,500	4,170,780

SanDisk Corp.(b)	96,600	3,540,390

		7,711,170

Construction & Engineering–1.41%
Fluor Corp.	37,200	2,258,784

KBR, Inc.	91,300	2,743,565

		5,002,349

Construction & Farm Machinery & Heavy Trucks–2.05%
Caterpillar Inc.	79,900	7,270,900

Consumer Electronics–0.06%
Harman International Industries, Inc.	5,400	195,426

Consumer Finance–3.67%
Capital One Financial Corp.	137,600	6,336,480

Discover Financial Services	264,600	6,657,336

		12,993,816

Department Stores–2.03%
Macy’s, Inc.	277,100	7,190,745

Diversified Chemicals–1.15%
E. I. du Pont de Nemours and Co.	84,700	4,088,469

Diversified Metals & Mining–2.05%
Freeport-McMoRan Copper & Gold Inc.	154,000	7,259,560

Drug Retail–0.79%
Walgreen Co.	79,400	2,795,674

Education Services–1.46%
Apollo Group, Inc.–Class A(b)	110,400	5,169,480

Fertilizers & Agricultural Chemicals–0.99%
CF Industries Holdings, Inc.	19,100	3,491,862

Footwear–0.90%
Crocs, Inc.(b)	116,500	3,187,440

Gold–0.32%
Yamana Gold Inc. (Canada)	71,700	1,133,577

Health Care Distributors–1.05%
Cardinal Health, Inc.	62,100	2,639,250

McKesson Corp.	13,600	1,087,048

		3,726,298

Health Care Equipment–0.11%
Hologic, Inc.(b)	24,000	399,360

Home Entertainment Software–0.87%
Activision Blizzard, Inc.	260,000	3,078,400

Household Products–0.17%
Procter & Gamble Co. (The)	9,300	592,224

Hypermarkets & Super Centers–2.16%
Wal-Mart Stores, Inc.	143,800	7,651,598

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Structured Core Fund

	Shares	Value

Industrial Conglomerates–3.86%
3M Co.	33,600	$2,788,128

General Electric Co.	667,500	10,886,925

		13,675,053

Integrated Oil & Gas–8.37%
Chevron Corp.	46,500	4,599,315

ConocoPhillips	115,400	7,855,278

Exxon Mobil Corp.	232,400	17,206,896

		29,661,489

Integrated Telecommunication Services–6.06%
AT&T Inc.	408,800	11,642,624

Verizon Communications, Inc.	271,800	9,831,006

		21,473,630

Internet Software & Services–0.68%
IAC/InterActiveCorp(b)	61,400	2,427,142

IT Consulting & Other Services–2.09%
International Business Machines Corp.	43,050	7,400,725

Life & Health Insurance–0.05%
Lincoln National Corp.	8,400	174,300

Managed Health Care–6.83%
Aetna, Inc.	30,400	1,216,912

CIGNA Corp.	13,100	612,294

Coventry Health Care, Inc.(b)	9,300	305,784

Humana, Inc.	96,900	7,523,316

UnitedHealth Group, Inc.	180,100	8,558,352

WellPoint, Inc.	94,600	5,988,180

		24,204,838

Multi-Line Insurance–0.34%
Assurant, Inc.	34,300	1,206,331

Office REIT’s–0.12%
Boston Properties, Inc.	4,100	427,589

Oil & Gas Equipment & Services–1.73%
National Oilwell Varco Inc.	92,500	6,116,100

Oil & Gas Refining & Marketing–3.39%
Tesoro Corp.(b)	262,300	6,310,938

Valero Energy Corp.	250,600	5,693,632

		12,004,570

Other Diversified Financial Services–4.34%
Citigroup, Inc.	252,100	7,827,705

JPMorgan Chase & Co.	200,600	7,534,536

		15,362,241

Packaged Foods & Meats–0.83%
Green Mountain Coffee Roasters, Inc.(b)	28,000	2,932,720

Paper Products–0.25%
International Paper Co.	33,100	898,665

Pharmaceuticals–6.99%
Eli Lilly and Co.	212,000	7,952,120

Forest Laboratories, Inc.(b)	164,200	5,622,208

Johnson & Johnson	9,600	631,680

Pfizer, Inc.	557,100	10,573,758

		24,779,766

Property & Casualty Insurance–1.11%
Berkshire Hathaway Inc.–Class B(b)	53,900	3,934,700

Publishing–0.85%
McGraw-Hill Cos., Inc. (The)	71,100	2,994,021

Regional Banks–1.02%
KeyCorp	545,600	3,622,784

Retail REIT’s–0.30%
Simon Property Group, Inc.	9,100	1,069,250

Semiconductors–0.43%
Intel Corp.	44,900	903,837

LSI Corp.(b)	92,600	630,606

		1,534,443

Specialized Consumer Services–0.39%
H&R Block, Inc.	92,500	1,398,600

Specialized Finance–1.60%
Moody’s Corp.	184,000	5,672,720

Specialty Stores–0.09%
PetSmart, Inc.	7,500	316,350

Steel–0.32%
Nucor Corp.	31,000	1,118,480

Systems Software–4.31%
Microsoft Corp.	360,400	9,586,640

Symantec Corp.(b)	330,500	5,668,075

		15,254,715

Tobacco–2.78%
Lorillard, Inc.	3,700	412,254

Philip Morris International, Inc.	136,400	9,455,248

		9,867,502

Wireless Telecommunication Services–1.30%
Sprint Nextel Corp.(b)	1,229,100	4,621,416

Total Common Stocks & Other Equity Interests (Cost $335,296,191)		348,541,768

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Structured Core Fund

	Principal
	Amount	Value

U.S. Treasury Securities–0.32%
U.S. Treasury Bills–0.32%
0.05%, 09/15/11 (Cost $1,139,981)(c)(d)	$1,140,000	$1,139,981

Money Market Funds–1.36%
Liquid Assets Portfolio–Institutional Class(e)	2,415,310	2,415,310

Premier Portfolio–Institutional Class(e)	2,415,309	2,415,309

Total Money Market Funds (Cost $4,830,619)		4,830,619

TOTAL INVESTMENTS–100.05% (Cost $341,266,791)		354,512,368

OTHER ASSETS LESS LIABILITIES–(0.05)%		(177,156)

NET ASSETS–100.00%		$354,335,212

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 4.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Structured Core Fund

Statement of Assets and Liabilities

August 31, 2011

Assets:
Investments, at value (Cost $336,436,172)	$349,681,749

Investments in affiliated money market funds, at value and cost	4,830,619

Total investments, at value (Cost $341,266,791)	354,512,368

Receivable for:
Investments sold	3,958

Variation margin	64,863

Fund shares sold	130,222

Dividends	890,442

Investment for trustee deferred compensation and retirement plans	121,495

Other assets	26,124

Total assets	355,749,472

Liabilities:
Payable for:
Fund shares reacquired	593,887

Accrued fees to affiliates	353,012

Accrued other operating expenses	252,817

Trustee deferred compensation and retirement plans	214,544

Total liabilities	1,414,260

Net assets applicable to shares outstanding	$354,335,212

Net assets consist of:
Shares of beneficial interest	$487,585,233

Undistributed net investment income	1,223,460

Undistributed net realized gain (loss)	(148,000,394)

Unrealized appreciation	13,526,913

$354,335,212

Net Assets:
Class A	$204,311,185

Class B	$20,750,491

Class C	$48,592,433

Class R	$1,300,217

Class Y	$3,845,782

Investor Class	$63,890,288

Institutional Class	$11,644,816

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	27,834,027

Class B	2,857,323

Class C	6,704,641

Class R	177,974

Class Y	521,959

Investor Class	8,677,983

Institutional Class	1,580,373

Class A:
Net asset value per share	$7.34

Maximum offering price per share (Net asset value of $7.34 divided by 94.50%)	$7.77

Class B:
Net asset value and offering price per share	$7.26

Class C:
Net asset value and offering price per share	$7.25

Class R:
Net asset value and offering price per share	$7.31

Class Y:
Net asset value and offering price per share	$7.37

Investor Class:
Net asset value and offering price per share	$7.36

Institutional Class:
Net asset value and offering price per share	$7.37

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Structured Core Fund

Statement of Operations

For the year ended August 31, 2011

Investment income:
Dividends (net of foreign withholding taxes of $5,248)	$3,309,017

Dividends from affiliated money market funds	2,746

Total investment income	3,311,763

Expenses:
Advisory fees	1,047,810

Administrative services fees	50,000

Custodian fees	10,496

Distribution fees:
Class A	159,996

Class B	66,543

Class C	151,882

Class R	7,114

Investor Class	182,905

Transfer agent fees — A, B, C, R, Y and Investor	359,179

Transfer agent fees — Institutional	3,656

Trustees’ and officers’ fees and benefits	16,542

Other	175,311

Total expenses	2,231,434

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(358,957)

Net expenses	1,872,477

Net investment income	1,439,286

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	18,993,555

Futures contracts	(1,042,791)

17,950,764

Change in net unrealized appreciation (depreciation) of:
Investment securities	(32,239,029)

Futures contracts	354,928

(31,884,101)

Net realized and unrealized gain (loss)	(13,933,337)

Net increase (decrease) in net assets resulting from operations	$(12,494,051)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Structured Core Fund

Statement of Changes in Net Assets

For the years ended August 31, 2011 and 2010

	2011	2010

Operations:
Net investment income	$1,439,286	$1,058,281

Net realized gain	17,950,764	3,490,772

Change in net unrealized appreciation (depreciation)	(31,884,101)	(4,027,846)

Net increase (decrease) in net assets resulting from operations	(12,494,051)	521,207

Distributions to shareholders from net investment income:
Class A	(18,026)	(34,312)

Class B	(754)	(1,066)

Class C	(862)	(1,841)

Class R	(14,776)	(11,562)

Class Y	(2,233)	(4,053)

Investor Class	(849,485)	(1,552,566)

Institutional Class	(175,166)	(446,319)

Total distributions from net investment income	(1,061,302)	(2,051,719)

Share transactions–net:
Class A	223,179,943	(342,045)

Class B	22,788,387	(35,338)

Class C	53,420,675	(31,677)

Class R	(255,424)	1,396,013

Class Y	4,036,558	(67,812)

Investor Class	(17,699,092)	(17,874,581)

Institutional Class	(2,143,210)	(10,123,792)

Net increase (decrease) in net assets resulting from share transactions	283,327,837	(27,079,232)

Net increase (decrease) in net assets	269,772,484	(28,609,744)

Net assets:
Beginning of year	84,562,728	113,172,472

End of year (includes undistributed net investment income of $1,223,460 and $1,010,448, respectively)	$354,335,212	$84,562,728

Notes to Financial Statements

August 31, 2011

NOTE 1—Significant Accounting Policies

Invesco Structured Core Fund (the “Fund”), is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twelve separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such

14        Invesco Structured Core Fund

shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

15        Invesco Structured Core Fund

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
J.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

16        Invesco Structured Core Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.60%

Next $250 million	0.575%

Next $500 million	0.55%

Next $1.5 billion	0.525%

Next $2.5 billion	0.50%

Next $2.5 billion	0.475%

Next $2.5 billion	0.45%

Over $10 billion	0.425%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares to 1.00%, 1.75%, 1.75%, 1.25%, 0.75%, 1.00% and 0.75% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended August 31, 2011, the Adviser waived advisory fees $4,272 and reimbursed class level expenses of $138,498, $14,400, $32,868, $3,079, $2,848, $158,328 and $3,656 of Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended August 31, 2011, Invesco Ltd. reimbursed expenses of the Fund in the amount of $205.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended August 31, 2011, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2011, IDI advised the Fund that IDI retained $2,663 in front-end sales commissions from the sale of Class A shares and $0, $21,791 and $505 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, Invesco Ltd., IIS and/or IDI.

17        Invesco Structured Core Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of August 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended August 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$353,372,387	$—	$—	$353,372,387

U.S. Treasury Securities	—	1,139,981	—	1,139,981

	$353,372,387	$1,139,981	$—	$354,512,368

Futures*	281,336	—	—	281,336

Total Investments	$353,653,723	$1,139,981	$—	$354,793,704

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of August 31, 2011:

	Unrealized Appreciation
	(Depreciation)
Risk Exposure/Derivative Type	Assets	Liabilities

Market risk
Futures contracts(a)	$281,336	$—

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments for the year ended August 31, 2011

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Futures*

Realized Gain (Loss)
Market risk	$(1,042,791)

Change in Unrealized Appreciation
Market risk	$354,928

Total	$(687,863)

*	The average value of futures outstanding during the period was $4,288,866.

18        Invesco Structured Core Fund

Open Futures Contracts
	Number of	Expiration	Notional	Unrealized
Contract	Contracts	Month	Value	Appreciation

Long Contracts
E-Mini S&P 500 Index	92	September-2011	$5,601,420	$281,336

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions, (ii) custodian credits which result from periodic overnight cash balances at the custodian and (iii) a one time custodian fee credit used to offset custodian fees. For the year ended August 31, 2011, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $803.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended August 31, 2011, the Fund paid legal fees of $1,931 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2011 and 2010:

	2011	2010

Ordinary income	$1,061,302	$2,051,719

Long-term capital gain	—	—

Total distributions	$1,061,302	$2,051,719

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$1,424,622

Net unrealized appreciation — investments	11,339,191

Temporary book/tax differences	(201,162)

Capital loss carryforward	(145,812,672)

Shares of beneficial interest	487,585,233

Total net assets	$354,335,212

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal

19        Invesco Structured Core Fund

Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited to utilizing $39,181,418 of capital loss carryforward in the fiscal year ending August 31, 2012.
  The Fund utilized $15,015,880 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of August 31, 2011 which expires as follows:

Capital Loss
Expiration	Carryforward*

August 31, 2015	$27,608,981

August 31, 2016	54,204,215

August 31, 2018	63,999,476

Total capital loss carryforward	$145,812,672

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of May 23, 2011, the date of reorganization of Invesco Select Equity Fund and Invesco Van Kampen Equity Premium Income Fund into the Fund and realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2011 was $257,035,478 and $151,862,435, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$28,673,238

Aggregate unrealized (depreciation) of investment securities	(17,334,047)

Net unrealized appreciation of investment securities	$11,339,191

Cost of investments for tax purposes is $343,173,177.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of Real Estate Investment Trust distributions, on August 31, 2011, undistributed net investment income was decreased by $1,915 and undistributed net realized gain (loss) was increased by $1,915. Further, as a result of tax deferrals acquired in the reorganization of Invesco Select Equity Fund and Invesco Van Kampen Equity Premium Income Fund into the Fund, undistributed net investment income was decreased by $163,057, undistributed net realized gain (loss) was decreased by $130,619,902 and shares of beneficial interest increased by $130,782,959. These reclassifications had no effect on the net assets of the Fund.

20        Invesco Structured Core Fund

NOTE 11—Share Information

	Summary of Share Activity

	Year ended		Year ended
	August 31, 2011(a)		August 31, 2010
	Shares	Amount	Shares	Amount

Sold:
Class A	444,064	$3,252,631	128,789	$869,022

Class B	30,958	318,539	5,802	38,360

Class C	60,904	612,804	19,734	129,647

Class R	28,885	217,255	208,043	1,443,352

Class Y	28,172	202,660	1,829	12,203

Investor Class	1,130,397	8,652,358	1,072,097	7,343,739

Institutional Class	110,714	848,843	176,429	1,207,236

Issued as reinvestment of dividends:
Class A	2,411	17,863	4,968	33,784

Class B	3	17	157	1,066

Class C	107	789	262	1,773

Class R	1,985	14,673	1,703	11,562

Class Y	280	2,075	594	4,053

Investor Class	111,078	825,308	221,069	1,509,898

Institutional Class	23,584	174,990	65,443	446,320

Automatic conversion of Class B shares to Class A shares:
Class A	151,051	1,168,291	2,729	18,856

Class B	(152,536)	(1,168,291)	(2,755)	(18,856)

Issued in connection with acquisitions(b):
Class A	30,466,369	244,337,285	—	—

Class B	3,267,037	25,973,165	—	—

Class C	7,619,899	60,448,451	—	—

Class Y	603,577	4,854,243	—	—

Reacquired:
Class A	(3,430,939)	(25,596,127)	(185,339)	(1,263,707)

Class B	(316,001)	(2,335,043)	(8,460)	(55,908)

Class C	(1,011,485)	(7,641,369)	(24,579)	(163,097)

Class R	(65,749)	(487,352)	(8,840)	(58,901)

Class Y	(132,590)	(1,022,420)	(12,379)	(84,068)

Investor Class	(3,589,166)	(27,176,758)	(3,918,195)	(26,728,218)

Institutional Class	(419,448)	(3,167,043)	(1,779,103)	(11,777,348)

Net increase (decrease) in share activity	34,963,561	$283,327,837	(4,030,002)	$(27,079,232)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 19% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially. In addition, less than 1% of the outstanding shares of the Fund are owned by affiliated mutual funs. Affiliated mutual funds are mutual funds that are advised by Invesco.
(b)	As of the opening of business on May 23, 2011, the Fund acquired all of the net assets of Invesco Select Equity Fund and Invesco Van Kampen Equity Premium Income Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of Invesco Select Equity Fund and Invesco Van Kampen Equity Premium Income Fund on April 14, 2011. The acquisition was accomplished by a tax-free exchange of 41,956,881 shares of the Fund for 11,395,760 shares outstanding of Invesco Select Equity Fund and 14,365,444 shares outstanding of Invesco Van Kampen Equity Premium Income Fund as of the close of business on May 20, 2011. Class A, Class B, Class C and Class Y shares of Invesco Select Equity Fund and Class A, Class B, Class C and Class Y shares of Invesco Van Kampen Equity Premium Income Fund were exchanged for Class A, Class B, Class C and Class Y shares of the Fund, respectively, based on the relative net asset value of Invesco Select Equity Fund and Invesco Van Kampen Equity Premium Income Fund to the net asset value of the Fund on the close of business, May 20, 2011. Invesco Select Equity Fund’s net assets at that date of $213,098,975, including $34,790,682 of unrealized appreciation and Invesco Van Kampen Equity Premium Income Fund’s net assets at that date of $122,514,170, including $9,911,355 of unrealized appreciation were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $90,413,859. The net assets of the Fund immediately following the acquisition were $426,027,003.

21        Invesco Structured Core Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
												expenses		expenses
				Net gains								to average		to average net		Ratio of net
	Net asset	Net		(losses) on		Dividends	Distributions					net assets		assets without		investment
	value,	investment		securities (both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income		realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)		unrealized)	operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 08/31/11	$6.29	$0.07	(a)	$1.06	$1.13	$(0.08)	$—	$(0.08)	$7.34	18.00%	$204,311	1.00	%(d)	1.22	%(d)	0.90	%(d)	125%
Year ended 08/31/10	6.47	0.06	(a)	(0.12)	(0.06)	(0.12)	—	(0.12)	6.29	(1.07)	1,265	1.00		1.31		0.93		71
Year ended 08/31/09	9.89	0.11	(a)	(2.16)	(2.05)	(0.07)	(1.30)	(1.37)	6.47	(18.66)	1,618	0.66		1.29		1.85		77
Year ended 08/31/08	11.19	0.14	(a)	(1.37)	(1.23)	(0.02)	(0.05)	(0.07)	9.89	(11.03)	951	0.75		1.93		1.34		118
Year ended 08/31/07	10.19	0.08	(a)	1.10	1.18	(0.18)	—	(0.18)	11.19	11.60	1,532	1.02		6.88		0.67		79

Class B
Year ended 08/31/11	6.22	0.01	(a)	1.06	1.07	(0.03)	—	(0.03)	7.26	17.15	20,750	1.75	(d)	1.97	(d)	0.15	(d)	125
Year ended 08/31/10	6.37	0.01	(a)	(0.13)	(0.12)	(0.03)	—	(0.03)	6.22	(1.85)	173	1.75		2.06		0.18		71
Year ended 08/31/09	9.79	0.06	(a)	(2.13)	(2.07)	(0.05)	(1.30)	(1.35)	6.37	(19.10)	211	1.41		2.04		1.10		77
Year ended 08/31/08	11.14	0.06	(a)	(1.36)	(1.30)	—	(0.05)	(0.05)	9.79	(11.71)	165	1.50		2.68		0.59		118
Year ended 08/31/07	10.16	(0.01	)(a)	1.10	1.09	(0.11)	—	(0.11)	11.14	10.74	847	1.77		7.63		(0.08)		79

Class C
Year ended 08/31/11	6.22	0.01	(a)	1.05	1.06	(0.03)	—	(0.03)	7.25	16.99	48,592	1.75	(d)	1.97	(d)	0.15	(d)	125
Year ended 08/31/10	6.37	0.01	(a)	(0.13)	(0.12)	(0.03)	—	(0.03)	6.22	(1.85)	219	1.75		2.06		0.18		71
Year ended 08/31/09	9.79	0.06	(a)	(2.13)	(2.07)	(0.05)	(1.30)	(1.35)	6.37	(19.10)	254	1.41		2.04		1.10		77
Year ended 08/31/08	11.14	0.06	(a)	(1.36)	(1.30)	—	(0.05)	(0.05)	9.79	(11.71)	249	1.50		2.68		0.59		118
Year ended 08/31/07	10.16	(0.01	)(a)	1.10	1.09	(0.11)	—	(0.11)	11.14	10.74	1,043	1.77		7.63		(0.08)		79

Class R
Year ended 08/31/11	6.27	0.05	(a)	1.06	1.11	(0.07)	—	(0.07)	7.31	17.68	1,300	1.25	(d)	1.47	(d)	0.65	(d)	125
Year ended 08/31/10	6.45	0.05	(a)	(0.12)	(0.07)	(0.11)	—	(0.11)	6.27	(1.30)	1,335	1.25		1.56		0.68		71
Year ended 08/31/09	9.86	0.10	(a)	(2.15)	(2.05)	(0.06)	(1.30)	(1.36)	6.45	(18.70)	77	0.91		1.54		1.60		77
Year ended 08/31/08	11.17	0.11	(a)	(1.37)	(1.26)	—	(0.05)	(0.05)	9.86	(11.32)	53	1.00		2.18		1.09		118
Year ended 08/31/07	10.18	0.05	(a)	1.10	1.15	(0.16)	—	(0.16)	11.17	11.33	684	1.27		7.13		0.42		79

Class Y
Year ended 08/31/11	6.32	0.09	(a)	1.06	1.15	(0.10)	—	(0.10)	7.37	18.24	3,846	0.75	(d)	0.97	(d)	1.15	(d)	125
Year ended 08/31/10	6.50	0.08	(a)	(0.13)	(0.05)	(0.13)	—	(0.13)	6.32	(0.85)	142	0.75		1.06		1.18		71
Year ended 08/31/09(e)	8.29	0.12	(a)	(0.54)	(0.42)	(0.07)	(1.30)	(1.37)	6.50	(2.50)	211	0.43	(f)	1.07	(f)	2.08	(f)	77

Investor Class
Year ended 08/31/11	6.32	0.07	(a)	1.05	1.12	(0.08)	—	(0.08)	7.36	17.76	63,890	1.00	(d)	1.22	(d)	0.90	(d)	125
Year ended 08/31/10	6.50	0.06	(a)	(0.12)	(0.06)	(0.12)	—	(0.12)	6.32	(1.07)	69,635	1.00		1.31		0.93		71
Year ended 08/31/09	9.90	0.12	(a)	(2.15)	(2.03)	(0.07)	(1.30)	(1.37)	6.50	(18.43)	88,674	0.66		1.29		1.85		77
Year ended 08/31/08(e)	10.73	0.05		(0.88)	(0.83)	—	—	—	9.90	(7.73)	136,838	0.60	(f)	1.10	(f)	1.49	(f)	118

Institutional Class
Year ended 08/31/11	6.32	0.09	(a)	1.06	1.15	(0.10)	—	(0.10)	7.37	18.24	11,645	0.74	(d)	0.77	(d)	1.18	(d)	125
Year ended 08/31/10	6.50	0.08	(a)	(0.12)	(0.04)	(0.14)	—	(0.14)	6.32	(0.83)	11,793	0.75		0.91		1.18		71
Year ended 08/31/09	9.91	0.13	(a)	(2.16)	(2.03)	(0.08)	(1.30)	(1.38)	6.50	(18.32)	22,128	0.41		0.89		2.10		77
Year ended 08/31/08	11.21	0.16	(a)	(1.36)	(1.20)	(0.05)	(0.05)	(0.10)	9.91	(10.79)	29,374	0.50		1.57		1.59		118
Year ended 08/31/07	10.20	0.10	(a)	1.10	1.20	(0.19)	—	(0.19)	11.21	11.85	942	0.77		6.55		0.92		79

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended August 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $285,320,621 and sold of $155,521,831 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Select Equity Fund and Invesco Van Kampen Equity Premium Income Fund into the Fund.
(d)	Ratios are annualized and based on average daily net assets (000’s) of $63,998, $6,654, $15,188, $1,423, $1,316, $73,162 and $12,894 for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively.
(e)	Commencement date of October 3, 2008 and April 25, 2008 for Class Y and Investor Class shares, respectively.
(f)	Annualized.

22        Invesco Structured Core Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)
and Shareholders of Invesco Structured Core Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Structured Core Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 21, 2011
Houston, Texas

23        Invesco Structured Core Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2011 through August 31, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/11)	(08/31/11)[1]	Period[2]	(08/31/11)	Period[2]	Ratio
A	$1,000.00	$927.90	$4.81	$1,020.21	$5.04	0.99%

B	1,000.00	926.00	8.45	1,016.43	8.84	1.74

C	1,000.00	925.90	8.45	1,016.43	8.84	1.74

R	1,000.00	927.70	6.02	1,018.95	6.31	1.24

Y	1,000.00	930.60	3.60	1,021.48	3.77	0.74

Investor	1,000.00	928.10	4.81	1,020.21	5.04	0.99

Institutional	1,000.00	929.40	3.60	1,021.48	3.77	0.74

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2011 through August 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

24        Invesco Structured Core Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Structured Core Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 14-15, 2011, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 80% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2011. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided. The Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies and limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees also considered information provided in connection with fund acquisitions approved by the Trustees to rationalize the Invesco Funds product range following the acquisition of the retail mutual fund business of Morgan Stanley (the Morgan Stanley Transaction). The Trustees recognized that the advisory fees for the Invesco Funds include advisory fees that are the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees inherited from Morgan Stanley and Van Kampen funds acquired in the Morgan Stanley Transaction. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. One Trustee may have weighed a particular piece of information differently than another Trustee.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 15, 2011, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Board met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ performance and investment process oversight, independent credit analysis and investment risk management.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and the advisory services are provided in accordance with the terms of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the additional resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate and satisfactory and in accordance with the terms of the Fund’s sub-advisory contracts.

25        Invesco Structured Core Fund

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board noted that the Fund recently began operations and that only four calendar years of comparative performance data was available. The Board compared the Fund’s performance during the past one and three calendar years to the performance of funds in the Lipper performance universe and against the Lipper Large-Cap Core Funds Index. The Board noted that performance of Class A shares of the Fund was in the fifth quintile of the performance universe for the one and three year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and three year periods. Invesco Advisers advised the Board that the Fund was managed consistently with its mandate and that quantitative processes, such as those followed by the Fund, are typically challenged at market inflection points. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was below the median contractual advisory fee rate of funds in the expense group. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year and including only one fund per investment adviser. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board noted that Invesco Advisers and Affiliated Sub-Advisers advise another fund with comparable investment strategies in a foreign jurisdiction; however, the Board did not consider comparisons of fees charged to that fund to be apt, as those fees may include fees for more than investment management services.
  Other than the fund described above, the Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts in a manner substantially similar to the management of the Fund.
  The Board noted that Invesco Advisers has contractually agreed to continue to waive fees and/or limit expenses of the Fund through at least June 30, 2012 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board considered the effect this fee waiver would have on the Fund’s total estimated expenses.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers provides services to sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described above other than day-to-day portfolio management. The Board also noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  Based upon the information and considerations described above, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board concluded that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts. The Board concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

26        Invesco Structured Core Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2011:

Federal and State Income Tax

Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27        Invesco Structured Core Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	143	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	143	None

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	161	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	143	ACE Limited (insurance company); and Investment Company Institute

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and continues to serve as counsel to the Invesco Van Kampen closed-end funds.

T-1        Invesco Structured Core Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	161	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Bob R. Baker — 1936 Trustee	1983	Retired	143	None
		Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	143	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	143	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	161	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	161	Board of Nature’s Sunshine Products, Inc.
		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	143	Administaff
		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	143	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired	143	None
		Formerly: Chief Executive Officer, YWCA of the U.S.A.

Larry Soll — 1942 Trustee	1997	Retired	143	None
		Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)

T-2        Invesco Structured Core Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	161	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	143	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A
		Formerly: Director and Secretary, Van Kampen Advisors, Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services, Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)	N/A	N/A
		Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

T-3        Invesco Structured Core Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A
		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management) and Van Kampen Funds Inc.	N/A	N/A
		Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Investor Services Inc., Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.). Formerly: Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4        Invesco Structured Core Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-09913 and 333-36074.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SCOR-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2011

Invesco Van Kampen American
Franchise Fund
Nasdaq:
A: VAFAX ▪ B: VAFBX ▪ C: VAFCX ▪ R: VAFRX • Y: VAFIX ▪ Institutional: VAFNX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
20	Financial Highlights
21	Auditor’s Report
22	Fund Expenses
23	Approval of Investment Advisory and Sub-Advisory Agreements
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance. I encourage you to read this report to learn more about your Fund’s short- and long-term performance and its holdings as of the close of the reporting period. This report also includes useful information about your Fund’s management team and a discussion of how your Fund was managed during the reporting period.
     Data indicated that economic growth in the U.S. and most of Europe was anemic during the reporting period. In the U.S., unemployment remained high, and the housing market remained weak. Concerns about European sovereign debt persisted. Nonetheless, equity markets rose in late 2010 and early 2011 as investors anticipated better news ahead. But contentious negotiations to raise the U.S. government’s debt ceiling heightened investor unease, and following the first-ever downgrade of U.S. creditworthiness in August, global stock markets declined as many investors sought safer havens.
Where you can get current information about your Fund
In light of economic uncertainty and market volatility, I suggest you check the timely market updates and commentary from many of our fund managers and other investment professionals at invesco.com/us. On our website, you also can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
As we’ve seen over the last several years, market conditions can change — often suddenly and dramatically. That’s one reason financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it can cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals — financing your retirement or your children’s education, for example — may help you avoid making rash investment decisions based on short-term market swings.
     Invesco’s investment professionals apply these same principles to the funds they manage.
     Invesco offers a broad array of traditional mutual funds, as well as other investment products, including single-country, sector, regional and global investments spanning equity, fixed income and alternative asset classes. Across our product line, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus — investment management — that allows our fund managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be, and that it’s managed with a long-term focus.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser will be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2	Invesco Van Kampen American Franchise Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the world’s economies are gradually recovering from the financial crisis, it has not been a smooth path. Unrest in the Middle East, persistently weak job and housing markets in the U.S. and continued government balance sheet repair in Europe are contributing to a slow, labored march toward global recovery.
     In this environment, investors face risks that could make it more difficult to achieve their long-term financial goals — a secure retirement, home ownership, a child’s college education. Although the markets are complex and dynamic, there are ways to simplify the process and potentially increase your odds of achieving your goals. The best approach is to create a solid financial plan that helps you save and invest in ways that anticipate your needs over the long term.
     Your financial adviser can help you define your financial plan, develop an appropriate investment strategy and put you in a better position to achieve your financial goals over the long term. This can take some of the guesswork out of the process and help you make thoughtful investments. Your financial adviser also can help you better understand your tolerance for risk, so that your investment approach lets you sleep at night while getting you closer to your goals. Lastly, your financial adviser can develop an asset allocation strategy that seeks to balance your investment approach, providing some protection against a decline in the markets while allowing you to participate in rising markets. Invesco calls this type of approach “intentional investing.” It means thinking carefully, planning thoughtfully and acting deliberately.
     While no investment can guarantee favorable returns, your Board remains committed to managing costs and enhancing the performance of Invesco’s funds as part of our Investor First orientation. We continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Thanks to the approval of our fund shareholders, Invesco has made great progress in realigning our U.S. mutual fund product line following our acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. When completed, the realignment will reduce overlap in the product lineup, enhance efficiency across our product line and build a solid foundation for further growth to meet client and shareholder needs. I would like to thank those of you who voted your proxy, and I hope our shareholders haven’t been too inconvenienced by the process.
     As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of your Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Van Kampen American Franchise Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended August 31, 2011, Invesco Van Kampen American Franchise Fund had positive double-digit returns but underperformed its benchmark, the Russell 1000 Growth Index. Underperformance was driven primarily by stock selection in several sectors.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 8/31/10 to 8/31/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	19.71%

Class B Shares	18.88

Class C Shares	19.03

Class R Shares	19.40

Class Y Shares	19.84

Institutional Class Shares	20.12

S&P500 Index▼ (Broad Market Index)	18.48

Russell 1000 Growth Index▼ (Style-Specific Index)	23.96

Lipper Large-Cap Growth Funds Index▼ (Peer Group Index)	21.22

▼Lipper Inc.

The Fund recently adopted a three-tier benchmark structure to compare its performance to broad market, style-specific and peer group market measures.

How we invest
We believe a growth investment strategy is an essential component of a diversified portfolio.
     Our investment process emphasizes rigorous bottom-up analysis of individual companies. We seek to invest in companies with strong or improving fundamentals, attractive valuation relative to growth prospects and earnings expectations that appear fair to conservative.
     To narrow our investment universe, we use a holistic approach that emphasizes fundamental research and, to a lesser extent, includes quantitative analysis. At the end of this distillation process, we have a set of stocks to analyze in greater depth.
     Our fundamental analysis focuses on
identifying companies with strong drivers of growth. We conduct rigorous bottom-up analysis in order to develop higher conviction in each company’s growth prospects, and in so doing, construct a comprehensive framework through detailed discussions with company management teams, competitors, distributors, suppliers, Wall Street analysts and customers. We also use a variety of valuation techniques based on the company in question, the industry in which the company operates, the stage of the business cycle, and other factors that best reflect a company’s value.
     Risk management plays an important role in portfolio construction as we attempt to maximize the relationship between risk and return. We seek to accomplish this goal by investing in companies with attractive fundamental prospects for growth, and we divide the portfolio between stable growth stocks and catalyst-driven stocks.
     We consider selling a stock for any of the following reasons:

■	The price target set at purchase has been reached.

■	There is deterioration in fundamentals.

■	The catalysts for growth are no longer present or are reflected in the stock price.

■	We find a more attractive investment opportunity.

Market conditions and your Fund
Equity markets were highly volatile during the fiscal year as investors weighed the competing issues of improved corporate profits, soft macro-economic data and debt issues in Europe and the U.S. Corporate earnings were largely positive but often overshadowed by concerns about high unemployment, lack of consumer confidence, the growing debt contagion in Europe and the possibility of a U.S. credit rating downgrade. With a general rising trend through July, the major equity indexes sold off precipitously in August as the U.S. received the first-ever downgrade to its credit rating from Standard & Poor’s, while the sovereign debt crisis unfolded in the eurozone, prompting fears of a “double-dip” recession.
     Uncertainty created by the U.S. credit downgrade combined with a lack of consumer confidence and weak employment added to concerns that the recovery was slowing to a subnormal growth rate. Even with the abrupt sell-off in August, the major equity indexes garnered positive returns for the fiscal year, and all 10 sectors of the Russell 1000 Growth Index posted double-digit gains. Energy led all sectors, followed by

Portfolio Composition
By sector

Information Technology	31.2%

Consumer Discretionary	16.3

Health Care	12.3

Industrials	11.7

Energy	9.6

Consumer Staples	6.2

Materials	5.3

Telecommunication Services	2.4

Financials	0.9

Money Market Funds
Plus Other Assets Less Liabilities	4.1

Total Net Assets	$5.9 billion

Total Number of Holdings*	73

Top 10 Equity Holdings*

1.	Apple Inc.	8.8%

2.	Rovi Corp.	3.7

3.	Google Inc.	3.0

4.	Baidu, Inc.	2.9

5.	DIRECTV	2.9

6.	Precision Castparts Corp.	2.9

7.	UnitedHealth Group, Inc.	2.6

8.	Amazon.com, Inc.	2.5

9.	The Procter & Gamble Co.	2.2

10.	National Oilwell Varco Inc.	1.9
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	Invesco Van Kampen American Franchise Fund

consumer discretionary and utilities, while the telecommunication services sector had the lowest return.
     The Fund also had double-digit absolute returns but underperformed the Russell 1000 Growth Index during the reporting period. The Fund underperformed the index by the widest margins in the health care, financials and industrials sectors. An underweight position in the consumer staples sector also detracted from performance as many investors rotated into the more defensive sector given the volatile market conditions.
     The Fund underperformed the Russell 1000 Growth Index most significantly in the health care sector due to stock selection. Key detractors from performance included biotechnology companies Dendreon and Illumina, pharmacy benefit manager Express Scripts and biotechnical instrument producer Agilent Technologies. We sold the Fund’s position in Dendreon due to deteriorating fundamentals.
     Underperformance in the financials sector was also driven primarily by stock selection. Holdings that detracted from Fund performance included JP Morgan Chase, investment manager Franklin Resources and diversified financial services company American Express. We sold our position in American Express during the reporting period.
     Underperformance in the industrials sector was also mainly attributable to stock selection. The largest single detractor from the Fund’s performance was construction and engineering services firm Foster Wheeler AG. The Fund did not own Caterpillar, which was a strong performer in the benchmark during the fiscal period, further contributing to relative underperformance during the fiscal year.
     Some of the Fund’s underperformance was offset by outperformance in other sectors, including materials, consumer discretionary and information technology (IT). The Fund outperformed by the widest margin in the materials sector, driven by stock selection. In this sector, holdings that contributed to performance included agriculture products maker
Monsanto and fertilizer companies Mosaic and Potash. We sold our position in Potash during the reporting period.
     In the consumer discretionary sector, the leading contributors were retailer Limited Brands and casino operator Las Vegas Sands. We sold our position in Limited Brands during the reporting period. In the IT sector, Chinese internet search engine provider Baidu was a strong contributor to Fund performance, and the Fund’s largest holding, Apple, was also the leading contributor to performance during the period. Apple continued to benefit from strong growth in revenue and earnings, driven by the success of its iPad product in the expanding tablet market, as well as new distributors and solid demand for the iPhone.
     As we’ve discussed, the stock market experienced volatile performance during the reporting period. We caution investors against making investment decisions based on short-term performance, and as always, we recommend that you consult a financial adviser to discuss your individual financial program. Thank you for your commitment to Invesco Van Kampen American Franchise Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Erik Voss
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Van Kampen American Franchise Fund. He joined Invesco in 2010. Mr. Voss earned a B.S. in mathematics and an M.S. in finance from the University of Wisconsin.
Ido Cohen
Portfolio manager, is manager of Invesco Van Kampen American Franchise Fund. He joined Invesco in 2010. Mr. Cohen is a cum laude graduate of The Wharton School of the University of Pennsylvania with a B.S. in economics.

5	Invesco Van Kampen American Franchise Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund data from 6/23/05, index data from 6/30/05

Past performance cannot guarantee comparable future results.
     As noted earlier in this report, during the reporting period, the Fund has adopted a three-tier benchmark structure to compare its performance to broad market, style-specific and peer group market measures. These additional benchmarks will now be included in the chart above.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

continued from page 8

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charter-holder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6	Invesco Van Kampen American Franchise Fund

Average Annual Total Returns
As of 8/31/11, including maximum applicable sales charges

Class A Shares

Inception (6/23/05)	3.75%

5 Years	1.83

1 Year	13.13

Class B Shares

Inception (6/23/05)	3.91%

5 Years	1.86

1 Year	13.88

Class C Shares

Inception (6/23/05)	3.96%

5 Years	2.29

1 Year	18.03

Class R Shares

Inception	4.44%

5 Years	2.72

1 Year	19.40

Class Y Shares

Inception (6/23/05)	4.93%

5 Years	3.21

1 Year	19.84

Institutional Class Shares

Inception	4.76%

5 Years	3.05

1 Year	20.12
Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Van Kampen American Franchise Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen American Franchise Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen American Franchise Fund. Share class returns will differ from the predecessor fund because of different expenses.
     Class R shares incepted on May 23, 2011. Performance shown prior to that date is that of the predecessor fund’s Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Average Annual Total Returns
As of 6/30/11, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (6/23/05)	5.34%

5 Years	4.57

1 Year	24.12

Class B Shares

Inception (6/23/05)	5.51%

5 Years	4.60

1 Year	25.27

Class C Shares

Inception (6/23/05)	5.57%

5 Years	5.00

1 Year	29.63

Class R Shares

Inception	6.05%

5 Years	5.48

1 Year	31.02

Class Y Shares

Inception (6/23/05)	6.56%

5 Years	5.97

1 Year	31.49

Institutional Class Shares

Inception	6.37%

5 Years	5.80

1 Year	31.73
     Institutional Class shares incepted on December 22, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.05%, 1.22%, 1.79%, 1.30%, 0.80% and 0.71%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.24%, 1.58%, 1.98%, 1.49%, 0.99% and 0.71%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses on Class B shares, performance would have been lower.

[1]	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser (all shares classes) and contractual fee waivers by the distributor (Class B shares only) in effect through at least June 30, 2013. See current prospectus for more information.

7	Invesco Van Kampen American Franchise Fund

Invesco Van Kampen American Franchise Fund’s investment objective is to seek long-term capital appreciation.
■	Unless otherwise stated, information presented in this report is as of August 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased or acquired by exchange from share classes other than Class B shares. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Active trading risk. The Fund may engage in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

■	Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security.

■	Foreign risks. The risks of investing in securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.

■	Medium and large-sized companies. The securities of medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in medium-sized companies, the Fund may be subject to greater investment risk than that assumed through investment in the equity securities of larger-sized companies.

■	Risks of using derivative instruments. Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transaction may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

■	Futures risk. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events.

■	Swaps risk. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Swaps are subject to credit risk and counterparty risk.

■	Options risk. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.
■	Exchange-traded funds (ETFs) risk. An investment by the Fund in ETFs generally presents the same primary risks as an investment in a mutual fund. In addition, ETFs may be subject to the following: (1) a discount of the ETF’s shares to its net asset value; (2) failure to develop an active trading market for the ETF’s shares; (3) the listing exchange halting trading of the ETF’s shares; (4) failure of the ETF’s shares to track the referenced index; and (5) holding troubled securities in the referenced index. ETFs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the ETFs in which it invests. Further, certain of the ETFs in which each Fund may invest are leveraged. The more a Fund invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments.

■	Management risk. As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks. The Russell 1000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Large-Cap Growth Funds Index is an unmanaged index considered representative of large-cap growth funds tracked by Lipper.
continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	VAFAX
Class B Shares	VAFBX
Class C Shares	VAFCX
Class R Shares	VAFRX
Class Y Shares	VAFIX
Institutional Class Shares	VAFNX

8	Invesco Van Kampen American Franchise Fund

Schedule of Investments(a)

August 31, 2011

	Shares	Value

Common Stocks & Other Equity Interests–95.95%
Advertising–0.00%
Interpublic Group of Cos., Inc. (The)	8,513	$73,467

Aerospace & Defense–2.88%
Precision Castparts Corp.	1,032,288	169,140,389

Apparel, Accessories & Luxury Goods–1.39%
Coach, Inc.	705,522	39,664,447

Prada S.p.A. (Italy)(b)	4,525,100	23,712,923

Prada S.p.A. (Italy)(b)(c)	3,450,100	18,079,591

		81,456,961

Application Software–1.42%
Citrix Systems, Inc.(b)	736,909	44,531,411

Salesforce.com, Inc.(b)	299,399	38,547,621

		83,079,032

Asset Management & Custody Banks–0.25%
Franklin Resources, Inc.	124,561	14,937,355

Auto Parts & Equipment–0.87%
BorgWarner, Inc.(b)	710,910	50,751,865

Automotive Retail–0.49%
AutoZone, Inc.(b)	94,064	28,877,648

Biotechnology–1.37%
Gilead Sciences, Inc.(b)	2,017,267	80,458,694

Cable & Satellite–4.44%
Comcast Corp.–Class A	4,173,328	89,768,285

DIRECTV–Class A(b)	3,887,984	170,954,657

		260,722,942

Casinos & Gaming–1.43%
Las Vegas Sands Corp.(b)	1,804,004	84,012,466

Communications Equipment–1.64%
F5 Networks, Inc.(b)	192,758	15,732,908

QUALCOMM, Inc.	1,559,481	80,250,892

		95,983,800

Computer Hardware–8.85%
Apple Inc.(b)	1,348,587	518,976,735

Computer Storage & Peripherals–1.24%
EMC Corp.(b)	2,554,975	57,716,885

SanDisk Corp.(b)	411,138	15,068,208

		72,785,093

Construction & Engineering–1.45%
Foster Wheeler AG (Switzerland)(b)	3,469,463	85,175,317

Construction & Farm Machinery & Heavy Trucks–0.89%
Cummins Inc.	560,973	52,125,611

Data Processing & Outsourced Services–2.43%
MasterCard, Inc.–Class A	151,355	49,903,257

Visa Inc.–Class A	1,054,978	92,711,467

		142,614,724

Department Stores–0.94%
Kohl’s Corp.	1,194,691	55,361,981

Diversified Metals & Mining–1.03%
Molycorp, Inc.(b)	1,069,333	60,438,701

Drug Retail–1.33%
CVS Caremark Corp.	2,176,923	78,173,305

Fertilizers & Agricultural Chemicals–3.13%
CF Industries Holdings, Inc.	229,953	42,040,008

Monsanto Co.	1,224,446	84,401,063

Mosaic Co. (The)	800,388	56,931,598

		183,372,669

Food Retail–0.99%
Kroger Co. (The)	2,466,720	58,115,923

General Merchandise Stores–0.42%
Dollar Tree, Inc.(b)	341,356	24,379,646

Gold–1.16%
Goldcorp, Inc. (Canada)	1,306,709	67,844,331

Health Care Equipment–0.81%
Baxter International Inc.	846,531	47,388,805

Health Care Services–2.29%
Express Scripts, Inc.(b)	1,248,954	58,625,901

Medco Health Solutions, Inc.(b)	1,400,362	75,815,598

		134,441,499

Health Care Technology–0.90%
Allscripts Healthcare Solutions, Inc.(b)	2,931,517	52,635,388

Heavy Electrical Equipment–1.38%
ABB Ltd.–ADR (Switzerland)(b)	3,803,766	80,906,103

Hotels, Resorts & Cruise Lines–0.48%
Starwood Hotels & Resorts Worldwide, Inc.	625,853	27,888,010

Household Products–2.19%
Procter & Gamble Co. (The)	2,014,709	128,296,669

Industrial Conglomerates–1.58%
Danaher Corp.	2,021,497	92,604,778

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen American Franchise Fund

	Shares	Value

Industrial Machinery–1.33%
Ingersoll-Rand PLC (Ireland)	2,327,997	$78,011,179

Integrated Oil & Gas–0.24%
Occidental Petroleum Corp.	164,570	14,274,802

Internet Retail–4.24%
Amazon.com, Inc.(b)	676,624	145,670,381

Netflix Inc.(b)	243,468	57,217,414

Priceline.com Inc.(b)	85,834	46,115,175

		249,002,970

Internet Software & Services–5.90%
Baidu, Inc.–ADR (China)(b)	1,184,904	172,735,305

Google Inc.–Class A(b)	320,263	173,249,473

		345,984,778

IT Consulting & Other Services–2.70%
Accenture PLC–Class A	1,314,793	70,459,757

Cognizant Technology Solutions Corp.–Class A(b)	1,388,884	88,124,690

		158,584,447

Life Sciences Tools & Services–3.13%
Agilent Technologies, Inc.(b)	2,244,169	82,742,511

Illumina, Inc.(b)	1,243,369	64,779,525

Waters Corp.(b)	448,097	35,789,507

		183,311,543

Managed Health Care–2.56%
UnitedHealth Group, Inc.	3,162,975	150,304,572

Oil & Gas Drilling–1.41%
Ensco PLC–ADR (United Kingdom)	1,716,023	82,815,270

Oil & Gas Equipment & Services–6.28%
Cameron International Corp.(b)	1,793,156	93,172,386

Halliburton Co.	1,928,650	85,574,201

National Oilwell Varco Inc.	1,688,535	111,645,934

Weatherford International Ltd. (Switzerland)(b)	4,552,024	77,976,171

		368,368,692

Oil & Gas Exploration & Production–1.66%
Anadarko Petroleum Corp.	633,932	46,752,485

EOG Resources, Inc.	549,310	50,860,613

		97,613,098

Other Diversified Financial Services–0.70%
JPMorgan Chase & Co.	1,089,185	40,909,789

Packaged Foods & Meats–1.06%
Mead Johnson Nutrition Co.	871,809	62,116,391

Pharmaceuticals–1.22%
Allergan, Inc.	874,317	71,527,874

Railroads–1.36%
Union Pacific Corp.	868,328	80,033,792

Restaurants–1.56%
Starbucks Corp.	2,372,826	91,638,540

Semiconductors–2.49%
Atmel Corp.(b)	6,368,188	58,014,193

Broadcom Corp.–Class A(b)	1,215,948	43,348,546

Xilinx, Inc.	1,443,138	44,939,317

		146,302,056

Soft Drinks–0.64%
Hansen Natural Corp.(b)	436,324	37,227,164

Systems Software–4.50%
Check Point Software Technologies Ltd. (Israel)(b)	814,209	44,325,538

Rovi Corp.(b)	4,496,391	219,828,556

		264,154,094

Trucking–0.87%
J.B. Hunt Transport Services, Inc.	1,268,347	50,974,866

Wireless Telecommunication Services–2.43%
America Movil SAB de C.V., Series L–ADR (Mexico)	1,724,420	44,076,175

American Tower Corp.–Class A(b)	1,829,548	98,539,455

		142,615,630

Total Common Stocks & Other Equity Interests (Cost $4,940,217,325)		5,628,791,454

Money Market Funds–3.62%
Liquid Assets Portfolio–Institutional Class(d)	106,236,678	106,236,678

Premier Portfolio–Institutional Class(d)	106,236,678	106,236,678

Total Money Market Funds (Cost $212,473,356)		212,473,356

TOTAL INVESTMENTS–99.57% (Cost $5,152,690,681)		5,841,264,810

OTHER ASSETS LESS LIABILITIES–0.43%		25,311,057

NET ASSETS–100.00%		$5,866,575,867

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at August 31, 2011 represented 0.31% of the Fund’s Net Assets.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen American Franchise Fund

Statement of Assets and Liabilities

August 31, 2011

Assets:
Investments, at value (Cost $4,940,217,325)	$5,628,791,454

Investments in affiliated money market funds, at value and cost	212,473,356

Total investments, at value (Cost $5,152,690,681)	5,841,264,810

Receivable for:
Investments sold	69,930,233

Fund shares sold	2,658,300

Dividends	1,830,259

Fund expenses absorbed	128,880

Investment for trustee deferred compensation and retirement plans	177,879

Other assets	47,543

Total assets	5,916,037,904

Liabilities:
Payable for:
Investments purchased	38,777,393

Fund shares reacquired	4,404,917

Accrued fees to affiliates	3,966,093

Accrued other operating expenses	1,811,852

Trustee deferred compensation and retirement plans	501,782

Total liabilities	49,462,037

Net assets applicable to shares outstanding	$5,866,575,867

Net assets consist of:
Shares of beneficial interest	$5,694,511,898

Undistributed net investment income (loss)	(486,292)

Undistributed net realized gain (loss)	(516,057,157)

Unrealized appreciation	688,607,418

$5,866,575,867

Net assets:
Class A	$4,894,162,947

Class B	$373,156,612

Class C	$266,990,495

Class R	$17,698,174

Class Y	$117,470,592

Institutional Class	$197,097,047

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	417,696,749

Class B	32,544,994

Class C	23,202,144

Class R	1,511,814

Class Y	9,974,293

Institutional Class	16,779,882

Class A:
Net asset value per share	$11.72

Maximum offering price per share (Net asset value of $11.72 ÷ 94.50%)	$12.40

Class B:
Net asset value and offering price per share	$11.47

Class C:
Net asset value and offering price per share	$11.51

Class R:
Net asset value and offering price per share	$11.71

Class Y:
Net asset value and offering price per share	$11.78

Institutional Class:
Net asset value and offering price per share	$11.75

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen American Franchise Fund

Statement of Operations

For the year ended August 31, 2011

Investment income:
Dividends (net of foreign withholding taxes of $46,090)	$12,340,923

Dividends from affiliated money market funds (includes securities lending income of $1,391)	43,460

Total investment income	12,384,383

Expenses:
Advisory fees	12,028,491

Administrative services fees	443,000

Custodian fees	103,292

Distribution fees:
Class A	4,020,465

Class B	992,873

Class C	808,144

Class R	25,544

Transfer agent fees — A,B,C and Y	4,749,109

Transfer agent fees — Institutional	9,667

Trustees’ and officers’ fees and benefits	40,763

Other	411,769

Total expenses	23,633,117

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(2,388,827)

Net expenses	21,244,290

Net investment income (loss)	(8,859,907)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $18,905,797)	121,389,093

Foreign currencies	(3,129)

121,385,964

Change in net unrealized appreciation (depreciation) of:
Investment securities	(601,643,292)

Foreign currencies	(1,093)

(601,644,385)

Net realized and unrealized gain (loss)	(480,258,421)

Net increase (decrease) in net assets resulting from operations	$(489,118,328)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen American Franchise Fund

Statement of Changes in Net Assets

For the years ended August 31, 2011 and 2010.

	August 31,	August 31,
	2011	2010

Operations:
Net investment income (loss)	$(8,859,907)	$(76,085)

Net realized gain	121,385,964	45,695,543

Change in net unrealized appreciation (depreciation)	(601,644,385)	(15,933,096)

Net increase (decrease) in net assets resulting from operations	(489,118,328)	29,686,362

Distributions to shareholders from net investment income:
Class A	—	(2,517,727)

Class B	—	(162,720)

Class C	—	(152,378)

Class Y	—	(39,480)

Total distributions from net investment income	—	(2,872,305)

Share transactions–net:
Class A	5,136,608,852	(52,924,797)

Class B	381,002,155	(3,593,784)

Class C	261,483,995	(4,023,023)

Class R	19,367,257	—

Class Y	124,644,695	995,024

Institutional Class	215,213,465	—

Net increase (decrease) in net assets resulting from share transactions	6,138,320,419	(59,546,580)

Net increase (decrease) in net assets	5,649,202,091	(32,732,523)

Net assets:
Beginning of year	217,373,776	250,106,299

End of year (includes undistributed net investment income (loss) of $(486,292) and $(165,074), respectively)	$5,866,575,867	$217,373,776

Notes to Financial Statements

August 31, 2011

NOTE 1—Significant Accounting Policies

Invesco Van Kampen American Franchise Fund (the “Fund”), is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust), (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twelve separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is to seek long-term capital appreciation.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the

13        Invesco Van Kampen American Franchise Fund

security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

14        Invesco Van Kampen American Franchise Fund

D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets. Prior to the Reorganization, incremental transfer agency fees which are unique to each class of shares of the Acquired Fund were charged to the operations of such class.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.695%

Next $250 million	0.67%

Next $500 million	0.645%

Next $550 million	0.62%

Next $3.45 billion	0.60%

Next $250 million	0.595%

Next $2.25 billion	0.57%

Next $2.5 billion	0.545%

Next $10 billion	0.52%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

15        Invesco Van Kampen American Franchise Fund

  Effective May 23, 2011, the Adviser has contractually agreed, through at least June 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 1.05%, 1.22%, 1.80%, 1.30%, 0.80% and 0.80%, respectively, of average daily net assets. Prior to May 23, 2011, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, and Class Y shares to 1.35%, 2.10%, 2.10%, and 1.10%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended August 31, 2011, the Adviser waived advisory fees of $43,931 and reimbursed class level expenses of $1,679,217, $141,151, $106,996, $6,030 and $43,557 of Class A, Class B, Class C, Class R and Class Y shares, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares, Class C shares and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.
  Effective May 23, 2011, IDI has contractually agreed to limit Rule 12b-1 plan fees on Class B shares to 0.42% of average net assets through at least June 30, 2013.
  For the year ended August 31, 2011, 12b-1 fees before fee waivers incurred under the Plan are detailed in the Statement of Operations as distribution fees. For the year ended August 31, 2011, 12b-1 fees incurred for Class B shares were $631,292 after fee waivers of $361,581.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2011, IDI advised the Fund that IDI retained $202,185 in front-end sales commissions from the sale of Class A shares and $659, $173,993 and $12,870 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, Invesco Ltd., IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of August 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

16        Invesco Van Kampen American Franchise Fund

  During the year ended August 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$5,841,264,810	$—	$—	$5,841,264,810

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended August 31, 2011, the Fund paid legal fees of $3,289 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2011, the Fund engaged in securities purchases of $88,475,587 and securities sales of $67,496,088, which resulted in net realized gains of $18,905,797.

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2011, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $6,364.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2011 and 2010:

	2011	2010

Ordinary income	$—	$2,872,305

Long-term capital gain	—	—

Total distributions	$—	$2,872,305

Tax Components of Net Assets at Period-End:

2011

Undistributed long-term gain	$59,743,192

Net unrealized appreciation — investments	659,737,714

Net unrealized appreciation — other investments	33,289

Temporary book/tax differences	(469,018)

Post-October deferrals	(17,274)

Capital loss carryforward	(546,963,934)

Shares of beneficial interest	5,694,511,898

Total net assets	$5,866,575,867

17        Invesco Van Kampen American Franchise Fund

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $77,197,203 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of August 31, 2011 which expires as follows:

Capital Loss
Expiration	Carryforward*

August 31, 2016	$436,460,438

August 31, 2018	110,503,496

Total capital loss carryforward	$546,963,934

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

  To the extent that unrealized gains as of May 23, 2011, the date of reorganization of Invesco Large Cap Growth Fund, Invesco Van Kampen Capital Growth Fund and Invesco Van Kampen Enterprise Fund into the Fund and realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2011 was $2,844,440,613 and $1,197,132,648, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$878,256,413

Aggregate unrealized (depreciation) of investment securities	(218,518,699)

Net unrealized appreciation of investment securities	$659,737,714

Cost of investments for tax purposes is $5,181,527,096.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, merger expenses and net operating losses, on August 31, 2011, undistributed net investment income (loss) was increased by $9,003,234, undistributed net realized gain (loss) was decreased by $11,837,676, and shares of beneficial interest increased by $2,834,442.
  Further, as a result of tax deferrals acquired in the reorganization of Invesco Large Cap Growth Fund, Invesco Van Kampen Capital Growth Fund and Invesco Van Kampen Enterprise Fund into the Fund, undistributed net investment income (loss) was decreased by $464,545, undistributed net realized gain (loss) was decreased by $562,579,394 and shares of beneficial interest increased by $563,043,939. These reclassifications had no effect on the net assets of the Fund.

18        Invesco Van Kampen American Franchise Fund

NOTE 11—Share Information

	Summary of Share Activity

	Year ended August 31,
	2011(a)		2010
	Shares	Amount	Shares	Amount

Sold:
Class A	15,799,630	$194,566,281	2,227,115	$22,019,702

Class B	715,055	8,527,696	278,730	2,757,084

Class C	2,491,661	30,223,787	251,034	2,484,206

Class R	128,847	1,596,002	—	—

Class Y	4,844,371	60,928,311	316,694	3,116,556

Institutional Class	1,771,287	22,307,656	—	—

Issued as reinvestment of dividends:
Class A	—	—	254,295	2,479,382

Class B	—	—	16,396	158,221

Class C	—	—	14,122	136,561

Class Y	—	—	1,781	17,399

Issued in connection with acquisitions:(b)
Class A	407,652,673	5,222,483,910	—	—

Class B	34,111,525	427,773,604	—	—

Class C	20,203,402	254,475,232	—	—

Class R	1,514,559	19,398,869	—	—

Class Y	7,427,093	95,663,760	—	—

Institutional Class	16,008,613	205,368,045	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	2,508,702	30,977,368	45,762	461,494

Class B	(2,563,046)	(30,977,368)	(46,387)	(461,494)

Reacquired:
Class A	(25,492,374)	(311,418,707)	(7,851,906)	(77,885,375)

Class B	(2,034,031)	(24,321,777)	(614,432)	(6,047,595)

Class C	(1,944,263)	(23,215,024)	(674,167)	(6,643,790)

Class R	(131,592)	(1,627,614)	—	—

Class Y	(2,560,884)	(31,947,376)	(217,671)	(2,138,931)

Institutional Class	(1,000,018)	(12,462,236)	—	—

Net increase (decrease) in share activity	479,451,210	$6,138,320,419	(5,998,634)	$(59,546,580)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 25% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the open of business on May 23, 2011, the Fund acquired all the net assets of Invesco Large Cap Growth Fund, Invesco Van Kampen Capital Growth Fund and Invesco Van Kampen Enterprise Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of Invesco Large Cap Growth Fund, Invesco Van Kampen Capital Growth Fund and Invesco Van Kampen Enterprise Fund on April 14, 2011. The acquisition was accomplished by a taxable exchange of 486,917,865 shares of the Fund for 106,999,397, 277,821,622 and 50,537,139 shares outstanding of Invesco Large Cap Growth Fund, Invesco Van Kampen Capital Growth Fund and Invesco Van Kampen Enterprise Fund, respectively, as of the close of business on May 20, 2011. Each class of Invesco Large Cap Growth Fund, Invesco Van Kampen Capital Growth Fund and Invesco Van Kampen Enterprise Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of Invesco Large Cap Growth Fund, Invesco Van Kampen Capital Growth Fund and Invesco Van Kampen Enterprise Fund to the net asset value of the Fund on the close of business, May 20, 2011. Invesco Large Cap Growth Fund, Invesco Van Kampen Capital Growth Fund and Invesco Van Kampen Enterprise Fund net assets at that date of $1,350,805,388, $3,945,324,161 and $929,033,871, respectively, including $1,276,200,577 of unrealized appreciation, was combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $392,208,046. The net assets of the Fund immediately following the acquisition were $6,617,371,465.

19        Invesco Van Kampen American Franchise Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
			Net gains									expenses		expenses
			(losses)									to average		to average net		Ratio of net
	Net asset	Net	on securities		Dividends	Distributions						net assets		assets without		investment
	value,	investment	(both	Total from	from net	from net		Net asset			Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total		end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	Distributions	of period	Return		(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Year ended 08/31/11	$9.79	$(0.05)	$1.98	$1.93	$0.00	$0.00	$0.00	$11.72	19.71	%(c)	$4,894,163	1.06	%(d)	1.17	%(d)	(0.43	)%(d)	179%
Year ended 08/31/10	8.87	0.01	1.03	1.04	(0.12)	0.00	(0.12)	9.79	11.75	(c)	168,731	1.30		1.30		0.11		101
Year ended 08/31/09	10.23	0.13	(1.33)	(1.20)	(0.16)	0.00	(0.16)	8.87	(11.40	)(e)	200,127	1.35		1.41		1.60		105
Year ended 08/31/08	12.19	0.13	(1.20)	(1.07)	(0.31)	(0.58)	(0.89)	10.23	(9.31	)(e)	241,026	1.24		1.24		1.22		18
Year ended 08/31/07	11.41	0.36	0.52	0.88	(0.10)	0.00	(0.10)	12.19	7.75	(e)	394,013	1.19		1.19		2.93		39

Class B
Year ended 08/31/11	9.64	(0.08)	1.91	1.83	0.00	0.00	0.00	11.47	18.98	(c)(f)	373,157	1.28	(d)(f)	1.65	(d)(f)	(0.64	)(d)(f)	179
Year ended 08/31/10	8.75	(0.06)	1.01	0.95	(0.06)	0.00	(0.06)	9.64	10.89	(c)	22,332	2.05		2.05		(0.64)		101
Year ended 08/31/09	10.08	0.07	(1.31)	(1.24)	(0.09)	0.00	(0.09)	8.75	(12.09	)(g)	23,466	2.10		2.16		0.86		105
Year ended 08/31/08	12.03	0.05	(1.18)	(1.13)	(0.24)	(0.58)	(0.82)	10.08	(9.98	)(g)	28,330	2.00		2.00		0.45		18
Year ended 08/31/07	11.30	0.26	0.53	0.79	(0.06)	0.00	(0.06)	12.03	7.01	(g)	38,428	1.95		1.95		2.15		39

Class C
Year ended 08/31/11	9.68	(0.11)	1.94	1.83	0.00	0.00	0.00	11.51	18.90	(c)(h)	266,990	1.60	(d)(h)	1.71	(d)(h)	(0.97	)(d)(h)	179
Year ended 08/31/10	8.76	(0.05)	1.03	0.98	(0.06)	0.00	(0.06)	9.68	11.14	(c)(h)	23,718	1.93	(h)	1.93	(h)	(0.52	)(h)	101
Year ended 08/31/09	10.10	0.06	(1.30)	(1.24)	(0.10)	0.00	(0.10)	8.76	(12.11	)(i)	25,063	2.16		2.22		0.78		105
Year ended 08/31/08	12.02	0.06	(1.18)	(1.12)	(0.22)	(0.58)	(0.80)	10.10	(9.89	)(i)(j)	26,600	1.92	(j)	1.92	(j)	0.55	(j)	18
Year ended 08/31/07	11.30	0.26	0.53	0.79	(0.07)	0.00	(0.07)	12.02	6.99	(i)	46,382	1.95		1.95		2.15		39

Class R
Year ended 08/31/11(k)	12.81	(0.02)	(1.08)	(1.10)	0.00	0.00	0.00	11.71	(8.59	)(c)	17,698	1.30	(d)(l)	1.42	(d)(l)	(0.66	)(d)(l)	179

Class Y
Year ended 08/31/11	9.83	(0.02)	1.97	1.95	0.00	0.00	0.00	11.78	19.84	(c)	117,471	0.81	(d)	0.92	(d)	(0.18	)(d)	179
Year ended 08/31/10	8.91	0.04	1.02	1.06	(0.14)	0.00	(0.14)	9.83	11.95	(c)	2,592	1.05		1.05		0.35		101
Year ended 08/31/09	10.27	0.14	(1.31)	(1.17)	(0.19)	0.00	(0.19)	8.91	(11.07	)(m)	1,451	1.10		1.18		1.77		105
Year ended 08/31/08	12.23	0.18	(1.22)	(1.04)	(0.34)	(0.58)	(0.92)	10.27	(9.05	)(m)	108	1.00		1.00		1.65		18
Year ended 08/31/07	11.44	0.42	0.48	0.90	(0.11)	0.00	(0.11)	12.23	7.93	(m)	1,635	0.93		0.93		3.42		39

Institutional Class
Year ended 08/31/11(k)	12.07	(0.00)	(0.32)	(0.32)	0.00	0.00	0.00	11.75	(2.65	)(c)	197,097	0.66	(d)(l)	0.66	(d)(l)	(0.03	)(d)(l)	179

(a)	Calculated using average shares outstanding.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ending August 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $4,947,460,310 and sold of $2,251,028,915 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Large Cap Growth Fund, Invesco Van Kampen Capital Growth Fund and Invesco Van Kampen Enterprise Fund into the Fund.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d)	Ratios are based on average daily net assets (000’s omitted) of $1,608,186, $135,181, $102,470, $5,109, $41,714 and $55,810 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(e)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.47%.
(g)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(h)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.79% and 0.88% for the period ended August 31, 2011 and 2010, respectively.
(i)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(j)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of less than 1%.
(k)	Commencement date of May 23, 2011 for Class R and December 22, 2010 for Institutional Class.
(l)	Annualized.
(m)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

20        Invesco Van Kampen American Franchise Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)
and Shareholders of Invesco Van Kampen American Franchise Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen American Franchise Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2011, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended August 31, 2009 and prior were audited by other independent auditors whose report dated October 26, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

October 21, 2011
Houston, Texas

21        Invesco Van Kampen American Franchise Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class R shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 23, 2011, through August 31, 2011. The actual ending account value and expenses of the Class R shares in the example below are based on an investment of $1,000 invested as of close of business May 20, 2011 (commencement date) and held through August 31, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period (as of close of business May 20, 2011 through August 31, 2011 for the Class R shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class R shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

Hypothetical expenses for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/11)	(08/31/11)[1]	Period[2,4]	(08/31/11)	Period[2,5]	Ratio[3]
A	$1,000.00	$916.30	$5.12	$1,019.86	$5.40	1.06%

B	1,000.00	913.10	5.83	1,019.11	6.16	1.21

C	1,000.00	912.80	7.71	1,017.14	8.13	1.60

R	1,000.00	914.10	6.27	1,018.65	6.61	1.30

Y	1,000.00	916.00	3.91	1,021.12	4.13	0.81

Institutional	1,000.00	917.30	3.19	1,021.88	3.36	0.66

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2011 through August 31, 2011 (as of close of business May 23, 2011 through August 31, 2011 for Class R shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year. Class R shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 101 (as of close of business May 23, 2011 through August 31, 2011)/365. Because Class R shares have not been in existence for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
[3]	Effective May 23, 2011, the Fund’s adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expense of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 1.05%, 1.22%, 1.80%, 1.30%, 0.80% and 0.80% of average daily net assets, respectively. The annualized expense ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are 1.05%, 1.21%, 1.59%, 1.30%, 0.80% and 0.68% for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
[4]	The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $5.07, $5.83, $7.67, $6.27, $3.86 and $3.29 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
[5]	The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $5.35, $6.16, $8.08, $6.61, $4.08 and $3.47 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.

22        Invesco Van Kampen American Franchise Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Van Kampen American Franchise Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 14-15, 2011, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 80% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2011. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided. The Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies and limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees also considered information provided in connection with fund acquisitions approved by the Trustees to rationalize the Invesco Funds product range following the acquisition of the retail mutual fund business of Morgan Stanley (the Morgan Stanley Transaction). The Trustees recognized that the advisory fees for the Invesco Funds include advisory fees that are the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees inherited from Morgan Stanley and Van Kampen funds acquired in the Morgan Stanley Transaction. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. One Trustee may have weighed a particular piece of information differently than another Trustee.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 15, 2011, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Board met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ performance and investment process oversight, independent credit analysis and investment risk management.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and the advisory services are provided in accordance with the terms of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate and satisfactory and in accordance with the terms of the Fund’s sub-advisory contracts.

23        Invesco Van Kampen American Franchise Fund

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Large-Cap Growth Funds Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of the performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was below the median contractual advisory fee rate of funds in the expense group. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year and including only one fund per investment adviser. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board also compared the Fund’s effective fee rate (the advisory fee after advisory fee waivers and before expense limitations/waivers) to the advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board noted that the Fund’s rate was below the rate of the other mutual fund advised by Invesco Advisers with comparable investment strategies. The Board also noted that Invesco Advisers sub-advises two other mutual funds with investment strategies comparable to those of the Fund and that the sub-advisory rate was below the effective fee fate of the Fund.
  Other than the mutual funds described above, the Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts in a manner substantially similar to the management of the Fund.
  The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2013 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board also considered the effect this fee waiver would have on the Fund’s total estimated expenses.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers provides services to sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described above other than day-to-day portfolio management. The Board also noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  Based upon the information and considerations described above, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds.
  The Board concluded that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts. The Board concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

24        Invesco Van Kampen American Franchise Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	143	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	143	None

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	161	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	143	ACE Limited (insurance company); and Investment Company Institute

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and continues to serve as counsel to the Invesco Van Kampen closed-end funds.

T-1        Invesco Van Kampen American Franchise Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	161	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Bob R. Baker — 1936 Trustee	1983	Retired	143	None
		Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	143	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	143	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	161	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	161	Board of Nature’s Sunshine Products, Inc.
		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	143	Administaff
		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	143	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired	143	None
		Formerly: Chief Executive Officer, YWCA of the U.S.A.

Larry Soll — 1942 Trustee	1997	Retired	143	None
		Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)

T-2        Invesco Van Kampen American Franchise Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	161	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	143	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A
		Formerly: Director and Secretary, Van Kampen Advisors, Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services, Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)	N/A	N/A
		Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

T-3        Invesco Van Kampen American Franchise Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A
		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management) and Van Kampen Funds Inc.	N/A	N/A
		Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Investor Services Inc., Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.). Formerly: Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4        Invesco Van Kampen American Franchise Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-09913 and 333-36074.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-AMFR-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2011

Invesco Van Kampen Equity and Income Fund
Nasdaq:
A: ACEIX ■ B: ACEQX ■ C: ACERX ■ R: ACESX ■ Y: ACETX ■ Institutional: ACEKX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
20	Financial Statements
22	Notes to Financial Statements
32	Financial Highlights
33	Auditor’s Report
34	Fund Expenses
35	Approval of Investment Advisory and Sub-Advisory Agreements
37	Tax Information
T-1	Trustees and Officers

Letter to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance. I encourage you to read this report to learn more about your Fund’s short- and long-term performance and its holdings as of the close of the reporting period. This report also includes useful information about your Fund’s management team and a discussion of how your Fund was managed during the reporting period.
       Data indicated that economic growth in the U.S. and most of Europe was anemic during the reporting period. In the U.S., unemployment remained high, and the housing market remained weak. Concerns about European sovereign debt persisted. Nonetheless, equity markets rose in late 2010 and early 2011 as investors anticipated better news ahead. But contentious negotiations to raise the U.S. government’s debt ceiling heightened investor unease, and following the first-ever downgrade of U.S. creditworthiness in August, global stock markets declined as many investors sought safer havens.
Where you can get current information about your Fund
In light of economic uncertainty and market volatility, I suggest you check the timely market updates and commentary from many of our fund managers and other investment professionals at invesco.com/us. On our website, you also can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
As we’ve seen over the last several years, market conditions can change — often suddenly and dramatically. That’s one reason financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it can cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals — financing your retirement or your children’s education, for example — may help you avoid making rash investment decisions based on short-term market swings.
     Invesco’s investment professionals apply these same principles to the funds they manage.
     Invesco offers a broad array of traditional mutual funds, as well as other investment products, including single-country, sector, regional and global investments spanning equity, fixed income and alternative asset classes. Across our product line, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus — investment management — that allows our fund managers to concentrate on doing what they do best: managing your money.
      Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be, and that it’s managed with a long-term focus.
      Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser will be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
      All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2	Invesco Van Kampen Equity and Income Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the world’s economies are gradually recovering from the financial crisis, it has not been a smooth path. Unrest in the Middle East, persistently weak job and housing markets in the U.S. and continued government balance sheet repair in Europe are contributing to a slow, labored march toward global recovery.
     In this environment, investors face risks that could make it more difficult to achieve their long-term financial goals — a secure retirement, home ownership, a child’s college education. Although the markets are complex and dynamic, there are ways to simplify the process and potentially increase your odds of achieving your goals. The best approach is to create a solid financial plan that helps you save and invest in ways that anticipate your needs over the long term.
     Your financial adviser can help you define your financial plan, develop an appropriate investment strategy and put you in a better position to achieve your financial goals over the long term. This can take some of the guesswork out of the process and help you make thoughtful investments. Your financial adviser also can help you better understand your tolerance for risk, so that your investment approach lets you sleep at night while getting you closer to your goals. Lastly, your financial adviser can develop an asset allocation strategy that seeks to balance your investment approach, providing some protection against a decline in the markets while allowing you to participate in rising markets. Invesco calls this type of approach “intentional investing.” It means thinking carefully, planning thoughtfully and acting deliberately.
      While no investment can guarantee favorable returns, your Board remains committed to managing costs and enhancing the performance of Invesco’s funds as part of our Investor First orientation. We continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Thanks to the approval of our fund shareholders, Invesco has made great progress in realigning our U.S. mutual fund product line following our acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. When completed, the realignment will reduce overlap in the product lineup, enhance efficiency across our product line and build a solid foundation for further growth to meet client and shareholder needs. I would like to thank those of you who voted your proxy, and I hope our shareholders haven’t been too inconvenienced by the process.
     As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of your Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Van Kampen Equity and Income Fund

Management’s Discussion of Fund Performance

Performance summary
For the 12 months ended August 31, 2011, Invesco Van Kampen Equity and Income Fund underperformed the Russell 1000 Value Index, the Fund’s broad market benchmark. As the Fund uses a bottom-up stock selection approach, stock selection in various sectors was the primary reason the Fund underperformed its benchmark.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 8/31/10 to 8/31/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	10.78%

Class B Shares	10.69

Class C Shares	9.95

Class R Shares	10.45

Class Y Shares	11.04

Institutional Class Shares	11.16

Russell 1000 Value Index▼ (Broad Market Index)	14.37

Barclays Capital U.S. Government/Credit Index▼ (Style-Specific Index)	4.34

▼ Lipper Inc.

How we invest
We call our investment philosophy value with a catalyst. We believe that undervalued companies which are experiencing positive changes (i.e., “catalysts”) have the potential to generate long-term stock price growth for shareholders. We generally seek to identify companies that are out of favor with investors, under earning relative to their potential and attractively valued. For these companies, we attempt to identify catalysts that may improve the financial results and/or correct the under valuation. Examples of catalysts typically include improved operational efficiency, changing industry dynamics and/or a change in management.
      We initially identify potential investments through a series of quantitative screens including, but not limited to, return on capital and enterprise value to sales metrics. We then conduct fundamental research on the most attractive opportunities. The research process includes a thorough review of a company’s financial statements, an evaluation of its competitive position and stability, and meetings with its executives. During the research process, we also value the company under various scenarios to determine if the investment is an attractive opportunity relative to its risks. This is also where we typically identify the positive catalyst, a pre-requisite for potential investment. Finally, we generally set a price target for a stock based on normalized earnings and historical valuation multiples.
      In short, our objective is to exploit negative sentiment toward a company’s stock by analyzing the company’s operations in the context of a cyclical environment and identifying one or more catalysts that may improve the company’s financial performance. Improved financial performance, in turn, has the potential to drive the company’s stock price higher.
      We typically sell an investment when it reaches our estimate of fair value or when we identify a more attractive investment opportunity.

Market conditions and your Fund
Equity markets were highly volatile during the fiscal year as investors weighed the competing issues of improved corporate profits, soft macro-economic data and debt issues in Europe and in the U.S. Corporate earnings were largely positive, but often overshadowed by concerns about high unemployment, a lack of consumer confidence, the growing debt contagion in Europe and the possibility of a downgrade of the U.S. credit rating. After a general rising trend through July 2011, the major equity indexes sold off precipitously in August as the U.S. received the first-ever downgrade to its credit rating from Standard & Poor’s, while the sovereign debt crisis unfolded in the Eurozone, prompting concerns of a “double-dip” recession. Even with the abrupt sell-off in August, major equity indexes recorded positive returns for the fiscal year, and all 10 sectors in the S&P 500 Index posted gains. Sector returns were mixed, as the energy sector returned the highest, followed by consumer discretionary and health care, with financials returning the lowest, with only slightly positive results.
     An underweight position in the financials sector was the largest relative contributor to Fund performance versus the Russell 1000 Value Index, its broad market benchmark, as financial stocks performed poorly toward the end of the reporting period. In general, we focused on what we believed were lower risk financial companies with stronger balance sheets and less credit risk given the systemic risk in most financial stocks.
      Stock selection in and an overweight allocation to the consumer discretionary sector also contributed to relative performance of the Fund, as media stocks, like Viacom performed well in this sector due to an increase in advertisement revenue over the reporting period.
      Strong stock selection in the materials sector was another driver of relative performance versus the benchmark, as holdings such as Dow Chemical performed extremely well. Though it was a long-term holding for the Fund, we sold our position in Dow Chemical during the reporting period, staying true to our value approach of selling an investment when it reaches our estimate of fair value in order to find more favorable investment opportunities that we consider undervalued.

Portfolio Composition
By security type

Common Stocks & Other Equity Interests	63.3%

Bonds & Notes	22.6

U.S. Treasury Securities	7.6

Preferred Stocks	1.8

U.S. Government Sponsored

Agency Securities	1.2

Municipal Obligations	0.1

Asset-Backed Securities	0.1

Money Market Funds

Plus Other Assets Less Liabilities	3.3

Total Net Assets	$10.9 billion

Total Number of Holdings*	401

Top 10 Equity Holdings*

1.	JP Morgan Chase & Co.	3.0%

2.	General Electric Co.	2.6

3.	Marsh & McLennan Cos., Inc.	2.1

4.	Anadarko Petroleum Corp.	1.7

5.	UnitedHealth Group. Inc.	1.7

6.	Pfizer, Inc.	1.7

7.	Viacom, Inc.-Class B	1.6

8.	eBay, Inc.	1.6

9.	American Electric Power Co., Inc.	1.6

10.	Proctor & Gamble Co. (The)	1.5
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding cash equivalent holdings.

4	AIM High Income Municipal Fund

     Stock selection in the information technology (IT) sector was the largest relative detractor from Fund performance during the reporting period. The portfolio was overweight in the sector versus the Russell 1000 Value Index and was adversely affected by exposure to stocks in the hardware and equipment industry. Notably affecting the Fund performance was Hewlett Packard, as the stock sold off significantly on the announcement the company was selling its PC business to purchase an enterprise software company. Cisco Systems also was a large detractor in the IT sector; however, the Fund sold this position during the early part of 2011.
     Stock selection in industrials also dampened relative performance versus the Russell 1000 Value Index. Notably, in the transportation industry, lack of exposure to railroad stocks that performed well during the period detracted from relative performance.
     Finally, stock selection in the utilities sector also detracted from relative performance. Lack of exposure to multi-utilities stocks was one of the largest detractors in this sector.
     Currency forward contracts were used during the reporting period for the sole purpose of hedging currency exposure of U.S. dollar-denominated American Depositary Receipts (ADRs) in the Fund. An ADR is a negotiable security that represents the underlying securities of a non-U.S. company that trades in the U.S. financial markets, priced in U.S. dollars. The use of currency forward contracts had a slight positive effect on both absolute and relative Fund performance versus the Russell 1000 Value Index for the reporting period.
     The bond portion of the portfolio underperformed the Barclays Capital U.S. Government/Credit Index due largely to duration and yield curve positioning.
     Our short duration positioning, particularly our lack of exposure to the five-year segment of the yield curve, detracted from our relative performance as interest rates fell across the broader two- to 10-year section of the curve over the reporting period. Sector selection was a negligible detractor, as the detrimental effects from being underweight in energy, overweight in basic industrials and capital goods and overweight in consumer cyclicals offset the benefits of being underweight in U.S. Treasuries and overweight in cash for the reporting period.
     Security selection also had a very small negative overall effect on performance. Poor security selection in financials (notably banking), utilities and government-related credits adversely affected Fund returns.
     The Fund also used active duration and yield curve positioning for risk management and generating outperformance versus its benchmark. U.S. Treasury futures were the main tool used in managing duration. The use of U.S. Treasury futures for both duration and yield curve positioning had a slightly negative effect on absolute and relative performance for the reporting period.
     Equity markets experienced an increase in volatility during the fiscal year, ending with a sharp sell-off in August of 2011. We believe that market volatility and the market correction that began in the third quarter of 2011, created opportunities to invest in companies with attractive valuations and strong fundamentals. We believe that ultimately those valuations and fundamentals may be reflected in those companies’ stock prices.
     As always, we would like to caution investors against making investment decisions based on short-term performance. We recommend that you consult a financial adviser to discuss your individual financial program.
     Thank you for your investment in Invesco Van Kampen Equity and Income Fund and for sharing our long-term investment horizon.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Thomas Bastian
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Van Kampen Equity and Income Fund. He joined Invesco in 2010. Mr. Bastian earned a B.A. in accounting from St. John’s University and an M.B.A. in finance from the University of Michigan. He is a member of the CFA Institute and the Houston Society of Financial Analysts.
Chuck Burge
Portfolio manager, is manager of Invesco Van Kampen Equity and Income Fund. He joined Invesco in 2002. Mr. Burge earned a B.S. in economics from Texas A&M University and an M.B.A. in finance from Rice University.
Mark Laskin
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Equity and Income Fund. He joined Invesco in 2010. Mr. Laskin earned a B.A. in history from Swarthmore College and an M.B.A. and M.A. from the Wharton School and Lauder Institute, respectively, of the University of Pennsylvania.
Mary Jayne Maly
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Equity and Income Fund. She joined Invesco in 2010. Ms. Maly earned a B.A. from the University of Pittsburgh and an M.B.A. from the American Graduate School of International Management. She is a member of the Houston Society of Financial Analysts.
Sergio Marcheli
Portfolio manager, is manager of Invesco Van Kampen Equity and Income Fund. He joined Invesco in 2010. Mr. Marcheli earned a B.B.A. from the University of Houston and an M.B.A. from the University of St. Thomas.
James Roeder
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Equity and Income Fund. He joined Invesco in 2010. Mr. Roeder earned a B.S. in accounting from Clemson University and an M.B.A. in economics and finance from the University of Chicago Graduate School of Business. He is a member of the CFA Institute and the Houston Society of Financial Analysts.

5	Invesco Van Kampen Equity and Income Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Class
Fund and index data from 8/31/01

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

6	Invesco Van Kampen Equity and Income Fund

Average Annual Total Returns
As of 8/31/11, including maximum applicable sales charges

Class A Shares

Inception (8/3/60)	10.03%

10 Years	4.06

5 Years	0.94

1 Year	4.99

Class B Shares

Inception (5/1/92)	9.01%

10 Years	4.19

5 Years	1.57

1 Year	5.69

Class C Shares

Inception (7/6/93)	8.24%

10 Years	3.88

5 Years	1.34

1 Year	8.94

Class R Shares

Inception (10/1/02)	6.47%

5 Years	1.83

1 Year	10.45

Class Y Shares

Inception (12/22/04)	3.83%

5 Years	2.35

1 Year	11.04

Institutional Class Shares

10 Years	4.71%

5 Years	2.20

1 Year	11.16

Effective June 1, 2010, Class A, Class B, Class C, Class I and Class R shares of the predecessor fund, Van Kampen Equity and Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C, Class Y and Class R shares, respectively, of Invesco Van Kampen Equity and Income Fund. Returns shown above for Class A, Class B, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen Equity and Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

Average Annual Total Returns
As of 6/30/11, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (8/3/60)	10.24%

10 Years	4.77

5 Years	3.16

1 Year	15.97

Class B Shares

Inception (5/1/92)	9.55%

10 Years	4.88

5 Years	3.77

1 Year	17.59

Class C Shares

Inception (7/6/93)	8.81%

10 Years	4.60

5 Years	3.56

1 Year	20.84

Class R Shares

Inception (10/1/02)	7.57%

5 Years	4.08

1 Year	22.49

Class Y Shares

Inception (12/22/04)	5.20%

5 Years	4.59

1 Year	23.05

Institutional Class Shares

10 Years	5.41%

5 Years	4.42

1 Year	23.18

     Institutional Class shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 0.78%, 0.91%, 1.52%, 1.03%, 0.53% and 0.45%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

continued from page 8

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

7	Invesco Van Kampen Equity and Income Fund

Invesco Van Kampen Equity and Income Fund’s investment objective is to seek the highest possible income consistent with safety of principal. Long-term growth of capital is an important secondary investment objective.
■	Unless otherwise stated, information presented in this report is as of August 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased or acquired by exchange from share classes other than Class B shares. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. The securities of small- and medium-sized companies are subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies or the market averages in general. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of such securities tend to fall as interest rates rise, and such declines tend to be greater among securities with longer maturities. The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security.

■	Income risk. The ability of the Fund’s equity securities to generate income generally depends on the earnings and the continuing declaration of dividends by the issuers of such securities. The interest income on debt securities generally is affected by prevailing interest rates, which can vary widely over the short- and long-term. If dividends are reduced or discontinued
or interest rates drop, distributions to shareholders from the Fund may drop as well.

■	Call risk. If interest rates fall, it is possible that issuers of callable securities held by the Fund will call or prepay their securities before their maturity dates. In this event, the proceeds from the called securities would most likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders and termination of any conversion option on convertible securities.

■	Credit risk. Credit risk refers to an issuer’s ability to make timely payments of interest and principal. Because the Fund generally invests only in investment grade-quality debt securities, it is subject to a lower level of credit risk than a fund investing in lower-quality securities.

■	Foreign risks. The risks of investing in securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The Fund may also invest in issuers in developing or emerging market countries, which are subject to greater risks than investments in securities of issuers in developed countries.

■	Risks of investing in REITs. Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and certain other expenses. In addition, REITs depend upon specialized management skills, may less diversified, may have lower trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets.

■	Value investing. The Fund emphasizes a value style of investing. The Fund’s investment style presents the risk that the valuations may never improve or that the returns on value securities may be less than the returns on other styles of investing or the overall stock market. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund’s investments will vary and at times may be lower or higher than that of other types of investments.

■	Risks of derivatives. Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

About indexes used in this report
■	The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Barclays Capital U.S. Government/Credit Index includes treasuries and agencies that represent the government portion of the index, and includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements to represent the credit interests.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
continued on page 7

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	ACEIX
Class B Shares	ACEQX
Class C Shares	ACERX
Class R Shares	ACESX
Class Y Shares	ACETX
Institutional Class Shares	ACEKX

8	Invesco Van Kampen Equity and Income Fund

Schedule of Investments

August 31, 2011

	Shares	Value

Common Stocks & Other Equity Interests–63.26%(a)
Agricultural Products–0.50%
Archer-Daniels-Midland Co.	1,919,203	$54,658,901

Air Freight & Logistics–0.32%
FedEx Corp.	436,649	34,373,009

Asset Management & Custody Banks–0.98%
Northern Trust Corp.	1,354,580	52,056,509

State Street Corp.	1,551,573	55,111,873

		107,168,382

Cable & Satellite–2.28%
Comcast Corp.–Class A	6,515,026	140,138,209

Time Warner Cable, Inc.	1,647,954	107,940,987

		248,079,196

Computer Hardware–1.48%
Dell, Inc.(b)	4,782,488	71,091,684

Hewlett-Packard Co.	3,448,736	89,770,598

		160,862,282

Consumer Electronics–0.56%
Sony Corp.–ADR (Japan)	2,776,656	60,947,599

Data Processing & Outsourced Services–0.59%
Western Union Co.	3,896,435	64,369,106

Diversified Banks–1.02%
U.S. Bancorp	1,978,947	45,931,360

Wells Fargo & Co.	2,507,873	65,455,485

		111,386,845

Diversified Chemicals–0.63%
PPG Industries, Inc.	898,256	68,797,427

Diversified Support Services–0.46%
Cintas Corp.	1,552,694	49,655,154

Drug Retail–0.69%
Walgreen Co.	2,137,214	75,251,305

Electric Utilities–3.06%
American Electric Power Co., Inc.	4,516,416	174,469,150

Edison International	1,366,125	50,806,189

Entergy Corp.	662,685	43,213,689

FirstEnergy Corp.	1,458,903	64,556,457

		333,045,485

Food Distributors–0.86%
Sysco Corp.	3,369,034	94,097,120

Health Care Distributors–0.55%
Cardinal Health, Inc.	1,412,278	60,021,815

Health Care Equipment–0.70%
Medtronic, Inc.	2,162,756	75,847,853

Health Care Facilities–0.31%
HCA Holdings, Inc.(b)	1,667,788	33,405,794

Home Improvement Retail–0.98%
Home Depot, Inc. (The)	3,200,088	106,818,937

Household Products–1.89%
Energizer Holdings, Inc.(b)	503,728	38,021,389

Procter & Gamble Co. (The)	2,630,832	167,531,382

		205,552,771

Human Resource & Employment Services–0.49%
Manpower, Inc.	521,856	21,020,360

Robert Half International, Inc.	1,351,470	32,327,162

		53,347,522

Industrial Conglomerates–3.56%
General Electric Co.	17,587,921	286,858,991

Tyco International Ltd.	2,444,739	101,652,248

		388,511,239

Industrial Machinery–0.80%
Ingersoll-Rand PLC (Ireland)	2,611,284	87,504,127

Insurance Brokers–2.13%
Marsh & McLennan Cos., Inc.	7,824,062	232,531,123

Integrated Oil & Gas–4.25%
ConocoPhillips	547,273	37,252,873

Exxon Mobil Corp.	1,167,041	86,407,716

Hess Corp.	1,788,447	106,126,445

Occidental Petroleum Corp.	804,166	69,753,359

Royal Dutch Shell PLC–ADR (United Kingdom)	2,445,750	163,987,537

		463,527,930

Integrated Telecommunication Services–0.81%
Verizon Communications, Inc.	2,454,388	88,775,214

Internet Software & Services–2.28%
eBay, Inc.(b)	5,661,206	174,761,429

Yahoo! Inc.(b)	5,417,696	73,707,754

		248,469,183

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen Equity and Income Fund

	Shares	Value

Investment Banking & Brokerage–1.43%
Charles Schwab Corp. (The)	6,742,760	$83,138,231

Morgan Stanley	4,172,007	73,010,122

		156,148,353

IT Consulting & Other Services–0.65%
Amdocs Ltd.(b)	2,579,665	70,863,398

Life & Health Insurance–0.35%
Principal Financial Group, Inc.	1,514,035	38,395,928

Managed Health Care–1.90%
CIGNA Corp.	462,376	21,611,454

UnitedHealth Group, Inc.	3,893,128	185,001,443

		206,612,897

Movies & Entertainment–2.71%
Time Warner, Inc.	3,750,677	118,746,434

Viacom, Inc.–Class B	3,656,836	176,405,769

		295,152,203

Office Services & Supplies–0.46%
Avery Dennison Corp.	1,728,346	50,312,152

Oil & Gas Equipment & Services–1.66%
Baker Hughes, Inc.	855,288	52,266,650

Cameron International Corp.(b)	666,745	34,644,070

Schlumberger Ltd.	1,208,495	94,407,629

		181,318,349

Oil & Gas Exploration & Production–2.42%
Anadarko Petroleum Corp.	2,575,276	189,926,605

Devon Energy Corp.	1,091,468	74,034,275

		263,960,880

Oil & Gas Storage & Transportation–0.36%
Williams Cos., Inc. (The)	1,435,855	38,753,727

Other Diversified Financial Services–4.58%
Bank of America Corp.	7,231,082	59,077,940

Citigroup, Inc.	3,502,518	108,753,184

JPMorgan Chase & Co.	8,825,848	331,498,851

		499,329,975

Packaged Foods & Meats–2.00%
Kraft Foods, Inc.–Class A	3,222,935	112,867,184

Unilever N.V.–New York Shares (Netherlands)	3,099,661	105,388,474

		218,255,658

Personal Products–1.07%
Avon Products, Inc.	5,164,378	116,508,368

Pharmaceuticals–4.47%
Abbott Laboratories	1,111,120	58,344,911

Bristol-Myers Squibb Co.	4,537,587	134,993,213

Eli Lilly and Co.	379,998	14,253,725

Merck & Co., Inc.	2,933,301	97,150,929

Pfizer, Inc.	9,637,870	182,926,773

		487,669,551

Property & Casualty Insurance–0.54%
Chubb Corp. (The)	942,679	58,342,403

Regional Banks–2.19%
BB&T Corp.	2,300,157	51,270,500

Fifth Third Bancorp	3,310,354	35,155,960

PNC Financial Services Group, Inc.	2,372,831	118,973,746

Regions Financial Corp.	7,258,695	32,954,475

		238,354,681

Semiconductor Equipment–0.28%
Applied Materials, Inc.	2,737,932	30,993,390

Semiconductors–0.54%
Intel Corp.	2,845,627	57,282,472

STMicroelectronics N.V.–New York Shares (Switzerland)	153,425	1,021,810

		58,304,282

Soft Drinks–0.79%
Coca-Cola Co. (The)	1,227,338	86,465,962

Systems Software–1.48%
Microsoft Corp.	6,058,755	161,162,883

Wireless Telecommunication Services–1.20%
Vodafone Group PLC–ADR (United Kingdom)	4,962,883	130,722,338

Total Common Stocks & Other Equity Interests (Cost $6,932,996,054)		6,894,632,697

	Principal
	Amount	Value

Bonds & Notes–22.59%
Advertising–0.54%
Interpublic Group of Cos., Inc. (The),
Sr. Unsec. Conv. Global Putable Notes, 4.25%, 03/15/12	$37,739,000	$38,729,649

4.75%, 03/15/13	14,400,000	16,002,000

WPP Finance (United Kingdom), Sr. Unsec. Gtd. Global Notes, 8.00%, 09/15/14	3,225,000	3,762,584

		58,494,233

Aerospace & Defense–0.03%
Raytheon Co., Sr. Unsec. Notes, 1.63%, 10/15/15	2,910,000	2,924,876

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen Equity and Income Fund

	Principal
	Amount	Value

Agricultural Products–0.06%
Corn Products International, Inc., Sr. Unsec. Notes,
4.63%, 11/01/20	$1,875,000	$1,968,885

6.63%, 04/15/37	3,940,000	4,424,533

		6,393,418

Airlines–0.07%
Continental Airlines, Inc.–Series 2010-1, Class A, Sec. Pass Through Ctfs., 4.75%, 01/12/21	4,845,000	4,572,469

Delta Air Lines, Inc., Series 2001-1, Class A-2, Sr. Sec. Pass Through Ctfs., 7.11%, 09/18/11	300,000	300,060

Series 2010-1, Class A, Sec. Pass Through Ctfs., 6.20%, 07/02/18	3,112,777	3,184,759

		8,057,288

Alternative Carriers–0.13%
TW Telecom, Inc., Sr. Unsec. Conv. Putable Deb., 2.38%, 04/01/13	11,720,000	13,990,750

Application Software–0.20%
Cadence Design Systems, Inc.–Series B, Sr. Unsec. Conv. Global Notes, 1.50%, 12/15/13	22,000,000	21,257,500

Asset Management & Custody Banks–0.38%
Affiliated Managers Group, Inc., Sr. Unsec. Conv. Putable Notes, 3.95%, 08/15/13	39,246,000	41,846,047

Automobile Manufacturers–0.00%
Daimler Finance North America LLC, Unsec. Gtd. Unsub. Global Notes, 7.30%, 01/15/12	85,000	86,975

Automotive Retail–0.20%
Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 05/01/20	9,195,000	10,230,918

AutoZone, Inc., Sr. Unsec. Global Notes, 6.50%, 01/15/14	5,400,000	6,048,161

Sr. Unsec. Notes, 5.88%, 10/15/12	1,040,000	1,095,491

O’Reilly Automotive, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 01/14/21	3,855,000	4,132,050

		21,506,620

Biotechnology–1.27%
Amylin Pharmaceuticals, Inc., Sr. Unsec. Conv. Global Notes, 3.00%, 06/15/14	13,963,000	12,723,784

Dendreon Corp., Sr. Unsec. Conv. Notes, 2.88%, 01/15/16	50,896,000	38,935,440

Gilead Sciences, Inc., Sr. Conv. Notes, 1.63%, 05/01/16	75,120,000	86,763,600

		138,422,824

Brewers–0.14%
Anheuser-Busch InBev Worldwide, Inc.,
Sr. Unsec. Gtd. Global Notes,
3.63%, 04/15/15	6,145,000	6,644,158

5.38%, 01/15/20	950,000	1,113,695

FBG Financial Ltd. (Australia), Sr. Unsec. Gtd. Notes, 5.13%, 06/15/15(c)	6,965,000	7,705,809

		15,463,662

Broadcasting–0.07%
COX Communications, Inc., Deb., 7.25%, 11/15/15	5,000,000	5,978,772

Sr. Unsec. Global Notes, 5.45%, 12/15/14	400,000	446,632

Sr. Unsec. Notes, 8.38%, 03/01/39(c)	655,000	880,849

		7,306,253

Cable & Satellite–0.43%
Comcast Corp.,
Sr. Unsec. Gtd. Global Notes, 5.70%, 05/15/18	4,735,000	5,482,531

Sr. Unsec. Gtd. Notes, 6.45%, 03/15/37	2,000,000	2,224,983

DIRECTV Holdings LLC, Sr. Unsec. Gtd. Global Notes, 7.63%, 05/15/16	14,640,000	15,747,150

NBC Universal Media LLC, Sr. Unsec. Global Notes,
2.10%, 04/01/14	3,425,000	3,484,013

5.15%, 04/30/20	3,320,000	3,679,546

5.95%, 04/01/41	3,365,000	3,617,327

Time Warner Cable, Inc., Sr. Unsec. Gtd. Global Notes, 8.75%, 02/14/19	3,935,000	5,115,113

Sr. Unsec. Gtd. Notes, 5.88%, 11/15/40	7,235,000	7,534,177

		46,884,840

Casinos & Gaming–1.06%
International Game Technology, Sr. Unsec. Conv. Notes, 3.25%, 05/01/14	46,844,000	54,924,590

MGM Resorts International, Sr. Unsec. Gtd. Conv. Notes, 4.25%, 04/15/15	63,088,000	60,801,060

		115,725,650

Communications Equipment–1.02%
Alcatel-Lucent USA, Inc.–Series B, Sr. Unsec. Gtd. Conv. Putable Notes, 2.88%, 06/15/13	76,524,000	73,176,075

Ciena Corp., Sr. Unsec. Conv. Notes, 4.00%, 03/15/15(c)	3,355,000	3,279,512

JDS Uniphase Corp., Sr. Unsec. Conv. Putable Notes, 1.00%, 05/15/13(c)	34,000,000	33,362,500

Juniper Networks, Inc., Sr. Unsec. Notes, 4.60%, 03/15/21	1,730,000	1,820,168

		111,638,255

Computer & Electronics Retail–0.05%
Best Buy Co., Inc., Sr. Unsec. Notes, 5.50%, 03/15/21	6,025,000	5,812,482

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen Equity and Income Fund

	Principal
	Amount	Value

Computer Storage & Peripherals–0.83%
SanDisk Corp., Sr. Unsec. Conv. Notes, 1.00%, 05/15/13	$94,995,000	$90,482,737

Construction Materials–0.57%
Cemex S.A.B. de C.V. (Mexico), Unsec. Sub. Conv. Notes,
3.75%, 03/15/18(c)	25,350,000	17,745,000

4.88%, 03/15/15	60,100,000	44,849,625

		62,594,625

Consumer Finance–0.08%
American Express Credit Corp.–Series C, Sr. Unsec. Medium-Term Global Notes, 7.30%, 08/20/13	7,230,000	7,956,347

Capital One Financial Corp., Sr. Unsec. Notes, 6.75%, 09/15/17	220,000	250,905

		8,207,252

Department Stores–0.05%
Macy’s Retail Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.35%, 03/15/12	4,792,000	4,887,840

Diversified Banks–1.82%
Abbey National Treasury Services PLC (United Kingdom),
Sr. Gtd. Global Notes, 2.88%, 04/25/14	2,560,000	2,453,810

Sr. Unsec. Gtd. Global Notes, 4.00%, 04/27/16	2,930,000	2,807,903

Sr. Unsec. Gtd. Notes, 3.88%, 11/10/14(c)	4,750,000	4,633,725

Ally Financial, Inc., Gtd. Notes, 2.20%, 12/19/12	11,750,000	12,035,878

Bank of Nova Scotia (Canada), Sr. Unsec. Global Notes, 2.38%, 12/17/13	6,110,000	6,294,822

Barclays Bank PLC (United Kingdom), Sr. Unsec. Global Notes,
5.13%, 01/08/20	1,140,000	1,151,976

6.75%, 05/22/19	8,500,000	9,425,565

Unsec. Sub. Global Notes, 5.14%, 10/14/20	5,015,000	4,613,962

Commonwealth Bank of Australia (Australia), Sr. Unsec. Notes, 5.00%, 10/15/19(c)	6,235,000	6,653,675

Credit Suisse AG (Switzerland), Sub. Global Notes, 5.40%, 01/14/20	1,820,000	1,829,848

Unsec. Sub. Global Notes, 6.00%, 02/15/18	1,677,000	1,771,564

Danske Bank A/S (Denmark), Sr. Unsec. Notes, 3.88%, 04/14/16(c)	9,435,000	9,090,527

Groupe BPCE S.A. (France), Sr. Unsec. Notes, 2.38%, 10/04/13(c)	7,025,000	6,849,864

HBOS PLC (United Kingdom)–Series G, Unsec. Sub. Medium-Term Notes, 6.75%, 05/21/18(c)	8,535,000	8,021,506

HSBC Bank PLC (United Kingdom), Sr. Notes, 4.13%, 08/12/20(c)	8,540,000	8,447,493

HSBC Finance Corp., Sr. Unsec. Global Notes, 7.00%, 05/15/12	6,600,000	6,833,997

Sr. Unsec. Sub. Notes, 6.68%, 01/15/21(c)	828,000	814,778

ING Bank N.V. (Netherlands), Sr. Notes, 2.00%, 10/18/13(c)	4,500,000	4,441,653

Korea Development Bank (South Korea), Sr. Unsec. Gtd. Global Notes, 4.38%, 08/10/15	3,460,000	3,638,210

Lloyds TSB Bank PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 4.88%, 01/21/16	9,750,000	9,791,252

Sr. Unsec. Gtd. Medium-Term Notes, 5.80%, 01/13/20(c)	1,360,000	1,353,975

National Australia Bank Ltd. (Australia), Sr. Unsec. Bonds, 3.75%, 03/02/15(c)	3,390,000	3,556,735

Nordea Bank A.B. (Sweden), Sr. Notes, 4.88%, 01/27/20(c)	4,495,000	4,898,881

Series 2, Sr. Unsec. Notes, 3.70%, 11/13/14(c)	880,000	918,006

Rabobank Nederland N.V. (Netherlands), Sr. Unsec. Medium-Term Notes, 4.75%, 01/15/20(c)	9,100,000	10,039,997

Royal Bank of Scotland PLC (The) (United Kingdom), Sr. Unsec. Gtd. Floating Rate Medium-Term Notes, 0.40%, 10/28/11(c)	900,000	899,799

Sr. Unsec. Gtd. Global Notes, 4.88%, 03/16/15	8,215,000	8,269,767

Santander U.S. Debt S.A. Unipersonal (Spain), Sr. Unsec. Gtd. Notes, 3.72%, 01/20/15(c)	3,200,000	2,947,333

Societe Generale (France), Sr. Unsec. Notes, 2.50%, 01/15/14(c)	11,940,000	11,307,380

Standard Chartered Bank (United Kingdom), Unsec. Sub. Notes, 6.40%, 09/26/17(c)	2,310,000	2,564,004

Standard Chartered PLC (United Kingdom),
Sr. Unsec. Notes,
3.85%, 04/27/15(c)	4,190,000	4,323,534

5.50%, 11/18/14(c)	1,140,000	1,243,869

U.S. Bancorp., Sr. Unsec. Notes, 2.00%, 06/14/13	8,165,000	8,350,157

U.S. Bank N.A., Sub. Variable Rate Notes, 3.78%, 04/29/20	8,200,000	8,634,420

Wells Fargo & Co., Sr. Unsec. Global Notes, 3.63%, 04/15/15	750,000	791,107

Sr. Unsec. Notes, 5.63%, 12/11/17	8,095,000	9,261,314

Westpac Banking Corp. (Australia), Sr. Unsec. Global Notes, 2.10%, 08/02/13	7,235,000	7,335,085

		198,297,371

Diversified Capital Markets–0.10%
Credit Suisse New York (Switzerland), Sr. Unsec. Medium-Term Global Notes, 5.30%, 08/13/19	3,630,000	3,737,172

UBS AG (Switzerland), Sr. Unsec. Global Deposit Notes, 3.88%, 01/15/15	1,435,000	1,480,962

Sr. Unsec. Medium-Tem Loan Global Notes, 5.88%, 12/20/17	5,200,000	5,501,706

Sr. Unsec. Medium-Term Global Notes, 5.75%, 04/25/18	520,000	550,267

		11,270,107

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen Equity and Income Fund

	Principal
	Amount	Value

Diversified Metals & Mining–0.19%
Anglo American Capital PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 9.38%, 04/08/19(c)	$3,185,000	$4,275,391

Freeport-McMoRan Copper & Gold, Inc., Sr. Unsec. Notes, 8.38%, 04/01/17	5,865,000	6,330,534

Rio Tinto Finance USA Ltd. (Australia), Sr. Unsec. Gtd. Global Notes, 9.00%, 05/01/19	5,240,000	7,251,873

Southern Copper Corp., Sr. Unsec. Global Notes,
5.38%, 04/16/20	1,170,000	1,240,487

6.75%, 04/16/40	1,695,000	1,729,081

		20,827,366

Diversified Real Estate Activities–0.01%
Brookfield Asset Management, Inc. (Canada),
Sr. Unsec. Notes, 7.13%, 06/15/12	1,410,000	1,475,833

Diversified REIT’s–0.17%
Dexus Diversified Trust/Dexus Office Trust (Australia), Sr. Unsec. Gtd. Notes, 5.60%, 03/15/21(c)	16,355,000	17,963,685

Qatari Diar Finance QSC (Qatar), Unsec. Gtd. Unsub. Notes, 5.00%, 07/21/20(c)	440,000	480,313

		18,443,998

Diversified Support Services–0.06%
Cintas Corp. No. 2, Sr. Unsec. Gtd. Notes, 2.85%, 06/01/16	6,305,000	6,565,472

Drug Retail–0.08%
CVS Caremark Corp., Sec. Global Pass-Through Ctfs., 6.04%, 12/10/28	7,609,666	8,358,682

Electric Utilities–0.12%
Electricite de France S.A. (France), Sr. Unsec. Notes, 4.60%, 01/27/20(c)	2,150,000	2,292,813

Enel Finance International N.V. (Luxembourg), Sr. Unsec. Gtd. Notes,
3.88%, 10/07/14(c)	600,000	604,534

5.13%, 10/07/19(c)	6,755,000	6,784,195

Iberdola Finance Ireland Ltd. (Ireland), Unsec. Gtd. Unsub. Notes, 3.80%, 09/11/14(c)	2,175,000	2,192,808

Ohio Power Co.–Series M, Sr. Unsec. Notes, 5.38%, 10/01/21	1,050,000	1,216,440

PPL Electric Utilities Corp., Sec. First Mortgage Bonds, 6.25%, 05/15/39	355,000	446,669

		13,537,459

Electronic Components–0.02%
Corning, Inc., Sr. Unsec. Notes,
6.63%, 05/15/19	730,000	891,899

7.25%, 08/15/36	1,185,000	1,432,172

		2,324,071

Environmental & Facilities Services–0.06%
Waste Management, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 03/15/14	6,205,000	6,785,451

Food Retail–0.12%
Delhaize Group S.A. (Belgium), Sr. Unsec. Gtd. Bonds, 5.88%, 02/01/14	3,850,000	4,244,661

Kroger Co., Sr. Unsec. Gtd. Global Notes, 6.90%, 04/15/38	1,000,000	1,253,590

Safeway, Inc., Sr. Unsec. Global Notes, 3.95%, 08/15/20	7,250,000	7,264,613

		12,762,864

General Merchandise Stores–0.06%
Family Dollar Stores, Inc., Sr. Unsec. Notes, 5.00%, 02/01/21	6,310,000	6,256,756

Gold–0.16%
Barrick Gold Corp. (Canada), Sr. Unsec. Notes, 2.90%, 05/30/16(c)	6,045,000	6,297,086

Gold Fields Orogen Holding BVI Ltd. (South Africa), Sr. Unsec. Gtd. Notes, 4.88%, 10/07/20(c)	12,145,000	11,380,604

		17,677,690

Health Care Equipment–0.51%
CareFusion Corp., Sr. Unsec. Global Notes, 4.13%, 08/01/12	4,770,000	4,887,806

NuVasive, Inc., Sr. Unsec. Conv. Notes, 2.75%, 07/01/17	13,684,000	12,862,960

Teleflex, Inc., Sr. Unsec. Sub. Conv. Notes, 3.88%, 08/01/17	33,647,000	37,726,699

		55,477,465

Health Care Facilities–0.43%
Lifepoint Hospitals, Inc., Sr. Unsec. Sub. Conv. Notes, 3.50%, 05/15/14	46,059,000	46,807,459

Health Care Services–0.52%
Express Scripts, Inc.,
Sr. Unsec. Gtd. Global Notes,
5.25%, 06/15/12	14,295,000	14,771,032

6.25%, 06/15/14	1,300,000	1,449,479

Sr. Unsec. Gtd. Notes, 3.13%, 05/15/16	3,800,000	3,904,203

Medco Health Solutions, Inc., Sr. Unsec. Notes, 2.75%, 09/15/15	3,535,000	3,614,300

Omnicare, Inc., Sr. Conv. Sub. Notes, 3.75%, 12/15/25	14,335,000	17,990,425

Series OCR, Sr. Unsec. Gtd. Conv. Putable Deb., 3.25%, 12/15/15	16,126,000	14,634,345

		56,363,784

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen Equity and Income Fund

	Principal
	Amount	Value

Hotels, Resorts & Cruise Lines–0.42%
Gaylord Entertainment Co., Sr. Gtd. Conv. Notes, 3.75%, 10/01/14(c)	$31,562,000	$35,743,965

Hyatt Hotels Corp., Sr. Unsec. Notes, 5.75%, 08/15/15(c)	1,400,000	1,508,386

Wyndham Worldwide Corp., Sr. Unsec. Notes,
5.63%, 03/01/21	8,170,000	8,282,338

7.38%, 03/01/20	430,000	478,644

		46,013,333

Housewares & Specialties–0.08%
Tupperware Brands Corp., Sr. Unsec. Gtd. Notes, 4.75%, 06/01/21(c)	8,615,000	8,873,442

Hypermarkets & Super Centers–0.01%
Wal-Mart Stores, Inc., Sr. Unsec. Global Notes, 6.50%, 08/15/37	730,000	914,164

Independent Power Producers & Energy Traders–0.01%
Indianapolis Power & Light Co., Sr. Sec. Notes, 6.30%, 07/01/13(c)	1,330,000	1,442,575

Industrial Conglomerates–0.59%
General Electric Capital Corp., Series G, Sr. Gtd. Medium-Term Global Notes, 2.63%, 12/28/12	48,180,000	49,629,119

Sr. Unsec. Medium-Term Notes, 6.00%, 08/07/19	8,500,000	9,564,192

General Electric Co., Sr. Unsec. Global Notes, 5.25%, 12/06/17	4,445,000	4,995,529

Koninklije Philips Electronics N.V. (Netherlands), Sr. Unsec. Global Notes, 5.75%, 03/11/18	115,000	132,995

		64,321,835

Industrial Machinery–0.13%
Pentair, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 05/15/21	13,490,000	14,135,226

Integrated Oil & Gas–0.05%
Hess Corp., Sr. Unsec. Global Notes, 5.60%, 02/15/41	3,325,000	3,464,288

Shell International Finance B.V. (Netherlands), Sr. Unsec. Gtd. Global Notes, 3.10%, 06/28/15	1,965,000	2,090,478

		5,554,766

Integrated Telecommunication Services–0.32%
AT&T Corp., Sr. Unsec. Gtd. Global Notes, 8.00%, 11/15/31	63,000	85,591

AT&T, Inc., Sr. Unsec. Global Notes,
2.50%, 08/15/15	450,000	461,341

5.35%, 09/01/40	2,077,000	2,143,366

6.15%, 09/15/34	3,675,000	3,918,784

Deutsche Telekom International Finance B.V. (Netherlands), Sr. Unsec. Gtd. Global Bonds, 8.75%, 06/15/30	2,545,000	3,452,462

Telecom Italia Capital S.A. (Luxembourg), Sr. Unsec. Gtd. Global Notes,
7.00%, 06/04/18	6,255,000	6,431,073

7.18%, 06/18/19	3,360,000	3,501,735

Verizon Communications, Inc., Sr. Unsec. Global Notes,
3.00%, 04/01/16	3,575,000	3,723,815

6.35%, 04/01/19	4,090,000	4,980,051

8.95%, 03/01/39	3,500,000	5,266,333

Windstream Georgia Communications Corp., Sr. Unsec. Notes, 6.50%, 11/15/13	1,007,000	1,030,484

		34,995,035

Internet Retail–0.07%
Expedia, Inc., Sr. Unsec. Gtd. Global Notes, 5.95%, 08/15/20	7,765,000	7,888,429

Investment Banking & Brokerage–1.60%
Charles Schwab Corp. (The), Sr. Unsec. Notes, 4.45%, 07/22/20	7,880,000	8,284,454

Goldman Sachs Group, Inc. (The), Sr. Unsec. Conv. Medium-Term Notes, 1.00%, 03/15/17(c)	61,461,000	56,199,938

Sr. Unsec. Global Notes, 6.15%, 04/01/18	15,845,000	16,975,865

Sr. Unsec. Medium-Term Global Notes, 3.70%, 08/01/15	1,350,000	1,365,533

Unsec. Unsub. Global Notes, 6.75%, 10/01/37	4,585,000	4,351,236

Jefferies Group, Inc., Sr. Unsec. Conv. Putable Notes, 3.88%, 11/01/17	32,936,500	31,454,358

Sr. Unsec. Notes, 6.88%, 04/15/21	6,130,000	6,744,123

Macquarie Group Ltd. (Australia), Sr. Unsec. Notes, 6.00%, 01/14/20(c)	950,000	955,071

MF Global Holdings Ltd., Sr. Unsec. Conv. Notes, 1.88%, 02/01/16	8,726,000	7,471,638

Sr. Unsec. Conv. Putable Notes, 9.00%, 07/01/13	8,515,000	9,228,131

Morgan Stanley, Sr. Unsec. Global Notes,
3.80%, 04/29/16	5,560,000	5,469,534

4.00%, 07/24/15	12,875,000	12,837,436

Sr. Unsec. Notes,
3.45%, 11/02/15	9,855,000	9,508,985

5.75%, 01/25/21	3,135,000	3,225,447

		174,071,749

IT Consulting & Other Services–0.00%
International Business Machines Corp., Sr. Unsec. Global Notes, 7.63%, 10/15/18	100,000	131,796

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen Equity and Income Fund

	Principal
	Amount	Value

Life & Health Insurance–0.26%
Aegon N.V. (Netherlands), Sr. Unsec. Global Bonds, 4.63%, 12/01/15	$3,100,000	$3,251,410

MetLife, Inc., Sr. Unsec. Global Notes, 4.75%, 02/08/21	3,565,000	3,739,535

Series A, Sr. Unsec. Notes, 6.82%, 08/15/18	3,070,000	3,593,349

Nationwide Financial Services, Sr. Unsec. Notes, 6.25%, 11/15/11	3,155,000	3,182,512

Pacific LifeCorp., Sr. Notes, 6.00%, 02/10/20(c)	3,425,000	3,738,843

Prudential Financial, Inc., Sr. Unsec. Medium-Term Notes,
3.88%, 01/14/15	950,000	974,285

4.75%, 09/17/15	5,030,000	5,348,977

6.63%, 12/01/37	3,475,000	3,816,476

Series D, Sr. Unsec. Medium-Term Notes, 7.38%, 06/15/19	1,020,000	1,215,660

		28,861,047

Life Sciences Tools & Services–0.79%
Illumina, Inc., Sr. Unsec. Conv. Notes, 0.25%, 03/15/16(c)	42,059,000	39,850,902

Life Technologies Corp., Sr. Unsec. Conv. Putable Notes, 1.50%, 02/15/12	45,000,000	46,181,250

		86,032,152

Managed Health Care–0.15%
Aetna, Inc., Sr. Unsec. Global Notes, 3.95%, 09/01/20	9,990,000	10,267,135

WellPoint, Inc., Sr. Unsec. Notes, 4.35%, 08/15/20	6,110,000	6,445,822

		16,712,957

Mortgage Backed Securities–0.01%
U.S. Bank N.A., Sr. Unsec. Medium-Term Notes, 5.92%, 05/25/12	1,128,372	1,170,891

Movies & Entertainment–0.37%
Liberty Media LLC, Sr. Unsec. Conv. Putable Notes, 3.13%, 03/30/13	33,234,000	37,014,368

Time Warner, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 11/15/16	2,655,000	3,105,829

		40,120,197

Multi-Line Insurance–0.05%
CNA Financial Corp., Sr. Unsec. Global Bonds, 5.88%, 08/15/20	4,915,000	5,141,959

Liberty Mutual Group, Inc., Sr. Unsec. Notes, 5.75%, 03/15/14(c)	730,000	769,116

		5,911,075

Multi-Utilities–0.02%
Nisource Finance Corp., Sr. Unsec. Gtd. Bonds, 6.80%, 01/15/19	2,085,000	2,523,337

Office Electronics–0.01%
Xerox Corp., Sr. Unsec. Notes, 4.25%, 02/15/15	820,000	874,870

Office REIT’s–0.05%
Digital Realty Trust LP, Sr. Unsec. Gtd. Global Notes, 4.50%, 07/15/15	5,210,000	5,415,509

Oil & Gas Equipment & Services–0.23%
Helix Energy Solutions Group, Inc., Sr. Unsec. Conv. Putable Notes, 3.25%, 12/15/12	25,155,000	25,092,112

Oil & Gas Exploration & Production–0.07%
Petrobras International Finance Co. (Cayman Islands), Sr. Unsec. Gtd. Global Notes, 6.88%, 01/20/40	260,000	290,928

Petroleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes, 5.50%, 01/21/21	6,200,000	6,753,796

XTO Energy, Inc., Sr. Unsec. Notes, 5.75%, 12/15/13	310,000	345,769

		7,390,493

Oil & Gas Storage & Transportation–0.16%
Enterprise Products Operating LLC,
Sr. Unsec. Gtd. Global Notes, 5.25%, 01/31/20	2,380,000	2,594,953

Sr. Unsec. Gtd. Notes, 6.45%, 09/01/40	555,000	610,640

Series N, Sr. Unsec. Gtd. Notes, 6.50%, 01/31/19	4,420,000	5,173,782

Spectra Energy Capital LLC, Sr. Unsec. Gtd. Notes, 5.65%, 03/01/20	1,100,000	1,241,832

7.50%, 09/15/38	2,245,000	2,888,112

Texas Eastern Transmission LP, Sr. Unsec. Notes, 7.00%, 07/15/32	3,835,000	4,805,950

		17,315,269

Other Diversified Financial Services–1.62%
Bank of America Corp., Sr. Unsec. Global Notes, 5.75%, 12/01/17	2,825,000	2,928,994

Sr. Unsec. Medium-Term Notes, 7.38%, 05/15/14	315,000	345,160

Series L, Sr. Unsec. Medium-Term Global Notes, 5.65%, 05/01/18	16,030,000	16,479,127

Bear Stearns Cos., LLC (The), Sr. Unsec. Global Notes, 7.25%, 02/01/18	8,140,000	9,611,260

Citibank N.A., Sr. Unsec. Gtd. Notes, 1.75%, 12/28/12	18,400,000	18,747,927

Citigroup Funding, Inc., Unsec. Gtd. Unsub. Global Notes, 2.25%, 12/10/12	70,500,000	72,200,120

Citigroup, Inc., Sr. Unsec. Global Notes,
6.01%, 01/15/15	1,615,000	1,733,441

6.13%, 11/21/17	11,440,000	12,562,954

8.50%, 05/22/19	4,200,000	5,166,854

Sr. Unsec. Notes, 4.75%, 05/19/15	1,000,000	1,042,983

ERAC USA Finance LLC, Sr. Unsec. Gtd. Notes, 2.75%, 07/01/13(c)	5,060,000	5,172,089

Unsec. Gtd. Notes, 5.80%, 10/15/12(c)	1,715,000	1,803,724

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen Equity and Income Fund

	Principal
	Amount	Value

Other Diversified Financial Services–(continued)

General Electric Capital Corp., Sr. Unsec. Global Notes, 5.90%, 05/13/14	$1,465,000	$1,629,159

JPMorgan Chase & Co., Sr. Unsec. Global Notes,
4.40%, 07/22/20	5,700,000	5,833,291

4.75%, 05/01/13	1,280,000	1,356,119

Sr. Unsec. Notes, 6.00%, 01/15/18	7,395,000	8,320,039

Unsec. Sub. Global Notes, 5.13%, 09/15/14	1,530,000	1,642,411

Merrill Lynch & Co., Inc., Sr. Unsec. Medium-Term Notes, 6.88%, 04/25/18	9,445,000	10,004,390

Twin Reefs Pass-Through Trust, Sec. Notes, 0.00%, 12/10/34(c)(d)	1,610,000	—

		176,580,042

Packaged Foods & Meats–0.18%
Grupo Bimbo S.A.B. de C.V. (Mexico), Sr. Unsec. Gtd. Notes, 4.88%, 06/30/20(c)	5,095,000	5,282,219

Kraft Foods, Inc., Sr. Unsec. Global Notes,
5.38%, 02/10/20	2,205,000	2,508,816

5.63%, 11/01/11	80,000	80,637

6.88%, 02/01/38	842,000	1,006,467

7.00%, 08/11/37	7,160,000	8,625,413

Sr. Unsec. Notes, 6.88%, 01/26/39	2,125,000	2,556,951

		20,060,503

Paper Packaging–0.01%
Bemis Co., Inc., Sr. Unsec. Notes, 5.65%, 08/01/14	800,000	877,855

Pharmaceuticals–0.56%
Endo Pharmaceuticals Holdings, Inc., Sr. Unsec. Sub. Conv. Notes, 1.75%, 04/15/15	28,137,000	34,538,167

Salix Pharmaceuticals Ltd., Sr. Unsec. Conv. Notes, 2.75%, 05/15/15	25,391,000	26,152,730

		60,690,897

Property & Casualty Insurance–0.03%
CNA Financial Corp., Sr. Unsec. Notes, 7.35%, 11/15/19	425,000	483,131

Travelers Cos., Inc. (The), Sr. Unsec. Notes, 5.35%, 11/01/40	3,235,000	3,218,166

		3,701,297

Railroads–0.03%
CSX Corp., Sr. Unsec. Global Notes, 6.15%, 05/01/37	1,750,000	2,009,072

Sr. Unsec. Notes, 5.50%, 04/15/41	1,660,000	1,750,909

		3,759,981

Regional Banks–0.26%
Key Bank NA, Sr. Unsec. Gtd. Global Notes, 3.20%, 06/15/12	7,500,000	7,675,589

Nationwide Building Society (United Kingdom), Sr. Unsec. Notes, 6.25%, 02/25/20(c)	8,845,000	9,168,919

PNC Funding Corp., Sr. Unsec. Gtd. Global Notes,
3.63%, 02/08/15	890,000	940,044

5.13%, 02/08/20	5,305,000	5,862,331

Sr. Unsec. Gtd. Notes, 6.70%, 06/10/19	3,635,000	4,377,859

		28,024,742

Restaurants–0.06%
Yum! Brands, Inc.,
Sr. Unsec. Global Bonds, 6.25%, 03/15/18	1,175,000	1,397,392

Sr. Unsec. Notes, 5.30%, 09/15/19	4,295,000	4,802,406

		6,199,798

Retail REIT’s–0.06%
WEA Finance LLC, Sr. Gtd. Notes, 7.13%, 04/15/18(c)	5,290,000	6,082,681

Semiconductor Equipment–0.04%
Novellus Systems, Inc., Sr. Unsec. Conv. Notes, 2.63%, 05/15/41(c)	5,032,000	4,396,710

Semiconductors–1.01%
Linear Technology Corp., Sr. Unsec. Conv. Putable Notes, 3.00%, 05/01/14(c)	36,420,000	37,284,975

Micron Technology, Inc., Sr. Unsec. Conv. Notes, 1.88%, 06/01/14	51,757,000	49,427,935

Xilinx, Inc., Jr. Unsec. Conv. Sub. Notes, 3.13%, 03/15/37(c)	20,622,000	22,890,420

		109,603,330

Sovereign Debt–0.27%
Brazilian Government International Bond (Brazil), Sr. Unsec. Global Bonds, 6.00%, 01/17/17	16,505,000	19,393,540

Peruvian Government International Bond (Peru), Sr. Unsec. Global Notes, 7.13%, 03/30/19	1,650,000	2,076,938

Republic of Italy (Italy), Sr. Unsec. Global Notes, 6.88%, 09/27/23	6,380,000	6,792,133

Russian Foreign Bond (Russia), Sr. Unsec. Euro Bonds, 3.63%, 04/29/15(c)	800,000	820,800

		29,083,411

Specialized Finance–0.00%
National Rural Utilities Cooperative Finance Corp., Sr. Sec. Collateral Trust Notes, 2.63%, 09/16/12	440,000	449,551

Specialized REIT’s–0.06%
Senior Housing Properties Trust, Sr. Unsec. Notes, 4.30%, 01/15/16	6,620,000	6,599,313

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Van Kampen Equity and Income Fund

	Principal
	Amount	Value

Steel–0.28%
ArcelorMittal (Luxembourg), Sr. Unsec. Global Bonds, 9.85%, 06/01/19	$7,005,000	$8,590,844

Sr. Unsec. Global Notes,
3.75%, 08/05/15	8,775,000	8,658,193

5.50%, 03/01/21	1,325,000	1,299,888

6.13%, 06/01/18	390,000	412,352

6.75%, 03/01/41	1,325,000	1,271,576

7.00%, 10/15/39	910,000	879,995

Vale Overseas Ltd. (Brazil), Sr. Unsec. Gtd. Global Notes,
4.63%, 09/15/20	320,000	329,958

5.63%, 09/15/19	3,655,000	4,003,894

6.88%, 11/10/39	4,075,000	4,624,797

		30,071,497

Systems Software–0.26%
Symantec Corp.–Class B, Sr. Unsec. Conv. Global Notes, 1.00%, 06/15/13	24,728,000	28,684,480

Technology Distributors–0.01%
Avnet, Inc., Sr. Unsec. Notes, 5.88%, 06/15/20	950,000	1,017,289

Thrifts & Mortgage Finance–0.10%
MGIC Investment Corp., Sr. Unsec. Conv. Notes, 5.00%, 05/01/17	16,283,000	10,624,658

Tobacco–0.01%
Altria Group, Inc., Sr. Unsec. Gtd. Global Notes, 4.13%, 09/11/15	715,000	767,140

Trading Companies & Distributors–0.00%
GATX Corp., Sr. Unsec. Notes, 4.75%, 10/01/12	450,000	467,964

Trucking–0.04%
Ryder System, Inc., Sr. Unsec. Medium-Term Notes, 3.15%, 03/02/15	4,030,000	4,189,628

Wireless Telecommunication Services–0.64%
America Movil Sab De CV, Global Unsec. Gtd. Notes, 2.38%, 09/08/16	4,450,000	4,421,743

American Tower Corp., Sr. Unsec. Global Notes, 4.63%, 04/01/15	2,425,000	2,623,932

Sr. Unsec. Notes, 4.50%, 01/15/18	4,620,000	4,741,147

Clearwire Communications LLC/Clearwire Finance, Inc., Sr. Unsec. Gtd. Conv. Putable Notes, 8.25%, 12/01/17(c)	10,651,000	7,535,583

Crown Castle Towers LLC, Sr. Sec. Gtd. Notes, 3.21%, 08/15/15(c)	5,095,000	5,247,850

SBA Communications Corp., Sr. Unsec. Conv. Notes, 1.88%, 05/01/13	40,663,000	44,830,957

		69,401,212

Total Bonds & Notes (Cost $2,394,854,934)		2,462,312,193

U.S. Treasury Securities–7.55%
U.S. Treasury Notes–6.39%
0.88%, 02/29/12	1,500,000	1,508,965

0.75%, 05/31/12	17,760,000	17,843,944

1.75%, 08/15/12	4,080,000	4,142,634

4.38%, 08/15/12	500,000	520,254

1.38%, 09/15/12	21,200,000	21,469,969

1.50%, 12/31/13	28,000,000	28,826,875

1.75%, 03/31/14	12,000,000	12,461,250

2.63%, 07/31/14	95,125,000	101,501,348

2.38%, 10/31/14	231,415,000	245,950,755

2.13%, 11/30/14	77,385,000	81,689,541

2.25%, 01/31/15	19,650,000	20,853,562

2.50%, 03/31/15	495,000	530,655

2.13%, 05/31/15	4,445,000	4,708,922

2.00%, 04/30/16	17,445,000	18,385,394

1.75%, 05/31/16	950,000	989,484

3.75%, 11/15/18	34,750,000	39,984,219

3.63%, 08/15/19	58,350,000	66,519,000

3.38%, 11/15/19	20,000,000	22,390,625

2.63%, 11/15/20	6,500,000	6,794,531

		697,071,927

U.S. Treasury Bonds–1.12%
8.00%, 11/15/21	3,557,000	5,442,210

6.88%, 08/15/25	20,000	29,525

6.13%, 11/15/27	19,110,000	26,876,424

5.38%, 02/15/31	5,205,000	6,866,534

3.50%, 02/15/39	31,890,000	31,481,409

4.25%, 05/15/39	9,900,000	11,125,125

4.50%, 08/15/39	1,060,000	1,239,372

4.38%, 11/15/39	13,200,000	15,122,250

4.63%, 02/15/40	18,150,000	21,638,203

4.38%, 05/15/40	1,280,000	1,466,000

4.25%, 11/15/40	500,000	560,859

		121,847,911

U.S. Treasury Bills–0.04%
0.10%, 11/17/11(f)	3,920,000	3,919,955

Total U.S. Treasury Securities (Cost $770,817,632)		822,839,793

	Shares	Value

Preferred Stocks–1.83%
Health Care Facilities–0.25%
HealthSouth Corp., Series A, Conv. Pfd.	27,000	$27,546,750

Health Care Services–0.14%
Omnicare Capital Trust II, Series B, Conv. Pfd.	356,855	15,441,116

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Van Kampen Equity and Income Fund

	Shares	Value

Multi-Utilities–0.41%
CenterPoint Energy, Inc., Conv. Pfd.	1,300,669	$44,710,497

Oil & Gas Storage & Transportation–0.36%
El Paso Energy Capital Trust I, Conv. Pfd	875,900	38,837,406

Regional Banks–0.40%
KeyCorp, Series A, Conv. Pfd.	427,098	43,944,113

Research & Consulting Services–0.06%
Nielsen Holdings N.V., (Netherlands) Conv. Pfd.	106,910	6,260,917

Trucking–0.21%
2010 Swift Mandatory Common Exchange Security Trust, Conv. Pfd.(c)	2,398,700	22,895,591

Total Preferred Stocks (Cost $188,512,415)		199,636,390

	Principal
	Amount	Value

U.S. Government Sponsored Agency Securities–1.19%
Federal Home Loan Mortgage Corp. (FHLMC)–0.70%
Federal Home Loan Mortgage Corp.,
Sr. Unsec. Global Bonds, 6.75%, 03/15/31	$7,000,000	$9,972,949

Sr. Unsec. Global Notes, 3.00%, 07/28/14	23,700,000	25,456,802

Unsec. Global Notes, 4.88%, 06/13/18	33,680,000	40,238,533

		75,668,284

Federal National Mortgage Association (FNMA)–0.49%
Federal National Mortgage Association,
Sr. Unsec. Global Bonds, 6.63%, 11/15/30	6,315,000	8,874,480

Sr. Unsec. Global Notes,
2.88%, 12/11/13	600,000	634,028

4.38%, 10/15/15	38,850,000	44,313,488

		53,821,996

Total U.S. Government Sponsored Agency Securities (Cost $121,786,937)		129,490,280

Municipal Obligations–0.13%
California (State of); Series 2009, Unlimited Tax GO Bonds, 5.95%, 04/01/16	2,390,000	2,727,110

Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J); Series 2010 A, Taxable Build America RB, 6.64%, 04/01/57	2,600,000	2,652,416

Georgia (State of) Municipal Electric Authority; Series 2010, Build America RB, 6.66%, 04/01/57	4,980,000	5,017,549

Texas (State of) Transportation Commission; Series 2010 B, Taxable First Tier Build America RB, 5.03%, 04/01/26	3,450,000	4,030,738

Total Municipal Obligations (Cost $13,492,622)		14,427,813

Asset-Backed Securities–0.06%
ARI Fleet Lease Trust–Series 2010 A, Floating Rate Pass Through Ctfs., 1.66%, 08/15/18(c)	1,570,272	1,579,761

GE Dealer Floorplan Master Note Trust–Series 2009 2A, Floating Rate Pass Through Ctfs., 1.76%, 10/20/14(c)	5,200,000	5,261,554

Nomura Asset Acceptance Corp.–Series 2005 AR1, Floating Rate Pass Through Ctfs., 0.50%, 02/25/35	20,560	17,987

Specialty Underwriting & Residential Finance–Series 2003 BC3, Floating Rate Pass Through Ctfs., 0.92%, 08/25/34	8,370	6,795

Total Asset-Backed Securities (Cost $6,799,202)		6,866,097

U.S. Government Sponsored Mortgage-Backed Securities–0.00%
Federal Home Loan Mortgage Corp. (FHLMC)–0.00%
Federal Home Loan Mortgage Corp., Pass Through Ctfs.,
6.50%, 05/01/29	4	5

5.50%, 02/01/37	587	642

		647

Federal National Mortgage Association (FNMA)–0.00%
Federal National Mortgage Association, Pass Through Ctfs.,
7.00%, 03/01/12 to 07/01/32	128,156	146,509

5.50%, 03/01/21	422	458

8.00%, 08/01/21	8,941	10,318

		157,285

Government National Mortgage Association (GNMA)–0.00%
Government National Mortgage Association, Pass Through Ctfs.,
8.00%, 04/15/26 to 01/20/31	55,274	63,882

7.50%, 12/20/30	3,666	4,302

		68,184

Total U.S. Government Sponsored Mortgage-Backed Securities (Cost $204,207)		226,116

	Shares	Value

Money Market Funds–3.36%
Liquid Assets Portfolio–Institutional Class(e)	183,137,308	$183,137,308

Premier Portfolio–Institutional Class(e)	183,137,308	183,137,308

Total Money Market Funds (Cost $366,274,616)		366,274,616

TOTAL INVESTMENTS–99.97% (Cost $10,795,738,619)		10,896,705,995

OTHER ASSETS LESS LIABILITIES–0.03%		3,619,100

NET ASSETS–100.00%		$10,900,325,095

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Van Kampen Equity and Income Fund

Investment Abbreviations:

ADR	– American Depositary Receipt
Conv.	– Convertible
Ctfs.	– Certificates
Deb.	– Debentures
FHLMC	– Federal Home Loan Mortgage Corp.
FNMA	– Federal National Mortgage Association
GNMA	– Government National Mortgage Association
GO	– General Obligation
Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred
RB	– Revenue Bonds
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
Unsub.	– Unsubordinated

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2011 was $492,756,947, which represented 4.52% of the Fund’s Net Assets.
(d)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at August 31, 2011 represented 0.00% of the Fund’s Net Assets.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.
(f)	All or a portion of this security has been physically segregated in connection with open futures contracts.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Van Kampen Equity and Income Fund

Statement of Assets and Liabilities

August 31, 2011

Assets:
Investments, at value (Cost $10,429,464,003)	$10,530,431,379

Investments in affiliated money market funds, at value and cost	366,274,616

Total investments, at value (Cost $10,795,738,619)	10,896,705,995

Cash	907,025

Foreign currencies, at value (Cost $261,244)	263,457

Receivable for:
Investments sold	12,331,220

Variation margin	780,751

Fund shares sold	38,389,079

Dividends and interest	49,205,413

Fund expenses absorbed	540,111

Foreign currency contracts outstanding	94,445

Investment for trustee deferred compensation and retirement plans	244,372

Other assets	342,220

Total assets	10,999,804,088

Liabilities:
Payable for:
Investments purchased	28,160,532

Fund shares reacquired	59,057,461

Accrued fees to affiliates	9,882,058

Accrued other operating expenses	1,800,410

Trustee deferred compensation and retirement plans	578,532

Total liabilities	99,478,993

Net assets applicable to shares outstanding	$10,900,325,095

Net assets consist of:
Shares of beneficial interest	$11,038,910,564

Undistributed net investment income	37,039,105

Undistributed net realized gain (loss)	(268,708,387)

Unrealized appreciation	93,083,813

$10,900,325,095

Net Assets:
Class A	$7,908,622,694

Class B	$1,014,527,016

Class C	$1,216,935,641

Class R	$182,134,655

Class Y	$422,009,444

Institutional Class	$156,095,645

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	965,263,347

Class B	126,168,707

Class C	150,793,307

Class R	22,138,227

Class Y	51,480,183

Institutional Class	19,033,088

Class A:
Net asset value per share	$8.19

Maximum offering price per share (Net asset value of $8.19 divided by 94.50%)	$8.67

Class B:
Net asset value and offering price per share	$8.04

Class C:
Net asset value and offering price per share	$8.07

Class R:
Net asset value and offering price per share	$8.23

Class Y:
Net asset value and offering price per share	$8.20

Institutional Class:
Net asset value and offering price per share	$8.20

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco Van Kampen Equity and Income Fund

Statement of Operations

For the year ended August 31, 2011

Investment income:
Dividends (net of foreign withholding taxes of $1,848,528)	$175,645,544

Dividends from affiliated money market funds	336,195

Interest	121,786,484

Total investment income	297,768,223

Expenses:
Advisory fees	41,159,457

Administrative services fees	849,581

Custodian fees	182,943

Distribution fees:
Class A	20,724,169

Class B	5,306,488

Class C	12,685,821

Class R	969,683

Transfer agent fees — A, B, C, R and Y	21,996,177

Transfer agent fees — Institutional	12,146

Trustees’ and officers’ fees and benefits	334,446

Other	1,126,973

Total expenses	105,347,884

Less: Fees waived and expense offset arrangement(s)	(2,266,561)

Net expenses	103,081,323

Net investment income	194,686,900

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $1,407,981)	727,733,389

Foreign currencies	31,535

Foreign currency contracts	(4,825,178)

Futures contracts	(12,644,342)

710,295,404

Change in net unrealized appreciation of:
Investment securities	221,474,212

Foreign currencies	2,213

Foreign currency contracts	64,565

Futures contracts	126,955

221,667,945

Net realized and unrealized gain	931,963,349

Net increase in net assets resulting from operations	$1,126,650,249

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        Invesco Van Kampen Equity and Income Fund

Statement of Changes in Net Assets

For the year ended August 31, 2011, the period January 1, 2010 to August 31, 2010 and the year ended December 31, 2009

		Eight months
	Year ended	ended	Year ended
	August 31,	August 31,	December 31,
	2011	2010	2009

Operations:
Net investment income	$194,686,900	$140,787,760	$233,664,480

Net realized gain	710,295,404	411,639,873	124,608,587

Change in net unrealized appreciation (depreciation)	221,667,945	(804,353,206)	1,979,469,250

Net increase (decrease) in net assets resulting from operations	1,126,650,249	(251,925,573)	2,337,742,317

Distributions to shareholders from net investment income:
Class A	(150,003,794)	(78,392,006)	(169,870,784)

Class B	(22,043,921)	(13,309,304)	(34,279,040)

Class C	(14,081,775)	(7,935,103)	(18,888,668)

Class R	(3,025,566)	(1,478,570)	(2,837,918)

Class Y	(9,905,470)	(5,662,982)	(10,397,866)

Institutional Class	(1,974,595)	(53)	—

Total distributions from net investment income	(201,035,121)	(106,778,018)	(236,274,276)

Share transactions–net:
Class A	(294,013,394)	(579,858,731)	(1,280,688,241)

Class B	(393,976,120)	(274,161,326)	(384,284,389)

Class C	(98,154,582)	(122,001,532)	(204,593,156)

Class R	(4,687,717)	8,276,003	(7,250,141)

Class Y	(22,575,978)	(100,424,326)	85,666,136

Institutional Class	87,888,812	62,012,587	—

Net increase (decrease) in net assets resulting from share transactions	(725,518,979)	(1,006,157,325)	(1,791,149,791)

Net increase (decrease) in net assets	200,096,149	(1,364,860,916)	310,318,250

Net assets:
Beginning of year	10,700,228,946	12,065,089,862	11,754,771,612

End of year (includes undistributed net investment income (loss) of $37,039,105, $38,387,747 and $(347,446), respectively)	$10,900,325,095	$10,700,228,946	$12,065,089,862

Notes to Financial Statements

August 31, 2011

NOTE 1—Significant Accounting Policies

Invesco Van Kampen Equity and Income Fund (the “Fund”), is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust), (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twelve separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  On August 31, 2010, the Fund’s fiscal year-end changed from December 31 to August 31.
  Prior to June 1, 2010, the Fund operated as Van Kampen Equity and Income Fund (the “Acquired Fund”). The Acquired Fund was reorganized on June 1, 2010 (The “Reorganization Date”) through the transfer of all its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class B, Class C, Class R and Class I shares received Class A, Class B, Class C, Class R and Class Y shares, respectively of the Fund.
  Information for the Acquired Fund’s — Class I shares prior to the Reorganization is included with Class Y shares of the Fund throughout this report.
  The Fund’s investment objective is to seek the highest possible income consistent with safety of principal. Long-term growth of capital is an important secondary investment objective.

22        Invesco Van Kampen Equity and Income Fund

  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from

23        Invesco Van Kampen Equity and Income Fund

investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
J.	Dollar Roll and Forward Commitment Transactions — The Fund may engage in dollar roll and forward commitment transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. These transactions are often conducted on a to be announced (“TBA”) basis. In a TBA mortgage-backed transaction, the seller does not specify the particular securities to be delivered. Rather, a Fund agrees to accept any security that meets specified terms, such as an agreed upon issuer, coupon rate and terms of the underlying mortgages. TBA mortgage-backed transactions generally settle once a month on a specific date.
In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same coupon as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Based on the typical structure of dollar roll transactions by the Fund, the dollar roll transactions are accounted for as financing transactions in which the Fund receives compensation as either a “fee” or a “drop”. “Fee” income which is agreed upon amongst the parties at the commencement of the dollar roll and the “drop” which is the difference between the selling price and the repurchase price of the mortgage-backed securities are amortized to income. During the period between the sale and purchase settlement dates, the Fund will not be entitled to receive interest and principal payments on securities purchased and not yet settled. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act.

24        Invesco Van Kampen Equity and Income Fund

Forward commitment transactions involve commitments by the Fund to acquire or sell TBA mortgage-backed securities from/to a financial institution, such as a bank or broker-dealer at a specified future date and amount. The TBA mortgage-backed security is marked to market until settlement and the unrealized appreciation or depreciation is recorded in the Statement of Operations.
At the time the Fund enters into the dollar roll or forward commitment transaction, mortgage-backed securities or other liquid assets held by the Fund having a dollar value equal to the purchase price or in an amount sufficient to honor the forward commitment will be segregated.
Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed the return on the securities sold.
Forward commitment transactions involve the risk that a counter-party to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Settlement dates of forward commitment transactions may be a month or more after entering into these transactions and as a result the market values of the securities may vary from the purchase or sale prices. Therefore, forward commitment transactions may increase the Fund’s overall interest rate exposure.
K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Call Options Written — The Fund may write call options. A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. Written call options are recorded as a liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently valued to reflect the current market value of the option written. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized gains and losses on these contracts are included in the Statement of Operations. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
M.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
N.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

25        Invesco Van Kampen Equity and Income Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $150 million	0.50%

Next $100 million	0.45%

Next $100 million	0.40%

Over $350 million	0.35%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 0.82%, 0.95% (net of 12b-1 fee waivers), 1.57%, 1.07%, 0.57% and 0.57%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended August 31, 2011, the Adviser waived advisory fees of $479,572.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares, Class C shares and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.
  Effective May 23, 2011, IDI has contractually agreed to limit Rule 12b-1 plan fees on Class B shares to 0.38% of average net assets through at least June 30, 2012.
  For the year ended August 31, 2011, 12b-1 fees before fee waivers incurred under the Plan are detailed in the Statement of Operations as distribution fees. For the year ended August 31, 2011, 12b-1 fees incurred for Class B Shares were $3,534,787 after fee waivers of $1,771,701.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2011, IDI advised the Fund that IDI retained $1,489,033 in front-end sales commissions from the sale of Class A shares and $14,965, $1,338,320 and $39,343 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, Invesco Ltd., IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs

26        Invesco Van Kampen Equity and Income Fund

(Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of August 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended August 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$7,359,129,948	$101,413,755	$—	$7,460,543,703

U.S. Treasury Securities	—	822,839,793	—	822,839,793

U.S. Government Sponsored Securities	—	129,716,396	—	129,716,396

Corporate Debt Securities	—	2,433,228,782	—	2,433,228,782

Asset Backed Securities	—	6,866,097	—	6,866,097

Municipal Obligations	—	14,427,813	—	14,427,813

Foreign Government Debt Securities	—	29,083,411	—	29,083,411

	$7,359,129,948	$3,537,576,047	$—	$10,896,705,995

Futures Contracts*	(7,980,221)	—	—	(7,980,221)

Foreign Currency Contracts*	—	94,445	—	94,445

Total Investments	$7,351,149,727	$3,537,670,492	$—	$10,888,820,219

*	Unrealized appreciation (depreciation)

NOTE 4—Derivative Investments

Open Futures Contracts
				Unrealized
	Number of	Month/		Appreciation
Contract	Contracts	Commitment	Value	(Depreciation)

U.S. Treasury 2 Year Notes	1,025	December 2011/Long	$226,012,500	$29,879

U.S. Treasury 5 Year Notes	1,334	December 2011/Short	163,477,531	(367,567)

U.S. Treasury 10 Year Notes	913	September 2011/Short	118,718,531	(7,541,300)

U.S. Long Bonds	215	December 2011/Short	29,246,719	(101,233)

Total			$537,455,281	$(7,980,221)

Open Foreign Currency Contracts
Settlement		Contract to				Notional	Unrealized
Date	Counterparty	Deliver		Receive		Value	Appreciation

9/15/2011	Bank of New York	GBP	12,279,762	USD	19,954,859	$(19,936,433)	$18,426

9/15/2011	Bank of New York	JPY	1,628,145,775	USD	21,322,810	(21,265,328)	57,482

9/15/2011	BNPX NA	GBP	24,734,829	USD	40,231,570	(40,157,477)	74,093

9/15/2011	Morgan Stanley	EUR	13,761,081	USD	19,784,374	(19,770,503)	13,871

9/15/2011	Morgan Stanley	JPY	1,643,211,642	USD	21,523,783	(21,462,104)	61,679

9/15/2011	State Street	GBP	12,728,906	USD	20,671,998	(20,665,627)	6,371

						$(143,257,472)	$231,922

27        Invesco Van Kampen Equity and Income Fund

							Unrealized
Settlement		Contract to				Notional	Appreciation
Date	Counterparty	Deliver		Receive		Value	(Depreciation)

9/15/2011	Bank of New York	EUR	25,689,934	USD	36,886,122	$(36,908,652)	$(22,530)

9/15/2011	Bank of New York	GBP	13,334,378	USD	21,578,490	(21,648,622)	(70,132)

9/15/2011	BNPX NA	EUR	41,196,870	USD	59,175,596	(59,187,420)	(11,824)

9/15/2011	State Street	EUR	41,919,544	USD	60,192,692	(60,225,683)	(32,991)

						$(177,970,377)	$(137,477)

Total open foreign currency contracts						$(321,227,849)	$94,445

Currency Abbreviations:
EUR	– Euro
GBP	– British Pound Sterling
JPY	– Japanese Yen
USD	– U.S. Dollar

  The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of August 31, 2011:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Currency risk
Foreign currency contracts	$231,922	$(137,477)

Interest rate risk
Futures contracts(a)	$29,879	$(8,010,100)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets & Liabilities.

Effect of Derivative Instruments for the year ended August 31, 2011

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
	Futures	Foreign Currency
	Contracts*	Contracts*

Realized Gain (Loss)
Currency risk	$—	$(4,825,178)

Interest rate risk	(12,644,342)	—

Change in Unrealized Appreciation (Depreciation)
Currency risk	—	64,565

Interest rate risk	126,955	—

Total	$(12,517,387)	$(4,760,613)

*	The average notional value of futures contracts and foreign currency contracts outstanding during the period was $634,018,882 and $305,561,011, respectively.

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2011, the Fund engaged in securities purchases of $17,211,952 and securities sales of $3,426,385, which resulted in net realized gains of $1,407,981.

28        Invesco Van Kampen Equity and Income Fund

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2011, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $15,288.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended August 31, 2011, the Fund paid legal fees of $23,995 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended August 31, 2011, the Eight Months Ended August 31, 2010 and the Year Ended December 31, 2009:

	August 31, 2011	August 31, 2010	December 31, 2009

Ordinary income	$201,035,121	$106,778,018	$236,274,276

Long-term capital gain	-0-	-0-	-0-

Total distributions	$201,035,121	$106,778,018	$236,274,276

Tax Components of Net Assets at Period-End:

August 31, 2011

Undistributed ordinary income	$52,681,858

Net unrealized appreciation — investments	63,895,899

Net unrealized appreciation — other	2,213

Temporary book/tax differences	(520,657)

Capital loss carryforward	(254,644,782)

Shares of beneficial interest	11,038,910,564

Total net assets	$10,900,325,095

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited to utilizing $127,304,507 of capital loss carryforward in the fiscal year ending August 31, 2012.

29        Invesco Van Kampen Equity and Income Fund

  The Fund utilized $717,433,345 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of August 31, 2011 which expires as follows:

Capital Loss
Expiration	Carryforward*

August 31, 2015	$40,242,087

August 31, 2016	111,861,101

August 31, 2017	102,541,594

Total capital loss carryforward	$254,644,782

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2011 was $2,396,552,955 and $3,865,329,362, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $960,094 and $10,000,000. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$736,734,372

Aggregate unrealized (depreciation) of investment securities	(672,838,473)

Net unrealized appreciation of investment securities	$63,895,899

Cost of investments for tax purposes is $10,832,810,096.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on August 31, 2011, undistributed net investment income was increased by $4,999,579, undistributed net realized gain (loss) was decreased by $191,924,309 and shares of beneficial interest increased by $186,924,730. This reclassification had no effect on the net assets of the Fund.

30        Invesco Van Kampen Equity and Income Fund

NOTE 12—Share Information

	Summary of Share Activity

	Year ended				Eight months ended				Year ended
	August 31, 2011(a)				August 31, 2010				December 31, 2009
	Shares		Amount		Shares		Amount		Shares	Amount

Sold:
Class A	127,971,222	(b)	$1,100,290,001	(b)	98,417,827	(b)	$775,393,804	(b)	152,455,661	$1,019,540,444

Class B	4,314,780		35,442,243		9,862,974		76,560,048		17,040,669	112,317,617

Class C	8,570,105		73,027,813		8,006,841		62,607,051		14,723,990	97,030,036

Class R	6,592,227		57,106,122		5,995,073		47,243,796		7,528,313	50,828,631

Class Y	21,595,593		186,789,017		13,491,946		104,059,515		27,440,102	185,400,799

Institutional Class	12,398,629		103,169,510		8,655,060		63,701,549		—	—

Issued as reinvestment of dividends:
Class A	16,308,100		136,884,446		9,608,352		74,626,926		24,446,316	161,015,444

Class B	2,490,833		20,476,183		1,636,496		12,524,790		4,987,667	32,122,352

Class C	1,497,465		12,382,375		870,817		6,684,401		2,469,812	15,782,993

Class R	358,603		3,023,225		160,236		1,249,945		346,588	2,295,727

Class Y	1,136,447		9,551,241		459,192		3,551,289		864,221	5,807,903

Institutional Class	233,353		1,974,351		7		53		—	—

Issued in connection with acquisitions:(c)
Class A	65,351,925		588,917,667		—		—		—	—

Class B	6,813,818		60,220,062		—		—		—	—

Class C	12,039,953		106,937,496		—		—		—	—

Class R	809,078		7,322,872		—		—		—	—

Class Y	268,205		2,415,975		—		—		—	—

Institutional Class	25,520		230,109		—		—		—	—

Reacquired:
Class A	(247,798,564)		(2,120,105,508)		(182,005,149)		(1,429,879,461)		(373,158,614)	(2,461,244,129)

Class B	(60,512,482	)(b)	(510,114,608	)(b)	(46,975,980	)(b)	(363,246,164	)(b)	(81,100,246)	(528,724,358)

Class C	(34,522,121)		(290,502,266)		(24,667,895)		(191,292,984)		(48,861,338)	(317,406,185)

Class R	(8,375,268)		(72,139,936)		(5,083,175)		(40,217,738)		(9,103,508)	(60,374,499)

Class Y	(26,462,868)		(221,332,211)		(27,008,434)		(208,035,130)		(15,826,484)	(105,542,566)

Institutional Class	(2,060,952)		(17,485,158)		(218,529)		(1,689,015)		—	—

Net increase (decrease) in share activity	(90,956,399)		$(725,518,979)		(128,794,341)		$(1,006,157,325)		(275,746,851)	$(1,791,149,791)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 28% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Includes automatic conversion of 30,510,407 Class B shares into 29,939,971 Class A shares at a value of $258,765,594 and 13,997,523 Class B shares into 13,730,129 Class A shares at a value of $107,228,226 for the year ended August 31, 2011 and the eight months ended August 31, 2010, respectively.
(c)	As of the open of business day on May 23, 2011, the Fund acquired all the net assets of Invesco Balanced Fund and Invesco Basic Balanced Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of Invesco Balanced Fund and Invesco Basic Balanced Fund on April 14, 2011. The acquisition was accomplished by a tax-free exchange of 85,308,499 shares of the Fund for 11,505,036 and 53,265,217 shares outstanding of Invesco Balanced Fund and Invesco Basic Balanced Fund, respectively as of the close of business on May 20, 2011. Each class of Invesco Balanced Fund and Invesco Basic Balanced Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of Invesco Balanced Fund and Invesco Basic Balanced Fund to the net asset value of the Fund on the close of business, May 20, 2011. Invesco Balanced Fund and Invesco Basic Balanced Fund’s net assets at that date of $155,118,564 and $610,925,617, respectively, including $7,987,998 and $82,271,409 of unrealized appreciation, respectively, was combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $11,740,080,547. The net assets of the Fund immediately following the acquisition were $12,506,124,728.

31        Invesco Van Kampen Equity and Income Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
			Net gains									expenses		expenses
			(losses) on									to average		to average net		Ratio of net
	Net asset		securities		Dividends	Distributions						net assets		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset			Net assets,	with fee waivers		fee waivers		income to
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total		end of period	and/or expenses		and/or expenses		average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period	return		(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Year ended 08/31/11	$7.53	$0.15	$0.66	$0.81	$(0.15)	$—	$(0.15)	$8.19	10.78	%(c)	$7,908,623	0.81	%(d)	0.81	%(d)	1.74	%(d)	22%
Eight months ended 08/31/10	7.79	0.10	(0.28)	(0.18)	(0.08)	—	(0.08)	7.53	(2.40	)(c)	7,560,462	0.78		0.78		1.89		24
Year ended 12/31/09	6.45	0.15	1.34	1.49	(0.15)	—	(0.15)	7.79	23.51	(e)	8,395,716	0.82		0.82		2.15		78
Year ended 12/31/08	8.84	0.20	(2.36)	(2.16)	(0.22)	(0.01)	(0.23)	6.45	(24.78	)(e)	8,214,093	0.79		0.79		2.59		56
Year ended 12/31/07	9.12	0.22	0.08	0.30	(0.22)	(0.36)	(0.58)	8.84	3.26	(e)	13,332,525	0.76		0.76		2.32		35
Year ended 12/31/06	8.68	0.20	0.86	1.06	(0.20)	(0.42)	(0.62)	9.12	12.53	(e)	12,604,874	0.78		0.78		2.29		39

Class B
Year ended 08/31/11	7.39	0.14	0.65	0.79	(0.14)	—	(0.14)	8.04	10.69	(c)(f)	1,014,527	0.84	(d)(f)	0.98	(d)(f)	1.71	(d)(f)	22
Eight months ended 08/31/10	7.64	0.09	(0.27)	(0.18)	(0.07)	—	(0.07)	7.39	(2.40	)(c)(f)	1,278,734	0.91	(f)	0.91	(f)	1.76	(f)	24
Year ended 12/31/09	6.33	0.14	1.32	1.46	(0.15)	—	(0.15)	7.64	23.48	(g)(h)	1,594,135	0.82	(h)	0.82	(h)	2.16	(h)	78
Year ended 12/31/08	8.68	0.20	(2.32)	(2.12)	(0.22)	(0.01)	(0.23)	6.33	(24.78	)(g)(h)	1,693,758	0.79	(h)	0.79	(h)	2.59	(h)	56
Year ended 12/31/07	8.97	0.17	0.08	0.25	(0.18)	(0.36)	(0.54)	8.68	2.71	(g)(h)	2,978,302	1.25	(h)	1.25	(h)	1.83	(h)	35
Year ended 12/31/06	8.55	0.13	0.84	0.97	(0.13)	(0.42)	(0.55)	8.97	11.66	(g)	3,270,381	1.53		1.53		1.54		39

Class C
Year ended 08/31/11	7.42	0.09	0.65	0.74	(0.09)	—	(0.09)	8.07	9.95	(c)(i)	1,216,936	1.54	(d)(i)	1.54	(d)(i)	1.01	(d)(i)	22
Eight months ended 08/31/10	7.68	0.06	(0.27)	(0.21)	(0.05)	—	(0.05)	7.42	(2.81	)(c)(i)	1,211,089	1.52	(i)	1.52	(i)	1.15	(i)	24
Year ended 12/31/09	6.36	0.09	1.33	1.42	(0.10)	—	(0.10)	7.68	22.63	(j)(h)	1,375,516	1.56	(h)	1.56	(h)	1.40	(h)	78
Year ended 12/31/08	8.72	0.14	(2.32)	(2.18)	(0.17)	(0.01)	(0.18)	6.36	(25.33	)(j)(h)	1,340,367	1.50	(h)	1.50	(h)	1.88	(h)	56
Year ended 12/31/07	9.01	0.14	0.08	0.22	(0.15)	(0.36)	(0.51)	8.72	2.41	(j)	2,334,402	1.51		1.51		1.57		35
Year ended 12/31/06	8.58	0.14	0.84	0.98	(0.13)	(0.42)	(0.55)	9.01	11.73	(j)	2,267,416	1.53		1.53		1.54		39

Class R
Year ended 08/31/11	7.57	0.13	0.66	0.79	(0.13)	—	(0.13)	8.23	10.45	(c)	182,135	1.06	(d)	1.06	(d)	1.49	(d)	22
Eight months ended 08/31/10	7.83	0.09	(0.28)	(0.19)	(0.07)	—	(0.07)	7.57	(2.51	)(c)	172,143	1.03		1.03		1.64		24
Year ended 12/31/09	6.48	0.13	1.35	1.48	(0.13)	—	(0.13)	7.83	23.25	(k)	169,713	1.07		1.07		1.88		78
Year ended 12/31/08	8.87	0.18	(2.36)	(2.18)	(0.20)	(0.01)	(0.21)	6.48	(24.89	)(k)	148,399	1.04		1.04		2.35		56
Year ended 12/31/07	9.16	0.19	0.08	0.27	(0.20)	(0.36)	(0.56)	8.87	2.87	(k)	192,906	1.01		1.01		2.07		35
Year ended 12/31/06	8.72	0.18	0.86	1.04	(0.18)	(0.42)	(0.60)	9.16	12.20	(k)	151,755	1.03		1.03		2.04		39

Class Y(m)
Year ended 08/31/11	7.54	0.17	0.67	0.84	(0.18)	—	(0.18)	8.20	11.04	(c)	422,009	0.56	(d)	0.56	(d)	1.99	(d)	22
Eight months ended 08/31/10	7.79	0.11	(0.28)	(0.17)	(0.08)	—	(0.08)	7.54	(2.15	)(c)	414,203	0.53		0.53		2.15		24
Year ended 12/31/09	6.45	0.16	1.35	1.51	(0.17)	—	(0.17)	7.79	23.82	(l)	530,010	0.57		0.57		2.34		78
Year ended 12/31/08	8.84	0.22	(2.36)	(2.14)	(0.24)	(0.01)	(0.25)	6.45	(24.60	)(l)	358,154	0.54		0.54		2.85		56
Year ended 12/31/07	9.12	0.24	0.08	0.32	(0.24)	(0.36)	(0.60)	8.84	3.52	(l)	392,848	0.51		0.51		2.57		35
Year ended 12/31/06	8.69	0.23	0.84	1.07	(0.22)	(0.42)	(0.64)	9.12	12.68	(l)	154,666	0.53		0.53		2.53		39

Institutional Class
Year ended 08/31/11	7.54	0.19	0.65	0.84	(0.18)	—	(0.18)	8.20	11.16	(c)	156,096	0.39	(d)	0.39	(d)	2.16	(d)	22
Eight months ended 08/31/10(n)	7.59	0.03	(0.04)	(0.01)	(0.04)	—	(0.04)	7.54	(0.13	)(c)	63,598	0.45	(o)	0.45	(o)	1.79	(o)	24

(a)	Calculated using average shares outstanding.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending August 31, 2011 the portfolio turnover calculation excludes the value of securities purchased of $602,192,170 and sold of $70,835,642 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Balanced Fund and Invesco Basic Balanced Fund into the Fund.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $8,298,870, $1,269,907, $1,304,599, $193,954, $490,248 and $95,125 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(e)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.28% and 0.38% for the year ended August 31, 2011 and the eight months ended August 31, 2010, respectively.
(g)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(h)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of less than 1%.
(i)	The rotal return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.97% and 0.99% for the year ended August 31, 2011 and the eight months ended August 31, 2010, respectively.
(j)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(k)	Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of up to 0.50% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(l)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(m)	On June 1, 2010, the Fund’s former Class I Shares were reorganized into Class Y Shares.
(n)	Commencement date of June 1, 2010.
(o)	Ratios are annualized.

32        Invesco Van Kampen Equity and Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)
and Shareholders of Invesco Van Kampen Equity and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen Equity and Income Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2011, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and the eight month period ended August 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by other independent auditors whose report dated February 19, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

October 26, 2011
Houston, Texas

33        Invesco Van Kampen Equity and Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2011, through August 31, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/11)	(08/31/11)[1]	Period[2]	(08/31/11)	Period[2]	Ratio
A	$1,000.00	$913.00	$4.00	$1,021.02	$4.23	0.83%

B	1,000.00	914.20	3.91	1,021.12	4.13	0.81

C	1,000.00	910.40	7.42	1,017.44	7.83	1.54

R	1,000.00	913.30	5.21	1,019.76	5.50	1.08

Y	1,000.00	915.30	2.80	1,022.28	2.96	0.58

Institutional	1,000.00	915.30	1.79	1,023.34	1.89	0.37

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2011 through August 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

34        Invesco Van Kampen Equity and Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Van Kampen Equity and Income Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 14-15, 2011, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 80% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2011. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided. The Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies and limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees also considered information provided in connection with fund acquisitions approved by the Trustees to rationalize the Invesco Funds product range following the acquisition of the retail mutual fund business of Morgan Stanley (the Morgan Stanley Transaction). The Trustees recognized that the advisory fees for the Invesco Funds include advisory fees that are the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees inherited from Morgan Stanley and Van Kampen funds acquired in the Morgan Stanley Transaction. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. One Trustee may have weighed a particular piece of information differently than another Trustee.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 15, 2011, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Board met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ performance and investment process oversight, independent credit analysis and investment risk management.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and the advisory services are provided in accordance with the terms of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries.]The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate and satisfactory and in accordance with the terms of the Fund’s sub-advisory contracts.

35        Invesco Van Kampen Equity and Income Fund

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Mixed-Asset Target Allocation Growth Funds Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of the performance universe for the one year period, the first quintile for the three year period and the second quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and five year periods and above the performance of the Index for the three year period. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was below the median contractual advisory fee rate of funds in the expense group. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year and including only one fund per investment adviser. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board also compared the Fund’s effective fee rate (the advisory fee after advisory fee waivers and before expense limitations/waivers) to the advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board noted that the Fund’s rate was below the rate of one mutual fund advised by Invesco Advisers and below the total account level fee of two mutual funds subadvised by Invesco Advisers with comparable strategies.
  Other than the mutual funds described above, the Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts in a manner substantially similar to the management of the Fund.
  The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2012 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers provides services to sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described above other than day-to-day portfolio management. The Board also noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  Based upon the information and considerations described above, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board concluded that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts. The Board concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

36        Invesco Van Kampen Equity and Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2011:

Federal and State Income Tax

Qualified Dividend Income*	79.59%
Corporate Dividends Received Deduction*	65.67%
U.S. Treasury Obligations*	7.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

37        Invesco Van Kampen Equity and Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	143	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	143	None

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	161	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	143	ACE Limited (insurance company); and Investment Company Institute

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and continues to serve as counsel to the Invesco Van Kampen closed-end funds.

T-1        Invesco Van Kampen Equity and Income Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	161	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Bob R. Baker — 1936 Trustee	1983	Retired	143	None
		Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	143	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	143	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	161	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	161	Board of Nature’s Sunshine Products, Inc.
		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	143	Administaff
		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	143	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired	143	None
		Formerly: Chief Executive Officer, YWCA of the U.S.A.

Larry Soll — 1942 Trustee	1997	Retired	143	None
		Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)

T-2        Invesco Van Kampen Equity and Income Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	161	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	143	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A
		Formerly: Director and Secretary, Van Kampen Advisors, Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services, Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)	N/A	N/A
		Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

T-3        Invesco Van Kampen Equity and Income Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A
		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management) and Van Kampen Funds Inc.	N/A	N/A
		Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Investor Services Inc., Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.). Formerly: Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4        Invesco Van Kampen Equity and Income Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-09913 and 333-36074.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-EQI-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2011

Invesco Van Kampen Growth and Income Fund
Nasdaq:
A: ACGIX • B: ACGJX • C: ACGKX • R: ACGLX • Y: ACGMX • Institutional: ACGQX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
12	Financial Statements
14	Notes to Financial Statements
22	Financial Highlights
24	Auditor’s Report
25	Fund Expenses
26	Approval of Investment Advisory and Sub-Advisory Agreements
28	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance. I encourage you to read this report to learn more about your Fund’s short- and long-term performance and its holdings as of the close of the reporting period. This report also includes useful information about your Fund’s management team and a discussion of how your Fund was managed during the reporting period.
     Data indicated that economic growth in the U.S. and most of Europe was anemic during the reporting period. In the U.S., unemployment remained high, and the housing market remained weak. Concerns about European sovereign debt persisted. Nonetheless, equity markets rose in late 2010 and early 2011 as investors anticipated better news ahead. But contentious negotiations to raise the U.S. government’s debt ceiling heightened investor unease, and following the first-ever downgrade of U.S. creditworthiness in August, global stock markets declined as many investors sought safer havens.
Where you can get current information about your Fund
In light of economic uncertainty and market volatility, I suggest you check the timely market updates and commentary from many of our fund managers and other investment professionals at invesco.com/us. On our website, you also can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
As we’ve seen over the last several years, market conditions can change – often suddenly and dramatically. That’s one reason financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it can cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
     Invesco’s investment professionals apply these same principles to the funds they manage.
     Invesco offers a broad array of traditional mutual funds, as well as other investment products, including single-country, sector, regional and global investments spanning equity, fixed income and alternative asset classes. Across our product line, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management – that allows our fund managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be, and that it’s managed with a long-term focus.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser will be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco Van Kampen Growth and Income Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the world’s economies are gradually recovering from the financial crisis, it has not been a smooth path. Unrest in the Middle East, persistently weak job and housing markets in the U.S. and continued government balance sheet repair in Europe are contributing to a slow, labored march toward global recovery.
     In this environment, investors face risks that could make it more difficult to achieve their long-term financial goals – a secure retirement, home ownership, a child’s college education. Although the markets are complex and dynamic, there are ways to simplify the process and potentially increase your odds of achieving your goals. The best approach is to create a solid financial plan that helps you save and invest in ways that anticipate your needs over the long term.
     Your financial adviser can help you define your financial plan, develop an appropriate investment strategy and put you in a better position to achieve your financial goals over the long term. This can take some of the guesswork out of the process and help you make thoughtful investments. Your financial adviser also can help you better understand your tolerance for risk, so that your investment approach lets you sleep at night while getting you closer to your goals. Lastly, your financial adviser can develop an asset allocation strategy that seeks to balance your investment approach, providing some protection against a decline in the markets while allowing you to participate in rising markets. Invesco calls this type of approach “intentional investing.” It means thinking carefully, planning thoughtfully and acting deliberately.
     While no investment can guarantee favorable returns, your Board remains committed to managing costs and enhancing the performance of Invesco’s funds as part of our Investor First orientation. We continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Thanks to the approval of our fund shareholders, Invesco has made great progress in realigning our U.S. mutual fund product line following our acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. When completed, the realignment will reduce overlap in the product lineup, enhance efficiency across our product line and build a solid foundation for further growth to meet client and shareholder needs. I would like to thank those of you who voted your proxy, and I hope our shareholders haven’t been too inconvenienced by the process.
     As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of your Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3 Invesco Van Kampen Growth and Income Fund

Management’s Discussion of Fund Performance

Performance summary
For the 12 months ended August 31, 2011, Invesco Van Kampen Growth and Income Fund underperformed the Russell 1000 Value Index, the Fund’s benchmark. As the Fund uses a bottom-up stock selection approach, stock selection in various sectors was the primary reason the Fund underperformed its benchmark.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 8/31/10 to 8/31/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	13.37%

Class B Shares	13.36

Class C Shares	12.52

Class R Shares	13.08

Class Y Shares	13.64

Institutional Class Shares	13.87

S&P 500 Index▼(Broad Market Index)	18.48

Russell 1000 Value Index▼(Style-Specific Index)	14.37

Lipper Large-Cap Value Funds Index▼(Peer Group Index)	13.81

▼	Lipper Inc.

How we invest
We call our investment philosophy value with a catalyst. We believe that undervalued companies which are experiencing positive changes (i.e., “catalysts”) have the potential to generate long-term stock price growth for shareholders. We generally seek to identify companies that are out of favor with investors, under earning relative to their potential and attractively valued. For these companies, we attempt to identify catalysts that may improve the financial results and/or correct the under valuation. Examples of catalysts typically include improved operational efficiency, changing industry dynamics and/or a change in management.
     We initially identify potential investments through a series of quantitative screens including, but not limited to, return on capital and enterprise value to sales metrics. We then conduct fundamental research on the most attractive opportunities. The research process includes a thorough review of a company’s financial statements, an evaluation of its competitive position and stability, and meetings with its executives. During the research process, we also value the company under various scenarios to determine if the investment is an attractive opportunity relative to its risks. This is also where we typically identify the positive catalyst, a pre-requisite for potential investment. Finally, we generally set a price target for a stock based on normalized earnings and historical valuation multiples.
     In short, our objective is to exploit negative sentiment toward a company’s stock by analyzing the company’s operations in the context of a cyclical environment and identifying one or more catalysts that may improve the company’s financial performance. Improved financial performance, in turn, has the potential to drive the company’s stock price higher.
     We typically sell an investment when it reaches our estimate of fair value or when we identify a more attractive investment opportunity.

Market conditions and your Fund
Equity markets were highly volatile during the fiscal year as investors weighed the competing issues of improved corporate profits, soft macroeconomic data and debt issues in Europe. In the U.S., corporate earnings were largely positive, but often overshadowed by concerns about high unemployment, a lack of consumer confidence, the growing debt contagion in Europe and the possibility of a downgrade of the U.S. credit rating.
     After a general rising trend through July 2011, the major equity indexes sold off precipitously in August as the U.S. received the first-ever downgrade to its credit rating from Standard & Poor’s. At the same time, the sovereign debt crisis unfolded in the eurozone, prompting concerns of a “double-dip” recession. Even with the abrupt sell-off in August, the major equity indexes recorded positive returns for the fiscal year, and all 10 sectors of the S&P 500 Index posted gains. Sector returns were mixed, as the energy sector posted the highest returns, followed by consumer discretionary and health care, with financials returning the lowest, with only slightly positive results.
     An underweight position in the financials sector was the largest relative contributor to Fund performance versus the Russell 1000 Value Index, its style-specific benchmark, as financial stocks performed poorly toward the end of the reporting period. In general, we focused on what we believed were lower risk

Portfolio Composition
By sector

Financials	19.7%

Energy	12.9

Health Care	11.9

Consumer Staples	11.8

Information Technology	10.9

Consumer Discretionary	9.7

Industrials	9.0

Utilities	4.6

Telecommunication Services	3.0

Materials	0.9

Money Market Funds Plus

Other Assets Less Liabilities	5.6

Top 10 Equity Holdings*

1.	JPMorgan Chase & Co.	4.5%

2.	General Electric Co.	4.0

3.	Marsh & McLennan Cos, Inc.	3.1

4.	UnitedHealth Group, Inc.	2.6

5.	Anadarko Petroleum Corp.	2.6

6.	Pfizer, Inc.	2.5

7.	Viacom, Inc.-Class B	2.4

8.	eBay, Inc.	2.4

9.	American Electric Power Co., Inc.	2.4

10.	Proctor & Gamble Co. (The)	2.3

Top Five Industries

1.	Other Diversified Financial Services	6.84%

2.	Pharmaceuticals	6.71

3.	Integrated Oil & Gas	6.30

4.	Industrial Conglomerates	5.36

5.	Electric Utilities	4.56

Total Net Assets	$6.6 billion
Total Number of Holdings*	78

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4 Invesco Van Kampen Growth and Income Fund

financial companies with stronger balance sheets and less credit risk given the systemic risk in most financial stocks.
     Stock selection within and an overweight allocation to consumer discretionary stocks also contributed to relative performance of the Fund, as media stocks, like Viacom, performed well in this sector due to an increase in advertisement revenue over the reporting period.
     Strong stock selection in the materials sector was another driver of relative performance versus the benchmark, as holdings such as Dow Chemical performed extremely well. Though it was a long-term holding for the Fund, we sold our position in Dow Chemical during the reporting period, staying true to our value approach of selling an investment when it reaches our estimate of fair value in order to find more favorable investment opportunities that we consider undervalued.
     The information technology (IT) sector was the largest relative detractor from Fund performance during the reporting period due to stock selection. The portfolio was overweight in the IT sector versus the Russell 1000 Value Index and was adversely affected by its exposure to stocks in the hardware and equipment industry. Notably detracting from Fund returns was Hewlett Packard, as the stock sold off significantly on the announcement the company was selling its PC business to purchase an enterprise software company. Cisco Systems was also a large detractor in the IT sector; however, the Fund sold this position during the early part of 2011.
     Stock selection in the industrials sector also dampened relative performance versus the Russell 1000 Value Index. Notably, in the transportation industry, lack of exposure to railroad stocks that performed well during the reporting period detracted from relative performance.
     Finally, stock selection and an underweight position in the utilities sector also detracted from relative performance. Lack of exposure to multi-utilities stocks was one of the largest detractors from performance in this sector.
     Currency forward contracts were used during the reporting period for the sole purpose of hedging currency exposure of the U.S. dollar-denominated American Depositary Receipts (ADRs) in the Fund. An ADR is a negotiable security that represents the underlying securities of a non-U.S. company that trades in the U.S. financial markets, priced in U.S. dollars. The use of currency forward contracts had a slight positive effect on both absolute and relative Fund performance versus the Russell 1000 Value Index for the reporting period.
     Equity markets experienced an increase in volatility during the reporting period, ending with a sharp sell-off in August of 2011. We believe that market volatility and the market correction that began in the third quarter of 2011 created opportunities to invest in companies with attractive valuations and strong fundamentals. We believe that ultimately those valuations and fundamentals may be reflected in those companies’ stock prices.
     As always, we would like to caution investors against making investment decisions based on short-term performance. We recommend that you consult a financial adviser to discuss your individual financial program.
     Thank you for your investment in Invesco Van Kampen Growth and Income Fund and for sharing our long-term investment horizon.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Thomas Bastian
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Van Kampen Growth and Income Fund. Mr. Bastian joined Invesco in 2010. He earned a B.A. in accounting from St. John’s University and an M.B.A. in finance from the University of Michigan.
Mark Laskin
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Growth and Income Fund. Mr. Laskin joined Invesco in 2010. He earned a B.A. in history from Swarthmore College and an M.B.A. and M.A. from the Wharton School and Lauder Institute, respectively, of the University of Pennsylvania.
Mary Jayne Maly
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Growth and Income Fund. Ms. Maly joined Invesco in 2010. She earned a B.A. from the University of Pittsburgh and an M.B.A. from the American Graduate School of International Management.
Sergio Marcheli
Portfolio manager, is manager of Invesco Van Kampen Growth and Income Fund. Mr. Marcheli joined Invesco in 2010. He earned a B.B.A. from the University of Houston and an M.B.A. from the University of St. Thomas.
James Roeder
Chartered Financial Analyst, Certified Public Accountant, portfolio manager, is manager of Invesco Van Kampen Growth and Income Fund. Mr. Roeder joined Invesco in 2010. He earned a B.S. in accounting from Clemson University and an M.B.A. in economics and finance from the University of Chicago Graduate School of Business.

5 Invesco Van Kampen Growth and Income Fund

Your Fund’s Long-Term Performance
Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not.
Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

6 Invesco Van Kampen Growth and Income Fund

Average Annual Total Returns
As of 8/31/11, including maximum applicable sales charges

Class A Shares

Inception (8/1/46)		9.11%

10	Years	3.12

5	Years	-1.11

1	Year	7.17

Class B Shares

Inception (8/2/93)		8.37%

10	Years	3.36

5	Years	-0.36

1	Year	8.36

Class C Shares

Inception (8/2/93)		7.93%

10	Years	2.95

5	Years	-0.72

1	Year	11.52

Class R Shares

Inception (10/1/02)		6.43%

5	Years	-0.24

1	Year	13.08

Class Y Shares

Inception (10/19/04)		4.14%

5	Years	0.27

1	Year	13.64

Institutional Class Shares

10	Years	3.76%

5	Years	0.13

1	Year	13.87
Effective June 1, 2010, Class A, Class B, Class C, Class R and Class I shares of the predecessor fund, Van Kampen Growth and Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C, Class R and Class Y shares, respectively, of Invesco Van Kampen Growth and Income Fund. Returns shown above for Class A, Class B, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen Growth and Income Fund. Share class returns

Average Annual Total Returns
As of 6/30/11, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (8/1/46)		9.31%

10	Years	3.90

5	Years	1.64

1	Year	21.23

Class B Shares

Inception (8/2/93)		9.08%

10	Years	4.12

5	Years	2.38

1	Year	23.28

Class C Shares

Inception (8/2/93)		8.65%

10	Years	3.72

5	Years	2.03

1	Year	26.32

Class R Shares

Inception (10/1/02)		7.84%

5	Years	2.52

1	Year	27.98

Class Y Shares

Inception (10/19/04)		5.87%

5	Years	3.04

1	Year	28.63

Institutional Class Shares

10	Years	4.54%

5	Years	2.88

1	Year	28.88
will differ from the predecessor fund because of different expenses.
     Institutional Class shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 0.75%, 0.90%, 1.50%, 1.00%, 0.50% and 0.45%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

continued from page 8
sive study program in the field of investment management and research analysis.

■	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

7 Invesco Van Kampen Growth and Income Fund

Invesco Van Kampen Growth and Income Fund’s investment objective is to seek income and long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of August 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased or acquired by exchange from share classes other than Class B shares. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information. in

Principal risks of investing in the Fund
■	Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. Small or medium-sized companies are often subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. The ability of the Fund’s portfolio holdings to generate income is dependent on the earnings and the continuing declaration of dividends by the issuers of such securities. The values of income-producing equity securities may or may not fluctuate in tandem with overall changes in the stock markets. The Fund’s investments in other fixed income or debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The market prices of such securities tend to fall as interest rates rise, and such declines may be greater among securities with longer maturities. The values of convertible securities tend to decline as interest rates rise and, because of the conversion feature, tend to vary with fluctuations in the market value of the underlying equity security.

■	Foreign risks. The risks of investing in securities of foreign issuers, including emerging markets issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.

■	Futures risk. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events.

■	Options risk. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

■	Risks of investing in REITs. Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and certain other expenses. In addition, REITs depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets.

■	Risks of derivatives. Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

■	Value investing style. The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The Russell 1000 Value Index® is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehen-
continued on page 7

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	ACGIX
Class B Shares	ACGJX
Class C Shares	ACGKX
Class R Shares	ACGLX
Class Y Shares	ACGMX
Institutional Class Shares	ACGQX

8 Invesco Van Kampen Growth and Income Fund

Schedule of Investments

August 31, 2011

	Shares	Value

Common Stocks & Other Equity Interests–94.37%(a)
Advertising–0.00%
Interpublic Group of Cos., Inc. (The)	31,918	$275,452

Agricultural Products–0.77%
Archer-Daniels-Midland Co.	1,766,859	50,320,144

Air Freight & Logistics–0.48%
FedEx Corp.	397,143	31,263,097

Asset Management & Custody Banks–1.48%
Northern Trust Corp.	1,227,686	47,179,973

State Street Corp.	1,420,900	50,470,368

		97,650,341

Cable & Satellite–3.35%
Comcast Corp.–Class A	5,764,155	123,986,974

Time Warner Cable, Inc.	1,471,327	96,371,918

		220,358,892

Computer Hardware–2.22%
Dell, Inc.(b)	4,407,404	65,516,060

Hewlett-Packard Co.	3,092,769	80,504,777

		146,020,837

Consumer Electronics–0.85%
Sony Corp.–ADR (Japan)	2,542,789	55,814,218

Data Processing & Outsourced Services–0.90%
Western Union Co.	3,584,883	59,222,267

Diversified Banks–1.50%
U.S. Bancorp	1,781,134	41,340,120

Wells Fargo & Co.	2,201,095	57,448,580

		98,788,700

Diversified Chemicals–0.92%
PPG Industries, Inc.	788,267	60,373,369

Diversified Support Services–0.67%
Cintas Corp.	1,373,706	43,931,118

Drug Retail–1.03%
Walgreen Co.	1,929,437	67,935,477

Electric Utilities–4.56%
American Electric Power Co., Inc.	4,020,880	155,326,595

Edison International	1,216,617	45,245,986

Entergy Corp.	613,940	40,035,027

FirstEnergy Corp.	1,351,104	59,786,352

		300,393,960

Food Distributors–1.31%
Sysco Corp.	3,082,301	86,088,667

Health Care Distributors–0.81%
Cardinal Health, Inc.	1,258,990	53,507,075

Health Care Equipment–1.04%
Medtronic, Inc.	1,949,853	68,381,345

Health Care Facilities–0.46%
HCA Holdings, Inc.(b)	1,505,963	30,164,439

Home Improvement Retail–1.44%
Home Depot, Inc. (The)	2,830,060	94,467,403

Household Products–2.83%
Energizer Holdings, Inc.(b)	460,856	34,785,411

Procter & Gamble Co. (The)	2,379,604	151,533,183

		186,318,594

Human Resource & Employment Services–0.73%
Manpower, Inc.	479,636	19,319,738

Robert Half International, Inc.	1,195,665	28,600,307

		47,920,045

Industrial Conglomerates–5.36%
General Electric Co.	16,003,028	261,009,387

Tyco International Ltd.	2,208,366	91,823,858

		352,833,245

Industrial Machinery–1.21%
Ingersoll-Rand PLC (Ireland)	2,375,974	79,618,889

Insurance Brokers–3.16%
Marsh & McLennan Cos., Inc.	6,992,997	207,831,871

Integrated Oil & Gas–6.30%
ConocoPhillips	492,391	33,517,055

Exxon Mobil Corp.	1,040,339	77,026,700

Hess Corp.	1,632,558	96,875,992

Occidental Petroleum Corp.	729,384	63,266,768

Royal Dutch Shell PLC–ADR (United Kingdom)	2,150,646	144,200,814

		414,887,329

Integrated Telecommunication Services–1.21%
Verizon Communications, Inc.	2,203,440	79,698,425

Internet Software & Services–3.37%
eBay, Inc.(b)	5,062,255	156,271,812

Yahoo! Inc.(b)	4,835,982	65,793,535

		222,065,347

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen Growth and Income Fund

	Shares	Value

Investment Banking & Brokerage–2.16%
Charles Schwab Corp. (The)	6,078,197	$74,944,169

Morgan Stanley	3,820,643	66,861,252

		141,805,421

IT Consulting & Other Services–0.95%
Amdocs Ltd.(b)	2,283,747	62,734,530

Life & Health Insurance–0.53%
Principal Financial Group, Inc.	1,386,524	35,162,249

Managed Health Care–2.91%
CIGNA Corp.	424,605	19,846,038

UnitedHealth Group, Inc.	3,605,199	171,319,056

		191,165,094

Movies & Entertainment–4.02%
Time Warner, Inc.	3,346,593	105,953,134

Viacom, Inc.–Class B	3,283,357	158,389,142

		264,342,276

Office Services & Supplies–0.56%
Avery Dennison Corp.	1,268,320	36,920,795

Oil & Gas Equipment & Services–2.50%
Baker Hughes, Inc.	780,272	47,682,422

Cameron International Corp.(b)	595,872	30,961,509

Schlumberger Ltd.	1,099,941	85,927,391

		164,571,322

Oil & Gas Exploration & Production–3.59%
Anadarko Petroleum Corp.	2,309,610	170,333,738

Devon Energy Corp.	972,321	65,952,533

		236,286,271

Oil & Gas Storage & Transportation–0.52%
Williams Cos., Inc. (The)	1,278,633	34,510,305

Other Diversified Financial Services–6.84%
Bank of America Corp.	6,622,084	54,102,426

Citigroup, Inc.	3,207,537	99,594,018

JPMorgan Chase & Co.	7,894,425	296,514,603

		450,211,047

Packaged Foods & Meats–3.02%
Kraft Foods, Inc.–Class A	2,907,829	101,832,172

Unilever N.V.–New York Shares (Netherlands)	2,856,510	97,121,340

		198,953,512

Personal Products–1.61%
Avon Products, Inc.	4,699,003	106,009,508

Pharmaceuticals–6.71%
Abbott Laboratories	989,004	51,932,600

Bristol-Myers Squibb Co.	4,185,816	124,528,026

Eli Lilly and Co.	348,956	13,089,340

Merck & Co., Inc.	2,639,815	87,430,673

Pfizer, Inc.	8,665,327	164,467,906

		441,448,545

Property & Casualty Insurance–0.81%
Chubb Corp. (The)	862,431	53,375,855

Regional Banks–3.26%
BB&T Corp.	2,064,692	46,021,985

Fifth Third Bancorp	2,925,153	31,065,125

PNC Financial Services Group, Inc.	2,143,832	107,491,736

Regions Financial Corp.	6,647,371	30,179,064

		214,757,910

Semiconductor Equipment–0.43%
Applied Materials, Inc.	2,522,753	28,557,564

Semiconductors–0.79%
Intel Corp.	2,545,318	51,237,252

STMicroelectronics N.V.–New York Shares (Netherlands)	141,452	942,070

		52,179,322

Soft Drinks–1.19%
Coca-Cola Co. (The)	1,107,283	78,008,087

Systems Software–2.21%
Microsoft Corp.	5,458,547	145,197,350

Wireless Telecommunication Services–1.80%
Vodafone Group PLC–ADR (United Kingdom)	4,490,306	118,274,660

Total Common Stocks & Other Equity Interests (Cost $6,140,209,362)		6,210,602,169

Money Market Funds–5.68%
Liquid Assets Portfolio–Institutional Class(c)	186,930,047	186,930,047

Premier Portfolio–Institutional Class(c)	186,930,046	186,930,046

Total Money Market Funds (Cost $373,860,093)		373,860,093

TOTAL INVESTMENTS–100.05% (Cost $6,514,069,455)		6,584,462,262

OTHER ASSETS LESS LIABILITIES–(0.05)%		(3,430,165)

NET ASSETS–100.00%		$6,581,032,097

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen Growth and Income Fund

Investment Abbreviation:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen Growth and Income Fund

Statement of Assets and Liabilities

August 31, 2011

Assets:
Investments, at value (Cost $6,140,209,362)	$6,210,602,169

Investments in affiliated money market funds, at value and cost	373,860,093

Total investments, at value (Cost $6,514,069,455)	6,584,462,262

Receivable for:
Investments sold	8,389,220

Fund shares sold	5,445,934

Dividends	15,622,878

Foreign currency contracts outstanding	218,846

Investment for trustee deferred compensation and retirement plans	13,759

Other assets	59,119

Total assets	6,614,212,018

Liabilities:
Payable for:
Investments purchased	7,407,333

Fund shares reacquired	20,039,142

Accrued fees to affiliates	4,995,327

Accrued other operating expenses	544,625

Foreign currency contracts outstanding	106,597

Trustee deferred compensation and retirement plans	86,897

Total liabilities	33,179,921

Net assets applicable to shares outstanding	$6,581,032,097

Net assets consist of:
Shares of beneficial interest	$6,858,017,906

Undistributed net investment income	20,820,280

Undistributed net realized gain (loss)	(368,311,145)

Unrealized appreciation	70,505,056

$6,581,032,097

Net Assets:
Class A	$4,149,537,155

Class B	$173,129,147

Class C	$258,606,266

Class R	$147,453,360

Class Y	$1,544,968,267

Institutional Class	$307,337,902

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	230,373,400

Class B	9,680,634

Class C	14,493,275

Class R	8,183,777

Class Y	85,706,502

Institutional Class	17,027,156

Class A:
Net asset value per share	$18.01

Maximum offering price per share
(Net asset value of $18.01 divided by 94.50%)	$19.06

Class B:
Net asset value and offering price per share	$17.88

Class C:
Net asset value and offering price per share	$17.84

Class R:
Net asset value and offering price per share	$18.02

Class Y:
Net asset value and offering price per share	$18.03

Institutional Class:
Net asset value and offering price per share	$18.05

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen Growth and Income Fund

Statement of Operations

For the year ended August 31, 2011

Investment income:
Dividends (net of foreign withholding taxes of $1,667,492)	$145,931,550

Dividends from affiliated money market funds	334,800

Total investment income	146,266,350

Expenses:
Advisory fees	25,136,962

Administrative services fees	712,245

Custodian fees	174,196

Distribution fees:
Class A	11,577,995

Class B	578,542

Class C	2,912,311

Class R	757,392

Transfer agent fees — A, B, C, R and Y	14,780,687

Transfer agent fees — Institutional	37,962

Trustees’ and officers’ fees and benefits	202,748

Other	387,723

Total expenses	57,258,763

Less: Fees waived and expense offset arrangement(s)	(469,507)

Net expenses	56,789,256

Net investment income	89,477,094

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $1,254,912)	395,088,343

Foreign currency contracts	(4,543,402)

390,544,941

Change in net unrealized appreciation of:
Investment securities	328,889,078

Foreign currency contracts	112,249

329,001,327

Net realized and unrealized gain	719,546,268

Net increase in net assets resulting from operations	$809,023,362

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen Growth and Income Fund

Statement of Changes in Net Assets

For the year ended August 31, 2011, nine months ended August 31, 2010 and the year ended November 30, 2009

	For the	For the nine	For the
	year ended	months ended	year ended
	August 31,	August 31,	November 30,
	2011	2010	2009

Operations:
Net investment income	$89,477,094	$66,058,781	$87,509,634

Net realized gain (loss)	390,544,941	227,794,122	(393,154,825)

Change in net unrealized appreciation (depreciation)	329,001,327	(655,291,184)	1,496,446,937

Net increase (decrease) in net assets resulting from operations	809,023,362	(361,438,281)	1,190,801,746

Distributions to shareholders from net investment income:
Class A	(49,752,247)	(46,288,757)	(70,464,829)

Class B	(2,289,778)	(2,797,501)	(5,807,436)

Class C	(994,066)	(1,469,851)	(3,052,534)

Class R	(1,231,024)	(966,152)	(1,240,399)

Class Y	(20,659,588)	(14,834,399)	(16,453,885)

Institutional Class	(2,010,774)	(7,403)	—

Total distributions from net investment income	(76,937,477)	(66,364,063)	(97,019,083)

Share transactions–net:
Class A	(497,901,045)	(79,552,064)	(678,175,907)

Class B	(91,521,932)	(73,657,762)	(106,688,362)

Class C	(44,889,378)	(28,153,841)	(45,428,209)

Class R	11,454,379	23,921,215	8,022,019

Class Y	198,824,176	200,227,325	59,355,169

Institutional Class	279,255,628	42,659,039	—

Net increase (decrease) in net assets resulting from share transactions	(144,778,172)	85,443,912	(762,915,290)

Net increase (decrease) in net assets	587,307,713	(342,358,432)	330,867,373

Net assets:
Beginning of period	5,993,724,384	6,336,082,816	6,005,215,443

End of period (includes undistributed net investment income of $20,820,280, $8,255,246 and $8,560,528, respectively)	$6,581,032,097	$5,993,724,384	$6,336,082,816

Notes to Financial Statements

August 31, 2011

NOTE 1—Significant Accounting Policies

Invesco Van Kampen Growth and Income Fund (the “Fund”), is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twelve separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is income and long-term growth of capital.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other

14        Invesco Van Kampen Growth and Income Fund

Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the

15        Invesco Van Kampen Growth and Income Fund

laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
J.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

16        Invesco Van Kampen Growth and Income Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $150 million	0.50%

Next $100 million	0.45%

Next $100 million	0.40%

Over $350 million	0.35%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (formerly Invesco Trimark Ltd.) (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 0.88%, 1.63%, 1.63%, 1.13%, 0.63% and 0.63% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended August 31, 2011, the Adviser waived advisory fees of $462,153.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares, Class C shares and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.
  For the year ended August 31, 2011, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the year ended August 31, 2011, IDI advised the Fund that IDI retained $363,411 in front-end sales commissions from the sale of Class A shares and $448, $210,511 and $15,857 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, Invesco Ltd., IIS and/or IDI.

17        Invesco Van Kampen Growth and Income Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of August 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended August 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$6,584,462,262	$—	$—	$6,584,462,262

Foreign Currency Contracts*	—	112,249	—	112,249

Total Investments	$6,584,462,262	$112,249	$—	$6,584,574,511

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of August 31, 2011:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities

Currency risk/foreign currency contracts	$218,846	$(106,597)

Effect of Derivative Instruments for the year ended August 31, 2011

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Foreign Currency
Contracts*

Realized Gain (Loss)
Currency risk	$(4,543,402)

Change in Unrealized Appreciation
Currency risk	112,249

Total	$(4,431,153)

*	The average notional value of foreign currency contracts outstanding during the period was $(96,830,806).

18        Invesco Van Kampen Growth and Income Fund

Open Foreign Currency Contracts
Settlement		Contract to				Notional	Unrealized
Date	Counterparty	Deliver		Receive		Value	Appreciation

9/15/2011	Bank of New York	GBP	11,568,518	USD	18,799,074	$(18,781,715)	$17,359

9/15/2011	Bank of New York	JPY	1,533,863,815	USD	20,088,058	(20,033,904)	54,154

9/15/2011	BNPX NA	GBP	23,302,187	USD	37,901,358	(37,831,556)	69,802

9/15/2011	Morgan Stanley	EUR	13,315,654	USD	19,143,982	(19,130,560)	13,422

9/15/2011	Morgan Stanley	JPY	1,548,057,254	USD	20,277,393	(20,219,286)	58,107

9/15/2011	State Street	GBP	11,991,648	USD	19,474,676	(19,468,674)	6,002

						$(135,465,695)	$218,846

							Unrealized
Settlement		Contract to				Notional	Appreciation
Date	Counterparty	Deliver		Receive		Value	(Depreciation)

9/15/2011	Bank of New York	EUR	24,858,387	USD	35,692,169	$(35,713,970)	$(21,801)

9/15/2011	Bank of New York	GBP	7,877,470	USD	12,747,793	(12,789,225)	(41,432)

9/15/2011	BNPX NA	EUR	39,863,385	USD	57,260,165	(57,271,606)	(11,441)

9/15/2011	State Street	EUR	40,562,667	USD	58,244,338	(58,276,261)	(31,923)

						$(164,051,062)	$(106,597)

Total open foreign currency contracts						$(299,516,757)	$112,249

Currency Abbreviations:
EUR	– Euro
GBP	– British Pound Sterling
JPY	– Japanese Yen
USD	– U.S. Dollar

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2011, the Fund engaged in securities purchases of $14,303,385 and securities sales of $2,711,217, which resulted in net realized gains of $1,254,912.

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2011, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $7,354.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended August 31, 2011, the Fund paid legal fees of $14,982 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

19        Invesco Van Kampen Growth and Income Fund

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended August 31, 2011 and the nine months ended August 31, 2010:

	2011	2010

Ordinary income	$76,937,477	$66,364,063

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$20,905,812

Net unrealized appreciation — investments	59,269,930

Temporary book/tax differences	(85,533)

Capital loss carryforward	(357,076,018)

Shares of beneficial interest	6,858,017,906

Total net assets	$6,581,032,097

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited to utilizing $349,943,905 of capital loss carryforward in the fiscal year ending August 31, 2012.
  The Fund utilized $389,710,055 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of August 31, 2011 which expires as follows:

Capital Loss
Expiration	Carryforward*

August 31, 2016	$12,303,518

August 31, 2017	344,772,500

Total capital loss carryforward	$357,076,018

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of May 23, 2011, the date of reorganization of Invesco Fundamental Value Fund and Invesco Large Cap Relative Value Fund into the Fund and realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganizations.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2011 was $1,516,650,748 and $1,900,122,966, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$525,980,551

Aggregate unrealized (depreciation) of investment securities	(466,710,621)

Net unrealized appreciation of investment securities	$59,269,930

Cost of investments for tax purposes is $6,525,192,332.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, merger expenses and net operating losses, on August 31, 2011, undistributed net investment income was increased by $25,417, undistributed net realized gain (loss) was decreased by $14,743,462 and shares of beneficial interest was increased by $14,718,045.

20        Invesco Van Kampen Growth and Income Fund

NOTE 12—Share Information

	Summary of Share Activity

	Year ended				Nine months ended				Year ended
	August 31, 2011(a)				August 31, 2010				November 30, 2009
	Shares		Amount		Shares		Amount		Shares	Amount

Sold:
Class A	40,168,664	(b)	$769,987,884	(b)	40,694,820	(c)	$707,176,618	(c)	57,927,682	$807,430,785

Class B	438,546		8,100,844		934,228		16,167,953		2,148,011	29,667,060

Class C	1,063,972		20,372,767		1,252,711		21,780,200		2,037,857	28,300,443

Class R	2,659,405		51,394,097		2,423,181		42,296,238		2,343,353	33,092,151

Class Y	35,839,552		683,384,836		29,182,798		503,102,992		27,202,880	396,177,523

Institutional Class	17,685,144		338,759,065		2,638,781		43,251,096		—	—

Issued as reinvestment of dividends:
Class A	2,499,969		46,491,378		2,544,181		43,649,414		4,949,122	66,221,754

Class B	115,560		2,128,328		154,168		2,633,398		411,733	5,438,004

Class C	48,175		883,466		69,351		1,190,861		192,064	2,487,495

Class R	65,955		1,229,378		50,681		870,627		82,308	1,099,777

Class Y	1,043,596		19,488,200		714,655		12,230,024		956,393	12,847,279

Institutional Class	105,285		2,010,645		3		38		—	—

Issued in connection with acquisitions:(d)
Class A	2,699,773		54,844,342		—		—		—	—

Class B	1,176,109		23,721,474		—		—		—	—

Class C	191,857		3,863,281		—		—		—	—

Class Y	3,646,445		74,111,693		—		—		—	—

Reacquired:
Class A	(71,652,843)		(1,369,224,649)		(48,110,313)		(830,378,096)		(119,809,171)	(1,551,828,446)

Class B	(6,560,544	)(b)	(125,472,578	)(b)	(5,374,410	)(c)	(92,459,113	)(c)	(10,314,145)	(141,793,426)

Class C	(3,720,137)		(70,008,892)		(2,985,220)		(51,124,902)		(5,586,391)	(76,216,147)

Class R	(2,146,765)		(41,169,096)		(1,113,115)		(19,245,650)		(1,842,190)	(26,169,909)

Class Y	(29,884,311)		(578,160,553)		(18,516,612)		(315,105,691)		(25,304,022)	(349,669,633)

Institutional Class	(3,366,863)		(61,514,082)		(35,194)		(592,095)		—	—

Net increase (decrease) in share activity	(7,883,456)		$(144,778,172)		4,524,694		$85,443,912		(64,604,516)	$(762,915,290)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 22% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially. In addition, 1% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are mutual funds that are advised by Invesco.
(b)	Includes automatic conversion of 3,952,448 Class B shares into 3,922,878 Class A shares at a value of $76,286,897.
(c)	Includes automatic conversion of 1,668,282 Class B shares into 1,654,934 Class A shares at a value of $28,323,179.
(d)	As of the opening of business on May 23, 2011, the Fund acquired all of the net assets of Invesco Fundamental Value Fund and Invesco Large Cap Relative Value Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of Invesco Fundamental Value Fund and Invesco Large Cap Relative Value Fund on April 14, 2011. The acquisitions were accomplished by a tax-free exchange of 7,714,184 shares of the Fund for 3,780,748 shares outstanding of Invesco Fundamdental Value Fund and 10,106,294 shares outstanding of Invesco Large Cap Relative Value Fund as of the close of business on May 20, 2011. Invesco Fundamental Value Fund’s net assets at that date of $42,883,547 including $7,514,659 of unrealized appreciation and Invesco Large Cap Relative Value Fund’s net assets at that date of $113,657,243 including $3,426,387 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $7,418,140,055. The net assets of the Fund immediately following the acquisition were $7,574,680,845.

21        Invesco Van Kampen Growth and Income Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
												expenses		expenses
			Net gains									to average		to average net		Ratio of net
	Net asset		(losses) on		Dividends	Distributions						net assets		assets without		investment
	value,	Net	securities (both	Total from	from net	from net		Net asset			Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total		end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period	Return		(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Year ended 08/31/11	$16.06	$0.24	$1.91	$2.15	$(0.20)	$—	$(0.20)	$18.01	13.37	%(c)	$4,149,537	0.83	%(d)	0.84	%(d)	1.23	%(d)	23%
Nine months ended 08/31/10	17.19	0.18	(1.13)	(0.95)	(0.18)	—	(0.18)	16.06	(5.60	)(c)	4,122,779	0.74	(n)	0.74	(n)	1.36	(n)	23
Year ended 11/30/09	13.87	0.23	3.34	3.57	(0.25)	—	(0.25)	17.19	26.24	(e)	4,496,159	0.88		0.88		1.58		51
Year ended 11/30/08	22.72	0.33	(7.86)	(7.53)	(0.37)	(0.95)	(1.32)	13.87	(35.05	)(e)	4,416,052	0.79		0.79		1.78		42
Year ended 11/30/07	22.62	0.36	1.21	1.57	(0.39)	(1.08)	(1.47)	22.72	7.26	(e)	7,793,361	0.77		0.77		1.58		26
Year ended 11/30/06	21.72	0.35	2.43	2.78	(0.31)	(1.57)	(1.88)	22.62	13.76	(e)	7,711,863	0.79		0.79		1.66		30

Class B
Year ended 08/31/11	15.93	0.23	1.90	2.13	(0.18)	—	(0.18)	17.88	13.36	(c)(f)	173,129	0.83	(d)(f)	0.84	(d)(f)	1.23	(d)(f)	23
Nine months ended 08/31/10	17.05	0.16	(1.12)	(0.96)	(0.16)	—	(0.16)	15.93	(5.69	)(c)(f)	231,193	0.89	(f)(n)	0.89	(f)(n)	1.21	(f)(n)	23
Year ended 11/30/09	13.76	0.22	3.32	3.54	(0.25)	—	(0.25)	17.05	26.32	(g)(h)	320,577	0.89	(h)	0.89	(h)	1.59	(h)	51
Year ended 11/30/08	22.57	0.32	(7.81)	(7.49)	(0.37)	(0.95)	(1.32)	13.76	(35.09	)(g)(h)	365,277	0.84	(h)	0.84	(h)	1.72	(h)	42
Year ended 11/30/07	22.47	0.34	1.20	1.54	(0.36)	(1.08)	(1.44)	22.57	7.18	(g)(h)	777,590	0.85	(h)	0.85	(h)	1.50	(h)	26
Year ended 11/30/06	21.52	0.34	2.41	2.75	(0.23)	(1.57)	(1.80)	22.47	13.70	(g)(h)	869,869	0.84	(h)	0.84	(h)	1.60	(h)	30

Class C
Year ended 08/31/11	15.91	0.09	1.90	1.99	(0.06)	—	(0.06)	17.84	12.52	(c)(m)	258,606	1.57	(d)(m)	1.58	(d)(m)	0.49	(d)(m)	23
Nine months ended 08/31/10	17.03	0.08	(1.12)	(1.04)	(0.08)	—	(0.08)	15.91	(6.13	)(c)	269,051	1.49	(n)	1.49	(n)	0.61	(n)	23
Year ended 11/30/09	13.74	0.12	3.32	3.44	(0.15)	—	(0.15)	17.03	25.36	(h)(i)	316,283	1.62	(h)	1.62	(h)	0.84	(h)	51
Year ended 11/30/08	22.53	0.20	(7.81)	(7.61)	(0.23)	(0.95)	(1.18)	13.74	(35.54	)(h)(i)	301,306	1.51	(h)	1.51	(h)	1.06	(h)	42
Year ended 11/30/07	22.43	0.20	1.21	1.41	(0.23)	(1.08)	(1.31)	22.53	6.53	(h)(i)	591,037	1.48	(h)	1.48	(h)	0.87	(h)	26
Year ended 11/30/06	21.56	0.19	2.41	2.60	(0.16)	(1.57)	(1.73)	22.43	12.88	(i)	620,565	1.54		1.54		0.91		30

Class R
Year ended 08/31/11	16.07	0.19	1.92	2.11	(0.16)	—	(0.16)	18.02	13.08	(c)	147,453	1.08	(d)	1.09	(d)	0.98	(d)	23
Nine months ended 08/31/10	17.19	0.14	(1.11)	(0.97)	(0.15)	—	(0.15)	16.07	(5.72	)(c)	122,188	0.99	(n)	0.99	(n)	1.11	(n)	23
Year ended 11/30/09	13.87	0.18	3.35	3.53	(0.21)	—	(0.21)	17.19	26.00	(j)	107,371	1.13		1.13		1.29		51
Year ended 11/30/08	22.73	0.29	(7.88)	(7.59)	(0.32)	(0.95)	(1.27)	13.87	(35.25	)(j)	78,522	1.04		1.04		1.53		42
Year ended 11/30/07	22.62	0.30	1.22	1.52	(0.33)	(1.08)	(1.41)	22.73	7.03	(j)	140,227	1.02		1.02		1.33		26
Year ended 11/30/06	21.72	0.31	2.42	2.73	(0.26)	(1.57)	(1.83)	22.62	13.48	(j)	128,511	1.04		1.04		1.46		30

Class Y
Year ended 08/31/11	16.08	0.28	1.92	2.20	(0.25)	—	(0.25)	18.03	13.64	(c)	1,544,968	0.58	(d)	0.59	(d)	1.48	(d)	23
Nine months ended 08/31/10	17.21	0.21	(1.13)	(0.92)	(0.21)	—	(0.21)	16.08	(5.41	)(c)	1,206,652	0.49	(n)	0.49	(n)	1.61	(n)	23
Year ended 11/30/09	13.88	0.26	3.35	3.61	(0.28)	—	(0.28)	17.21	26.60	(k)	1,095,692	0.63		0.63		1.81		51
Year ended 11/30/08	22.74	0.38	(7.87)	(7.49)	(0.42)	(0.95)	(1.37)	13.88	(34.90	)(k)	844,058	0.54		0.54		2.04		42
Year ended 11/30/07	22.63	0.41	1.23	1.64	(0.45)	(1.08)	(1.53)	22.74	7.57	(k)	1,185,286	0.52		0.52		1.83		26
Year ended 11/30/06	21.73	0.41	2.43	2.84	(0.37)	(1.57)	(1.94)	22.63	13.98	(k)	881,182	0.54		0.54		1.92		30

Institutional Class
Year ended 08/31/11	16.08	0.32	1.92	2.24	(0.27)	—	(0.27)	18.05	13.87	(c)	307,338	0.39	(d)	0.40	(d)	1.67	(d)	23
Nine months ended 08/31/10(l)	16.48	0.05	(0.39)	(0.34)	(0.06)	—	(0.06)	16.08	(2.05	)(c)	41,861	0.45	(n)	0.45	(n)	1.31	(n)	23

(a)	Calculated using average shares outstanding.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended August 31, 2011, the portfolio calculation excludes the value of securities purchased of $138,016,999 and sold of $13,000,923 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Fundamental Value Fund and Invesco Large Cap Relative Value Fund into the Fund.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d)	Ratios are based on average daily net assets (000’s omitted) of $4,636,574, $230,898, $294,554, $151,485, $1,602,529 and $158,806, for Class A, Class B, Class C, Class R, Class Y and Institutional Class, respectively.
(e)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.25% and 0.40% for the year ended August 31, 2011 and nine months ended August 31, 2010.
(g)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(h)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of less than 1%.

22        Invesco Van Kampen Growth and Income Fund

(i)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(j)	Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of up to 0.50% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(k)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(l)	Commencement date of June 1, 2010.
(m)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.99% for the year ended August 31, 2011.
(n)	Ratios are annualized.

23        Invesco Van Kampen Growth and Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)
and Shareholders of Invesco Van Kampen Growth and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen Growth and Income Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2011, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and the nine month period ended August 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended November 30, 2009 and prior were audited by other independent auditors whose report dated January 22, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

October 21, 2011
Houston, Texas

24        Invesco Van Kampen Growth and Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2011 through August 31, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/11)	(08/31/11)[1]	Period[2]	(08/31/11)	Period[2]	Ratio
A	$1,000.00	$883.40	$3.94	$1,021.02	$4.23	0.83%

B	1,000.00	883.70	3.80	1,021.17	4.08	0.80

C	1,000.00	879.90	7.39	1,017.34	7.93	1.56

R	1,000.00	882.30	5.12	1,019.76	5.50	1.08

Y	1,000.00	884.70	2.76	1,022.28	2.96	0.58

Institutional	1,000.00	885.60	1.90	1,023.19	2.04	0.40

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2011 through August 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

25        Invesco Van Kampen Growth and Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Van Kampen Growth and Income Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 14-15, 2011, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 80% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2011. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided. The Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies and limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees also considered information provided in connection with fund acquisitions approved by the Trustees to rationalize the Invesco Funds product range following the acquisition of the retail mutual fund business of Morgan Stanley (the Morgan Stanley Transaction). The Trustees recognized that the advisory fees for the Invesco Funds include advisory fees that are the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees inherited from Morgan Stanley and Van Kampen funds acquired in the Morgan Stanley Transaction. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. One Trustee may have weighed a particular piece of information differently than another Trustee.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 15, 2011, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Board met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ performance and investment process oversight, independent credit analysis and investment risk management.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and the advisory services are provided in accordance with the terms of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate and satisfactory and in accordance with the terms of the Fund’s sub-advisory contracts.

26        Invesco Van Kampen Growth and Income Fund

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Large Cap Value Funds Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of the performance universe for the one year period and the first quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one year period and above the performance of the Index for the three and five year periods. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was below the median contractual advisory fee rate of funds in the expense group. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year and including only one fund per investment adviser. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board also compared the Fund’s effective fee rate (the advisory fee after advisory fee waivers and before expense limitations/waivers) to the advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board noted that the Fund’s rate was below the rate of one mutual fund advised by Invesco Advisers and below the total account level fee of two mutual funds sub-advised by Invesco Advisers with comparable investment strategies..
  Other than the mutual funds described above, the Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts in a manner substantially similar to the management of the Fund.
  The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2012 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers provides services to sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described above other than day-to-day portfolio management. The Board also noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  Based upon the information and considerations described above, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board concluded that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts. The Board concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

27        Invesco Van Kampen Growth and Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2011:

Federal and State Income Tax

Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

28        Invesco Van Kampen Growth and Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	143	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	143	None

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	161	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	143	ACE Limited (insurance company); and Investment Company Institute

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and continues to serve as counsel to the Invesco Van Kampen closed-end funds.

T-1        Invesco Van Kampen Growth and Income Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	161	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Bob R. Baker — 1936 Trustee	1983	Retired	143	None
		Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	143	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	143	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	161	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	161	Board of Nature’s Sunshine Products, Inc.
		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	143	Administaff
		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	143	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired	143	None
		Formerly: Chief Executive Officer, YWCA of the U.S.A.

Larry Soll — 1942 Trustee	1997	Retired	143	None
		Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)

T-2        Invesco Van Kampen Growth and Income Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	161	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	143	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A
		Formerly: Director and Secretary, Van Kampen Advisors, Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services, Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)	N/A	N/A
		Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

T-3        Invesco Van Kampen Growth and Income Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A
		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management) and Van Kampen Funds Inc.	N/A	N/A
		Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Investor Services Inc., Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.). Formerly: Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4        Invesco Van Kampen Growth and Income Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-09913 and 333-36074.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-GRI-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2011

Invesco Van Kampen Pennsylvania Tax Free Income Fund
Nasdaq:
A: VKMPX ■ B: VKPAX ■ C: VKPCX ■ Y: VKPYX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
14	Financial Statements
16	Notes to Financial Statements
23	Financial Highlights
24	Auditor's Report
25	Fund Expenses
26	Approval of Investment Advisory and Sub-Advisory Agreements
28	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance. I encourage you to read this report to learn more about your Fund’s short- and long-term performance and its holdings as of the close of the reporting period. This report also includes useful information about your Fund’s management team and a discussion of how your Fund was managed during the reporting period.
     Data indicated that economic growth in the U.S. and most of Europe was anemic during the reporting period. In the U.S., unemployment remained high, and the housing market remained weak. Concerns about European sovereign debt persisted. Nonetheless, equity markets rose in late 2010 and early 2011 as investors anticipated better news ahead. But contentious negotiations to raise the U.S. government’s debt ceiling heightened investor unease, and following the first-ever downgrade of U.S. creditworthiness in August, global stock markets declined as many investors sought safer havens.
Where you can get current information about your Fund
In light of economic uncertainty and market volatility, I suggest you check the timely market updates and commentary from many of our fund managers and other investment professionals at invesco.com/us. On our website, you also can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
As we’ve seen over the last several years, market conditions can change – often suddenly and dramatically. That’s one reason financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it can cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
     Invesco’s investment professionals apply these same principles to the funds they manage.
     Invesco offers a broad array of traditional mutual funds, as well as other investment products, including single-country, sector, regional and global investments spanning equity, fixed income and alternative asset classes. Across our product line, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management – that allows our fund managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be, and that it’s managed with a long-term focus.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser will be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco Van Kampen Pennsylvania Tax Free Income Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the world’s economies are gradually recovering from the financial crisis, it has not been a smooth path. Unrest in the Middle East, persistently weak job and housing markets in the U.S. and continued government balance sheet repair in Europe are contributing to a slow, labored march toward global recovery.
     In this environment, investors face risks that could make it more difficult to achieve their long-term financial goals – a secure retirement, home ownership, a child’s college education. Although the markets are complex and dynamic, there are ways to simplify the process and potentially increase your odds of achieving your goals. The best approach is to create a solid financial plan that helps you save and invest in ways that anticipate your needs over the long term.
     Your financial adviser can help you define your financial plan, develop an appropriate investment strategy and put you in a better position to achieve your financial goals over the long term. This can take some of the guesswork out of the process and help you make thoughtful investments. Your financial adviser also can help you better understand your tolerance for risk, so that your investment approach lets you sleep at night while getting you closer to your goals. Lastly, your financial adviser can develop an asset allocation strategy that seeks to balance your investment approach, providing some protection against a decline in the markets while allowing you to participate in rising markets. Invesco calls this type of approach “intentional investing.” It means thinking carefully, planning thoughtfully and acting deliberately.
     While no investment can guarantee favorable returns, your Board remains committed to managing costs and enhancing the performance of Invesco’s funds as part of our Investor First orientation. We continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Thanks to the approval of our fund shareholders, Invesco has made great progress in realigning our U.S. mutual fund product line following our acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. When completed, the realignment will reduce overlap in the product lineup, enhance efficiency across our product line and build a solid foundation for further growth to meet client and shareholder needs. I would like to thank those of you who voted your proxy, and I hope our shareholders haven’t been too inconvenienced by the process.
     As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of your Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3 Invesco Van Kampen Pennsylvania Tax Free Income Fund

Management’s Discussion of Fund Performance

Performance summary
All share classes of Invesco Van Kampen Pennsylvania Tax Free Income Fund at net asset value (NAV) posted positive returns for the 12-month reporting period ended August 31, 2011. The Fund at NAV underperformed its broad market benchmark, the Barclays Capital Municipal Bond Index, and its style-specific benchmark, the Barclays Capital Pennsylvania Municipal Index. The Fund’s significant underweight exposures in the state and local general obligation sectors were the main detractors from relative performance versus the Barclays Capital Pennsylvania Municipal Index for the reporting period.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 8/31/10 to 8/31/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	1.58%

Class B Shares	1.68

Class C Shares	0.89

Class Y Shares	1.84

Barclays Capital Municipal Bond Index▼ (Broad Market Index)	2.66

Barclays Capital Pennsylvania Municipal Index■ (Style-Specific Index)	2.65

▼Lipper Inc.; ■ Barclays Capital via FactSet Research Systems Inc.

How we invest
Our investment objective is to provide only Pennsylvania investors with a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investments primarily in a varied portfolio of medium- and lower grade municipal securities.
     Though we seek to invest primarily in medium- and lower grade securities, at times the conditions in Pennsylvania municipal markets may be such that the Fund may invest in higher grade securities. These investments may lessen the decline in the NAV of the Fund but also may affect the amount of current income since yields on higher grade securities are usually lower than yields on medium- or lower grade securities. As a result, we will not necessarily invest in the highest yielding Pennsylvania municipal securities permitted by our investment policies depending on market conditions or if we determine that market risks or credit risks associated with such investments would subject the Fund’s portfolio to undue risk.
     The Fund’s investment in medium- and lower grade securities involves special risks as compared to investment in higher grade securities. Lower grade securities are commonly referred to as junk bonds and involve greater risks than investments in higher grade securities. We generally do not purchase securities that are in default

Portfolio Composition
By credit sector, based on total investments

Revenue Bonds	89.3%

General Obligation Bonds	10.4

Pre-refunded Bonds	0.3

Total Net Assets	$143.3 million

Total Number of Holdings	121
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Top 10 Fixed Income Issuers

1.	Philadelphia (City of)
	Municipal Authority	5.6%

2.	Philadelphia (City of)
	Industrial Development Authority	4.8

3.	Philadelphia (City of)	4.5

4.	Pennsylvania (State of)
	Turnpike Commission	4.1

5.	Delaware (County of)
	Valley Regional Airport Authority	3.5

6.	Pennsylvania (State of) Higher
	Educational Facilities Authority	3.4

7.	Susquehanna Area Regional
	Airport Authority	3.2

8.	Pennsylvania (State of) Economic
	Development Financing Authority	3.0

9.	Montgomery (County of) Industrial
	Development Authority	2.9

10.	Delaware (County of) Industrial
	Development Authority	2.8

or rated in categories lower than B- by Standard and Poor’s or B3 by Moody’s Investors Service, Inc. or unrated securities of comparable quality.1 Under normal market conditions, the Fund may invest up to 20% of its total assets in municipal securities that are subject to the federal alternative minimum tax.
     We actively manage the Fund’s portfolio and adjust the average maturity of portfolio investments based on expectations about the direction of interest rates and other economic factors. We select securities that we believe offer higher yields with reasonable credit risk considered in relation to the investment policies of the Fund. In selecting securities for investment, we use our research capabilities to assess potential investments and consider a number of factors, including general market and economic conditions and credit, interest rate and prepayment risks.
     Portfolio securities are typically sold when our assessment of any of these factors materially changes.

Market conditions and your Fund
Market conditions during the 12-month period covered by this report were plagued by the continuation of a lacklus-ter recovery, with most major central banks keeping interest rates at low levels. The European Central Bank was the only major central bank to raise rates in an attempt to mitigate commodity-based increases in inflation. Investor skepticism of global governments’ abilities to retire huge amounts of debt without affecting economic growth rates caused sovereign debt distress (particularly for Greece and other southern eurozone countries) and remained a focal point of investor concern. Prices of oil and commodities soared as political unrest plagued the Middle East/North Africa region. Meanwhile in Japan, natural disasters disrupted supply chains globally.
     In the U.S., economic recovery remained modest, as weak labor market conditions and elevated unemployment rates continued to weigh on the U.S. economy. Real gross domestic product (GDP), the broadest measure of overall U.S. economic activity, increased at an annual rate of 1.3% in the second quarter of 2011.2 In the first quarter, real GDP increased 0.4%.2 To promote spending, the U.S. Federal Reserve (the Fed) implemented a second round of quantitative easing (QE2) from November 2010 to June 2011. This was augmented by a fiscal stimulus package agreed on

4 Invesco Van Kampen Pennsylvania Tax Free Income Fund

between the Obama administration and Congress in December. However, continued concerns over the federal government’s balance sheet led most rating agencies to revise their U.S. debt outlooks to negative, and Standard & Poor’s to lower its rating on long-term U.S. debt. The Fed announced its intention to keep the federal funds target rate unchanged in a range of zero to 0.25%.3 At the August 2011 Federal Open Market Committee meeting, the Fed indicated that rates would likely be kept low for a long period of time, stating, “The Committee currently anticipates that economic conditions – including low rates of resource utilization and a subdued outlook for inflation over the medium run – are likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.“3
Historically, the state of Pennsylvania has a record of good financial management and budgetary balances over the years with a well-controlled debt position. With the slowdown in the economy, the state continued to face challenges due to its below average income and a continuing loss of manufacturing jobs. The state’s 2011–2012 budget outlined intended cuts in spending by 4.1% from 2008–2009 levels. We continue to monitor the state’s economic health and look for opportunities in more stable sectors within the state.
     During the 12-month period covered by this report, municipal bond mutual funds experienced mostly outflows. Market volatility was heightened across the municipal asset class as U.S. Treasury yields increased, and the market was flooded with new issuance during the last two months of 2010 in anticipation of the end of the Build America Bonds program. Supply/demand dynamics turned positive in 2011 as the increased yields attracted crossover buyers while supply levels remained low at about 50% of 2010’s levels, causing upward pressure on prices and a gradual drop in yields.4 Also during the period, concerns over the dire default predictions at the end of 2010 became subdued as state tax collections increased for the sixth consecutive quarter.5
     During the reporting period, lower rated tax-exempt bonds experienced greater price increases relative to their higher rated counterparts. Strong security selection among unrated bonds was a main contributor to Fund performance for the period. An overweight exposure to – and favorable security selection in – lower-rated bonds also contributed to returns.
     In terms of yield curve positioning, longer dated debt holdings hindered performance relative to the Barclays Capital Pennsylvania Municipal Index. The Fund benefited from its duration positioning at the short end of the curve, given the lower sensitivity to interest rate movements. Some of our yield curve and duration positioning was obtained through the use of inverse floating rate securities, which are instruments that have an inverse relationship to a referenced interest rate. Inverse floating rate securities can be a more efficient means of managing duration, yield curve exposure and credit exposure, and potentially can enhance yields.
     At a sector level, securities in the dedicated tax sector were the main contributors to Fund performance. Security selection in the water/sewer sector was also a positive contributor. The Fund’s significant underweight allocation to the state and local general obligation sectors was the primary detractor from Fund performance for the reporting period.
     Thank you for investing in Invesco Van Kampen Pennsylvania Tax Free Income Fund and for sharing our long-term investment horizon.
1	A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodologies, please visit the following NRSRO websites: standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; moodys.com and select “Rating Methodologies” under Research and Ratings on the homepage.

2	Bureau of Economic Analysis

3	U.S. Federal Reserve

4	Securities Industry and Financial Markets Association

5	Nelson A. Rockefeller Institute of Government
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Thomas Byron
Portfolio manager, is manager of Invesco Van Kampen Pennsylvania Tax Free Income Fund. Mr. Byron joined Invesco in 2010. He earned a B.S. in finance from Marquette University and an M.B.A. in finance from DePaul University.
Robert Stryker
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Pennsylvania Tax Free Income Fund. Mr. Stryker joined Invesco in 2010. He earned a B.S. in finance from the University of Illinois, Chicago.
Stephen Turman
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Pennsylvania Tax Free Income Fund. Mr. Turman joined Invesco in 1985. He earned a B.B.A. in finance from the University of Texas at Arlington.
Julius Williams
Portfolio manager, is manager of Invesco Van Kampen Pennsylvania Tax Free Income Fund. Mr. Williams joined Invesco in 2010. He earned a B.A. in economics and sociology and a Master of Education degree in educational psychology from the University of Virginia.
Robert Wimmel
Portfolio manager, is manager of Invesco Van Kampen Pennsylvania Tax Free Income Fund. Mr. Wimmel joined Invesco in 2010. He earned a B.A. in anthropology from the University of Cincinnati and an M.A. in economics from the University of Illinois, Chicago.

5 Invesco Van Kampen Pennsylvania Tax Free Income Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Index data from 4/30/87, Fund data from 5/1/87

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart above and before tax table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

continued from page 8

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

6 Invesco Van Kampen Pennsylvania Tax Free Income Fund

Average Annual Total Returns
As of 8/31/11, including maximum applicable sales charges

				After Taxes
			After Taxes	on Distributions
		Before	on	and Sale of
		Taxes	Distributions	Fund Shares
Class A Shares

Inception (5/1/87)		5.77%	5.75%	5.77%

10	Years	3.11	3.09	3.26

5	Years	1.87	1.85	2.21

1	Year	-3.23	-3.23	-0.69

Class B Shares

Inception (5/3/93)		4.08%	4.06%	4.13%

10	Years	3.06	3.04	3.16

5	Years	2.13	2.11	2.38

1	Year	-3.21	-3.21	-0.73

Class C Shares

Inception (8/13/93)		3.51%	3.50%	3.58%

10	Years	2.88	2.85	2.97

5	Years	2.11	2.09	2.32

1	Year	-0.08	-0.08	1.16

Class Y Shares

10	Years	3.65%	3.63%	3.75%

5	Years	2.95	2.92	3.15

1	Year	1.84	1.84	2.76

Average Annual Total Returns
As of 6/30/11, the most recent calendar quarter-end, including maximum applicable sales charges

				After Taxes
			After Taxes	on Distributions
		Before	on	and Sale of
		Taxes	Distributions	Fund Shares
Class A Shares

Inception (5/1/87)		5.71%	5.69%	5.71%

10	Years	3.17	3.15	3.33

5	Years	1.87	1.85	2.22

1	Year	-2.43	-2.43	-0.11

Class B Shares

Inception (5/3/93)		3.98%	3.96%	4.05%

10	Years	3.09	3.07	3.20

5	Years	2.09	2.07	2.35

1	Year	-2.46	-2.46	-0.20

Class C Shares

Inception (8/13/93)		3.41%	3.40%	3.49%

10	Years	2.93	2.91	3.04

5	Years	2.11	2.08	2.33

1	Year	0.74	0.74	1.75

Class Y Shares

10	Years	3.71%	3.69%	3.81%

5	Years	2.93	2.91	3.15

1	Year	2.74	2.74	3.41

Effective June 1, 2010, Class A, Class B and Class C shares of the predecessor fund, Van Kampen Pennsylvania Tax Free Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B and Class C shares, respectively, of Invesco Van Kampen Pennsylvania Tax Free Income Fund. Returns shown above for Class A, Class B and Class C shares are blended returns of the predecessor fund and Invesco Van Kampen Pennsylvania Tax Free Income Fund. Share class returns will differ from the predecessor fund because of different expenses.
     Class Y shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit
invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.08%, 1.57%, 1.83% and 0.83%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 4% at the time of purchase to 0% at the beginning of the seventh year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     After-tax returns are calculated using the historical highest individual federal marginal income tax rate. They do not reflect the effect of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares in tax-deferred accounts such as 401(k)s or IRAs. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

7 Invesco Van Kampen Pennsylvania Tax Free Income Fund

Invesco Van Kampen Pennsylvania Tax Free Income Fund’s investment objective is to provide only Pennsylvania investors with a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment primarily in a varied portfolio of medium- and lower-grade municipal securities.
■	Unless otherwise stated, information presented in this report is as of August 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased or acquired by exchange from share classes other than Class B shares. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Active trading risk. The Fund may engage in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

■	Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. As interest rates change, zero coupon bonds or pay-in-kind securities often fluctuate more in price than traditional debt securities.

■	Credit risk. Credit risk refers to an issuer’s ability to make timely payments of interest and principal. The credit quality of noninvestment-grade securities is considered speculative by recognized rating agencies with respect to the issuer’s continuing ability to pay interest and principal. Lower-grade securities (also sometimes known as junk bonds) may have less liquidity and a higher incident of default than higher-grade securities. The Fund may incur higher expenses to protect the Fund’s interest in such securities. The credit risks and market prices of medium- and lower-grade securities, especially those with longer maturities or those that do not make regular interest payment, generally are more sensitive to negative issuer developments or adverse economic conditions and may be more volatile than are higher-grade securities.

■	Income risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Fund may drop as well. To the extent that the Adviser invests in higher-grade securities at times, the amount of current income from such securities may be lower than the income from medium- and lower-grade securities.

■	Call risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

■	Municipal securities risk. Under normal market conditions, the Fund invests primarily in municipal securities. The yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. The Fund may invest up to 20% of its total assets in municipal securities subject to the federal alternative minimum tax. There could be changes in applicable tax laws or tax treatments that adversely affect the current federal or state tax status of municipal securities.

■	State-specific risks. The Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of Pennsylvania municipal securities than a fund that does not limit its investments to such issuers.

■	Risks of using derivative Instruments. Risks of derivatives include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

■	Small- and mid-capitalization risk. Stocks of small and mid sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

■	Alternative minimum tax. The Fund may invest up to 20% of its total assets in securities subject to the federal alternative minimum tax.

About indexes used in this report
■	The Barclays Capital Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.

■	The Barclays Capital Pennsylvania Municipal Index is an index of Pennsylvania investment grade municipal bonds.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	VKMPX
Class B Shares	VKPAX
Class C Shares	VKPCX
Class Y Shares	VKPYX

8 Invesco Van Kampen Pennsylvania Tax Free Income Fund

Schedule of Investments

August 31, 2011

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Municipal Obligations–101.12%
Pennsylvania–91.66%
Allegheny (County of) Higher Education Building Authority (Duquesne University);
Series 1998, Ref. University RB (INS–AMBAC)(a)	5.50%	03/01/20	$1,750	$1,935,185

Series 2011 A, University RB	5.50%	03/01/31	550	582,538

Allegheny (County of) Higher Education Building Authority (Robert Morris University); Series 2008 A, University RB	6.00%	10/15/38	1,000	998,590

Allegheny (County of) Hospital Development Authority (Ohio Valley General Hospital); Series 2005 A, RB	5.00%	04/01/25	1,600	1,375,168

Allegheny (County of) Hospital Development Authority (University of Pittsburgh Medical); Series 2009, RB	5.63%	08/15/39	1,250	1,294,100

Allegheny (County of) Industrial Development Authority (AFCO Cargo PIT, LLC); Series 1999, Cargo Facilities Lease RB(b)	6.63%	09/01/24	935	806,540

Allegheny (County of) Industrial Development Authority (Residential, Inc.); Series 2006, Lease RB	5.10%	09/01/26	980	907,264

Allegheny (County of) Redevelopment Authority (Pittsburgh Mills); Series 2004, Tax Allocation RB	5.60%	07/01/23	1,220	1,144,555

Allegheny (County of) Residential Finance Authority; Series 2006 TT, Single Family Mortgage RB (CEP–GNMA)(b)	5.00%	05/01/35	1,110	1,115,650

Allegheny (County of); Series 2008 C 61, Unlimited Tax GO Bonds (INS–AGC)(a)	5.00%	12/01/33	1,000	1,044,850

Allegheny Valley Joint School District; Series 2004 A, Unlimited Tax GO Bonds (INS–NATL)(a)	5.00%	11/01/28	1,500	1,547,955

Beaver (County of) Pennsylvania; Series 2009, Unlimited Tax GO Bonds (INS–AGM)(a)	5.55%	11/15/31	1,390	1,496,905

Berks (County of) Industrial Development Authority (One Douglassville); Series 2007 A, Ref. First Mortgage RB(b)	6.13%	11/01/34	480	396,581

Berks (County of) Municipal Authority (Albright College); Series 2004, College RB	5.50%	10/01/18	1,895	1,882,853

Bethlehem Area School District; Series 2010, Unlimited Tax GO Bonds (INS–AGM)(a)	5.25%	01/15/26	1,000	1,080,380

Bucks (County of) Industrial Development Authority (Ann’s Choice, Inc. Facility);
Series 2005 A, Retirement Community RB	6.13%	01/01/25	1,500	1,430,910

Series 2005 A, Retirement Community RB	5.90%	01/01/27	1,000	915,010

Bucks (County of) Industrial Development Authority (Lutheran Community Telford Center); Series 2007, RB	5.75%	01/01/37	2,000	1,582,760

Central Bradford Progress Authority (Guthrie Healthcare System); Series 2011, RB	5.38%	12/01/41	700	711,802

Centre (County of) Hospital Authority (Mt. Nittany Medical Center); Series 2009, Hospital RB (INS–AGC)(a)	6.13%	11/15/39	1,000	1,035,420

Chartiers Valley Industrial & Commercial Development Authority (Asbury Health Center);
Series 2006, Ref. First Mortgage RB	5.25%	12/01/15	500	494,715

Series 2006, Ref. First Mortgage RB	5.75%	12/01/22	900	856,602

Cumberland (County of) Municipal Authority (Asbury Pennsylvania Obligated Group); Series 2010, RB	6.00%	01/01/40	800	707,232

Cumberland (County of) Municipal Authority (Diakon Lutheran Ministries); Series 2007, RB	5.00%	01/01/36	1,000	886,790

Cumberland (County of) Municipal Authority (Dickinson College); Series 2009, RB	5.00%	11/01/39	750	772,500

Cumberland (County of) Municipal Authority (Messiah Village); Series 2008 A, RB	5.63%	07/01/28	1,000	932,440

Dauphin (County of) General Authority (Pinnacle Health System); Series 2009 A, Health System RB	6.00%	06/01/36	2,215	2,262,888

Dauphin (County of) General Authority (Riverfront Office); Series 1998, Office & Package RB	6.00%	01/01/25	1,155	909,701

Delaware (County of) Authority (Cabrini College); Series 1999, Unrefunded Balance College RB (INS–RADIAN)(a)	5.75%	07/01/23	220	220,051

Delaware (County of) Authority (Neumann College); Series 2008, College RB	6.25%	10/01/38	500	512,595

Delaware (County of) Industrial Development Authority (Aqua Pennsylvania, Inc.); Series 2005 A, Water Facilities RB (INS–NATL)(a)(b)	5.00%	11/01/38	1,500	1,508,010

Delaware (County of) Industrial Development Authority (Philadelphia Suburban Water); Series 2001, Water Facilities RB (INS–AMBAC)(a)(b)	5.35%	10/01/31	2,500	2,518,575

Delaware (County of) River Port Authority; Series 2010 D, RB	5.00%	01/01/40	1,000	1,027,020

Delaware (County of) Valley Regional Financial Authority;
Series 2002, Local Government RB	5.75%	07/01/17	3,535	4,028,168

Series 2002, Local Government RB	5.75%	07/01/32	1,000	1,015,750

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen Pennsylvania Tax Free Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Pennsylvania–(continued)

Erie Higher Education Building Authority (Mercyhurst College);
Series 2004 B, Ref. College RB	5.00%	03/15/23	$1,000	$1,021,470

Series 2008, College RB	5.50%	03/15/38	500	500,565

Franklin (County of) Industrial Development Authority (Chambersburg Hospital); Series 2010, RB	5.38%	07/01/42	1,000	996,190

Geisinger Authority; Series 2011 A1, Health System RB	5.13%	06/01/41	500	514,065

Greensburg Salem School District; Series 2002, Ref. Unlimited Tax GO Bonds (INS–NATL)(a)	5.38%	09/15/17	1,415	1,484,293

Lancaster (County of) Hospital Authority (Brethren Village); Series 2008 A, RB	6.50%	07/01/40	750	742,208

Lancaster (County of) Hospital Authority (St. Anne’s Home); Series 1999, Health Center RB	6.60%	04/01/24	1,000	970,720

Lehigh (County of) General Purpose Authority (KidsPeace Obligated Group); Series 1998, RB	6.00%	11/01/23	1,760	1,058,130

Lehigh (County of) General Purpose Authority (St. Luke’s Bethlehem); Series 2003, Hospital RB(c)(d)	5.25%	08/15/13	980	1,072,992

Lehigh (County of) Industrial Development Authority (Lifepath, Inc.); Series 1998, Health Facility RB	6.30%	06/01/28	1,085	829,895

Lycoming (County of) Authority (Pennsylvania College of Technology); Series 2011, RB	5.00%	07/01/30	750	767,805

Lycoming (County of) Authority (Susquehanna Health System); Series 2009 A, Heath System RB	5.75%	07/01/39	1,250	1,206,212

Mercer (County of) Pennsylvania; Series 2001, Unlimited Tax GO Bonds (INS–NATL)(a)	5.50%	10/01/17	1,095	1,099,654

Monroe (County of) Hospital Authority (Pocono Medical Center);
Series 2003, Hospital RB(c)(d)	6.00%	01/01/14	1,000	1,129,300

Series 2007, Hospital RB	5.13%	01/01/37	1,500	1,411,785

Montgomery (County of) Higher Education & Health Authority (Abington Memorial Hospital); Series 2002 A, Hospital RB	5.13%	06/01/32	2,100	2,103,822

Montgomery (County of) Higher Education & Health Authority (Holy Redeemer Health); Series 1997 A, Health Care RB (INS–AMBAC)(a)	5.25%	10/01/17	1,000	1,000,520

Montgomery (County of) Industrial Development Authority (Acts Retirement-Life Community); Series 2009 A 1, Retirement Community RB	6.25%	11/15/29	1,000	1,040,190

Montgomery (County of) Industrial Development Authority (Philadelphia Presbytery Homes, Inc.); Series 2010, RB	6.63%	12/01/30	1,500	1,558,020

Montgomery (County of) Industrial Development Authority (Whitemarsh Community); Series 2008, Mortgage RB	7.00%	02/01/36	500	456,085

Montgomery (County of) Industrial Development Authority (Whitemarsh Continuing Care);
Series 2005, Mortgage RB	6.13%	02/01/28	1,100	957,528

Series 2005, Mortgage RB	6.25%	02/01/35	250	209,513

Mt. Lebanon Hospital Authority (St. Clair Memorial Hospital); Series 2002 A, RB	5.63%	07/01/32	2,000	2,006,520

Northampton (County of) General Purpose Authority (Lehigh University); Series 2009, Higher Education RB	5.50%	11/15/33	1,000	1,094,260

Northampton (County of) General Purpose Authority (St. Luke’s Hospital);
Series 2008 A, Hospital RB	5.50%	08/15/35	1,000	958,900

Series 2010 C, Hospital RB(c)(e)	4.50%	08/15/16	1,000	1,074,450

Pennsylvania (State of) Economic Development Financing Authority (Allegheny Energy Supply Co.); Series 2009, Exempt Facilities RB	7.00%	07/15/39	1,830	1,963,352

Pennsylvania (State of) Economic Development Financing Authority (Philadelphia Biosolids Facility); Series 2009, Sewage Sludge Disposal RB	6.25%	01/01/32	1,000	1,050,870

Pennsylvania (State of) Economic Development Financing Authority (Waste Management, Inc.); Series 2005 A, Solid Waste Disposal RB(b)	5.10%	10/01/27	1,300	1,300,611

Pennsylvania (State of) Higher Educational Facilities Authority (Edinboro University Foundation); Series 2010, RB	6.00%	07/01/43	500	494,350

Pennsylvania (State of) Higher Educational Facilities Authority (La Salle University); Series 2003, RB	5.50%	05/01/34	1,500	1,507,215

Pennsylvania (State of) Higher Educational Facilities Authority (St. Joseph’s University); Series 2010 A, RB	5.00%	11/01/40	500	503,805

Pennsylvania (State of) Higher Educational Facilities Authority (Thomas Jefferson University);
Series 2002, RB	5.50%	01/01/19	355	368,987

Series 2002, RB	5.38%	01/01/25	645	658,680

Pennsylvania (State of) Higher Educational Facilities Authority (Trustees University of Pennsylvania); Series 2005 C, RB(f)	5.00%	07/15/38	4,700	4,860,881

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen Pennsylvania Tax Free Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Pennsylvania–(continued)

Pennsylvania (State of) Turnpike Commission;
Series 2008 B 1, Sub. Turnpike RB	5.50%	06/01/33	$1,000	$1,048,390

Series 2009 C, Sub. Turnpike Conv. CAB RB (INS–AGM)(a)(g)	6.25%	06/01/33	2,000	1,626,040

Series 2009 E, Sub. Turnpike Conv. CAB RB(g)	6.38%	12/01/38	1,435	1,057,093

Series 2010 A 1, Motor License Fund Special Turnpike RB	5.00%	12/01/38	500	517,595

Series 2010 A 2, Motor License Special Turnpike Conv. CAB RB(g)	5.50%	12/01/34	1,000	793,810

Series 2010 B 2, Turnpike Conv. CAB RB(g)	5.00%	12/01/30	625	492,019

Series 2010 B 2, Turnpike Conv. CAB RB(g)	5.13%	12/01/35	500	375,910

Philadelphia (City of) Hospitals & Higher Education Facilities Authority (Chester Jefferson Health System); Series 2010 B, RB	5.00%	05/15/40	1,500	1,512,540

Philadelphia (City of) Industrial Development Authority (Independence Charter School); Series 2007 A, RB	5.50%	09/15/37	1,235	1,033,695

Philadelphia (City of) Industrial Development Authority (MaST Charter School); Series 2010, RB	6.00%	08/01/35	700	722,624

Philadelphia (City of) Industrial Development Authority (Please Touch Museum);
Series 2006, RB	5.25%	09/01/31	2,750	2,330,212

Series 2006, RB	5.25%	09/01/36	375	303,671

Philadelphia (City of) Industrial Development Authority; Series 1990, Commercial Development Remarketing RB(b)	7.75%	12/01/17	2,505	2,507,079

Philadelphia (City of) Municipal Authority (Municipal Services Building Lease);
Series 1990, CAB RB (INS–AGM)(a)(h)	0.00%	03/15/12	3,775	3,759,409

Series 1990, CAB RB (INS–AGM)(a)(h)	0.00%	03/15/13	4,400	4,298,404

Philadelphia (City of);
Series 2005 A, Airport RB (INS–NATL)(a)(b)	5.00%	06/15/25	1,000	1,009,540

Series 2009 A, Ref. Unlimited Tax GO Bonds (INS–AGC)(a)	5.50%	08/01/24	2,000	2,180,540

Series 2010 9th, Gas Works RB	5.25%	08/01/40	1,500	1,507,350

Series 2010 C, Water & Wastewater RB (INS–AGM)(a)	5.00%	08/01/35	1,250	1,299,637

Series 2011, Unlimited Tax GO Bonds	6.00%	08/01/36	500	536,335

Philadelphia School District; Series 2008 E, Limited Tax GO Bonds (INS–BHAC)(a)	5.13%	09/01/23	1,500	1,649,400

Pittsburgh (City of) & Allegheny (County of) Sports & Exhibition Authority (Regional Asset District); Series 2010, Ref. Sales Tax RB (INS–AGM)(a)	5.00%	02/01/31	1,000	1,043,450

Radnor Township School District; Series 2005 B, Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	02/15/35	1,000	1,032,350

State Public School Building Authority (Harrisburg School District); Series 2009 A, School RB (INS–AGC)(a)	5.00%	11/15/33	1,000	1,047,310

Susquehanna Area Regional Airport Authority;
Series 2003 A, Airport System RB (INS–AMBAC)(a)(b)	5.50%	01/01/19	2,500	2,509,025

Series 2003 D, Sub. Airport System RB	5.38%	01/01/18	2,350	2,156,618

Union (County of) Hospital Authority (Evangelical Community); Series 2011, Ref. Hospital RB	7.00%	08/01/41	1,000	1,035,320

Upper St. Clair Township School District; Series 2002, Unlimited Tax GO Bonds(c)(d)	5.38%	07/15/12	1,200	1,253,964

Washington (County of) Industrial Development Authority (Washington Jefferson College); Series 2010, RB	5.25%	11/01/30	500	527,185

Washington (County of) Pennsylvania;
Series 2002 A, Unlimited Tax GO Bonds(c)(d)	5.13%	09/01/12	350	367,168

Series 2002 A, Unlimited Tax GO Bonds (INS–AMBAC)(a)	5.13%	09/01/27	650	656,624

Washington (County of) Redevelopment Authority (Victory Centre Tanger Outlet Development); Series 2006 A, Tax Allocation RB(c)(e)	5.45%	07/01/17	1,460	1,280,157

West Shore Area Authority (Holy Spirit Hospital); Series 2001, RB	6.25%	01/01/32	2,045	2,046,861

Westmoreland (County of) Industrial Development Authority (Redstone Presbyterian Senior Care Obligated Group);
Series 2005 A, RB	5.75%	01/01/26	2,500	2,243,800

Series 2005 A, RB	5.88%	01/01/32	900	780,903

Wilkes Barre Finance Authority (University of Scranton); Series 2010, RB	5.00%	11/01/40	850	859,605

				131,313,529

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen Pennsylvania Tax Free Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Puerto Rico–5.82%
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority; Series 2008 A, Sr. Lien RB	6.00%	07/01/38	$1,000	$1,003,790

Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2008 WW, Power RB	5.50%	07/01/21	1,000	1,084,500

Series 2008 WW, Power RB	5.25%	07/01/33	1,500	1,477,845

Series 2010 XX, Power RB	5.75%	07/01/36	1,000	1,024,600

Puerto Rico (Commonwealth of) Infrastructure Financing Authority; Series 2005 C, Ref. Special Tax RB (INS–AMBAC)(a)	5.50%	07/01/27	600	627,474

Puerto Rico Sales Tax Financing Corp.;
First Sub-Series 2010 A, RB	5.38%	08/01/39	470	474,094

Series 2010, First Subseries Sales Tax Conv. CAB RB(g)	6.25%	08/01/33	1,065	744,477

Series 2010 A, Sales Tax CAB RB(h)	0.00%	08/01/34	3,500	822,535

Series 2010 A, Sales Tax CAB RB(h)	0.00%	08/01/35	5,000	1,085,350

				8,344,665

Virgin Islands–1.84%
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note–Diageo); Series 2009 A, Sub. RB	6.63%	10/01/29	750	791,760

Virgin Islands (Government of) Public Finance Authority (Virgin Islands Matching Fund Loan Note); Series 2010 A, Sr. Lien RB	5.00%	10/01/29	500	485,780

Virgin Islands (Government of) Water & Power Authority; Series 2007 A, Electric System RB	5.00%	07/01/25	1,335	1,351,407

				2,628,947

Guam–1.80%
Guam (Territory of) (Section 30); Series 2009 A, Limited Obligation RB	5.75%	12/01/34	1,250	1,260,075

Guam (Territory of) Government Waterworks Authority; Series 2010, Water & Wastewater System RB	5.63%	07/01/40	1,000	922,480

Guam (Territory of) Power Authority; Series 2010 A, RB	5.50%	10/01/40	410	390,747

				2,573,302

TOTAL INVESTMENTS(i)–101.12% (Cost $144,333,572)				144,860,443

FLOATING RATE NOTE OBLIGATION(j)–(2.19)%
Note with an interest rate of 0.21% at 08/31/11 and contractual maturity of collateral of 07/15/38 (See Note 1L)				(3,135,000)

OTHER ASSETS LESS LIABILITIES–1.07%				1,529,385

NET ASSETS–100.00%				$143,254,828

Investment Abbreviations:

AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BHAC	– Berkshire Hathaway Assurance Corp.
CAB	– Capital Appreciation Bonds
CEP	– Credit Enhanced Provider
Conv.	– Convertible
GNMA	– Government National Mortgage Association
GO	– General Obligation
INS	– Insurer
NATL	– National Public Finance Guarantee Corp.
RADIAN	– Radian Asset Assurance, Inc.
RB	– Revenue Bonds
Ref	– Refunding
Sr.	– Senior
Sub.	– Subordinated

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen Pennsylvania Tax Free Income Fund

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Security subject to the alternative minimum tax.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)	Advance refunded; secured by an escrow fund of U.S. Government obligations on other highly rated collateral.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2011.
(f)	Underlying security related to Special Purpose Trusts entered into by the Fund. See Note 1L
(g)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(h)	Zero coupon bond issued at a discount.
(i)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage

Assured Guaranty Municipal Corp.	10.79%

American Municipal Bond Assurance Corp.	6.38

(j)	Floating rate note obligation related to a security held. The interest rate shown reflects the rate in effect at August 31, 2011. At August 31, 2011, the Fund’s investment with a value of $4,860,881 is held by the Dealer Trusts and serves as collateral for the $3,135,000 in the floating rate note obligation outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen Pennsylvania Tax Free Income Fund

Statement of Assets and Liabilities

August 31, 2011

Assets:
Investments, at value (Cost $144,333,572)	$144,860,443

Cash	759,463

Receivable for:
Investments sold	45,000

Fund shares sold	55,228

Interest	1,762,033

Investment for trustee deferred compensation and retirement plans	3,359

Other assets	568

Total assets	147,486,094

Liabilities:
Floating rate note obligations	3,135,000

Payable for:
Investments purchased	694,246

Fund shares reacquired	68,260

Dividends	199,958

Accrued fees to affiliates	62,344

Accrued other operating expenses	66,475

Trustee deferred compensation and retirement plans	4,983

Total liabilities	4,231,266

Net assets applicable to shares outstanding	$143,254,828

Net assets consist of:
Shares of beneficial interest	$149,703,315

Undistributed net investment income	305,487

Undistributed net realized gain (loss)	(7,280,845)

Unrealized appreciation	526,871

$143,254,828

Net Assets:
Class A	$130,344,093

Class B	$3,061,517

Class C	$9,669,880

Class Y	$179,338

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	8,222,469

Class B	193,052

Class C	609,078

Class Y	11,310

Class A:
Net asset value per share	$15.85

Maximum offering price per share
(Net asset value of $15.85 divided by 95.25%)	$16.64

Class B:
Net asset value and offering price per share	$15.86

Class C:
Net asset value and offering price per share	$15.88

Class Y:
Net asset value and offering price per share	$15.86

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen Pennsylvania Tax Free Income Fund

Statement of Operations

For the year ended August 31, 2011

Investment income:
Interest	$8,034,813

Expenses:
Advisory fees	879,274

Administrative services fees	50,000

Custodian fees	7,652

Distribution fees:
Class A	330,875

Class B	9,225

Class C	101,437

Interest, facilities and maintenance fees	28,456

Transfer agent fees	84,723

Trustees’ and officers’ fees and benefits	19,070

Other	54,355

Total expenses	1,565,067

Less: Expense offset arrangement(s)	(171)

Net expenses	1,564,896

Net investment income	6,469,917

Net realized gain (loss) from investment securities	(204,374)

Change in net unrealized appreciation (depreciation) of investment securities	(4,601,295)

Net realized and unrealized gain (loss)	(4,805,669)

Net increase in net assets resulting from operations	$1,664,248

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen Pennsylvania Tax Free Income Fund

Statement of Changes in Net Assets

For the year ended August 31, 2011, the period October 1, 2009 through August 31, 2010 and the year ended September 30, 2009

	Year ended	Eleven months ended	Year ended
	August 31,	August 31,	September 30,
	2011	2010	2009

Operations:
Net investment income	$6,469,917	$6,308,398	$6,953,806

Net realized gain (loss)	(204,374)	911,918	(1,875,518)

Change in net unrealized appreciation (depreciation)	(4,601,295)	2,799,644	12,908,584

Net increase in net assets resulting from operations	1,664,248	10,019,960	17,986,872

Distributions to shareholders from net investment income:
Class A	(5,718,833)	(5,990,320)	(6,597,361)

Class B	(145,393)	(198,854)	(267,886)

Class C	(361,071)	(325,653)	(216,276)

Class Y	(7,449)	(1,373)	—

Total distributions from net investment income	(6,232,746)	(6,516,200)	(7,081,523)

Share transactions–net:
Class A	(6,996,668)	(2,903,142)	(6,276,311)

Class B	(1,483,029)	(773,253)	(1,180,437)

Class C	(1,051,715)	4,017,339	1,739,449

Class Y	16,165	163,817	—

Net increase (decrease) in net assets resulting from share transactions	(9,515,247)	504,761	(5,717,299)

Net increase (decrease) in net assets	(14,083,745)	4,008,521	5,188,050

Net assets:
Beginning of year	157,338,573	153,330,052	148,142,002

End of year (includes undistributed net investment income of $305,487, $76,017 and $275,568, respectively)	$143,254,828	$157,338,573	$153,330,052

Notes to Financial Statements

August 31, 2011

NOTE 1—Significant Accounting Policies

Invesco Van Kampen Pennsylvania Tax Free Income Fund (the “Fund”), is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twelve separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is to provide only Pennsylvania investors with a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment primarily in a varied portfolio of medium- and lower-grade municipal securities.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.

16        Invesco Van Kampen Pennsylvania Tax Free Income Fund

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Securities with a demand feature exercisable within one to seven days are valued at par. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.
Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
H.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to

17        Invesco Van Kampen Pennsylvania Tax Free Income Fund

taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.
Since, many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Fund’s investments in municipal securities.
There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.
K.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
L.	Floating Rate Note Obligations — The Fund invests in inverse floating rate securities, such as Residual Interest Bonds (“RIBs”) or Tender Option Bonds (“TOBs”) for investment purposes and to enhance the yield of the Fund. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Such transactions may be purchased in the secondary market without first owning the underlying bond or by the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer (“Dealer Trusts”) in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The Dealer Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interest in the bonds. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Fund, thereby collapsing the Dealer Trusts.
TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.
The Fund accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the Dealer Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.
The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and the changes in the value of such securities in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.60%

Over $500 million	0.50%

18        Invesco Van Kampen Pennsylvania Tax Free Income Fund

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 1.13%, 1.88%, 1.88% and 0.88% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this limitation.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2011, the expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.
  For the year ended August 31, 2011, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2011, IDI advised the Fund that IDI retained $8,802 in front-end sales commissions from the sale of Class A shares and $311, $5,469 and $2,569 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, Invesco Ltd., IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of August 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended August 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Municipal Obligations	$—	$144,860,443	$—	$144,860,443

19        Invesco Van Kampen Pennsylvania Tax Free Income Fund

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2011, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $171.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended August 31, 2011, the Fund paid legal fees of $1,985 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances and Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company (“SSB”), the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
  Inverse floating rate obligations resulting from the transfer of bonds to Dealer Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fees related to inverse floating rate note obligations during the year ended August 31, 2011 were $3,135,000 and 0.91%, respectively.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended August 31, 2011, the Period October 1, 2009 to August 31, 2010 and the Year Ended September 30, 2009:

	August 31,	August 31,	September 30,
	2011	2010	2009

Ordinary income	$1,272	$1,034	$2,133

Tax-exempt income	6,231,474	6,515,166	7,080,623

Total distributions	$6,232,746	$6,516,200	$7,082,756

Tax Components of Net Assets at Period-End:

August 31,
2011

Undistributed ordinary income	$139,342

Net unrealized appreciation — investments	652,287

Temporary book/tax differences	(4,651)

Post-October deferrals	(206,216)

Capital loss carryforward	(7,029,249)

Shares of beneficial interest	149,703,315

Total net assets	$143,254,828

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

20        Invesco Van Kampen Pennsylvania Tax Free Income Fund

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $105,896 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of August 31, 2011 which expires as follows:

Capital Loss
Expiration	Carryforward*

August 31, 2016	$7,726

August 31, 2017	5,935,990

August 31, 2018	1,085,533

Total capital loss carryforward	$7,029,249

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2011 was $19,243,369 and $27,555,518, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$4,803,465

Aggregate unrealized (depreciation) of investment securities	(4,151,178)

Net unrealized appreciation of investment securities	$652,287

Cost of investments for tax purposes is $144,208,156.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of bond premium amortizations, on August 31, 2011, undistributed net investment income was decreased by $7,701, undistributed net realized gain (loss) was increased by $6,732 and shares of beneficial interest increased by $969. This reclassification had no effect on the net assets of the Fund.

21        Invesco Van Kampen Pennsylvania Tax Free Income Fund

NOTE 10—Share Information

	Summary of Share Activity

	Year ended		Eleven months ended		Year ended
	August 31, 2011(a)		August 31, 2010		September 30, 2009
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	328,452	$5,195,467	420,596	$6,629,232	624,550	$9,069,094

Class B	7,253	112,271	42,501	666,876	63,620	900,403

Class C	85,450	1,346,149	275,203	4,345,188	163,118	2,375,341

Class Y	3,213	49,072	10,234	163,408	—	—

Issued as reinvestment of dividends:
Class A	226,447	3,533,901	293,314	4,635,383	349,405	5,048,650

Class B	5,309	82,803	10,806	170,137	15,260	219,136

Class C	15,348	240,054	15,684	248,771	10,533	153,108

Class Y	106	1,660	25	409	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	61,948	965,762	41,896	663,119	—	—

Class B	(62,106)	(965,762)	(42,014)	(663,119)	—	—

Reacquired:
Class A	(1,074,556)	(16,691,798)	(938,577)	(14,830,876)	(1,424,586)	(20,394,055)

Class B	(45,831)	(712,341)	(60,330)	(947,147)	(159,949)	(2,299,976)

Class C	(171,056)	(2,637,918)	(36,252)	(576,620)	(56,561)	(789,000)

Class Y	(2,268)	(34,567)	—	—	—	—

Net increase (decrease) in share activity	(622,291)	$(9,515,247)	33,086	$504,761	(414,610)	$(5,717,299)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 34% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

22        Invesco Van Kampen Pennsylvania Tax Free Income Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

														Supplemental
												Ratio of		ratio of
												expenses		expenses to
												to average		average net
			Net gains									net assets		assets
			(losses) on									with fee		(excluding		Ratio of net
	Net asset		securities		Dividends	Distributions						waivers		interest,		investment
	value,	Net	(both	Total from	from net	from net		Net asset			Net assets,	and/or		facilities and		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total		end of period	expenses		maintenance		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	distributions	of period	return		(000s omitted)	absorbed		fees)(b)		net assets		turnover(c)

Class A
Year ended 08/31/11	$16.29	$0.70	$(0.47)	$0.23	$(0.67)	$0.00	$(0.67)	$15.85	1.58	%(d)	$130,344	1.02	%(e)	1.00	%(e)	4.47	%(e)	13
Period ended 08/31/10	15.93	0.66	0.38	1.04	(0.68)	0.00	(0.68)	16.29	6.74	(d)	141,406	1.14	(f)	1.10	(f)	4.54	(f)	15
Year ended 09/30/09	14.76	0.73	1.18	1.91	(0.74)	0.00	(0.74)	15.93	13.60	(g)	141,191	1.21		1.13		5.05		17
Year ended 09/30/08	16.84	0.72	(2.03)	(1.31)	(0.73)	(0.04)	(0.77)	14.76	(8.02	)(g)	137,435	1.32		1.06		4.43		25
Year ended 09/30/07	17.43	0.70	(0.53)	0.17	(0.68)	(0.08)	(0.76)	16.84	0.95	(g)	160,539	1.44		1.08		4.08		25
Year ended 09/30/06	17.44	0.69	0.04	0.73	(0.68)	(0.06)	(0.74)	17.43	4.39	(g)	170,102	1.06		1.06		4.02		28

Class B
Year ended 08/31/11	16.23	0.70	(0.45)	0.25	(0.62)	0.00	(0.62)	15.86	1.68	(d)(h)	3,062	1.02	(e)(h)	1.00	%(e)(h)	4.47	(e)(h)	13
Period ended 08/31/10	15.89	0.59	0.38	0.97	(0.63)	0.00	(0.63)	16.23	6.27	(d)(h)	4,682	1.64	(f)(h)	1.60	(f)(h)	4.05	(f)(h)	15
Year ended 09/30/09	14.72	0.68	1.18	1.86	(0.69)	0.00	(0.69)	15.89	13.21	(i)(j)	5,364	1.57	(j)	1.49	(j)	4.70	(j)	17
Year ended 09/30/08	16.78	0.63	(2.01)	(1.38)	(0.64)	(0.04)	(0.68)	14.72	(8.46	)(i)(j)	6,161	1.81	(j)	1.55	(j)	3.94	(j)	25
Year ended 09/30/07	17.38	0.57	(0.54)	0.03	(0.55)	(0.08)	(0.63)	16.78	0.20	(i)	8,919	2.19		1.83		3.32		25
Year ended 09/30/06	17.38	0.57	0.05	0.62	(0.56)	(0.06)	(0.62)	17.38	3.63	(i)	12,180	1.81		1.81		3.26		28

Class C
Year ended 08/31/11	16.31	0.58	(0.45)	0.13	(0.56)	0.00	(0.56)	15.88	0.89	(d)	9,670	1.77	(e)	1.75	(e)	3.72	(e)	13
Period ended 08/31/10	15.95	0.55	0.38	0.93	(0.57)	0.00	(0.57)	16.31	6.01	(d)	11,083	1.89	(f)	1.85	(f)	3.79	(f)	15
Year ended 09/30/09	14.78	0.62	1.18	1.80	(0.63)	0.00	(0.63)	15.95	12.74	(k)	6,776	1.96		1.89		4.28		17
Year ended 09/30/08	16.86	0.59	(2.02)	(1.43)	(0.61)	(0.04)	(0.65)	14.78	(8.71	)(k)	4,546	2.07		1.81		3.68		25
Year ended 09/30/07	17.45	0.58	(0.54)	0.04	(0.55)	(0.08)	(0.63)	16.86	0.19	(k)	4,793	2.19		1.83		3.33		25
Year ended 09/30/06	17.45	0.57	0.05	0.62	(0.56)	(0.06)	(0.62)	17.45	3.68	(j)(k)	5,185	1.80	(j)	1.80	(j)	3.27	(j)	28

Class Y
Year ended 08/31/11	16.30	0.74	(0.47)	0.27	(0.71)	0.00	(0.71)	15.86	1.84	(d)	179	0.77	(e)	0.75	(e)	4.72	(e)	13
Period ended 08/31/10(l)	15.94	0.19	0.36	0.55	(0.19)	0.00	(0.19)	16.30	3.49	(d)	167	0.85	(f)	0.81	(f)	4.75	(f)	15

(a)	Calculated using average shares outstanding.
(b)	For the years ended September 30, 2009 and prior, ratio does not exclude facilities and maintenance fees.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $132,562, $3,679, $10,141, and $163 for Class A, Class B, Class C, and Class Y shares, respectively.
(f)	Annualized.
(g)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(h)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.25% and 0.74% for the year ended August 31, 2011 and the period ended August 31, 2010, respectively.
(i)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(j)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of less than 1%.
(k)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(l)	Commencement date of June 1, 2010.

23        Invesco Van Kampen Pennsylvania Tax Free Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)
and Shareholders of Invesco Van Kampen Pennsylvania Tax Free Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen Pennsylvania Tax Free Income Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2011, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and the eleven month period ended August 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended September 30, 2009 and prior were audited by other independent auditors whose report dated November 20, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

October 21, 2011
Houston, Texas

24        Invesco Van Kampen Pennsylvania Tax Free Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2011 through August 31, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/11)	(08/31/11)[1]	Period[2]	(08/31/11)	Period[2]	Ratio
A	$1,000.00	$1,057.90	$5.24	$1,020.11	$5.14	1.01%

B	1,000.00	1,062.20	5.04	1,020.32	4.94	0.97

C	1,000.00	1,054.70	9.11	1,016.33	8.94	1.76

Y	1,000.00	1,059.90	3.95	1,021.37	3.87	0.76

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2011 through August 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

25        Invesco Van Kampen Pennsylvania Tax Free Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Van Kampen Pennsylvania Tax Free Income Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 14-15, 2011, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 80% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2011. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided. The Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies and limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees also considered information provided in connection with fund acquisitions approved by the Trustees to rationalize the Invesco Funds product range following the acquisition of the retail mutual fund business of Morgan Stanley (the Morgan Stanley Transaction). The Trustees recognized that the advisory fees for the Invesco Funds include advisory fees that are the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees inherited from Morgan Stanley and Van Kampen funds acquired in the Morgan Stanley Transaction. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. One Trustee may have weighed a particular piece of information differently than another Trustee.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 15, 2011, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Board met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ performance and investment process oversight, independent credit analysis and investment risk management.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and the advisory services are provided in accordance with the terms of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate and satisfactory and in accordance with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

26        Invesco Van Kampen Pennsylvania Tax Free Income Fund

  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Pennsylvania Municipal Debt Funds Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of the performance universe for the one year period, the third quintile for the three year period and the fifth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year period, at the same level for the three year period and below the Index for the five year period. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was above the median contractual advisory fee rate of funds in the expense group. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year and including only one fund per investment adviser. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts in a manner substantially similar to the management of the Fund.
  The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2012 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers provides services to sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described above other than day-to-day portfolio management. The Board also noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  Based upon the information and considerations described above, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board concluded that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts. The Board concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

27        Invesco Van Kampen Pennsylvania Tax Free Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2011:

Federal and State Income Tax

Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
Tax-Exempt Interest Dividends*	99.98%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

28        Invesco Van Kampen Pennsylvania Tax Free Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	143	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	143	None

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	161	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	143	ACE Limited (insurance company); and Investment Company Institute

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and continues to serve as counsel to the Invesco Van Kampen closed-end funds.

T-1        Invesco Van Kampen Pennsylvania Tax Free Income Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	161	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Bob R. Baker — 1936 Trustee	1983	Retired	143	None
		Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	143	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	143	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	161	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	161	Board of Nature’s Sunshine Products, Inc.
		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	143	Administaff
		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	143	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired	143	None
		Formerly: Chief Executive Officer, YWCA of the U.S.A.

Larry Soll — 1942 Trustee	1997	Retired	143	None
		Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)

T-2        Invesco Van Kampen Pennsylvania Tax Free Income Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	161	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	143	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A
		Formerly: Director and Secretary, Van Kampen Advisors, Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services, Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)	N/A	N/A
		Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

T-3        Invesco Van Kampen Pennsylvania Tax Free Income Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A
		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management) and Van Kampen Funds Inc.	N/A	N/A
		Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Investor Services Inc., Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.). Formerly: Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4        Invesco Van Kampen Pennsylvania Tax Free Income Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-09913 and 333-36074.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
          Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-PTFI-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders     August 31, 2011

Invesco Van Kampen Small Cap Growth Fund
Nasdaq:
A: VASCX ■ B: VBSCX ■ C: VCSCX ■ Y: VISCX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
13	Financial Statements
15	Notes to Financial Statements
21	Financial Highlights
22	Auditor's Report
23	Fund Expenses
24	Approval of Investment Advisory and Sub-Advisory Agreements
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance. I encourage you to read this report to learn more about your Fund’s short- and long-term performance and its holdings as of the close of the reporting period. This report also includes useful information about your Fund’s management team and a discussion of how your Fund was managed during the reporting period.
     Data indicated that economic growth in the U.S. and most of Europe was anemic during the reporting period. In the U.S., unemployment remained high, and the housing market remained weak. Concerns about European sovereign debt persisted. Nonetheless, equity markets rose in late 2010 and early 2011 as investors anticipated better news ahead. But contentious negotiations to raise the U.S. government’s debt ceiling heightened investor unease, and following the first-ever downgrade of U.S. creditworthiness in August, global stock markets declined as many investors sought safer havens.
Where you can get current information about your Fund
In light of economic uncertainty and market volatility, I suggest you check the timely market updates and commentary from many of our fund managers and other investment professionals at invesco.com/us. On our website, you also can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
As we’ve seen over the last several years, market conditions can change – often suddenly and dramatically. That’s one reason financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it can cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
     Invesco’s investment professionals apply these same principles to the funds they manage.
     Invesco offers a broad array of traditional mutual funds, as well as other investment products, including single-country, sector, regional and global investments spanning equity, fixed income and alternative asset classes. Across our product line, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management – that allows our fund managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be, and that it’s managed with a long-term focus.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser will be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco Van Kampen Small Cap Growth Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the world’s economies are gradually recovering from the financial crisis, it has not been a smooth path. Unrest in the Middle East, persistently weak job and housing markets in the U.S. and continued government balance sheet repair in Europe are contributing to a slow, labored march toward global recovery.
     In this environment, investors face risks that could make it more difficult to achieve their long-term financial goals – a secure retirement, home ownership, a child’s college education. Although the markets are complex and dynamic, there are ways to simplify the process and potentially increase your odds of achieving your goals. The best approach is to create a solid financial plan that helps you save and invest in ways that anticipate your needs over the long term.
     Your financial adviser can help you define your financial plan, develop an appropriate investment strategy and put you in a better position to achieve your financial goals over the long term. This can take some of the guesswork out of the process and help you make thoughtful investments. Your financial adviser also can help you better understand your tolerance for risk, so that your investment approach lets you sleep at night while getting you closer to your goals. Lastly, your financial adviser can develop an asset allocation strategy that seeks to balance your investment approach, providing some protection against a decline in the markets while allowing you to participate in rising markets. Invesco calls this type of approach “intentional investing.” It means thinking carefully, planning thoughtfully and acting deliberately.
     While no investment can guarantee favorable returns, your Board remains committed to managing costs and enhancing the performance of Invesco’s funds as part of our Investor First orientation. We continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Thanks to the approval of our fund shareholders, Invesco has made great progress in realigning our U.S. mutual fund product line following our acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. When completed, the realignment will reduce overlap in the product lineup, enhance efficiency across our product line and build a solid foundation for further growth to meet client and shareholder needs. I would like to thank those of you who voted your proxy, and I hope our shareholders haven’t been too inconvenienced by the process.
     As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of your Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3 Invesco Van Kampen Small Cap Growth Fund

Management’s Discussion of Fund Performance

Performance summary
For the 12 months ended August 31, 2011, Invesco Van Kampen Small Cap Growth Fund had positive returns but underperformed the Fund’s style-specific benchmark, the Russell 2000 Growth Index. Underperformance was driven primarily by stock selection in several sectors, including information technology (IT), health care and industrials.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 8/31/10 to 8/31/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	20.82%

Class B Shares	20.90

Class C Shares	20.00

Class Y Shares	21.27

S&P 500 Index▼ (Broad Market Index)	18.48

Russell 2000 Growth Index▼ (Style-Specific Index)	27.54

Lipper Small-Cap Growth Funds Index▼ (Peer Group Index)	24.66

▼	Lipper Inc.
The Fund recently adopted a three-tier benchmark structure to compare its performance to broad market, style-specific and peer group market measures.

How we invest
We believe a growth investment strategy is an essential component of a diversified portfolio.
     Our investment process seeks to identify small-cap companies with growth rates that are higher and/or more sustainable than what is implied by current valuations and market expectations.
     We begin with a quantitative model that ranks all stock candidates based on a set of variables we believe are leading indicators of change and are common in those companies that have the potential for sustainable growth, competitive advantage and ability to execute. This proprietary model provides an objective approach to identifying new investment opportunities. The highest ranked stocks become the primary focus of our research efforts.
     Our stock selection process includes the development and analysis of a fully integrated financial model, which allows our team members to build a more complete understanding of the financial health of each investment candidate. The second step in our security research involves due diligence of the company, which includes in-depth discussions with members of company management teams. We also leverage Porter’s Five Forces Analysis, a theoretical tool that carefully examines a company by five dimensions (supplier power, threat of substitutes, barriers to entry, buying power and degree of rivalry). This tool is used to further measure and define the sustainability of a company’s earnings growth and whether there is upside to expectations already embedded in the security.

     Risk management plays an important role in portfolio construction, as our target portfolio attempts to maximize the relationship between risk and return.
     We consider selling a stock for any of the following reasons:
■	Investment thesis plays out or is no longer valid.

■	Fundamentals deteriorate.

■	Macroeconomic conditions change.

■	Risk/reward ratio becomes unfavorable or a higher conviction investment idea arises with better risk/reward ratio.

Market conditions and your Fund
Equity markets were highly volatile during the fiscal year as investors weighed the competing issues of improved corporate profits, soft macroeconomic data and debt issues in Europe and in the U.S. Corporate earnings were largely positive, but often overshadowed by concerns about high unemployment, a lack of consumer confidence, the growing debt contagion in Europe and the possibility of a downgrade of the U.S. credit rating. After a general rising trend through July 2011, major equity indexes sold off precipitously in August as the U.S. received the first-ever downgrade to its credit rating from Standard & Poor’s, while the sovereign debt crisis unfolded in the eurozone, prompting concerns of a “double-dip” recession.
     Uncertainty created by the U.S. credit downgrade, combined with lack of consumer confidence and weak employment, added to concerns that the economic recovery was slowing to a subnormal growth rate. Even with the abrupt sell-off in August, major equity indexes recorded positive returns for the fiscal year, and all 10 sectors of the Russell 2000 Growth Index posted double-digit gains. Russell 2000 Growth

Portfolio Composition
By sector

Information Technology	20.4%

Health Care	19.0

Consumer Discretionary	17.2

Industrials	16.7

Energy	6.9

Materials	4.7

Financials	3.9

Consumer Staples	2.3

Telecommunication Services	0.8

Utilities	0.8

Money Market Funds Plus Other Assets Less Liabilities	7.3

Top 10 Equity Holdings*

1.	Cinemark Holdings, Inc.	1.2

2.	Health Management Associates, Inc.- Class A	1.1

3.	CLARCOR, Inc.	1.1

4.	Complete Production Services, Inc.	1.1

5.	WESCO International, Inc.	1.0

6.	Rockwood Holdings, Inc.	1.0

7.	Deckers Outdoor Corp.	1.0

8.	Salix Pharmaceuticals Ltd.	1.0

9.	Packaging Corp. of America	1.0

10.	ProAssurance	1.0

Top Five Industries*

1.	Health Care Equipment	6.1%

2.	Application Software	5.0

3.	Health Care Services	3.7

4.	Semiconductors	3.5

5.	Systems Software	3.1

Total Net Assets	$1.1 billion

Total Number of Holdings*	139
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4 Invesco Van Kampen Small Cap Growth Fund

Index sector returns were mixed, as the energy sector had the highest return followed by telecommunication services and consumer staples, while the utilities sector had the lowest return.
     While the Fund had positive absolute returns during the reporting period, it underperformed versus the Russell 2000 Growth Index. This underperformance was driven primarily by stock selection in several sectors, including IT, health care and industrials.
     The Fund underperformed the Russell 2000 Growth Index most significantly in the IT sector, driven by stock selection and an underweight position. This sector saw significant merger and acquisition speculation and activity during the reporting period. Some of the Fund’s underperformance was a result of not owning several holdings that had strong performance in this environment but did not meet the team’s strict investment and valuation criteria. Examples of holdings that detracted from performance included network products maker Netgear, network testing services provider Ixia Communications and organic light emitting diode technology products maker Universal Display. Universal Display was no longer held at the end of the reporting period.
     Underperformance in the health care sector was driven primarily by stock selection. Similar to the IT sector, some of this underperformance was a result of not owning several holdings that performed well but did not meet the team’s strict investment criteria. Additionally, several holdings detracted from performance, including pharmaceutical products maker Auxilium Pharmaceuticals and medical products maker Masimo. While the Fund continued to own Masimo, Auxilium Pharmaceuticals was sold due to deteriorating fundamentals.
     The Fund also underperformed in the industrials sector, largely due to stock selection. Three holdings that were among the leading detractors from performance included automotive systems maker Meritol, Inc., commercial and construction equipment renter United Rentals and industrial services outsourcer TMS International.
     Some of the Fund’s underperformance was offset by outperformance in other sectors, including consumer discretionary, energy and consumer staples. The Fund outperformed by the widest margin in the consumer discretionary sector, driven by stock selection. In this sector, examples of holdings that contributed to performance included shoe retailer Foot Locker and farm and ranch retailer Tractor Supply. The Fund’s position in Foot Locker was sold during the period.
     In the energy sector, contributors to outperformance included offshore driller Atwood Oceanics, oil services provider Oil States International and exploration and production holding Whiting Petroleum. The Fund’s position in Whiting Petroleum was sold during the reporting period. In the consumer staples sector, holdings that contributed to outperformance included snack foods maker Diamond Foods International and beauty products maker Elizabeth Arden.
     As we’ve discussed, the stock market experienced volatile performance during the reporting period. We would like to caution investors against making investment decisions based on short-term performance. As always, we recommend that you consult a financial adviser to discuss your individual financial program.
     We thank you for your commitment to Invesco Van Kampen Small Cap Growth Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.

Matthew Hart
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Van Kampen Small Cap Growth Fund. He joined Invesco in 2010. Mr. Hart earned a B.B.A. from Southern Methodist University.

Justin Speer
Portfolio manager, is manager of Invesco Van Kampen Small Cap Growth Fund. He joined Invesco in 2010. Mr. Speer earned a B.S. in finance and accounting from Texas Christian University.

5 Invesco Van Kampen Small Cap Growth Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund data from 11/27/00, index data from 11/30/00
As noted earlier in this report, during the reporting period, the Fund has adopted a three-tier benchmark structure to compare its performance to broad market, style-specific and peer group market measures. These additional benchmarks will now be included in the chart above.

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $4,000 and $8,000 is the same size as the space between $8,000 and $16,000, and so on.

6 Invesco Van Kampen Small Cap Growth Fund

Average Annual Total Returns
As of 8/31/11, including maximum applicable
sales charges

Class A Shares

Inception (11/27/00)	0.55%

10 Years	4.58

5 Years	1.92

1 Year	14.16

Class B Shares

Inception (11/27/00)	0.54%

10 Years	4.59

5 Years	2.31

1 Year	15.90

Class C Shares

Inception (11/27/00)	0.33%

10 Years	4.41

5 Years	2.32

1 Year	19.00

Class Y Shares

Inception (2/2/06)	2.36%

5 Years	3.37

1 Year	21.27

Average Annual Total Returns
As of 6/30/11, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (11/27/00)	2.02%

10 Years	4.59

5 Years	4.36

1 Year	32.12

Class B Shares

Inception (11/27/00)	2.00%

10 Years	4.60

5 Years	4.74

1 Year	34.64

Class C Shares

Inception (11/27/00)	1.81%

10 Years	4.43

5 Years	4.76

1 Year	37.80

Class Y Shares

Inception (2/2/06)	5.35%

5 Years	5.82

1 Year	40.07

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Van Kampen Small Cap Growth Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen Small Cap Growth Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen Small Cap Growth Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B,
Class C and Class Y shares was 1.38%, 1.66%, 2.13% and 1.13%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.39%, 1.67%, 2.14% and 1.14%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

7 Invesco Van Kampen Small Cap Growth Fund

Invesco Van Kampen Small Cap Growth Fund’s investment objective is to seek capital appreciation.
■	Unless otherwise stated, information presented in this report is as of August 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased or acquired by exchange from share classes other than Class B shares. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply.

■	Risks of small capitalization companies.

Small capitalization companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or few key people. The market movements of equity securities of small capitalization companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general and are generally less liquid than the equity securities of larger companies.

■	Growth investing risk. Investments in growth-oriented equity securities may have above-average volatility of price movement. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets.

■	Foreign risks. The risks of investing in securities of foreign issuers, including emerging market issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.
■	Risks of investing in REITs. Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and other expenses. REITs may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.

■	Risks of derivatives. Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the instruments may not be liquid.

■	Active trading risk. The Fund may engage in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The Russell 2000® Growth Index is an unmanaged index considered representative of small-cap growth stocks. The Russell 2000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Small-Cap Growth Funds Index is an unmanaged index considered representative of small-cap growth funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	VASCX
Class B Shares	VBSCX
Class C Shares	VCSCX
Class Y Shares	VISCX

8 Invesco Van Kampen Small Cap Growth Fund

Schedule of Investments

August 31, 2011

	Shares	Value

Common Stocks & Other Equity Interests–92.67%(a)
Advertising–0.40%
National CineMedia, Inc.	317,171	$4,494,313

Aerospace & Defense–1.30%
Esterline Technologies Corp.(b)	122,737	9,240,869

TransDigm Group, Inc.(b)	58,866	5,407,431

		14,648,300

Air Freight & Logistics–0.61%
UTI Worldwide, Inc.	504,839	6,838,044

Alternative Carriers–0.77%
AboveNet, Inc.	140,457	8,635,296

Apparel Retail–2.44%
DSW Inc.–Class A	189,188	8,780,215

Express, Inc.	388,472	7,415,931

Francesca’s Holdings Corp.(b)(c)	196,339	4,502,053

Genesco Inc.(b)	125,920	6,676,278

		27,374,477

Apparel, Accessories & Luxury Goods–1.10%
Maidenform Brands, Inc.(b)	234,003	5,948,357

Under Armour, Inc.–Class A(b)(c)	89,977	6,375,770

		12,324,127

Application Software–4.96%
Bottomline Technologies, Inc.(b)	275,258	6,322,676

BroadSoft Inc.(b)(c)	309,842	9,372,720

Cadence Design Systems, Inc.(b)	616,224	5,693,910

Compuware Corp.(b)	1,146,745	9,701,463

Parametric Technology Corp.(b)	470,249	8,464,482

SolarWinds, Inc.(b)	360,775	8,936,397

SS&C Techonologies Holdings, Inc.(b)	265,576	4,379,348

TIBCO Software Inc.(b)	123,197	2,757,149

		55,628,145

Asset Management & Custody Banks–0.74%
Affiliated Managers Group, Inc.(b)	94,828	8,265,209

Auto Parts & Equipment–1.34%
Modine Manufacturing Co.(b)	611,323	7,042,441

TRW Automotive Holdings Corp.(b)	190,964	7,961,289

		15,003,730

Automotive Retail–0.52%
Asbury Automotive Group Inc.(b)(c)	310,348	5,837,646

Biotechnology–2.94%
Amarin Corp. PLC–ADR (United Kingdom)(b)	356,929	4,108,253

BioMarin Pharmaceutical Inc.(b)	303,403	8,976,178

Cubist Pharmaceuticals Inc.(b)	166,014	5,759,026

Incyte Corp.(b)(c)	516,029	8,292,586

United Therapeutics Corp.(b)	136,811	5,903,394

		33,039,437

Building Products–0.76%
Owens Corning Inc(b)	292,955	8,513,272

Communications Equipment–2.19%
IXIA(b)	498,480	4,281,943

Netgear, Inc.(b)	323,291	8,990,723

Polycom, Inc.(b)	327,218	7,787,788

ShoreTel, Inc.(b)	506,372	3,534,477

		24,594,931

Construction & Engineering–0.76%
MasTec Inc.(b)(c)	385,643	8,561,275

Construction & Farm Machinery & Heavy Trucks–1.36%
AGCO Corp.(b)	205,814	8,817,072

Meritor, Inc.(b)	759,959	6,421,653

		15,238,725

Data Processing & Outsourced Services–2.33%
Cardtronics, Inc.(b)	379,730	9,402,115

VeriFone Systems, Inc.(b)	278,276	9,800,881

Wright Express Corp.(b)	166,111	6,999,917

		26,202,913

Diversified Chemicals–0.64%
Solutia Inc.(b)	415,995	7,229,993

Diversified Support Services–0.36%
TMS International Corp.–Class A(b)	548,219	4,040,374

Electric Utilities–0.81%
ITC Holdings Corp.	119,681	9,055,064

Electrical Components & Equipment–1.76%
EnerSys(b)	203,299	4,568,129

GrafTech International Ltd.(b)	375,563	5,896,339

Regal-Beloit Corp.	158,924	9,343,142

		19,807,610

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen Small Cap Growth Fund

	Shares	Value

Electronic Equipment & Instruments–1.01%
Cognex Corp.	173,817	$5,562,144

Coherent, Inc.(b)	129,956	5,745,355

		11,307,499

Environmental & Facilities Services–1.57%
Progressive Waste Solutions Ltd. (Canada)(c)	419,314	9,375,861

Waste Connections, Inc.(c)	237,092	8,201,012

		17,576,873

Fertilizers & Agricultural Chemicals–0.86%
Intrepid Potash, Inc.(b)(c)	282,109	9,653,770

Footwear–1.96%
Crocs, Inc.(b)	210,075	5,747,652

Deckers Outdoor Corp.(b)(c)	120,091	10,683,295

Steven Madden Ltd.(b)	155,254	5,607,775

		22,038,722

Health Care Distributors–0.80%
PSS World Medical, Inc.(b)(c)	383,023	9,031,682

Health Care Equipment–6.06%
Arthrocare Corp.(b)	224,763	7,289,064

HeartWare International Inc.(b)(c)	88,089	5,532,870

Hill-Rom Holdings, Inc.	265,565	8,046,620

Insulet Corp.(b)	325,724	5,693,656

Masimo Corp.	308,897	7,620,489

NuVasive, Inc.(b)(c)	333,519	8,081,165

Sirona Dental Systems, Inc.(b)	181,356	8,462,071

Thoratec Corp.(b)	263,398	9,024,015

Volcano Corp.(b)(c)	277,447	8,309,538

		68,059,488

Health Care Facilities–1.02%
Health Management Associates Inc.–Class A(b)	1,390,499	11,429,902

Health Care Services–3.67%
Catalyst Health Solutions, Inc.(b)	166,992	8,970,810

ExamWorks Group, Inc.(b)(c)	390,059	5,862,587

HMS Holdings Corp.(b)	371,760	9,751,265

Mednax, Inc.(b)	125,603	8,203,132

Team Health Holdings, Inc.(b)(c)	450,942	8,428,106

		41,215,900

Health Care Supplies–1.37%
Align Technology, Inc.(b)	511,121	9,762,411

Meridian Bioscience, Inc.	302,711	5,600,154

		15,362,565

Health Care Technology–0.79%
Allscripts Healthcare Solutions, Inc.(b)	491,758	8,829,515

Home Furnishings–0.81%
Leggett & Platt, Inc.	410,310	9,104,779

Homebuilding–0.37%
Pulte Group Inc.(b)	859,983	4,127,918

Housewares & Specialties–1.57%
Jarden Corp.(c)	307,971	8,943,478

Tupperware Brands Corp.	130,629	8,686,828

		17,630,306

Industrial Machinery–2.55%
Actuant Corp.–Class A	416,043	8,354,143

CLARCOR Inc.	241,507	11,239,736

Robbins & Myers, Inc.	187,613	9,014,805

		28,608,684

Internet Retail–0.52%
Shutterfly, Inc.(b)(c)	108,850	5,840,891

Internet Software & Services–2.81%
comScore Inc.(b)	362,047	5,774,650

Digital River, Inc.(b)(c)	250,038	5,030,764

j2 Global Communications, Inc.	43,301	1,383,467

Open Text Corp. (Canada)(b)	126,339	7,454,001

ValueClick, Inc.(b)	569,412	8,712,004

Velti PLC (Ireland)(b)(c)	98,353	930,419

Vocus, Inc.(b)	102,737	2,211,928

		31,497,233

Investment Banking & Brokerage–0.76%
Stifel Financial Corp.(b)	282,886	8,509,211

Leisure Products–0.80%
Polaris Industries Inc.	81,805	8,987,915

Managed Health Care–0.67%
Health Net Inc.(b)	303,955	7,504,649

Marine–0.76%
Kirby Corp.(b)	154,198	8,487,058

Metal & Glass Containers–0.75%
Greif Inc.–Class A	150,687	8,417,376

Movies & Entertainment–1.08%
Cinemark Holdings, Inc.	579,043	12,130,951

Office Services & Supplies–1.24%
Interface, Inc.–Class A	403,949	6,091,551

Steelcase Inc.–Class A	944,375	7,819,425

		13,910,976

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen Small Cap Growth Fund

	Shares	Value

Oil & Gas Drilling–0.81%
Atwood Oceanics, Inc.(b)	215,637	$9,076,161

Oil & Gas Equipment & Services–2.49%
Complete Production Services, Inc.(b)	380,012	11,043,149

Oil States International, Inc.(b)	126,433	8,354,692

Superior Energy Services, Inc.(b)	243,844	8,612,570

		28,010,411

Oil & Gas Exploration & Production–2.69%
Gulfport Energy Corp.(b)	304,944	8,812,882

Oasis Petroleum Inc.(b)	213,737	5,685,404

PetroQuest Energy, Inc.(b)(c)	988,903	7,515,663

Rosetta Resources, Inc.(b)	179,139	8,231,437

		30,245,386

Oil & Gas Refining & Marketing–0.85%
CVR Energy, Inc.(b)	334,169	9,513,791

Packaged Foods & Meats–1.51%
B&G Foods Inc.	469,921	8,557,261

Diamond Foods, Inc.(c)	106,746	8,417,990

		16,975,251

Paper Packaging–0.89%
Packaging Corp. of America	396,026	10,039,259

Personal Products–0.82%
Elizabeth Arden, Inc.(b)	287,269	9,255,807

Pharmaceuticals–1.72%
Medicis Pharmaceutical Corp.–Class A	229,695	8,935,135

Salix Pharmaceuticals, Ltd.(b)	339,844	10,348,250

		19,283,385

Property & Casualty Insurance–0.89%
ProAssurance Corp.(b)	136,984	9,939,559

Regional Banks–0.64%
SVB Financial Group(b)	154,856	7,135,765

Research & Consulting Services–0.77%
Acacia Research(b)	198,684	8,682,491

Restaurants–1.63%
BJ’s Restaurants Inc.(b)	126,992	5,863,220

Bravo Brio Restaurant Group Inc.(b)	185,153	3,841,925

Buffalo Wild Wings Inc.(b)	139,527	8,599,049

		18,304,194

Semiconductor Equipment–1.37%
Cymer, Inc.(b)	173,521	7,020,659

Teradyne, Inc.(b)(c)	695,488	8,415,405

		15,436,064

Semiconductors–3.47%
Cavium Inc.(b)	248,077	7,985,599

Cypress Semiconductor Corp.(b)	321,978	5,100,131

Microsemi Corp.(b)	505,652	7,852,776

Netlogic Microsystems Inc.(b)	203,789	6,117,746

Semtech Corp.(b)	327,173	6,978,600

Volterra Semiconductor Corp.(b)	244,518	4,951,489

		38,986,341

Specialty Chemicals–1.57%
Cytec Industries Inc.(c)	152,187	6,909,290

Rockwood Holdings Inc.(b)	210,055	10,712,805

		17,622,095

Specialty Stores–2.21%
Signet Jewelers Ltd. (Bermuda)(b)	207,103	8,064,591

Tractor Supply Co.	135,832	8,336,010

Vitamin Shoppe, Inc.(b)	188,708	8,359,764

		24,760,365

Systems Software–3.14%
Ariba Inc.(b)	217,520	5,901,318

CommVault Systems, Inc.(b)	185,707	6,297,324

Fortinet Inc.(b)	321,828	6,156,570

MICROS Systems, Inc.(b)	194,526	9,271,109

Rovi Corp.(b)	154,865	7,571,350

		35,197,671

Tires & Rubber–0.40%
Cooper Tire & Rubber Co.	371,492	4,506,198

Trading Companies & Distributors–1.59%
United Rentals, Inc.(b)	422,564	7,048,367

WESCO International, Inc.(b)	251,043	10,817,443

		17,865,810

Trucking–1.32%
Landstar System, Inc.	209,363	8,477,108

Werner Enterprises, Inc.	272,819	6,351,226

		14,828,334

Total Common Stocks & Other Equity Interests (Cost $973,795,106)		1,040,261,082

Money Market Funds–8.22%
Liquid Assets Portfolio–Institutional Class(d)	46,098,464	46,098,464

Premier Portfolio–Institutional Class(d)	46,098,465	46,098,465

Total Money Market Funds (Cost $92,196,929)		92,196,929

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.88% (Cost $1,065,992,035)		1,132,458,011

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen Small Cap Growth Fund

	Shares	Value

Investment Purchased with Cash Collateral from Securities on Loan
Money Market Funds–8.87%
Liquid Assets Portfolio–Institutional Class (Cost $99,628,449)(d)(e)	99,628,449	$99,628,449

TOTAL INVESTMENTS–109.76% (Cost $1,165,620,484)		1,232,086,460

OTHER ASSETS LESS LIABILITIES–(9.76)%		(109,509,375)

NET ASSETS–100.00%		$1,122,577,085

Investment Abbreviation:

ADR	– American Depositary Receipts

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2011.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen Small Cap Growth Fund

Statement of Assets and Liabilities

August 31, 2011

Assets:
Investments, at value (Cost $973,795,106)*	$1,040,261,082

Investments in affiliated money market funds, at value and cost	191,825,378

Total investments, at value (Cost $1,165,620,484)	1,232,086,460

Cash	66,667

Receivable for:
Investments sold	8,966,038

Fund shares sold	2,284,152

Dividends	293,081

Fund expenses absorbed	409,509

Investment for trustee deferred compensation and retirement plans	5,246

Other assets	12,546

Total assets	1,244,123,699

Liabilities:
Payable for:
Investments purchased	18,436,988

Fund shares reacquired	1,803,189

Collateral upon return of securities loaned	99,628,449

Accrued fees to affiliates	1,529,609

Accrued other operating expenses	131,357

Trustee deferred compensation and retirement plans	17,022

Total liabilities	121,546,614

Net assets applicable to shares outstanding	$1,122,577,085

Net assets consist of:
Shares of beneficial interest	$950,060,079

Undistributed net investment income (loss)	(16,503)

Undistributed net realized gain	106,067,533

Unrealized appreciation	66,465,976

$1,122,577,085

Net Assets:
Class A	$820,988,328

Class B	$16,910,115

Class C	$51,211,829

Class Y	$233,466,813

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	77,749,197

Class B	1,709,495

Class C	5,265,916

Class Y	21,781,817

Class A:
Net asset value per share	$10.56

Maximum offering price per share (Net asset value of $10.56 divided by 94.50%)	$11.17

Class B:
Net asset value and offering price per share	$9.89

Class C:
Net asset value and offering price per share	$9.73

Class Y:
Net asset value and offering price per share	$10.72

*	At August 31, 2011, securities with an aggregate value of $97,884,378 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen Small Cap Growth Fund

Statement of Operations

For the year ended August 31, 2011

Investment income:
Dividends (net of foreign withholding taxes of $31,691)	$4,300,794

Dividends from affiliated money market funds (includes securities lending income of $218,190)	310,964

Total investment income	4,611,758

Expenses:
Advisory fees	9,528,179

Administrative services fees	318,426

Custodian fees	47,506

Distribution fees:

Class A	2,234,625

Class B	57,483

Class C	566,902

Transfer agent fees	4,519,506

Trustees’ and officers’ fees and benefits	47,195

Other	247,088

Total expenses	17,566,910

Less: Fees waived and expense offset arrangement(s)	(536,486)

Net expenses	17,030,424

Net investment income (loss)	(12,418,666)

Net realized gain from investment securities (includes net gains from securities sold to affiliates of $206,431)	156,490,689

Change in net unrealized appreciation of investment securities	61,326,821

Net realized and unrealized gain	217,817,510

Net increase in net assets resulting from operations	$205,398,844

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen Small Cap Growth Fund

Statement of Changes in Net Assets

For the year ended August 31, 2011, the five months ended August 31, 2010 and the year ended
March 31, 2010

		For the five
	For the year	months	For the year
	ended	ended	ended
	August 31,	August 31,	March 31,
	2011	2010	2010

Operations:
Net investment income (loss)	$(12,418,666)	$(4,614,297)	$(8,825,452)

Net realized gain	156,490,689	69,715,541	92,171,919

Change in net unrealized appreciation (depreciation)	61,326,821	(165,915,054)	192,170,825

Net increase (decrease) in net assets resulting from operations	205,398,844	(100,813,810)	275,517,292

Share transactions–net:
Class A	(15,344,006)	13,649,587	153,506,328

Class B	(6,818,997)	(1,894,281)	(6,353,547)

Class C	(13,825,956)	(3,031,745)	6,844,322

Class Y	(10,814,267)	(46,191,056)	117,434,920

Net increase (decrease) in net assets resulting from share transactions	(46,803,226)	(37,467,495)	271,432,023

Net increase (decrease) in net assets	158,595,618	(138,281,305)	546,949,315

Net assets:
Beginning of year	963,981,467	1,102,262,772	555,313,457

End of period (includes undistributed net investment income (loss) of $(16,503), $0, and $(231,253), respectively)	$1,122,577,085	$963,981,467	$1,102,262,772

Notes to Financial Statements

August 31, 2011

NOTE 1—Significant Accounting Policies

Invesco Van Kampen Small Cap Growth Fund (the “Fund”), is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twelve separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is capital appreciation.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

15        Invesco Van Kampen Small Cap Growth Fund

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets. Prior to the Reorganization, incremental transfer agency fees which are unique to each class of shares of the Acquired Fund were charged to the operations of such class.

16        Invesco Van Kampen Small Cap Growth Fund

G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class. Effective January 1, 2012, the Fund will eliminate the 2% redemption fee, if applicable, assessed on shares of the Fund redeemed or exchanged within 31 days of purchase.
J.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.80%

Next $500 million	0.75%

Over $1.0 billion	0.70%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 1.38%, 2.13%, 2.13% and 1.13%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual operating expenses after fee waiver and/or

17        Invesco Van Kampen Small Cap Growth Fund

expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended August 31, 2011, the Adviser waived advisory fees of $534,910.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2011, the expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.
  For the year ended August 31, 2011, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2011, IDI advised the Fund that IDI retained $52,910 in front-end sales commissions from the sale of Class A shares and $2,708, $32,826 and $4,562 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, Invesco Ltd., IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of August 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended August 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$1,232,086,460	$—	$—	$1,232,086,460

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

18        Invesco Van Kampen Small Cap Growth Fund

Pursuant to these procedures, for the year ended August 31, 2011, the Fund engaged in securities purchases of $7,221,477 and securities sales of $1,662,353, which resulted in net realized gains of $206,431.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2011, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,576.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended August 31, 2011, the Fund paid legal fees of $4,001 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year ended August 31, 2011:

There were no ordinary income or long term capital gains distributions paid during the year ended August 31, 2011.

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$38,167,167

Undistributed long-term gain	72,465,497

Net unrealized appreciation — investments	61,900,844

Temporary book/tax differences	(16,502)

Shares of beneficial interest	950,060,079

Total net assets	$1,122,577,085

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

19        Invesco Van Kampen Small Cap Growth Fund

  The Fund utilized $36,401,316 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes.

NOTE 9— Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2011 was $1,334,547,978 and $1,420,463,512, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$146,858,746

Aggregate unrealized (depreciation) of investment securities	(84,957,902)

Net unrealized appreciation of investment securities	$61,900,844

Cost of investments for tax purposes is $1,170,185,616.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on August 31, 2011, undistributed net investment income (loss) was increased by $12,402,163, undistributed net realized gain was decreased by $12,402,163 and shares of beneficial interest decreased by $0. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity

	Year ended				Five months ended				Year ended
	August 31, 2011(a)				August 31, 2010				March 31, 2010
	Shares		Amount		Shares		Amount		Shares	Amount

Sold:
Class A	27,616,067(b	)	$308,811,543(b	)	12,491,916(b	)	$117,534,320(b	)	46,177,393	$374,644,838

Class B	121,453		1,227,517		160,701		1,436,516		600,025	4,541,319

Class C	732,345		7,621,915		417,676		3,715,035		2,604,739	19,506,872

Class Y	9,655,115		109,865,214		2,430,630		23,295,049		21,184,423	175,208,673

Reacquired:(c)
Class A	(29,021,472)		(324,155,549)		(11,170,029)		(103,884,733)		(26,403,632)	(221,138,510)

Class B	(763,950	)(b)	(8,046,514	)(b)	(375,529	)(b)	(3,330,797	)(b)	(1,417,790)	(10,894,866)

Class C	(2,092,933)		(21,447,871)		(775,941)		(6,746,780)		(1,630,764)	(12,662,550)

Class Y	(10,441,601)		(120,679,481)		(7,352,354)		(69,486,105)		(6,790,411)	(57,773,753)

Net increase (decrease) in share activity	(4,194,976)		$(46,803,226)		(4,172,930)		$(37,467,495)		34,323,983	$271,432,023

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 33% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Includes automatic conversion of 299,369 Class B shares into 280,405 Class A shares at a value of $3,196,083 for the year ended August 31, 2011 and automatic conversion of 225,007 Class B shares into 210,988 Class A shares at a value of $1,929,978 for the period ended August 31, 2010.
(c)	Net of redemption fees of $34,933 and $7,585 allocated among the classes based on relative net assets of each class for the year ended August 31, 2011 and the five months ended August 31, 2010, respectively.

20        Invesco Van Kampen Small Cap Growth Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

																		Ratio of net
												Ratio of		Ratio of				investment
			Net gains									expenses		expenses				income (loss)
			(losses) on									to average		to average net		Ratio of net		to average net
	Net asset	Net	securities		Dividends	Distributions						net assets		assets without		investment		assets without
	value,	investment	(both	Total from	from net	from net		Net asset			Net assets,	with fee waivers		fee waivers		income(loss)		fee waivers
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total		end of period	and/or expenses		and/or expenses		to average		and/or expenses		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	Distributions	of period(f)	return		(000s omitted)	absorbed		absorbed		net assets		absorbed		turnover(d)

Class A
Year ended 08/31/11	$8.74	$(0.11)	$1.93	$1.82	$—	$—	$—	$10.56	20.82	%(b)	$820,988	1.38	%(c)	1.42	%(c)	(1.01	)%(c)	(1.05	)%(c)	114%
Five months ended 08/31/10	9.62	(0.04)	(0.84)	(0.88)	—	—	—	8.74	(9.15	)(b)	691,456	1.34	(m)	1.34	(m)	(1.04	)(m)	(1.04	)(m)	63
Year ended 03/31/10	6.93	(0.09)	2.78	2.69	—	—	—	9.62	38.82	(e)	748,998	1.39		1.39		(1.04)		(1.04)		234
Year ended 03/31/09	10.15	(0.09)	(3.13)	(3.22)	—	—	—	6.93	(31.72	)(e)	402,611	1.40		1.40		(1.00)		(1.00)		219
Year ended 03/31/08	10.70	(0.10)	0.29	0.19	—	(0.74)	(0.74)	10.15	0.79	(e)	317,560	1.38		1.38		(0.92)		(0.92)		194
Year ended 03/31/07	10.80	(0.09)	(0.01)	(0.10)	—	—	—	10.70	(0.83	)(e)	226,581	1.47		1.47		(0.92)		(0.92)		321

Class B
Year ended 08/31/11	8.18	(0.11)	1.82	1.71	—	—	—	9.89	20.90	(b)(h)	16,910	1.40	(c)(h)	1.44	(c)(h)	(1.03	)(c)(h)	(1.07	)(c)(h)	114
Five months ended 08/31/10	9.03	(0.05)	(0.80)	(0.85)	—	—	—	8.18	(9.41	)(b)(h)	19,249	1.63	(h)(m)	1.63	(h)(m)	(1.33	)(h)(m)	(1.33	)(h)(m)	63
Year ended 03/31/10	6.51	(0.09)	2.61	2.52	—	—	—	9.03	38.71	(g)(i)	23,169	1.53	(i)	1.53	(i)	(1.19	)(i)	(1.19	)(i)	234
Year ended 03/31/09	9.59	(0.14)	(2.94)	(3.08)	—	—	—	6.51	(32.12	)(g)(i)	22,044	2.04	(i)	2.04	(i)	(1.65	)(i)	(1.65	)(i)	219
Year ended 03/31/08	10.22	(0.18)	0.29	0.11	—	(0.74)	(0.74)	9.59	0.03	(g)	42,722	2.14		2.14		(1.68)		(1.68)		194
Year ended 03/31/07	10.39	(0.16)	(0.01)	(0.17)	—	—	—	10.22	(1.64	)(g)	50,593	2.22		2.22		(1.68)		(1.68)		321

Class C
Year ended 08/31/11	8.10	(0.17)	1.80	1.63	—	—	—	9.73	20.12	(b)(l)	51,212	2.06	(c)(l)	2.10	(c)(l)	(1.69	)(c)(l)	(1.73	)(c)(l)	114
Five months ended 08/31/10	8.95	(0.07)	(0.78)	(0.85)	—	—	—	8.10	(9.50	)(b)	53,673	2.09	(m)	2.09	(m)	(1.79	)(m)	(1.79	)(m)	63
Year ended 03/31/10	6.50	(0.14)	2.59	2.45	—	—	—	8.95	37.69	(j)	62,523	2.14		2.14		(1.79)		(1.79)		234
Year ended 03/31/09	9.58	(0.14)	(2.94)	(3.08)	—	—	—	6.50	(32.15	)(j)	39,064	2.14		2.14		(1.75)		(1.75)		219
Year ended 03/31/08	10.21	(0.18)	0.29	0.11	—	(0.74)	(0.74)	9.58	0.03	(j)	42,395	2.14		2.14		(1.67)		(1.67)		194
Year ended 03/31/07	10.38	(0.16)	(0.01)	(0.17)	—	—	—	10.21	(1.64	)(j)	31,672	2.22		2.22		(1.68)		(1.68)		321

Class Yˆ
Year ended 08/31/11	8.84	(0.09)	1.97	1.88	—	—	—	10.72	21.27	(b)	233,467	1.13	(c)	1.17	(c)	(0.76	)(c)	(0.80	)(c)	114
Five months ended 08/31/10	9.73	(0.03)	(0.86)	(0.89)	—	—	—	8.84	(9.15	)(b)	199,603	1.09	(m)	1.09	(m)	(0.80	)(m)	(0.80	)(m)	63
Year ended 03/31/10	6.99	(0.06)	2.80	2.74	—	—	—	9.73	39.20	(k)	267,593	1.14		1.14		(0.76)		(0.76)		234
Year ended 03/31/09	10.20	(0.07)	(3.14)	(3.21)	—	—	—	6.99	(31.47	)(k)	91,594	1.15		1.15		(0.75)		(0.75)		219
Year ended 03/31/08	10.74	(0.07)	0.27	0.20	—	(0.74)	(0.74)	10.20	0.88	(k)	81,038	1.14		1.14		(0.63)		(0.63)		194
Year ended 03/31/07	10.80	(0.07)	0.01	(0.06)	—	—	—	10.74	(0.56	)(k)	15,477	1.22		1.22		(0.67)		(0.67)		321

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)	Ratios are annualized and based on average daily net assets (000’s omitted) of $894,031, $21,614, $61,228, and $277,153 for Class A, Class B, Class C, and Class Y Class shares, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(g)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(h)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.27% and 0.54% for the year ended August 31, 2011 and the five months ended August 31, 2010, respectively.
(i)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fess of less than 1%.
(j)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(k)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(l)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.93% for the year ended August 31, 2011.
(m)	Ratios are annualized.
ˆ	On June 1, 2010, the Fund’s former Class I shares were reorganized into Class Y Shares.

21        Invesco Van Kampen Small Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)
and Shareholders of Invesco Van Kampen Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen Small Cap Growth Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2011, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and the five month period ended August 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended March 31, 2010 and prior were audited by other independent auditors whose report dated May 18, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

October 21, 2011
Houston, Texas

22        Invesco Van Kampen Small Cap Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2011 through August 31, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/11)	(08/31/11)[1]	Period[2]	(08/31/11)	Period[2]	Ratio
A	$1,000.00	$881.50	$6.64	$1,018.15	$7.12	1.40%

B	1,000.00	881.50	6.45	1,018.35	6.92	1.36

C	1,000.00	878.80	9.80	1,014.77	10.51	2.07

Y	1,000.00	883.00	5.46	1,019.41	5.85	1.15

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2011 through August 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23        Invesco Van Kampen Small Cap Growth Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Van Kampen Small Cap Growth Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 14-15, 2011, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 80% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2011. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided. The Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies and limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees also considered information provided in connection with fund acquisitions approved by the Trustees to rationalize the Invesco Funds product range following the acquisition of the retail mutual fund business of Morgan Stanley (the Morgan Stanley Transaction). The Trustees recognized that the advisory fees for the Invesco Funds include advisory fees that are the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees inherited from Morgan Stanley and Van Kampen funds acquired in the Morgan Stanley Transaction. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. One Trustee may have weighed a particular piece of information differently than another Trustee.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 15, 2011, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Board met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ performance and investment process oversight, independent credit analysis and investment risk management.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and the advisory services are provided in accordance with the terms of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate and satisfactory and in accordance with the terms of the Fund’s sub-advisory contracts.

24        Invesco Van Kampen Small Cap Growth Fund

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Small-Cap Growth Funds Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of the performance universe for the one and three year periods and the second quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and three year periods and above the performance of the Index for the five year period. Invesco Advisers advised the Board that the Fund has shifted to a more balanced approach by including securities at both ends of the quality spectrum and that new team members were added to the investment management team in 2010. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was below the median contractual advisory fee rate of funds in the expense group. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year and including only one fund per investment adviser. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board also compared the Fund’s effective fee rate (the advisory fee after any advisory fee waivers and before any expense limitations/waivers) to the advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board noted that the Fund’s effective fee rate was above the effective fee rate of one mutual fund advised by Invesco Advisers. The Board also noted that Invesco Advisers sub-advises seven mutual funds with investment strategies comparable to those of the Fund and that the sub-advisory fees are below the effective fee rate of the Fund.
  Other than the mutual funds described above, the Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not advise other client accounts with investment strategies comparable to those of the Fund.
  The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2012 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers provides services to sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described above other than day-to-day portfolio management. The Board also noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  Based upon the information and considerations described above, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board concluded that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts. The Board concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

25        Invesco Van Kampen Small Cap Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	143	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	143	None

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	161	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	143	ACE Limited (insurance company); and Investment Company Institute

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and continues to serve as counsel to the Invesco Van Kampen closed-end funds.

T-1        Invesco Van Kampen Small Cap Growth Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	161	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Bob R. Baker — 1936 Trustee	1983	Retired	143	None
		Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	143	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	143	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	161	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	161	Board of Nature’s Sunshine Products, Inc.
		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	143	Administaff
		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	143	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired	143	None
		Formerly: Chief Executive Officer, YWCA of the U.S.A.

Larry Soll — 1942 Trustee	1997	Retired	143	None
		Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)

T-2        Invesco Van Kampen Small Cap Growth Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	161	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	143	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A
		Formerly: Director and Secretary, Van Kampen Advisors, Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services, Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)	N/A	N/A
		Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

T-3        Invesco Van Kampen Small Cap Growth Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A
		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management) and Van Kampen Funds Inc.	N/A	N/A
		Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Investor Services Inc., Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.). Formerly: Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4        Invesco Van Kampen Small Cap Growth Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-09913 and 333-36074.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-SCG-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2011

Invesco California Tax-Free Income Fund
Nasdaq:
A: CLFAX ▪ B: CLFBX ▪ C: CLFCX ▪ Y: CLFDX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
17	Financial Statements
19	Notes to Financial Statements
25	Financial Highlights
26	Auditor’s Report
27	Fund Expenses
28	Approval of Investment Advisory and Sub-Advisory Agreements
30	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance. I encourage you to read this report to learn more about your Fund’s short- and long-term performance and its holdings as of the close of the reporting period. This report also includes useful information about your Fund’s management team and a discussion of how your Fund was managed during the reporting period.
     Data indicated that economic growth in the U.S. and most of Europe was anemic during the reporting period. In the U.S., unemployment remained high, and the housing market remained weak. Concerns about European sovereign debt persisted. Nonetheless, equity markets rose in late 2010 and early 2011 as investors anticipated better news ahead. But contentious negotiations to raise the U.S. government’s debt ceiling heightened investor unease, and following the first-ever downgrade of U.S. creditworthiness in August, global stock markets declined as many investors sought safer havens.
Where you can get current information about your Fund
In light of economic uncertainty and market volatility, I suggest you check the timely market updates and commentary from many of our fund managers and other investment professionals at invesco.com/us. On our website, you also can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
As we’ve seen over the last several years, market conditions can change — often suddenly and dramatically. That’s one reason financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it can cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals — financing your retirement or your children’s education, for example — may help you avoid making rash investment decisions based on short-term market swings.
     Invesco’s investment professionals apply these same principles to the funds they manage.
     Invesco offers a broad array of traditional mutual funds, as well as other investment products, including single-country, sector, regional and global investments spanning equity, fixed income and alternative asset classes. Across our product line, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus — investment management — that allows our fund managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be, and that it’s managed with a long-term focus.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser will be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2	Invesco California Tax-Free Income Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the world’s economies are gradually recovering from the financial crisis, it has not been a smooth path. Unrest in the Middle East, persistently weak job and housing markets in the U.S. and continued government balance sheet repair in Europe are contributing to a slow, labored march toward global recovery.
     In this environment, investors face risks that could make it more difficult to achieve their long-term financial goals — a secure retirement, home ownership, a child’s college education. Although the markets are complex and dynamic, there are ways to simplify the process and potentially increase your odds of achieving your goals. The best approach is to create a solid financial plan that helps you save and invest in ways that anticipate your needs over the long term.
     Your financial adviser can help you define your financial plan, develop an appropriate investment strategy and put you in a better position to achieve your financial goals over the long term. This can take some of the guesswork out of the process and help you make thoughtful investments. Your financial adviser also can help you better understand your tolerance for risk, so that your investment approach lets you sleep at night while getting you closer to your goals. Lastly, your financial adviser can develop an asset allocation strategy that seeks to balance your investment approach, providing some protection against a decline in the markets while allowing you to participate in rising markets. Invesco calls this type of approach “intentional investing.” It means thinking carefully, planning thoughtfully and acting deliberately.
     While no investment can guarantee favorable returns, your Board remains committed to managing costs and enhancing the performance of Invesco’s funds as part of our Investor First orientation. We continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Thanks to the approval of our fund shareholders, Invesco has made great progress in realigning our U.S. mutual fund product line following our acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. When completed, the realignment will reduce overlap in the product lineup, enhance efficiency across our product line and build a solid foundation for further growth to meet client and shareholder needs. I would like to thank those of you who voted your proxy, and I hope our shareholders haven’t been too inconvenienced by the process.
     As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of your Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco California Tax-Free Income Fund

Management’s Discussion of Fund Performance

Performance summary
All share classes of Invesco California Tax-Free Income Fund at net asset value (NAV) posted positive returns during the 12-month reporting period ended August 31, 2011. The Fund at NAV underperformed its broad market and style-specific benchmark, the Barclays Capital California Municipal Index. The Fund’s significant underweight exposures in the state and local general obligation sectors were the main detractors from its relative performance versus the Barclays Capital California Municipal Index for the reporting period.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 8/31/10 to 8/31/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	1.22%

Class B Shares	1.25

Class C Shares	0.74

Class Y Shares	1.49

Barclays Capital California Municipal Index▼ (Broad Market/Style-Specific Index)	2.62

Lipper California Municipal Debt Funds Index■ (Peer Group Index)	1.49

▼Barclays Capital via FactSet Research Systems Inc.; ■Lipper Inc.

How we invest
The Fund will normally invest at least 80% of its assets in securities that pay interest exempt from federal and California state income taxes. We generally invest the Fund’s assets in investment grade California municipal obligations. These municipal obligations will have the following ratings at the time of purchase:

■	Municipal bonds — within the four highest grades by Moody’s Investors Service, Inc. (Moody’s), Standard & Poor’s Ratings Group (S&P) or Fitch Ratings (Fitch)

■	Municipal notes — within the two highest grades or, if not rated, have outstanding bonds within the four highest grades by Moody’s, S&P or Fitch

Portfolio Composition
By credit sector, based on total investments

Revenue Bonds	69.8%

General Obligation Bonds	18.1

Pre-refunded Bonds	1.0

Other	11.1

Total Net Assets	$415.4 million

Total Number of Holdings*	230
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding cash equivalent holdings.

■	Municipal commercial paper — within the highest grade by Moody’s, S&P or Fitch
     We may also invest in unrated securities, which we judge to be of comparable quality to the securities described above. Additionally, we may invest up to 5.0% of the Fund’s net assets in municipal obligations rated below investment grade (commonly known as junk bonds) or, if unrated, of comparable quality as we determine.
     We buy and sell California municipal securities with a view toward seeking a high level of current income exempt from federal and California income taxes or other local income taxes. In selecting securities for purchase and sale, we use our research capabilities to identify and monitor investment opportunities. In

Top 10 Fixed Income Issuers*

1.	Long Beach (City of) Financing Authority	5.8%

2.	Bay Area Toll Authority	3.9

3.	California (State of) Health Facilities Financing Authority	3.4

4.	California (State of)	2.9

5.	California (State of) Educational Facilities Authority	2.9

6.	Southern California Public Power Authority	2.9

7.	California (State of) Statewide Communities Development Authority	2.8

8.	Metropolitan Water District of Southern California	2.7

9.	California (State of) Department of Water Resources	2.6

10.	Los Angeles (City of) Department of Water & Power	2.3

conducting research and analysis, we consider a number of factors, including general market and economic conditions and credit and interest rate risk.
     Portfolio securities are typically sold when our assessments of any of these factors materially change. Measures of interest rate risk that we evaluate include duration, coupon, maturity and call protection. Measures of credit risk evaluated include individual issuer analysis, sector weightings, geographic distribution and quality spreads.

Market conditions and your Fund
Market conditions during the 12-month period covered by this report were plagued by the continuation of a lackluster recovery, with most major central banks keeping interest rates at low levels. The European Central Bank was the only major central bank to raise rates in an attempt to mitigate commodity-based increases in inflation. Investor skepticism of global governments’ abilities to retire huge amounts of debt without affecting economic growth rates caused sovereign debt distress (particularly for Greece and other southern eurozone countries) and remained a focal point of investor concern. Prices of oil and commodities soared as political unrest plagued the Middle East/North Africa region. Meanwhile in Japan, natural disasters disrupted supply chains globally.
     In the U.S., economic recovery remained modest, as weak labor market conditions and elevated unemployment rates continued to weigh on the U.S. economy. Real gross domestic product (GDP), the broadest measure of overall U.S. economic activity, increased at an annual rate of 1.3% in the second quarter of 2011.1 In the first quarter, real GDP increased 0.4%.1 To promote spending, the U.S. Federal Reserve (the Fed) implemented a second round of quantitative easing (QE2) from November 2010 to June 2011. This was augmented by a fiscal stimulus package agreed on between the Obama administration and Congress in December. However, continued concerns over the federal government’s balance sheet led most rating agencies to revise their U.S. debt outlooks to negative, and Standard & Poor’s to lower its rating on long-term U.S. debt. The Fed announced its intention to keep the federal funds target rate unchanged in a range of zero to 0.25%.2 At the August 2011 Federal Open Market

4	Invesco California Tax-Free Income Fund

Committee meeting, the Fed indicated that rates would likely be kept low for a long period of time, stating, “The Committee currently anticipates that economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.”2
     While many states are currently facing budgetary challenges, California has perhaps received more press than most. The state still benefits from its large and diverse economic base and above-average wealth levels. However, its significant exposure to the housing crisis, falling tax revenues and recent budgetary shortfalls continue to pose considerable challenges. Although the rating agencies have downgraded the state’s credit rating and the market has reacted accordingly, the negative impact was tempered somewhat by the issuance of taxable Build America Bonds (BABs) and the continued decrease in supply of tax-exempt debt.
     During the 12-month period covered by this report, municipal bond mutual funds experienced mostly outflows. Market volatility was heightened across the municipal asset class as U.S. Treasury yields increased, and the market was flooded with new issuance during the last two months of 2010 in anticipation of the end of the BABs program. Supply/ demand dynamics turned positive in 2011 as the increased yields attracted crossover buyers while supply levels remained low at about 50% of 2010’s levels, causing upward pressure on prices and a gradual drop in yields.3 Also during the period, concerns over the dire default predictions at the end of 2010 became subdued as state tax collections increased for the sixth consecutive quarter.4
     During the reporting period, lower rated tax-exempt bonds experienced greater price increases relative to their higher rated counterparts. Strong security selection among unrated bonds was a main contributor to Fund performance for the period. An overweight exposure to — and favorable security selection in — lower-rated bonds also contributed to returns.
     In terms of yield curve positioning, security selection in the 15- to 20-year part of the curve and on the long end of the curve (20 and more years) contributed to Fund returns relative to the Barclays Capital California Municipal Index. Duration positioning detracted from the Fund’s performance as the short end of the yield curve had lower sensitivity to interest rate movements and performed well over the reporting period. Some of our yield curve and duration positioning was obtained through the use of inverse floating rate securities, which are instruments that have an inverse relationship to a referenced interest rate. Inverse floating rate securities can be a more efficient means of managing duration, yield curve exposure and credit exposure, and potentially can enhance yields.
     At a sector level, strong security selection in the dedicated tax sector was the main contributor to Fund performance. Overweight exposures to the water/sewer and hospital sectors also benefited performance. The Fund’s significant underweight allocation to the state and local general obligation sectors was the primary detractor from Fund performance for the reporting period.
     Thank you for investing in Invesco California Tax-Free Income Fund and for sharing our long-term investment horizon.
1 Bureau of Economic Analysis
2 U.S. Federal Reserve
3 Securities Industry and Financial Markets Association
4 Nelson A. Rockefeller Institute of Government
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Thomas Byron
Portfolio manager, is manager of Invesco California Tax-Free Income Fund. Mr. Byron joined Invesco in 2010. He earned a B.S. in finance from Marquette University and an M.B.A. in finance from DePaul University.
Robert Stryker
Chartered Financial Analyst, portfolio manager, is manager of Invesco California Tax-Free Income Fund. Mr. Stryker joined Invesco in 2010. He earned a B.S. in finance from the University of Illinois, Chicago.
Stephen Turman
Chartered Financial Analyst, portfolio manager, is manager of Invesco California Tax-Free Income Fund. Mr. Turman joined Invesco in 1985. He earned a B.B.A. in finance from the University of Texas at Arlington.
Julius Williams
Portfolio manager, is manager of Invesco California Tax-Free Income Fund. Mr. Williams joined Invesco in 2010. He earned a B.A. in economics and sociology and a Master of Education degree in educational psychology from the University of Virginia.
Robert Wimmel
Portfolio manager, is manager of Invesco California Tax-Free Income Fund. Mr. Wimmel joined Invesco in 2010. He earned a B.A. in anthropology from the University of Cincinnati and an M.A. in economics from the University of Illinois, Chicago.

5	Invesco California Tax-Free Income Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Class
Fund and index data from 8/31/01
1 Barclays Capital via FactSet Research Systems Inc.
2 Lipper Inc.

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart above and before tax table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

continued from page 8

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

6	Invesco California Tax-Free Income Fund

Average Annual Total Returns
As of 8/31/11, including maximum applicable sales charges

			After Taxes
		After Taxes	on Distributions
	Before	on	and Sale of
	Taxes	Distributions	Fund Shares
Class A Shares

Inception (7/28/97)	3.87%	3.77%	3.91%

10 Years	3.34	3.25	3.44

5 Years	2.33	2.29	2.59

1 Year	-3.62	-3.62	-0.85

Class B Shares

Inception (7/11/84)	6.27%	6.15%	6.16%

10 Years	3.85	3.76	3.90

5 Years	3.05	3.01	3.23

1 Year	-3.58	-3.58	-0.75

Class C Shares

Inception (7/28/97)	3.73%	3.63%	3.73%

10 Years	3.29	3.20	3.34

5 Years	2.83	2.79	2.97

1 Year	-0.23	-0.23	1.26

Class Y Shares

Inception (7/28/97)	4.49%	4.40%	4.49%

10 Years	4.06	3.97	4.11

5 Years	3.61	3.57	3.74

1 Year	1.49	1.49	2.63

Average Annual Total Returns
As of 6/30/11, the most recent calendar quarter-end, including maximum applicable sales charges

			After Taxes
		After Taxes	on Distributions
	Before	on	and Sale of
	Taxes	Distributions	Fund Shares
Class A Shares

Inception (7/28/97)	3.68%	3.58%	3.75%

10 Years	3.46	3.37	3.56

5 Years	2.22	2.18	2.51

1 Year	-2.69	-2.69	-0.19

Class B Shares

Inception (7/11/84)	6.18%	6.07%	6.09%

10 Years	3.96	3.87	4.02

5 Years	2.93	2.90	3.15

1 Year	-2.60	-2.60	-0.06

Class C Shares

Inception (7/28/97)	3.54%	3.45%	3.58%

10 Years	3.41	3.32	3.47

5 Years	2.70	2.67	2.87

1 Year	0.81	0.81	1.99

Class Y Shares

Inception (7/28/97)	4.31%	4.21%	4.34%

10 Years	4.19	4.10	4.25

5 Years	3.49	3.45	3.65

1 Year	2.54	2.54	3.38

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Morgan Stanley California Tax-Free Income Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco California Tax-Free Income Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco California Tax-Free Income Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 0.88%, 0.88%, 1.38% and 0.63%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     After-tax returns are calculated using the historical highest individual federal marginal income tax rate. They do not reflect the effect of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares in tax-deferred accounts such as 401(k)s or IRAs. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

7	Invesco California Tax-Free Income Fund

Invesco California Tax-Free Income Fund’s investment objective is to provide a high level of current income exempt from federal and California income tax, consistent with the preservation of capital.
■	Unless otherwise stated, information presented in this report is as of August 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased or acquired by exchange from share classes other than Class B shares. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Credit risk. Credit risk refers to the possibility that the issuer of a security will be unable or unwilling to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. Private activity bonds used to finance projects, such as industrial development and pollution control, may also be negatively impacted by the general credit of the user of the project.

■	Interest rate risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.

■	Lease obligations. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain non-appropriation clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing non-appropriation clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

■	Private activity bonds. The issuers of private activity bonds in which the Fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or the project itself. Conditions such as regulatory and environmental restrictions and economic downturns may lower the need for these facilities and the ability of users of the project to pay for the facilities. This could cause a decline in the Fund’s value.

■	Inverse floating rate municipal obligations. The inverse floating rate municipal obligations in which the Fund may invest include derivative instruments such as residual interest bonds (RIBs) or tender option bonds (TOBs). Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and inverse floating residual interests, which are purchased by the Fund. The short-term floating rate interests have first priority on the cash flow from the bond held by the special purpose trust and the Fund is paid the residual cash flow from the bond held by the special purpose trust.

■	Alternative minimum tax. The Fund may invest up to 20% of its total assets in securities subject to the federal alternative minimum tax.

■	State-specific risks. The Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities than a fund that does not limit its investments to such issuers.

About indexes used in this report
■	The Barclays Capital California Municipal Index is an index of California investment grade municipal bonds.

■	The Lipper California Municipal Debt Funds Index is an unmanaged index considered representative of California municipal debt funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charter-holder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	CLFAX
Class B Shares	CLFBX
Class C Shares	CLFCX
Class Y Shares	CLFDX

8	Invesco California Tax-Free Income Fund

Schedule of Investments

August 31, 2011

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Municipal Obligations–105.02%
California–101.22%
Adelanto (City of) Public Utility Authority (Utility System); Series 2009 A, Ref. RB	6.75%	07/01/39	$1,500	$1,555,125

Alameda (County of) Joint Powers Authority (Juvenile Justice Refunding);
Series 2008 A, Lease RB (INS–AGM)(a)	5.00%	12/01/25	750	796,395

Series 2008 A, Lease RB (INS–AGM)(a)	5.00%	12/01/26	1,325	1,398,683

Alhambra (City of) (Atherton Baptist Homes); Series 2010 A, RB	7.63%	01/01/40	1,575	1,626,313

Alhambra Unified School District (Election of 1999); Series 1999 A, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(b)	0.00%	09/01/20	1,925	1,274,254

Alvord Unified School District (Election of 2007); Series 2008 A, Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	08/01/28	1,590	1,666,097

Anaheim (City of) Public Financing Authority (Anaheim Public Improvements); Series 1997 C, Sub. Lease RB (INS–AGM)(a)	6.00%	09/01/16	4,000	4,525,360

Anaheim (City of) Public Financing Authority (Electric System Distribution Facilities); Series 2011 A, RB	5.38%	10/01/36	2,500	2,663,650

Antelope Valley Healthcare District; Series 1997 A, Ref. RB (INS–AGM)(a)	5.20%	01/01/20	4,000	4,004,160

Apple Valley (Town of) Public Financing Authority (Town Hall Annex); Series 2007 A, Lease RB (INS–AMBAC)(a)	5.00%	09/01/27	2,365	2,468,256

Arcadia Unified School District (Election of 2006); Series 2007 A, Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	08/01/37	1,500	1,533,105

Bakersfield (City of); Series 2007 A, Wastewater RB (INS–AGM)(a)	5.00%	09/15/32	2,215	2,277,086

Bay Area Governments Association (California Capital); Series 2001 A, Lease RB (INS–AMBAC)(a)	5.25%	07/01/17	1,430	1,485,884

Bay Area Governments Association; Series 2004 A, Lease RB (INS–SGI)(a)	5.00%	09/01/29	2,735	2,758,466

Bay Area Toll Authority (San Francisco Bay Area);
Series 2008 F-1, Toll Bridge RB(c)	5.00%	04/01/39	1,250	1,292,063

Series 2008 F-1, Toll Bridge RB	5.00%	04/01/39	2,500	2,584,125

Series 2009 F-1, Toll Bridge RB(c)	5.25%	04/01/26	4,685	5,228,460

Series 2009 F-1, Toll Bridge RB(c)	5.25%	04/01/29	5,205	5,646,280

Series 2009 F-1, Toll Bridge RB(c)	5.13%	04/01/39	1,500	1,569,225

Beverly Hills Unified School District (Election of 2008);
Series 2009, Unlimited Tax CAB GO Bonds(b)	0.00%	08/01/26	1,465	690,176

Series 2009, Unlimited Tax CAB GO Bonds(b)	0.00%	08/01/32	3,045	951,349

Bonita Unified School District (Election of 2004); Series 2004 A, Unlimited Tax GO Bonds (INS–NATL)(a)	5.00%	08/01/28	1,000	1,043,730

Brea Olinda Unified School District; Series 2002 A, Ref. COP (INS–AGM)(a)	5.50%	08/01/18	1,850	1,875,437

California (County of) Tobacco Securitization Agency (Los Angeles County Securitization Corp.); Series 2006 A, Tobacco Settlement Asset-Backed Conv. Turbo RB	5.45%	06/01/28	5,000	4,138,800

California (State of) Department of Water Resources (Central Valley); Series 2003 Y, Water System RB (INS–NATL)(a)	5.00%	12/01/25	10,000	10,592,200

California (State of) Educational Facilities Authority (California College of the Arts); Series 2005, RB	5.00%	06/01/35	2,000	1,631,000

California (State of) Educational Facilities Authority (Claremont McKenna College); Series 2007, RB(c)	5.00%	01/01/38	2,100	2,160,102

California (State of) Educational Facilities Authority (Pitzer College);
Series 2005 A, RB	5.00%	04/01/35	2,000	1,937,980

Series 2009, RB	6.00%	04/01/40	2,000	2,149,660

California (State of) Educational Facilities Authority (University of Southern California); Series 2009 B, RB(c)	5.25%	10/01/39	1,800	1,931,220

California (State of) Educational Facilities Authority (University of the Pacific); Series 2000, RB (INS–NATL)(a)	5.88%	11/01/20	2,040	2,047,099

California (State of) Health Facilities Financing Authoritiy (Stanford Hospital); Series 2008 A-2, Ref. RB	5.25%	11/15/40	2,000	2,036,220

California (State of) Health Facilities Financing Authority (Adventist Health System/West); Series 2009 A, RB	5.75%	09/01/39	500	514,515

California (State of) Health Facilities Financing Authority (Catholic Healthcare West); Series 2009 A, RB	6.00%	07/01/39	500	530,045

California (State of) Health Facilities Financing Authority (Children’s Hospital Los Angeles); Series 2010 A, RB (INS–AGM)(a)	5.25%	07/01/38	2,950	2,893,596

California (State of) Health Facilities Financing Authority (Kaiser Permanente); Series 2006 A, RB	5.25%	04/01/39	2,000	1,985,500

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco California Tax-Free Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

California–(continued)

California (State of) Health Facilities Financing Authority (Providence Health & Services);
Series 2008, RB(d)(e)	6.50%	10/01/18	$20	$26,396

Series 2008, RB	6.50%	10/01/38	980	1,083,949

California (State of) Health Facilities Financing Authority (Scripps Health); Series 2010 A, RB	5.00%	11/15/36	4,000	4,007,720

California (State of) Health Facilities Financing Authority (Sutter Health); Series 2011 B, RB	5.50%	08/15/26	1,000	1,066,940

California (State of) Municipal Finance Authority (American Heritage Education Foundation); Series 2006 A, Education RB	5.25%	06/01/26	1,000	884,180

California (State of) Municipal Finance Authority (Community Hospitals of Central California Obligated Group);
Series 2007, COP	5.00%	02/01/20	2,055	2,066,529

Series 2007, COP	5.25%	02/01/37	500	437,860

California (State of) Municipal Finance Authority (Eisenhower Medical Center);
Series 2010 A, RB	5.50%	07/01/30	1,000	989,520

Series 2010 A, RB	5.75%	07/01/40	1,500	1,489,425

California (State of) Municipal Finance Authority (University of La Verne); Series 2010 A, RB	6.13%	06/01/30	1,000	1,028,160

California (State of) Pollution Control Financing Authority (Waste Management, Inc.); Series 2002 A, Ref. Solid Waste Disposal RB(f)	5.00%	01/01/22	2,000	2,035,260

California (State of) Statewide Communities Development Authority (Adventist Health System/West); Series 2005 A, Health Facility RB	5.00%	03/01/30	5,000	5,001,600

California (State of) Statewide Communities Development Authority (American Baptist Homes of the West); Series 2010, RB	6.25%	10/01/39	2,000	2,016,260

California (State of) Statewide Communities Development Authority (California Baptist University); Series 2007 A, RB	5.40%	11/01/27	1,785	1,609,981

California (State of) Statewide Communities Development Authority (Cedars Sinai Medical Center); Series 1992, Hospital Revenue COP	6.50%	08/01/12	295	305,039

California (State of) Statewide Communities Development Authority (Cottage Health System Obligated Group); Series 2010, RB	5.25%	11/01/30	1,675	1,706,607

California (State of) Statewide Communities Development Authority (Methodist Hospital); Series 2009, RB (INS–FHA)(a)	6.75%	02/01/38	500	564,615

California (State of) Statewide Communities Development Authority (Rady Children’s Hospital); Series 2008 B, VRD RB (LOC–Wells Fargo Bank, N.A.)(g)(h)	0.06%	08/15/47	5,100	5,100,000

California (State of) Statewide Communities Development Authority (Senior Living Southern California); Series 2009, RB	7.25%	11/15/41	500	537,290

California (State of);
Series 1992, Unlimited Tax GO Bonds (INS–FGIC)(a)	6.25%	09/01/12	310	316,606

Series 2009, Various Purpose Unlimited Tax GO Bonds	5.75%	04/01/31	5,000	5,436,050

Series 2009, Various Purpose Unlimited Tax GO Bonds	6.00%	11/01/35	1,750	1,937,075

Series 2009, Various Purpose Unlimited Tax GO Bonds	6.00%	04/01/38	1,250	1,364,675

Series 2010, Various Purpose Unlimited Tax GO Bonds	5.25%	11/01/40	3,000	3,051,090

California Infrastructure & Economic Development Bank (Broad Museum); Series 2011 A, RB	5.00%	06/01/21	3,000	3,613,020

California Infrastructure & Economic Development Bank (California Science Center Phase II); Series 2006 B, RB (INS–NATL)(a)	5.00%	05/01/31	2,000	1,896,700

California Infrastructure & Economic Development Bank (Pacific Gas & Electric Co.); Series 2009 B, Ref. VRD RB (LOC–Wells Fargo Bank, N.A.)(g)(h)	0.08%	11/01/26	2,600	2,600,000

California Special Districts Association Finance Corp. (Special Districts Finance Program); Series 1997 DD, COP (INS–AGM)(a)	5.63%	01/01/27	1,050	1,050,032

California State University;
Series 2008 A, Systemwide RB (INS–AGM)(a)	5.00%	11/01/39	3,150	3,198,856

Series 2009 A, Statewide RB (INS–AGC)(a)	5.25%	11/01/38	1,000	1,028,960

Castaic Lake Water Agency (Water System Improvement); Series 1994 A, Ref. COP (INS–NATL)(a)	7.00%	08/01/12	2,000	2,115,800

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco California Tax-Free Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

California–(continued)

Cerritos Community College District (Election of 2004);
Series 2004 A, Unlimited Tax GO Bonds (INS–NATL)(a)	5.00%	08/01/26	$100	$103,135

Series 2004 A, Unlimited Tax GO Bonds (INS–NATL)(a)	5.00%	08/01/28	125	128,423

Chino Basin Regional Financing Authority (Inland Empire Utilities Agency); Series 2008 A, RB (INS–AMBAC)(a)	5.00%	11/01/33	725	735,121

Clovis Unified School District (Election of 2004); Series 2004 A, Unlimited Tax CAB GO Bonds (INS–NATL)(a)(b)	0.00%	08/01/29	735	255,736

Corona-Norco Unified School District (Election of 2006);
Series 2009 B, Unlimited Tax CAB GO Bonds (INS–AGC)(a)(b)	0.00%	08/01/24	1,000	496,610

Series 2009 B, Unlimited Tax CAB GO Bonds (INS–AGC)(a)(b)	0.00%	08/01/25	1,000	455,440

Series 2009 B, Unlimited Tax CAB GO Bonds (INS–AGC)(a)(b)	0.00%	08/01/26	1,525	646,188

Desert Community College District (Election of 2004); Series 2007 C, Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	08/01/37	2,500	2,547,950

Duarte (City of) (City of Hope National Medical Center); Series 1999 A, COP	5.25%	04/01/19	2,500	2,506,675

East Bay Municipal Utility District; Series 2010 A, Ref. Sub. Water System RB	5.00%	06/01/36	2,000	2,136,420

Eden (Township of) Healthcare District (Eden Hospital Health Services Corp.); Series 2010, COP	6.13%	06/01/34	1,000	988,400

El Dorado Irrigation District; Series 2009, COP (INS–AGC)(a)	5.75%	08/01/39	1,000	1,024,570

El Monte Union High School District (Election of 2008); Series 2009 A, Unlimited Tax GO Bonds (INS–AGC)(a)	5.50%	06/01/34	1,000	1,058,370

El Segundo Unified School District (Election of 2008); Series 2009 A, Unlimited Tax CAB GO Bonds(b)	0.00%	08/01/33	4,430	1,123,227

Fairfield (City of) Community Facilities District No. 3 (North Cordelia General Improvements); Series 2008, Special Tax RB	6.00%	09/01/32	1,200	1,237,284

Fontana (City of) Public Financing Authority (North Fontana Redevelopment); Series 2003 A, Tax Allocation RB (INS–AMBAC)(a)	5.38%	09/01/25	1,500	1,503,390

Fontana (City of) Redevelopment Agency (Downtown Redevelopment); Series 2000, Ref. Tax Allocation RB (INS–NATL)(a)	5.00%	09/01/21	1,480	1,441,402

Foothill/Eastern Transportation Corridor Agency; Series 1999, Ref. Toll Road RB (INS–NATL)(a)	5.13%	01/15/19	4,000	3,894,480

Fresno Unified School District;
Series 1999 C, Ref. Unlimited Tax GO Bonds (INS–NATL)(a)	5.90%	08/01/17	590	677,391

Series 1999 C, Ref. Unlimited Tax GO Bonds (INS–NATL)(a)	5.90%	08/01/18	630	725,073

Series 1999 C, Ref. Unlimited Tax GO Bonds (INS–NATL)(a)	5.90%	08/01/19	675	781,043

Series 1999 C, Ref. Unlimited Tax GO Bonds (INS–NATL)(a)	5.90%	08/01/20	720	835,258

Gilroy Unified School District (Election of 2008);
Series 2009 A, Unlimited Tax CAB GO Bonds (INS–AGC)(a)(b)	0.00%	08/01/29	5,350	1,791,661

Series 2009 A, Unlimited Tax CAB GO Bonds (INS–AGC)(a)(b)	0.00%	08/01/31	3,650	1,057,040

Glendora Public Finance Authority; Series 2003 A, Project No. One Tax Allocation RB (INS–NATL)(a)	5.00%	09/01/24	2,425	2,336,536

Grossmont Union High School District (Election of 2004); Series 2006, Unlimited Tax CAB GO Bonds (INS–NATL)(a)(b)	0.00%	08/01/24	6,750	3,310,267

Hanford Joint Union High School District (Election of 1998); Series 2004 C, Unlimited Tax GO Bonds (INS–NATL)(a)	5.70%	08/01/28	2,230	2,377,024

Hawaiian Gardens Redevelopment Agency; Series 2006 A, Project No. One Tax Allocation RB (INS–AMBAC)(a)	5.00%	12/01/25	2,275	2,048,819

Independent Cities Lease Finance Authority (San Juan Mobile Estates); Series 2006 A, Mobile Home Park RB	5.13%	05/15/41	2,000	1,649,020

Indio (City of) Redevelopment Agency (Indio Redevelopment Merged Project Area);
Series 2008 A, Sub. Tax Allocation RB	5.25%	08/15/27	780	687,562

Series 2008 A, Sub. Tax Allocation RB	5.25%	08/15/28	470	408,844

Series 2008 A, Sub. Tax Allocation RB	5.63%	08/15/35	250	222,500

Inglewood (City of) Redevelopment Agency (Merged Redevelopment); Series 1998 A, Ref. Tax Allocation RB (INS–AMBAC)(a)	5.25%	05/01/23	1,000	997,340

Irvine (City of) Public Facilities & Infrastructure Authority; Series 2002 B, Special Assessment RB (INS–AMBAC)(a)	5.00%	09/02/23	1,670	1,673,557

Irvine Unified School District (Community Facilities District No. 06-1- Portola Springs); Series 2010, Special Tax RB	6.70%	09/01/35	1,000	1,061,700

Kern (County of) (Capital Improvments); Series 2009 A, COP (INS–AGC)(a)	5.75%	08/01/35	1,000	1,058,330

Kern County Water Agency Improvement District No. 4; Series 2008 A, COP (INS–AGC)(a)	5.00%	05/01/28	1,700	1,775,752

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco California Tax-Free Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

California–(continued)

Lodi (City of); Series 2007 A, Wastewater System Revenue COP (INS–AGM)(a)	5.00%	10/01/37	$1,000	$1,016,470

Long Beach (City of) Financing Authority; Series 1992, RB (INS–AMBAC)(a)	6.00%	11/01/17	20,000	21,478,200

Long Beach (City of); Series 2010 A, Sr. Airport RB	5.00%	06/01/40	2,500	2,432,900

Los Angeles (City of) (FHA Insured Mortgage Loans–Section 8 Assisted Project); Series 1997 A, Ref. Mortgage RB (INS–NATL)(a)	6.10%	07/01/25	525	525,662

Los Angeles (City of) Department of Airports (Los Angeles International Airport);
Series 2010 A, Sr. RB	5.00%	05/15/35	2,500	2,575,425

Series 2010 B, Sub. RB	5.00%	05/15/40	1,000	1,019,370

Los Angeles (City of) Department of Water & Power;
Series 2004 C, Water System RB (INS–NATL)(a)	5.00%	07/01/26	1,000	1,035,020

Series 2011 A, Power System RB	5.00%	07/01/22	1,800	2,132,316

Series 2011 A, Water System RB	5.25%	07/01/39	1,500	1,621,095

Subseries 2006 A-1, Water System RB (INS–AMBAC)(a)	5.00%	07/01/36	1,485	1,524,946

Subseries 2007 A-1, Power System RB (INS–AMBAC)(a)	5.00%	07/01/37	1,000	1,031,290

Subseries 2008 A-1, Power System RB	5.25%	07/01/38	2,000	2,115,600

Los Angeles (City of); Series 2003 B, Ref. Wastewater System RB (INS–AGM)(a)	5.00%	06/01/22	5,000	5,299,700

Los Angeles (County of) (Disney Parking Refunding Project); Series 1998, COP (INS–AMBAC)(a)	4.75%	03/01/23	1,000	901,080

Los Angeles (County of) Metropolitan Transportation Authority; Series 2005 A, Proposition A First Tier Sr. Sales Tax RB (INS–AMBAC)(a)	5.00%	07/01/35	1,000	1,028,890

Los Angeles Community College District (Election of 2003); Series 2008 F-1, Unlimited Tax GO Bonds(c)	5.00%	08/10/33	2,000	2,082,320

Los Angeles County Schools Regionalized Business Services Corp. (Los Angeles County Schools Pooled Financing Program); Series 1999 A, CAB COP (INS–AMBAC)(a)(b)	0.00%	08/01/24	1,265	519,181

Los Angeles Unified School District (Election of 2004);
Series 2007 H, Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	07/01/32	1,000	1,034,410

Series 2009 F-1, Unlimited Tax GO Bonds (INS–AGC)(a)	5.00%	01/01/34	3,000	3,082,950

Madera (County of) (Valley Children’s Hospital); Series 1995, COP (INS–NATL)(a)	6.50%	03/15/15	6,180	6,608,212

Menifee Union School District (Election of 2008); Series 2009 C, Unlimited Tax CAB GO Bonds (INS–AGC)(a)(b)	0.00%	08/01/35	940	203,341

Metropolitan Water District of Southern California;
Series 2005 A, Water Works RB (INS–AGM)(a)	5.00%	07/01/35	1,520	1,564,992

Series 2009 B, Ref. RB(c)	5.00%	07/01/27	8,585	9,512,953

Monrovia (City of) Financing Authority (Hillside Wilderness Preserve); Series 2002, Lease RB (INS–AMBAC)(a)	5.00%	12/01/20	1,105	1,144,670

Montclair (City of) Redevelopment Agency (Montclair Redevelopment Project No. V); Series 2001, Ref. Tax Allocation RB (INS–NATL)(a)	5.00%	10/01/20	1,840	1,788,517

Montebello Unified School District (Election of 2004); Series 2009 A-1, Unlimited Tax GO Bonds (INS–AGC)(a)	5.25%	08/01/34	1,000	1,036,300

Moorpark Unified School District (Election of 2008); Series 2009 A, Unlimited Tax CAB GO Bonds (INS–AGC)(a)(b)	0.00%	08/01/31	840	243,264

Morongo Band of Mission Indians (Enterprise Casino); Series 2008, Enterprise RB(i)	6.50%	03/01/28	1,000	940,830

Mountain View (City of) Shoreline Regional Park Community; Series 2001 A, Tax Allocation RB (INS–NATL)(a)	5.25%	08/01/16	1,570	1,581,037

National City (City of) Community Development Commission (National City Redevelopment); Series 2011, Tax Allocation RB	7.00%	08/01/32	1,500	1,571,955

Norco Financing Authority; Series 2009, Ref. Enterprise RB (INS–AGM)(a)	5.63%	10/01/34	1,000	1,056,410

Oakland (City of) Joint Powers Financing Authority (Oakland Administration Buildings); Series 2008 B, Ref. Lease RB (INS–AGC)(a)	5.00%	08/01/26	1,215	1,260,963

Oakland (Port of);
Series 2002 L, RB(d)(e)(f)	5.00%	11/01/12	110	115,793

Series 2002 L, RB (INS–NATL)(a)(f)	5.00%	11/01/21	890	900,280

Oceanside (City of); Series 2003 A, Ref. COP (INS–AMBAC)(a)	5.20%	04/01/23	1,300	1,317,381

Palm Springs (City of) Financing Authority (Convention Center); Series 2001A, Ref. Lease RB (INS–NATL)(a)	5.25%	11/01/19	1,340	1,356,750

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco California Tax-Free Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

California–(continued)

Palomar Pomerado Health Care District; Series 2009, COP	6.75%	11/01/39	$2,000	$2,040,180

Panama-Buena Vista Union School District (School Construction); Series 2006, COP (INS–NATL)(a)	5.00%	09/01/30	1,045	1,053,266

Paramount Unified School District (Election of 2006); Series 2007, Unlimited Tax GO Bonds (INS–AGM)(a)	5.25%	08/01/30	1,600	1,673,920

Patterson Joint Unified School District (Election of 2008);
Series 2009 B, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(b)	0.00%	08/01/44	6,250	697,250

Series 2009 B, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(b)	0.00%	08/01/45	6,715	700,845

Series 2009 B, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(b)	0.00%	08/01/46	7,050	687,023

Series 2009 B, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(b)	0.00%	08/01/47	1,700	154,428

Pittsburg Unified School District (Election of 2006); Series 2009 B, Unlimited Tax GO Bonds (INS–AGM)(a)	5.50%	08/01/31	1,000	1,084,480

Pomona (City of) Public Financing Authority (Merged Redevelopment);
Series 2001 AD, Tax Allocation RB (INS–NATL)(a)	5.00%	02/01/15	2,020	2,022,262

Series 2001 AD, Tax Allocation RB (INS–NATL)(a)	5.00%	02/01/16	1,110	1,110,966

Series 2007 AW, Sub. RB	5.13%	02/01/33	1,000	851,380

Port Hueneme (City of) (Capital Improvement Program); Series 1992, Ref. COP (INS–NATL)(a)	6.00%	04/01/19	1,360	1,473,438

Poway Unified School District (Election of 2008–School Facilities Improvement District No. 2007-1); Series 2009 A, Unlimited Tax CAB GO Bonds(b)	0.00%	08/01/32	6,460	1,747,301

Rancho Cucamonga (City of) Redevelopment Agency (Rancho Redevelopment); Series 2001, Tax Allocation RB (INS–NATL)(a)	5.38%	09/01/25	3,000	2,943,630

Rancho Cucamonga (City of) Redevelopment Agency (Redevelopment Housing Set Aside) Series 2007 A, Tax Allocation RB (INS–NATL)(a)	5.00%	09/01/34	1,000	869,390

Rancho Mirage (City of) Joint Powers Financing Authority (Eisenhower Medical Center); Series 1997 B, COP (INS–NATL)(a)	4.88%	07/01/22	1,000	992,050

Redding (City of) Redevelopment Agency (Canby-Hilltop-Cypress Redevelopment); Series 2003 A, Tax Allocation RB (INS–NATL)(a)	5.00%	09/01/23	1,400	1,403,696

Regents of the University of California;
Series 2007 A, Medical Center Pooled RB (INS–BHAC)(a)	4.50%	05/15/47	2,555	2,440,868

Series 2009 E, Medical Center Pooled RB	5.50%	05/15/27	2,500	2,693,475

Series 2009 O, RB(c)	5.75%	05/15/23	705	855,785

Series 2009 O, RB(c)	5.75%	05/15/25	1,050	1,246,812

Series 2009 Q, General RB(c)(j)	5.00%	05/15/34	920	950,884

Riverside (City of);
Series 2008 D, Electric RB (INS–AGM)(a)	5.00%	10/01/28	500	526,305

Series 2008 B, Water RB (INS–AGM)(a)	5.00%	10/01/33	1,000	1,042,010

Series 2008 D, Electric RB (INS–AGM)(a)	5.00%	10/01/38	1,800	1,827,270

Riverside (County of) Transportation Commission; Series 2010 A, Limited Sales Tax RB	5.00%	06/01/32	1,500	1,557,495

Rohnert Park (City of) Community Development Commission (Rohnert Park Redevelopment); Series 2007 H, Housing Tax Allocation RB (INS–NATL)(a)	4.38%	08/01/30	3,375	2,806,380

Roseville Joint Union High School District (Election of 2004);
Series 2007 C, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(b)	0.00%	08/01/24	2,515	1,208,684

Series 2007 C, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(b)	0.00%	08/01/25	1,970	874,700

Series 2007 C, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(b)	0.00%	08/01/26	1,350	555,296

Sacramento (County of) Sanitation Districts Financing Authority (Sacramento Regional County Sanitation District);
Series 2006, RB (INS–NATL)(a)	5.00%	12/01/29	2,000	2,103,740

Series 2008 A, Ref. VRD Sub. Lien RB (LOC–JPMorgan Chase Bank, N.A.)(g)(h)	0.08%	12/01/36	3,000	3,000,000

Series 2011 A, Ref. RB	5.00%	12/01/26	1,500	1,667,040

Sacramento (County of);
Series 2008 A, Sr. Airport System RB (INS–AGM)(a)	5.00%	07/01/32	1,000	1,019,350

Series 2008 A, Sr. Airport System RB (INS–AGM)(a)	5.00%	07/01/41	1,015	1,022,227

Series 2010, Sr. Airport System RB	5.00%	07/01/40	2,200	2,194,852

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco California Tax-Free Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

California–(continued)

San Buenaventura (City of) (Community Memorial Health System); Series 2011, RB	7.50%	12/01/41	$2,000	$1,985,460

San Diego (City of) Public Facilities Financing Authority (Southcrest & Central Imperial Redevelopment); Series 2007 B, Pooled Financing Tax Allocation RB (INS–RADIAN)(a)	5.25%	10/01/27	2,535	2,382,748

San Diego (County of) (Burnham Institute for Medical Research); Series 2006, COP	5.00%	09/01/34	2,000	1,699,280

San Diego (County of) Regional Airport Authority; Series 2010 A, Sub. RB	5.00%	07/01/40	2,335	2,303,244

San Diego Community College District (Election of 2002); Series 2009, Unlimited Tax GO Bonds(c)	5.25%	08/01/33	1,500	1,611,885

San Diego Community College District (Election of 2006); Series 2011, Unlimited Tax GO Bonds	5.00%	08/01/31	2,500	2,684,900

San Francisco (City & County of) (Laguna Honda Hospital); Series 2005 I, Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	06/15/30	8,000	8,184,240

San Francisco (City & County of) Airports Commission;
Second Series 2011 G, International Airport RB	5.25%	05/01/28	2,000	2,152,960

Series 2009 E, International Airport RB	6.00%	05/01/39	1,000	1,097,300

San Francisco (City & County of) Public Utilities Commission (Water System Improvement Program); Subseries 2011 A, RB	5.00%	11/01/36	4,000	4,216,600

San Francisco (City & County of) Redevelopment Financing Authority (Mission Bay North Redevelopment); Series 2011 C, Tax Allocation RB	6.75%	08/01/41	1,000	1,060,230

San Francisco (City & County of) Redevelopment Financing Authority (Mission Bay South Redevelopment); Series 2011 D, Tax Allocation RB	7.00%	08/01/33	500	526,355

San Francisco (City &County of) Airports Commission; Series 2011 C, Ref. Second Series RB	5.00%	05/01/23	5,000	5,247,500

San Jose Evergreen Community College District (Election of 2004); Series 2008 B, Unlimited Tax GO Bonds (INS–AGM)(a)(b)	0.00%	09/01/31	3,110	915,304

San Leandro (City of) (Joint Project Area Financing); Series 2001, COP (INS–NATL)(a)	5.10%	12/01/26	1,000	1,005,990

San Luis Obispo (County of) Financing Authority (Lopez Dam Improvement); Series 2011 A, Ref. RB (INS–AGM)(a)	5.00%	08/01/30	1,500	1,547,895

Santa Clara (County of) Financing Authority (Multiple Facilities); Series 2008 L, Ref. Lease RB	5.25%	05/15/36	3,000	3,094,620

Santa Monica Community College District (Election of 2002);
Series 2007 A, Unlimited Tax CAB GO Bonds (INS–NATL)(a)(b)	0.00%	08/01/23	1,385	764,783

Series 2007 A, Unlimited Tax CAB GO Bonds (INS–NATL)(a)(b)	0.00%	08/01/24	1,385	710,851

Series 2007 A, Unlimited Tax CAB GO Bonds (INS–NATL)(a)(b)	0.00%	08/01/25	1,380	660,620

School Facilities Financing Authority (Grant Joint Union High School District);
Series 2008 A, CAB GO RB (INS–AGM)(a)(b)	0.00%	08/01/31	2,040	588,968

Series 2008 A, CAB GO RB (INS–AGM)(a)(b)	0.00%	08/01/32	6,395	1,722,365

Shafter (City of) Community Development Agency (Shafter Community Development Project Area No. 1); Series 2006, Ref. Tax Allocation RB (INS–AGM)(a)	5.00%	11/01/36	1,460	1,455,751

Sierra View Local Health Care District; Series 2007, RB	5.25%	07/01/32	500	483,370

Simi Valley Unified School District (Election of 2004);
Series 2007 C, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(b)	0.00%	08/01/28	3,480	1,252,069

Series 2007 C, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(b)	0.00%	08/01/30	2,765	851,205

South Gate (City of) Public Financing Authority (South Gate Redevelopment Project No. 1); Series 2002, Tax Allocation RB (INS–SGI)(a)	5.75%	09/01/22	1,000	1,007,100

Southern California Logistics Airport Authority (Southern California Logistics Airport);
Series 2007, Tax Allocation RB	5.38%	12/01/22	2,365	1,696,580

Series 2007, Tax Allocation RB	6.10%	12/01/37	1,250	743,238

Southern California Public Power Authority (Mead-Adelanto); Series 1994 A, RB (INS–AMBAC)(a)(k)	8.75%	07/01/15	3,500	4,302,970

Southern California Public Power Authority (Mead-Phoenix); Series 1994 A, RB (INS–AMBAC)(a)(k)	8.75%	07/01/15	2,500	3,074,950

Southern California Public Power Authority (Milford Wind Corridor Phase II);
Series 2011-1, RB	5.25%	07/01/29	2,100	2,296,371

Series 2011-1, RB	5.25%	07/01/31	2,100	2,266,341

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco California Tax-Free Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

California–(continued)

Southern California Tobacco Securitization Authority (San Diego County Tobacco Asset Securitization Corp.);
Series 2006 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.00%	06/01/37	$3,000	$2,033,550

Series 2006 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.13%	06/01/46	2,000	1,272,300

Temecula (City of) Redevelopment Agency (Temecula Redevelopment Project No. 1); Series 2002, Tax Allocation RB (INS–NATL)(a)	5.13%	08/01/27	2,150	2,013,131

Torrance (City of) (Torrance Memorial Medical Center); Series 2010 A, RB	5.00%	09/01/40	1,000	947,320

Turlock (City of) Public Financing Authority; Series 2006, Tax Allocation RB (INS–AGM)(a)	5.00%	09/01/36	2,500	2,201,850

Tustin (City of) Public Financing Authority; Series 2011 A, Water RB	5.00%	04/01/41	1,000	1,031,850

Tustin Unified School District (Election of 2002–School Facilities Improvement District No. 2002-1); Series 2008 C, Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	06/01/28	1,750	1,853,057

Twin Rivers Unified School District (School Facility Bridge Funding Program); Series 2007, COP (INS–AGM)(a)(e)(l)	3.50%	05/31/13	1,000	1,000,810

Twin Rivers Unified School District; Series 2009, Unlimited Tax CAB GO BAN(b)	0.00%	04/01/14	1,700	1,597,575

Val Verde Unified School District; Series 2009 A, Ref. COP (INS–AGC)(a)	5.13%	03/01/36	1,475	1,486,874

Vernon (City of); Series 2009 A, Electric System RB	5.13%	08/01/21	2,000	2,108,100

Walnut Energy Center Authority; Series 2010 A, Ref. RB	5.00%	01/01/35	3,000	3,015,030

West Contra Costa Unified School District; Series 2005, Unlimited Tax CAB GO Bonds (INS–NATL)(a)(b)	0.00%	08/01/25	2,500	1,042,900

Western Riverside County Regional Wastewater Authority (Eastern Municipal Water District Improvement Districts General Obligation Bond Financing); Series 2009, Ref. RB (INS–AGC)(a)	5.63%	09/01/39	1,000	1,055,970

Yosemite Community College District (Election of 2004);
Series 2008 C, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(b)	0.00%	08/01/24	4,685	2,266,041

Series 2008 C, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(b)	0.00%	08/01/25	3,000	1,344,330

				420,409,231

Guam–0.41%
Guam (Territory of) (Section 30);
Series 2009 A, Limited Obligation RB	5.38%	12/01/24	1,000	1,021,150

Series 2009 A, Limited Obligation RB	5.63%	12/01/29	660	670,818

				1,691,968

Puerto Rico–2.58%
Puerto Rico Electric Power Authority;
Series 2007 TT, RB	5.00%	07/01/37	2,000	1,882,480

Series 2010 AAA, RB	5.25%	07/01/29	2,000	2,018,860

Puerto Rico Public Buildings Authority;
Series 2002 D, Gtd. CAB RB(b)(d)(e)	0.00%	07/01/17	3,680	4,179,928

Series 2002 D, Gtd. CAB RB (INS–AMBAC)(a)(b)	0.00%	07/01/31	1,320	1,187,419

Puerto Rico Sales Tax Financing Corp.; First Sub. Series 2010 C, RB	5.00%	08/01/35	1,500	1,466,175

				10,734,862

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco California Tax-Free Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Puerto Rico–(continued)
Virgin Islands–0.81%
Virgin Islands Public Finance Authority (Virgin Islands Matching Fund Loan Note–Diageo); Series 2009 A, Sub. RB	6.63%	10/01/29	$1,675	$1,768,264

Virgin Islands Public Finance Authority (Virgin Islands Matching Fund Loan Note); Series 2010 A, Sr. Lien Working Capital RB	5.00%	10/01/25	1,600	1,603,984

				3,372,248

TOTAL INVESTMENTS(m)–105.02% (Cost $426,145,121)				436,208,309

FLOATING RATE NOTE OBLIGATIONS–(4.96)%
Notes with interest rates ranging from 0.18% to 0.27% at 08/31/11 and contractual maturities of collateral ranging from 05/15/23 to 10/01/39 (See Note 1J)(n)				(20,620,000)

OTHER ASSETS LESS LIABILITIES–(0.06)%				(231,282)

NET ASSETS–100.00%				$415,357,027

Investment Abbreviations:

AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BAN	– Bond Anticipation Notes
BHAC	– Berkshire Hathaway Assurance Corp.
CAB	– Capital Appreciation Bonds
COP	– Certificates of Participation
Conv.	– Convertible
FHA	– Federal Housing Administration
FGIC	– Financial Guaranty Insurance Co.
GO	– General Obligation
Gtd.	– Guaranteed
INS	– Insurer
LOC	– Letter of Credit
NATL	– National Public Finance Guarantee Corp.
RADIAN	– Radian Asset Assurance, Inc.
RB	– Revenue Bonds
Ref.	– Refunding
SGI	– Syncora Guarantee, Inc.
Sub.	– Subordinated
Sr.	– Senior
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Zero coupon bond issued at a discount.
(c)	Underlying security related to Dealer Trusts entered into by the Fund. See Note 1J.
(d)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(e)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(f)	Security subject to the alternative minimum tax.
(g)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2011.
(h)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(i)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at August 31, 2011 represented 0.23% of the Fund’s Net Assets.
(j)	Security is subject to a shortfall agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the Dealer Trusts. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $615,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the Dealer Trusts.
(k)	Current coupon rate for inverse floating rate municipal obligations. This rate resets periodically as the rate on the related security changes. Positions in inverse floating rate municipal obligations have a total vale of $7,377,920 which represents 1.78% of Net Assets.
(l)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2011.
(m)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage

Assured Guaranty Municipal Corp.	18.4%

National Public Finance Guarantee Corp.	17.2

American Municipal Bond Assurance Corp.	11.7

(n)	Floating rate note obligations related to securities held. The interest rates shown reflect the rates in effect at August 31, 2011. At August 31, 2011, the Fund’s investments with a value of $34,087,989 are held by Dealer Trusts and serve as collateral for the $20,620,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco California Tax-Free Income Fund

Statement of Assets and Liabilities

August 31, 2011

Assets:
Investments, at value (Cost $426,145,121)	$436,208,309

Receivable for:
Investments sold	3,202,750

Fund shares sold	53,085

Interest	5,440,878

Investment for trustee deferred compensation and retirement plans	4,906

Other assets	8,750

Total assets	444,918,678

Liabilities:
Floating rate note obligations	20,620,000

Payable for:
Investments purchased	6,696,905

Fund shares reacquired	301,684

Amount due custodian	834,638

Dividends	730,051

Accrued fees to affiliates	176,004

Accrued other operating expenses	131,358

Trustee deferred compensation and retirement plans	71,011

Total liabilities	29,561,651

Net assets applicable to shares outstanding	$415,357,027

Net assets consist of:
Shares of beneficial interest	$433,842,618

Undistributed net investment income	1,267,924

Undistributed net realized gain (loss)	(29,816,703)

Unrealized appreciation	10,063,188

$415,357,027

Net assets:
Class A	$148,884,257

Class B	$220,477,794

Class C	$21,799,595

Class Y	$24,195,381

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	13,128,381

Class B	19,303,849

Class C	1,909,894

Class Y	2,125,377

Class A:
Net asset value per share	$11.34

Maximum offering price per share
(Net asset value of $11.34 divided by 95.25%)	$11.91

Class B:
Net asset value and offering price per share	$11.42

Class C:
Net asset value and offering price per share	$11.41

Class Y:
Net asset value and offering price per share	$11.38

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco California Tax-Free Income Fund

Statement of Operations

For the year ended August 31, 2011

Investment income:
Interest	$17,763,548

Expenses:
Advisory fees	1,502,257

Administrative services fees	103,515

Custodian fees	19,230

Distribution fees:
Class A	132,624

Class B	553,785

Class C	125,765

Interest, facilities and maintenance fees	148,761

Transfer agent fees	130,443

Trustees’ and officers’ fees and benefits	25,407

Other	143,781

Total expenses	2,885,568

Net investment income	14,877,980

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities	(6,917,277)

Change in net unrealized appreciation (depreciation) of investment securities	(2,277,744)

Net realized and unrealized gain (loss)	(9,195,021)

Net increase in net assets resulting from operations	$5,682,959

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco California Tax-Free Income Fund

Statement of Changes in Net Assets

For the year ended August 31, 2011, the eight months ended August 31, 2010 and the year ended December 31, 2009

		Eight months
	Year ended	ended	Year ended
	August 31,	August 31,	December 31,
	2011	2010	2009

Operations:
Net investment income	$14,877,980	$10,514,315	$15,794,946

Net realized gain (loss)	(6,917,277)	(2,623,315)	(2,671,016)

Change in net unrealized appreciation (depreciation)	(2,277,744)	17,229,887	33,565,363

Net increase in net assets resulting from operations	5,682,959	25,120,887	46,689,293

Distributions to shareholders from net investment income:
Class A	(2,485,113)	(1,378,626)	(1,074,299)

Class B	(10,580,607)	(7,178,057)	(12,491,580)

Class C	(701,576)	(463,014)	(718,214)

Class Y	(1,184,834)	(851,291)	(1,394,249)

Total distributions from net investment income	(14,952,130)	(9,870,988)	(15,678,342)

Share transactions–net:
Class A	121,086,985	(1,379,537)	(529,261)

Class B	(24,979,384)	(21,543,146)	(25,717,984)

Class C	4,897,332	(520,499)	(1,452,113)

Class Y	(1,665,056)	(1,800,697)	(3,693,538)

Net increase (decrease) in net assets resulting from share transactions	99,339,877	(25,243,879)	(31,392,896)

Net increase (decrease) in net assets	90,070,706	(9,993,980)	(381,945)

Net assets:
Beginning of year	325,286,321	335,280,301	335,662,246

End of year (includes undistributed net investment income of $1,267,924, $1,183,458 and $364,824, respectively)	$415,357,027	$325,286,321	$335,280,301

Notes to Financial Statements

August 31, 2011

NOTE 1—Significant Accounting Policies

Invesco California Tax-Free Income Fund (the “Fund”), is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust), formerly AIM Counselor Series Trust, (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twelve separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is to provide as high a level of current income exempt from federal and California income tax, consistent with the preservation of capital.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Securities with

19        Invesco California Tax-Free Income Fund

a demand feature exercisable within one to seven days are valued at par. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.
Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate obligations, if any.
H.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

20        Invesco California Tax-Free Income Fund

J.	Floating Rate Obligations Related to Securities Held — The Fund invests in inverse floating rate securities, such as Residual Interest Bonds (“RIBs”) or Tender Option Bonds (“TOBs”) for investment purposes and to enhance the yield of the Fund. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Such transactions may be purchased in the secondary market without first owning the underlying bond or by the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer (“Dealer Trusts”) in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The Dealer Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interest in the bonds. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Fund, thereby collapsing the Dealer Trusts.
TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.
The Fund accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the Dealer Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.
The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and the changes in the value of such securities in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.
K.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.
Since, many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Fund’s investments in municipal securities.
There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisors, Inc. (the “Advisor” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund’s average daily net assets.

Average Net Assets	Rate

First $500 million	0.47%

Next $250 million	0.445%

Next $250 million	0.42%

Next $250 million	0.395%

Over $1.25 billion	0.37%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through June 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses and/or reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 0.85%, 1.35%, 1.35% and 0.60% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual fund operating expenses and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not

21        Invesco California Tax-Free Income Fund

actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates; (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 1.00% of the average daily net assets of Class B shares and (3) Class C — up to 1.00% of the average daily net assets of Class C shares.
  In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI, but not yet reimbursed to IDI may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares.
  For the year ended August 31, 2011, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2011, IDI advised the Fund that IDI retained $7,347 in front-end sales commissions from the sale of Class A shares and $162, $25,796 and $5,537 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of August 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended August 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Municipal Obligations	$—	$436,208,309	$—	$436,208,309

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended August 31, 2011, the Fund paid legal fees of $2,286 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

22        Invesco California Tax-Free Income Fund

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company (“SSB”), the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
  Inverse floating rate obligations resulting from the transfer of bonds to Dealer Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fees related to inverse floating rate note obligations during the year ended August 31, 2011 were $14,708,077 and 1.01%, respectively.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended August 31, 2011, the Eight Months Ended August 31, 2010 and the Year Ended December 31, 2009:

	August 31,	August 31,	December 31,
	2011	2010	2009

Tax-exempt income	$14,952,130	$9,724,416	$15,678,323

Ordinary income	—	146,572	19

Total distributions	$14,952,130	$9,870,988	$15,678,342

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$848,264

Net unrealized appreciation — investments	10,562,787

Temporary book/tax differences	(71,001)

Post-October deferrals	(6,575,533)

Capital loss carryforward	(23,250,108)

Shares of beneficial interest	433,842,618

Total net assets	$415,357,027

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to market discount and tender option bonds.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of August 31, 2011 which expires as follows:

Capital Loss
Expiration	Carryforward*

August 31, 2015	$803,875

August 31, 2016	6,835,050

August 31, 2017	7,025,583

August 31, 2018	6,678,872

August 31, 2019	1,906,728

Total capital loss carryforward	$23,250,108

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of June 6, 2011, the date of reorganization of Invesco Van Kampen California Insured Tax Free Fund into the Fund and realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

23        Invesco California Tax-Free Income Fund

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2011 was $75,023,528 and $108,639,532, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$22,727,182

Aggregate unrealized (depreciation) of investment securities	(12,164,395)

Net unrealized appreciation of investment securities	$10,562,787

Cost of investments for tax purposes is $425,645,522.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment for the reclassification of bond market discount, on August 31, 2011, undistributed net investment income was decreased by $34,562 and undistributed net realized gain (loss) was increased by $34,562. Further, primarily as a result of differing book/tax treatment of capital loss carryforward acquired in the reorganization of Invesco Van Kampen California Insured Tax Free Fund into the Fund, undistributed net investment income was increased by $193,178, undistributed net realized gain (loss) was decreased by $14,827,568 and shares of beneficial interest increased by $14,634,390. These reclassifications had no effect on the net assets of the Fund.

NOTE 9—Share Information

	Summary of Share Activity

	Year ended		Eight months ended		Year ended
	August 31, 2011(a)		August 31, 2010		December 31, 2009
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	432,719	$4,969,152	16,592,673	$188,126,111	240,802	$2,646,138

Class B	59,636	658,621	16,273,049	187,452,860	476,617	5,223,297

Class C	165,169	1,907,834	90,112	1,035,827	78,373	864,886

Class Y	24,439	277,898	9,681	114,432	6,220	70,350

Issued as reinvestment of dividends:
Class A	128,377	1,432,340	107,362	1,226,512	94,573	1,032,819

Class B	484,791	5,409,350	502,966	5,768,076	1,066,514	11,724,571

Class C	34,194	381,591	34,647	397,150	63,528	697,878

Class Y	52,335	582,229	61,690	705,418	120,543	1,320,593

Issued in connection with acquisitions:(b)
Class A	11,299,147	125,271,435	—	—	—	—

Class B	325,145	3,632,906	—	—	—	—

Class C	725,528	8,098,467	—	—	—	—

Class Y	112,963	1,257,024	—	—	—	—

Reacquired:
Class A	(946,367)	(10,585,942)	(16,660,323)	(190,732,160)	(389,291)	(4,208,218)

Class B	(3,121,803)	(34,680,261)	(18,818,269)	(214,764,082)	(3,903,492)	(42,665,852)

Class C	(498,429)	(5,490,560)	(171,039)	(1,953,476)	(274,857)	(3,014,877)

Class Y	(341,225)	(3,782,207)	(229,966)	(2,620,547)	(463,743)	(5,084,481)

Net increase (decrease) in share activity	8,936,619	$99,339,877	(2,207,417)	$(25,243,879)	(2,884,213)	$(31,392,896)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 64% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the opening of business on June 6, 2011, the Fund acquired all the net asset of Invesco Van Kampen California Insured Tax Free Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of Invesco Van Kampen California Insured Tax Free Fund on April 14, 2011. The acquisition was accomplished by a tax-free exchange of 12,462,783 shares of the Fund for 8,677,034 shares outstanding of Invesco Van Kampen California Insured Tax Free Fund as of the close of business on June 3, 2011. Each class of Invesco Van Kampen California Insured Tax Free Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of Invesco Van Kampen California Insured Tax Free Fund to the net asset value of the Fund on the close of business, June 3, 2011. Invesco Van Kampen California Insured Tax Free Fund’s net assets at that date of $138,259,832 including $(2,892,055) of unrealized appreciation (depreciation), was combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $275,128,915. The net assets of the Fund immediately after the acquisition were $413,388,748.

24        Invesco California Tax-Free Income Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

																Supplemental
												Ratio of				ratio of
												expenses		Ratio of		expenses to
												to average		expenses		average net
				Net gains								net assets		to average net		assets
				(losses)								with fee		assets without		(excluding		Ratio of net
	Net asset			on securities		Dividends	Distributions					waivers		fee waivers		interest,		investment
	value,	Net		(both	Total from	from net	from net		Net asset		Net assets,	and/or		and/or		facilities and		income
	beginning	investment		realized and	investment	investment	realized	Total	value, end	Total	end of period	expenses		expenses		maintenance		to average		Portfolio
	of period	income		unrealized)	operations	income	gains	Distributions	of period	Return(a)	(000s omitted)	absorbed		absorbed		fees)(b)		net assets		turnover(c)

Class A
Year ended 08/31/11	$11.75	$0.52	(d)	$(0.41)	$0.11	$(0.52)	$—	$(0.52)	$11.34	1.13%	$148,884	0.90	%(e)	0.90	%(e)	0.85	%(e)	4.66	%(e)	25%
Eight months ended 08/31/10	11.21	0.37		0.52	0.89	(0.35)	—	(0.35)	11.75	8.05	26,015	0.88	(f)	0.91	(f)	0.84	(f)	4.88	(f)	15
Year ended 12/31/09	10.23	0.51		0.97	1.48	(0.50)	—	(0.50)	11.21	14.74	24,377	0.86		0.92		0.85		4.65		19
Year ended 12/31/08	11.83	0.49		(1.56)	(1.07)	(0.49)	(0.04)	(0.53)	10.23	(9.28)	22,799	0.86		0.90		0.86		4.33		10
Year ended 12/31/07	12.16	0.50		(0.31)	0.19	(0.49)	(0.03)	(0.52)	11.83	1.62	24,645	1.00		1.04		0.84		4.12		5
Year ended 12/31/06	12.16	0.49		0.06	0.55	(0.49)	(0.06)	(0.55)	12.16	4.64	299,414	0.86		0.89		0.85		4.06		5

Class B
Year ended 08/31/11	11.83	0.52	(d)	(0.41)	0.11	(0.52)	—	(0.52)	11.42	1.16 (g)	220,478	0.89	(e)(g)	0.89	(e)(g)	0.84	(e)(g)	4.67	(e)(g)	25
Eight months ended 08/31/10	11.28	0.37		0.53	0.90	(0.35)	—	(0.35)	11.83	8.10	254,907	0.88	(f)	0.91	(f)	0.84	(f)	4.88	(f)	15
Year ended 12/31/09	10.30	0.51		0.98	1.49	(0.51)	—	(0.51)	11.28	14.68	266,270	0.85		0.94		0.84		4.66		19
Year ended 12/31/08	11.91	0.50		(1.57)	(1.07)	(0.50)	(0.04)	(0.54)	10.30	(9.23)	267,308	0.85		0.89		0.85		4.34		10
Year ended 12/31/07	12.24	0.50		(0.30)	0.20	(0.50)	(0.03)	(0.53)	11.91	1.65	344,606	0.97		1.01		0.81		4.15		5
Year ended 12/31/06	12.24	0.52		0.05	0.57	(0.51)	(0.06)	(0.57)	12.24	4.81	132,162	0.69		0.72		0.68		4.23		5

Class C
Year ended 08/31/11	11.82	0.46	(d)	(0.40)	0.06	(0.47)	—	(0.47)	11.41	0.65	21,800	1.40	(e)	1.40	(e)	1.35	(e)	4.16	(e)	25
Eight months ended 08/31/10	11.27	0.34		0.52	0.86	(0.31)	—	(0.31)	11.82	7.76	17,528	1.38	(f)	1.41	(f)	1.34	(f)	4.38	(f)	15
Year ended 12/31/09	10.29	0.46		0.97	1.43	(0.45)	—	(0.45)	11.27	14.11	17,245	1.36		1.42		1.35		4.15		19
Year ended 12/31/08	11.90	0.44		(1.57)	(1.13)	(0.44)	(0.04)	(0.48)	10.29	(9.74)	17,105	1.36		1.40		1.36		3.83		10
Year ended 12/31/07	12.23	0.44		(0.30)	0.14	(0.44)	(0.03)	(0.47)	11.90	1.14	22,800	1.50		1.54		1.34		3.62		5
Year ended 12/31/06	12.23	0.43		0.06	0.49	(0.43)	(0.06)	(0.49)	12.23	4.12	23,320	1.36		1.39		1.35		3.56		5

Class Y
Year ended 08/31/11	11.79	0.55	(d)	(0.41)	0.14	(0.55)	—	(0.55)	11.38	1.40	24,195	0.65	(e)	0.65	(e)	0.60	(e)	4.91	(e)	25
Eight months ended 08/31/10	11.25	0.39		0.52	0.91	(0.37)	—	(0.37)	11.79	8.21	26,837	0.63	(f)	0.66	(f)	0.59	(f)	5.13	(f)	15
Year ended 12/31/09	10.26	0.54		0.98	1.52	(0.53)	—	(0.53)	11.25	15.10	27,388	0.61		0.67		0.60		4.90		19
Year ended 12/31/08	11.86	0.52		(1.56)	(1.04)	(0.52)	(0.04)	(0.56)	10.26	(9.02)	28,450	0.61		0.65		0.61		4.58		10
Year ended 12/31/07	12.20	0.53		(0.32)	0.21	(0.52)	(0.03)	(0.55)	11.86	1.80	49,024	0.76		0.80		0.60		4.36		5
Year ended 12/31/06	12.20	0.53		0.05	0.58	(0.52)	(0.06)	(0.58)	12.20	4.90	53,954	0.61		0.64		0.60		4.31		5

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	For the year ended August 31, 2011 and prior, ratio does not exclude facilities and maintenance fees.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending August 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $139,542,348 and sold of $13,399,363 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen California Insured Tax Free Fund into the Fund.
(d)	Calculated using average shares outstanding.
(e)	Ratios are based on average daily net assets (000’s) of $53,049, $225,787, $16,769 and $24,024 for Class A, Class B, Class C and Class Y shares, respectively.
(f)	Annualized.
(g)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.25%.

25        Invesco California Tax-Free Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)
and Shareholders of Invesco California Tax-Free Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco California Tax-Free Income Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2011, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and the eight month period ended August 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by other independent auditors whose report dated February 25, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

October 21, 2011
Houston, Texas

26        Invesco California Tax-Free Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2011 through August 31, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/10)	(08/31/10)[1]	Period[2]	(08/31/10)	Period[2]	Ratio
Class A	$1,000.00	$1,076.90	$4.66	$1,020.72	$4.53	0.89%

Class B	1,000.00	1,077.60	4.61	1,020.77	4.48	0.88

Class C	1,000.00	1,074.90	7.27	1,018.20	7.07	1.39

Class Y	1,000.00	1,078.10	3.35	1,021.98	3.26	0.64

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2011 through August 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

27        Invesco California Tax-Free Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco California Tax-Free Income Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 14-15, 2011, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 80% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2011. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided. The Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies and limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees also considered information provided in connection with fund acquisitions approved by the Trustees to rationalize the Invesco Funds product range following the acquisition of the retail mutual fund business of Morgan Stanley (the Morgan Stanley Transaction). The Trustees recognized that the advisory fees for the Invesco Funds include advisory fees that are the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees inherited from Morgan Stanley and Van Kampen funds acquired in the Morgan Stanley Transaction. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. One Trustee may have weighed a particular piece of information differently than another Trustee.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 15, 2011, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Board met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ performance and investment process oversight, independent credit analysis and investment risk management.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and the advisory services are provided in accordance with the terms of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate and satisfactory and in accordance with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

28        Invesco California Tax-Free Income Fund

  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper California Municipal Debt Funds Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of the performance universe for the one year period and the fourth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. Invesco Advisers advised the Board that a team change in December 2009 resulted in a strategy shift focusing on credit analysis and sector allocations which had positively affected one year performance. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was below the median contractual advisory fee rate of funds in the expense group. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year and including only one fund per investment adviser. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board also compared the Fund’s effective fee rate (the advisory fee after advisory fee waivers and before expense limitations/waivers) to the advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board noted that the Fund’s rate was: below the total account level fee of a mutual fund sub-advised by Invesco Advisers.
  Other than the mutual fund described above, the Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts in a manner substantially similar to the management of the Fund.
  The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2012 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board also considered the effect this fee waiver would have on the Fund’s total estimated expenses.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers provides services to sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described above other than day-to-day that Invesco Advisers provides services to sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described above other than day-to-day portfolio management. The Board also noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  Based upon the information and considerations described above, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board concluded that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts. The Board concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

29        Invesco California Tax-Free Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2011:

Federal and State Income Tax

Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
Tax-Exempt Interest Dividends*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

30        Invesco California Tax-Free Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	143	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	143	None

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	161	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	143	ACE Limited (insurance company); and Investment Company Institute

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and continues to serve as counsel to the Invesco Van Kampen closed-end funds.

T-1        Invesco California Tax-Free Income Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	161	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Bob R. Baker — 1936 Trustee	1983	Retired	143	None
		Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	143	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	143	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	161	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	161	Board of Nature’s Sunshine Products, Inc.
		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	143	Administaff
		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	143	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired	143	None
		Formerly: Chief Executive Officer, YWCA of the U.S.A.

Larry Soll — 1942 Trustee	1997	Retired	143	None
		Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)

T-2        Invesco California Tax-Free Income Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	161	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	143	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A
		Formerly: Director and Secretary, Van Kampen Advisors, Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services, Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)	N/A	N/A
		Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

T-3        Invesco California Tax-Free Income Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A
		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management) and Van Kampen Funds Inc.	N/A	N/A
		Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Investor Services Inc., Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.). Formerly: Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4        Invesco California Tax-Free Income Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-09913 and 333-36074.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

MS-CTFI-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2011

Invesco Equally-Weighted S&P 500 Fund
Nasdaq:
A: VADAX ▪ B: VADBX ▪ C: VADCX ▪ R: VADRX ▪ Y: VADDX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
19	Financial Statements
21	Notes to Financial Statements
28	Financial Highlights
29	Auditor’s Report
30	Fund Expenses
31	Approval of Investment Advisory and Sub-Advisory Agreements
33	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance. I encourage you to read this report to learn more about your Fund’s short- and long-term performance and its holdings as of the close of the reporting period. This report also includes useful information about your Fund’s management team and a discussion of how your Fund was managed during the reporting period.
     Data indicated that economic growth in the U.S. and most of Europe was anemic during the reporting period. In the U.S., unemployment remained high, and the housing market remained weak. Concerns about European sovereign debt persisted. Nonetheless, equity markets rose in late 2010 and early 2011 as investors anticipated better news ahead. But contentious negotiations to raise the U.S. government’s debt ceiling heightened investor unease, and following the first-ever downgrade of U.S. creditworthiness in August, global stock markets declined as many investors sought safer havens.
Where you can get current information about your Fund
In light of economic uncertainty and market volatility, I suggest you check the timely market updates and commentary from many of our fund managers and other investment professionals at invesco.com/us. On our website, you also can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
As we’ve seen over the last several years, market conditions can change – often suddenly and dramatically. That’s one reason financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it can cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
     Invesco’s investment professionals apply these same principles to the funds they manage.
     Invesco offers a broad array of traditional mutual funds, as well as other investment products, including single-country, sector, regional and global investments spanning equity, fixed income and alternative asset classes. Across our product line, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management – that allows our fund managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be, and that it’s managed with a long-term focus.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser will be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2	Invesco Equally-Weighted S&P 500 Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the world’s economies are gradually recovering from the financial crisis, it has not been a smooth path. Unrest in the Middle East, persistently weak job and housing markets in the U.S. and continued government balance sheet repair in Europe are contributing to a slow, labored march toward global recovery.
     In this environment, investors face risks that could make it more difficult to achieve their long-term financial goals – a secure retirement, home ownership, a child’s college education. Although the markets are complex and dynamic, there are ways to simplify the process and potentially increase your odds of achieving your goals. The best approach is to create a solid financial plan that helps you save and invest in ways that anticipate your needs over the long term.
     Your financial adviser can help you define your financial plan, develop an appropriate investment strategy and put you in a better position to achieve your financial goals over the long term. This can take some of the guesswork out of the process and help you make thoughtful investments. Your financial adviser also can help you better understand your tolerance for risk, so that your investment approach lets you sleep at night while getting you closer to your goals. Lastly, your financial adviser can develop an asset allocation strategy that seeks to balance your investment approach, providing some protection against a decline in the markets while allowing you to participate in rising markets. Invesco calls this type of approach “intentional investing.” It means thinking carefully, planning thoughtfully and acting deliberately.
     While no investment can guarantee favorable returns, your Board remains committed to managing costs and enhancing the performance of Invesco’s funds as part of our Investor First orientation. We continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Thanks to the approval of our fund shareholders, Invesco has made great progress in realigning our U.S. mutual fund product line following our acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. When completed, the realignment will reduce overlap in the product lineup, enhance efficiency across our product line and build a solid foundation for further growth to meet client and shareholder needs. I would like to thank those of you who voted your proxy, and I hope our shareholders haven’t been too inconvenienced by the process.
     As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of your Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Equally-Weighted S&P 500 Fund

Management’s Discussion of Fund Performance

Performance summary
For the 12 months ended August 31, 2011, Invesco Equally-Weighted S&P 500 Fund, at net asset value, underperformed the S&P 500 Equal Weight Index but outperformed the Lipper Multi-Cap Core Funds Index. The Fund seeks to achieve a high level of total return on its assets through a combination of capital appreciation and current income. The energy sector contributed the most to the Fund’s overall positive performance for the reporting period.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 8/31/10 to 8/31/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	19.91%

Class B Shares	18.98

Class C Shares	19.04

Class R Shares	19.62

Class Y Shares	20.19

S&P 500 Index▼ (Broad Market Index)	18.48

S&P 500 Equal Weight Index■ (Style-Specific Index)	20.62

Lipper Multi-Cap Core Funds Index▼ (Peer Group Index)	16.96

▼Lipper Inc.; ■Invesco, Bloomberg L.P.

The Fund recently adopted a three-tier benchmark structure to compare its performance to broad market, style-specific and peer group market measures.

How we invest
The Fund invests in a diversified portfolio of common stocks represented in the S&P 500 Index. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies. The Fund generally invests in each stock included in the S&P 500 Index in approximately equal proportions. This approach differs from the S&P 500 Index because stocks in the S&P 500 Index are represented in proportion to their market value, or market capitalization. For example, the 50 largest companies in the S&P 500 Index represent approximately 50% of the S&P 500 Index’s value; however, these same 50 companies represent roughly 10% of the Fund’s value. The Fund may invest in foreign securities represented in the S&P 500 Index, including American Depositary Receipts. The sale of a security by the Fund is a function of Standard & Poor’s either adding a stock to the S&P 500 Index or deleting a stock from the index. Securities that are added to or deleted from the Fund are driven by changes to the S&P 500 Index, not by a stock selection model.

Market conditions and your Fund
The fiscal year covered by this report began with U.S. equity markets posting very strong results across most capitalization ranges. These gains were the result of continuing improvement in the overall U.S. economy. Third quarter

2010 gross domestic product, the broadest measure of overall U.S. economic activity, was strong when initially reported and was subsequently revised upward. But companies found themselves much too early in the recovery cycle to start testing pricing power. Also, improvement in retail sales over the previous year offered encouraging signs that the American consumer is willing to spend. The strong performance of the equity markets continued during the beginning of 2011.
     The market stumbled in May and June as ongoing concerns over slower economic growth and Greek sovereign-debt fears clouded the recovery picture. The expiration of the U.S. Federal Reserve’s bond buying program and haggling over raising the U.S. debt ceiling also weighed heavily on the market. The uncertainty continued in July over concerns about job creation. The country’s ability to pay its debts became a growing issue throughout the month, as the battle between Congress and the White House over raising the debt ceiling grew to a fever pitch. With the threat of a downgrade from the major ratings agencies, the stakes were of the highest order.
     Even though an agreement to raise the debt limit was reached at the eleventh hour, the fiscal year ended on a sour note. The fateful and unprecedented decision by Standard & Poor’s to downgrade U.S. government debt helped to precipitate a wave of selling and an increase in stock-market volatility. The downgrade also caused most investors to lower their expectations for future economic growth. As a result, the U.S. dollar and oil fell, while gold and, ironically, U.S. Treasuries, rallied.

Portfolio Composition
By sector

Consumer Discretionary	16.1%

Financials	15.0

Information Technology	14.5

Industrials	11.5

Health Care	10.3

Energy	8.6

Consumer Staples	8.4

Utilities	7.1

Materials	6.1

Telecommunication Services	1.5

Money Market Funds

Plus Other Assets Less Liabilities	0.9

Top 10 Equity Holdings*

1.	Motorola Mobility Holdings Inc.	0.3%

2.	CF Industries Holdings, Inc.	0.3

3.	Cabot Oil & Gas Corp.	0.3

4.	Range Resources Corp.	0.3

5.	MasterCard, Inc.-Class A	0.3

6.	AutoNation, Inc.	0.3

7.	Newmont Mining Corp.	0.3

8.	Apple Inc.	0.3

9.	Wynn Resorts Ltd.	0.3

10.	EQT Corp.	0.3

Top Five Industries

1. Multi-Utilities	3.3%

2. Oil & Gas Exploration & Production	3.2

3. Packaged Foods & Meats	2.9

4. Electric Utilities	2.8

5. Semiconductors	2.7

Total Net Assets	$964.2 million

Total Number of Holdings*	500
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	Invesco Equally-Weighted S&P 500 Fund

     The Fund stayed true to its process by maintaining balanced exposure to all constituents of the S&P 500 Index. On an absolute basis, all sectors in the Fund posted positive returns for the reporting period. Sectors that contributed most to overall Fund performance were the consumer discretionary, energy, information technology (IT), health care, and industrials sectors. The telecommunication services sector contributed the least to the Fund’s overall positive performance.
     The energy sector delivered the strongest performance during the fiscal year. Three of the top contributors to Fund performance for the year, Cabot Oil & Gas, Massey Energy and Tesoro, are in the energy sector. Massey Energy was eliminated from the portfolio before the close of the reporting period following its acquisition by another company. Also contributing was CF Industries Holdings, a manufacturer and distributor of nitrogen and phosphate fertilizer products. Currently, CF Industries Holdings is the world’s second-largest producer of nitrogen.1
     Also contributing to the Fund’s positive performance was IT company National Semiconductor. During the fiscal year, Texas Instruments announced a definitive agreement to acquire National Semiconductor for $25 per share in an all-cash transaction totaling about $6.5 billion. The boards of directors of both companies unanimously approved the transaction.
     While the IT sector was a solid contributor to the Fund’s overall performance, several individual IT holdings detracted from Fund performance. These included communications equipment makers Tellabs and F5 Networks as well as Internet software and service company Akamai Technologies.
     Also detracting from Fund performance was mortgage finance company Hudson City Bancorp. During the fiscal year, Hudson City named Denis J. Salamone as president. Mr. Salamone joined the company in 2001 as senior executive vice president, chief operating officer and a member of the board of directors.
     During the reporting period, the Fund invested in S&P 500 futures contracts, a derivative instrument, to gain exposure to the equity market. These futures contracts added to the Fund’s performance.
     Despite some meaningful challenges, the U.S. economy continued to grow over the 12 months ended August 31, 2011. U.S. equity markets, reflecting this economic expansion, posted some sizable gains over the reporting period. Some significant economic challenges remain, including housing weakness, unemployment, government and household deleveraging and Europe’s sovereign debt crisis. However, slower growth does not mean no growth or, worse, contraction.
     We welcome new investors who joined the Fund during the fiscal year and thank all of our shareholders for your investment in Invesco Equally-Weighted S&P 500 Fund.
1 Reuters
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Anthony Munchak
Chartered Financial Analyst, portfolio manager, is manager of Invesco Equally-Weighted S&P 500 Fund. He joined Invesco in 2000. Mr. Munchak earned a B.S. and M.S. in finance from Boston College and an M.B.A. from Bentley College.
Glen Murphy
Chartered Financial Analyst, portfolio manager, is manager of Invesco Equally-Weighted S&P 500 Fund. He joined Invesco in 1995. Mr. Murphy earned a B.B.A. from the University of Massachusetts and an M.S. in finance from Boston College.
Francis Orlando
Chartered Financial Analyst, portfolio manager, is manager of Invesco Equally-Weighted S&P 500 Fund. He joined Invesco in 1987. Mr. Orlando earned a B.A. in business administration from Merrimack College and an M.B.A. from Boston University.
Daniel Tsai
Chartered Financial Analyst, portfolio manager, is manager of Invesco Equally-Weighted S&P 500 Fund. He joined Invesco in 2000. Mr. Tsai earned a B.S. in mechanical engineering from National Taiwan University and an M.S. in mechanical engineering from the University of Michigan. He also earned an M.S. in computer science from Wayne State University.
Anne Unflat
Portfolio manager, is manager of Invesco Equally-Weighted S&P 500 Fund. She joined Invesco in 1988. Ms. Unflat graduated magna cum laude from Queens College with a B.A. in economics. She earned an M.B.A. in finance from St. John’s University.

5	Invesco Equally-Weighted S&P 500 Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Index data from 11/30/87, Fund data from 12/1/87

Past performance cannot guarantee comparable future results.
     As noted earlier in this report, during the reporting period, the Fund has adopted a three-tier benchmark structure to compare its performance to broad market, style-specific and peer group market measures. These additional benchmarks will now be included in the chart above. Benchmarks not shown do not have sufficient history dating back to the Fund’s inception.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6	Invesco Equally-Weighted S&P 500 Fund

Average Annual Total Returns
As of 8/31/11, including maximum applicable sales charges

Class A Shares

Inception (7/28/97)	5.94%

10 Years	4.98

5 Years	1.25

1 Year	13.32

Class B Shares

Inception (12/1/87)	10.26%

10 Years	4.95

5 Years	1.34

1 Year	13.98

Class C Shares

Inception (7/28/97)	5.59%

10 Years	4.80

5 Years	1.65

1 Year	18.04

Class R Shares

Inception (3/31/08)	3.02%

1 Year	19.62

Class Y Shares

Inception (7/28/97)	6.62%

10 Years	5.84

5 Years	2.65

1 Year	20.19

Average Annual Total Returns
As of 6/30/11, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (7/28/97)	6.80%

10 Years	5.66

5 Years	3.62

1 Year	28.35

Class B Shares

Inception (12/1/87)	10.82%

10 Years	5.62

5 Years	3.71

1 Year	29.80

Class C Shares

Inception (7/28/97)	6.45%

10 Years	5.47

5 Years	4.02

1 Year	33.83

Class R Shares

Inception (3/31/08)	6.50%

1 Year	35.56

Class Y Shares

Inception (7/28/97)	7.49%

10 Years	6.52

5 Years	5.05

1 Year	36.16

Effective June 1, 2010, Class A, Class B, Class C, Class R, Class W and Class I shares of the predecessor fund, Morgan Stanley Equally-Weighted S&P 500 Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C, Class R, Class A and Class Y shares, respectively, of Invesco Equally-Weighted S&P 500 Fund. Returns shown above for Class A, Class B, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Equally-Weighted S&P 500 Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit
invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R and Class Y shares was 0.62%, 1.37%, 1.37%, 0.87% and 0.37%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R and Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7	Invesco Equally-Weighted S&P 500 Fund

Invesco Equally-Weighted S&P 500 Fund’s investment objective is to achieve a high level of total return on its assets through a combination of capital appreciation and current income.
■	Unless otherwise stated, information presented in this report is as of August 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased or acquired by exchange from share classes other than Class B shares. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Common stocks. In general, common stock values fluctuate, and sometimes widely fluctuate, in response to activities specific to the company as well as general market, economic and political conditions.

■	Derivatives. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The S&P 500 Equal Weight Index is the equally weighted version of the S&P 500 Index.

■	The Lipper Multi-Cap Core Funds Index is an unmanaged index considered representative of multi-cap core funds tracked by Lipper.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	VADAX
Class B Shares	VADBX
Class C Shares	VADCX
Class R Shares	VADRX
Class Y Shares	VADDX

8	Invesco Equally-Weighted S&P 500 Fund

Schedule of Investments(a)

August 31, 2011

	Shares	Value

Common Stocks & Other Equity Interests–99.07%
Advertising–0.35%
Interpublic Group of Cos., Inc. (The)	179,067	$1,545,348

Omnicom Group Inc.	44,885	1,820,087

		3,365,435

Aerospace & Defense–2.43%
Boeing Co. (The)	27,429	1,833,903

General Dynamics Corp.	28,382	1,818,719

Goodrich Corp.	22,323	1,990,765

Honeywell International Inc.	36,421	1,741,288

ITT Corp.	36,111	1,709,495

L-3 Communications Holdings, Inc.	24,846	1,685,056

Lockheed Martin Corp.	25,423	1,886,132

Northrop Grumman Corp.	31,444	1,717,471

Precision Castparts Corp.	13,299	2,179,041

Raytheon Co.	41,710	1,803,123

Rockwell Collins, Inc.	33,762	1,703,631

Textron Inc.	93,569	1,578,509

United Technologies Corp.	24,052	1,785,861

		23,432,994

Agricultural Products–0.20%
Archer-Daniels-Midland Co.	67,424	1,920,236

Air Freight & Logistics–0.79%
C.H. Robinson Worldwide, Inc.	26,445	1,864,373

Expeditors International of Washington, Inc.	42,789	1,946,899

FedEx Corp.	23,383	1,840,710

United Parcel Service, Inc.–Class B	29,408	1,981,805

		7,633,787

Airlines–0.17%
Southwest Airlines Co.	185,941	1,602,811

Aluminum–0.18%
Alcoa Inc.	138,099	1,769,048

Apparel Retail–1.26%
Abercrombie & Fitch Co.–Class A	31,065	1,976,044

Gap, Inc. (The)	114,088	1,884,734

Limited Brands, Inc.	57,349	2,164,351

Ross Stores, Inc.	27,053	2,070,231

TJX Cos., Inc. (The)	40,635	2,219,484

Urban Outfitters, Inc.(b)	70,607	1,848,138

		12,162,982

Apparel, Accessories & Luxury Goods–0.67%
Coach, Inc.	34,297	1,928,177

Polo Ralph Lauren Corp.	16,399	2,248,467

VF Corp.	19,787	2,316,266

		6,492,910

Application Software–1.11%
Adobe Systems Inc.(b)	66,782	1,685,578

Autodesk, Inc.(b)	57,004	1,607,513

Citrix Systems, Inc.(b)	27,436	1,657,957

Compuware Corp.(b)	215,716	1,824,957

Intuit Inc.	41,375	2,041,029

Salesforce.com, Inc.(b)	14,578	1,876,918

		10,693,952

Asset Management & Custody Banks–1.94%
Ameriprise Financial, Inc.	35,901	1,640,676

Bank of New York Mellon Corp. (The)	77,641	1,604,839

BlackRock, Inc.	10,858	1,788,855

Federated Investors, Inc.–Class B	83,335	1,475,863

Franklin Resources, Inc.	16,354	1,961,172

Invesco Ltd.(c)	88,290	1,615,707

Janus Capital Group Inc.	220,629	1,610,592

Legg Mason, Inc.	63,827	1,817,155

Northern Trust Corp.	43,503	1,671,820

State Street Corp.	46,860	1,664,467

T. Rowe Price Group Inc.	35,512	1,899,182

		18,750,328

Auto Parts & Equipment–0.18%
Johnson Controls, Inc.	54,815	1,747,502

Automobile Manufacturers–0.18%
Ford Motor Co.(b)	159,171	1,769,982

Automotive Retail–0.90%
AutoNation, Inc.(b)	61,437	2,480,826

AutoZone, Inc.(b)	6,973	2,140,711

CarMax, Inc.(b)	69,544	1,954,882

O’Reilly Automotive, Inc.(b)	32,798	2,127,934

		8,704,353

Biotechnology–1.05%
Amgen Inc.	35,077	1,943,441

Biogen Idec Inc.(b)	21,467	2,022,191

Celgene Corp.(b)	35,144	2,090,014

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Biotechnology–(continued)

Cephalon Inc.(b)	25,521	$2,058,014

Gilead Sciences, Inc.(b)	51,453	2,052,203

		10,165,863

Brewers–0.21%
Molson Coors Brewing Co.–Class B	45,569	1,993,644

Broadcasting–0.62%
CBS Corp.–Class B	78,601	1,968,955

Discovery Communications, Inc.–Class A(b)	50,314	2,127,276

Scripps Networks Interactive–Class A	43,152	1,849,063

		5,945,294

Building Products–0.15%
Masco Corp.	167,700	1,487,499

Cable & Satellite–0.73%
Cablevision Systems Corp.–Class A	80,671	1,456,918

Comcast Corp.–Class A	86,085	1,851,688

DIRECTV–Class A(b)	43,605	1,917,312

Time Warner Cable, Inc.	27,252	1,785,006

		7,010,924

Casinos & Gaming–0.45%
International Game Technology	124,492	1,899,748

Wynn Resorts Ltd.	15,717	2,431,734

		4,331,482

Coal & Consumable Fuels–0.57%
Alpha Natural Resources, Inc.(b)	48,352	1,599,001

CONSOL Energy Inc.	44,356	2,025,295

Peabody Energy Corp.	37,760	1,842,688

		5,466,984

Commercial Printing–0.17%
R. R. Donnelley & Sons Co.	106,614	1,625,863

Communications Equipment–1.85%
Cisco Systems, Inc.	135,885	2,130,677

F5 Networks, Inc.(b)	20,927	1,708,062

Harris Corp.	45,877	1,851,137

JDS Uniphase Corp.(b)	131,154	1,701,067

Juniper Networks, Inc.(b)	69,355	1,451,600

Motorola Mobility Holdings Inc.(b)	81,958	3,091,456

Motorola Solutions, Inc.	44,727	1,882,559

QUALCOMM, Inc.	38,569	1,984,761

Tellabs, Inc.	499,805	2,039,204

		17,840,523

Computer & Electronics Retail–0.36%
Best Buy Co., Inc.	65,597	1,678,627

GameStop Corp.–Class A(b)	76,936	1,841,079

		3,519,706

Computer Hardware–0.61%
Apple Inc.(b)	6,349	2,443,286

Dell Inc.(b)	127,058	1,888,717

Hewlett-Packard Co.	58,119	1,512,837

		5,844,840

Computer Storage & Peripherals–0.96%
EMC Corp.(b)	78,753	1,779,030

Lexmark International, Inc.–Class A(b)	73,304	2,342,796

NetApp, Inc.(b)	41,211	1,550,358

SanDisk Corp.(b)	49,687	1,821,029

Western Digital Corp.(b)	60,776	1,792,284

		9,285,497

Construction & Engineering–0.62%
Fluor Corp.	33,633	2,042,196

Jacobs Engineering Group, Inc.(b)	49,663	1,849,450

Quanta Services, Inc.(b)	108,144	2,075,283

		5,966,929

Construction & Farm Machinery & Heavy Trucks–1.00%
Caterpillar Inc.	21,200	1,929,200

Cummins Inc.	21,727	2,018,873

Deere & Co.	25,902	2,093,400

Joy Global Inc.	24,399	2,036,097

PACCAR Inc.	42,650	1,604,919

		9,682,489

Construction Materials–0.19%
Vulcan Materials Co.	52,333	1,833,225

Consumer Electronics–0.18%
Harman International Industries, Inc.	47,241	1,709,652

Consumer Finance–0.83%
American Express Co.	41,942	2,084,937

Capital One Financial Corp.	41,650	1,917,982

Discover Financial Services	88,099	2,216,571

SLM Corp.	127,456	1,749,971

		7,969,461

Data Processing & Outsourced Services–1.85%
Automatic Data Processing, Inc.	39,369	1,969,631

Computer Sciences Corp.	52,836	1,619,952

Fidelity National Information Services, Inc.	65,597	1,848,523

Fiserv, Inc.(b)	33,243	1,855,957

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Data Processing & Outsourced Services–(continued)

MasterCard, Inc.–Class A	7,644	$2,520,303

Paychex, Inc.	68,676	1,852,878

Total System Services, Inc.	114,602	2,080,026

Visa Inc.–Class A	27,329	2,401,673

Western Union Co.	103,101	1,703,229

		17,852,172

Department Stores–0.95%
JC Penney Co., Inc.	59,323	1,579,771

Kohl’s Corp.	40,578	1,880,385

Macy’s, Inc.	74,594	1,935,714

Nordstrom, Inc.	46,485	2,113,208

Sears Holdings Corp.(b)	27,477	1,645,598

		9,154,676

Distillers & Vintners–0.40%
Brown-Forman Corp.–Class B	27,880	2,000,390

Constellation Brands, Inc.–Class A(b)	96,270	1,903,258

		3,903,648

Distributors–0.23%
Genuine Parts Co.	39,699	2,184,239

Diversified Banks–0.56%
Comerica, Inc.	59,116	1,512,779

U.S. Bancorp	83,029	1,927,103

Wells Fargo & Co.	74,430	1,942,623

		5,382,505

Diversified Chemicals–0.96%
Dow Chemical Co. (The)	58,791	1,672,604

E. I. du Pont de Nemours and Co.	41,037	1,980,856

Eastman Chemical Co.	21,407	1,771,001

FMC Corp.	25,670	1,949,123

PPG Industries, Inc.	24,001	1,838,237

		9,211,821

Diversified Metals & Mining–0.41%
Freeport-McMoRan Copper & Gold Inc.	42,441	2,000,669

Titanium Metals Corp.	123,435	1,978,663

		3,979,332

Diversified REIT’s–0.20%
Vornado Realty Trust	22,236	1,910,295

Diversified Support Services–0.42%
Cintas Corp.	63,509	2,031,018

Iron Mountain Inc.	62,494	2,033,555

		4,064,573

Drug Retail–0.37%
CVS Caremark Corp.	54,492	1,956,808

Walgreen Co.	45,538	1,603,393

		3,560,201

Education Services–0.40%
Apollo Group, Inc.–Class A(b)	48,805	2,285,294

DeVry, Inc.	36,415	1,608,815

		3,894,109

Electric Utilities–2.77%
American Electric Power Co., Inc.	54,043	2,087,681

Duke Energy Corp.	108,548	2,052,643

Edison International	51,839	1,927,892

Entergy Corp.	29,331	1,912,675

Exelon Corp.	48,735	2,101,453

FirstEnergy Corp.	46,506	2,057,890

NextEra Energy, Inc.	35,920	2,037,382

Northeast Utilities	58,571	2,032,414

Pepco Holdings, Inc.	105,563	2,056,367

Pinnacle West Capital Corp.	46,390	2,052,294

PPL Corp.	75,117	2,169,379

Progress Energy, Inc.	42,565	2,077,172

Southern Co.	51,097	2,113,372

		26,678,614

Electrical Components & Equipment–0.56%
Emerson Electric Co.	39,074	1,818,895

Rockwell Automation, Inc.	25,709	1,648,718

Roper Industries, Inc.	25,420	1,956,069

		5,423,682

Electronic Components–0.38%
Amphenol Corp.–Class A	40,554	1,905,227

Corning Inc.	114,280	1,717,628

		3,622,855

Electronic Equipment & Instruments–0.16%
FLIR Systems, Inc.	61,363	1,587,461

Electronic Manufacturing Services–0.38%
Jabil Circuit, Inc.	111,219	1,874,040

Molex Inc.	81,531	1,781,452

		3,655,492

Environmental & Facilities Services–0.61%
Republic Services, Inc.	66,782	2,027,502

Stericycle, Inc.(b)	23,540	2,064,693

Waste Management, Inc.	55,367	1,829,326

		5,921,521

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Fertilizers & Agricultural Chemicals–0.50%
CF Industries Holdings, Inc.	14,950	$2,733,159

Monsanto Co.	30,890	2,129,248

		4,862,407

Food Distributors–0.19%
Sysco Corp.	65,831	1,838,660

Food Retail–0.82%
Kroger Co. (The)	84,758	1,996,898

Safeway Inc.	89,455	1,639,710

SUPERVALU Inc.	235,169	1,874,297

Whole Foods Market, Inc.	36,526	2,411,812

		7,922,717

Footwear–0.23%
NIKE, Inc.–Class B	25,079	2,173,095

Gas Utilities–0.43%
Nicor Inc.	37,725	2,097,510

ONEOK, Inc.	29,323	2,079,001

		4,176,511

General Merchandise Stores–0.67%
Big Lots, Inc.(b)	62,783	2,128,344

Family Dollar Stores, Inc.	38,672	2,064,698

Target Corp.	43,718	2,258,909

		6,451,951

Gold–0.26%
Newmont Mining Corp.	39,430	2,469,107

Health Care Distributors–0.81%
AmerisourceBergen Corp.	49,614	1,963,722

Cardinal Health, Inc.	46,358	1,970,215

McKesson Corp.	24,683	1,972,912

Patterson Cos. Inc.	63,668	1,860,379

		7,767,228

Health Care Equipment–2.58%
Baxter International Inc.	34,861	1,951,519

Becton, Dickinson and Co.	23,894	1,944,494

Boston Scientific Corp.(b)	299,588	2,031,207

C.R. Bard, Inc.	18,718	1,783,077

CareFusion Corp.(b)	76,301	1,954,069

Covidien PLC (Ireland)	38,746	2,021,766

Edwards Lifesciences Corp.(b)	24,213	1,826,871

Intuitive Surgical, Inc.(b)	5,905	2,251,872

Medtronic, Inc.	53,265	1,868,003

St. Jude Medical, Inc.	42,212	1,922,334

Stryker Corp.	35,247	1,721,463

Varian Medical Systems, Inc.(b)	30,727	1,750,210

Zimmer Holdings, Inc.(b)	32,782	1,864,968

		24,891,853

Health Care Facilities–0.17%
Tenet Healthcare Corp.(b)	317,349	1,675,603

Health Care Services–0.93%
DaVita, Inc.(b)	24,196	1,780,342

Express Scripts, Inc.(b)	36,539	1,715,140

Laboratory Corp. of America Holdings(b)	21,079	1,760,729

Medco Health Solutions, Inc.(b)	36,864	1,995,817

Quest Diagnostics Inc.	33,589	1,681,801

		8,933,829

Health Care Supplies–0.20%
DENTSPLY International Inc.	56,053	1,973,066

Health Care Technology–0.24%
Cerner Corp.(b)	34,748	2,291,978

Home Entertainment Software–0.21%
Electronic Arts Inc.(b)	91,466	2,065,302

Home Furnishings–0.20%
Leggett & Platt, Inc.	86,709	1,924,073

Home Improvement Retail–0.39%
Home Depot, Inc. (The)	58,928	1,967,017

Lowe’s Cos., Inc.	89,141	1,776,580

		3,743,597

Homebuilding–0.52%
D.R. Horton, Inc.	183,427	1,929,652

Lennar Corp.–Class A	116,507	1,712,653

Pulte Group Inc.(b)	282,922	1,358,026

		5,000,331

Homefurnishing Retail–0.23%
Bed Bath & Beyond Inc.(b)	39,127	2,224,761

Hotels, Resorts & Cruise Lines–0.78%
Carnival Corp.	57,674	1,904,972

Marriott International Inc.–Class A	61,363	1,796,709

Starwood Hotels & Resorts Worldwide, Inc.	39,209	1,747,153

Wyndham Worldwide Corp.	64,434	2,092,816

		7,541,650

Household Appliances–0.17%
Whirlpool Corp.	26,747	1,676,770

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Household Products–0.86%
Clorox Co. (The)	30,117	$2,099,155

Colgate-Palmolive Co.	23,147	2,082,536

Kimberly-Clark Corp.	30,718	2,124,457

Procter & Gamble Co.	31,439	2,002,035

		8,308,183

Housewares & Specialties–0.39%
Fortune Brands, Inc.	32,049	1,830,639

Newell Rubbermaid Inc.	138,193	1,912,591

		3,743,230

Human Resource & Employment Services–0.19%
Robert Half International, Inc.	78,601	1,880,136

Hypermarkets & Super Centers–0.42%
Costco Wholesale Corp.	25,545	2,006,304

Wal-Mart Stores, Inc.	38,511	2,049,171

		4,055,475

Independent Power Producers & Energy Traders–0.62%
AES Corp. (The)(b)	165,787	1,800,447

Constellation Energy Group Inc.	55,442	2,133,963

NRG Energy, Inc.(b)	87,267	2,045,538

		5,979,948

Industrial Conglomerates–0.75%
3M Co.	22,163	1,839,086

Danaher Corp.	39,240	1,797,584

General Electric Co.	110,016	1,794,361

Tyco International Ltd. (Switzerland)	43,755	1,819,333

		7,250,364

Industrial Gases–0.60%
Air Products & Chemicals, Inc.	22,591	1,849,525

Airgas, Inc.	30,671	1,989,934

Praxair, Inc.	20,128	1,982,407

		5,821,866

Industrial Machinery–1.69%
Dover Corp.	32,651	1,878,085

Eaton Corp.	43,281	1,858,919

Flowserve Corp.	19,246	1,815,668

Illinois Tool Works Inc.	37,031	1,723,423

Ingersoll-Rand PLC (Ireland)	46,602	1,561,633

Pall Corp.	37,957	1,940,741

Parker Hannifin Corp.	23,841	1,750,645

Snap-On Inc.	35,395	1,872,749

Stanley Black & Decker Inc.	29,787	1,846,198

		16,248,061

Industrial REIT’s–0.17%
Prologis, Inc.	60,361	1,643,630

Insurance Brokers–0.41%
Aon Corp.	41,186	1,924,622

Marsh & McLennan Cos., Inc.	68,284	2,029,400

		3,954,022

Integrated Oil & Gas–1.15%
Chevron Corp.	20,513	2,028,941

ConocoPhillips	28,279	1,924,951

Exxon Mobil Corp.	25,742	1,905,938

Hess Corp.	29,361	1,742,282

Murphy Oil Corp.	32,221	1,726,401

Occidental Petroleum Corp.	19,905	1,726,560

		11,055,073

Integrated Telecommunication Services–1.01%
AT&T Inc.	66,109	1,882,784

CenturyLink Inc.	51,564	1,864,039

Frontier Communications Corp.	258,476	1,935,985

Verizon Communications, Inc.	57,285	2,071,999

Windstream Corp.	155,520	1,975,104

		9,729,911

Internet Retail–0.93%
Amazon.com, Inc.(b)	10,911	2,349,029

Expedia, Inc.	75,256	2,281,009

Netflix Inc.(b)	8,279	1,945,648

Priceline.com Inc.(b)	4,399	2,363,407

		8,939,093

Internet Software & Services–1.16%
Akamai Technologies, Inc.(b)	68,979	1,513,399

eBay, Inc.(b)	70,533	2,177,354

Google Inc.–Class A(b)	4,194	2,268,786

Monster Worldwide, Inc.(b)	150,905	1,424,543

VeriSign, Inc.	62,179	1,936,876

Yahoo! Inc.(b)	138,475	1,883,953

		11,204,911

Investment Banking & Brokerage–0.69%
Charles Schwab Corp. (The)	127,857	1,576,477

E*TRADE Financial Corp.(b)	148,265	1,832,555

Goldman Sachs Group, Inc. (The)	14,823	1,722,729

Morgan Stanley	89,102	1,559,285

		6,691,046

IT Consulting & Other Services–0.99%
Accenture PLC–Class A (Ireland)	33,841	1,813,539

Cognizant Technology Solutions Corp.–Class A(b)	30,068	1,907,815

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

IT Consulting & Other Services–(continued)

International Business Machines Corp.	12,370	$2,126,527

SAIC, Inc.(b)	123,210	1,848,150

Teradata Corp.(b)	36,246	1,897,840

		9,593,871

Leisure Products–0.41%
Hasbro, Inc.	46,849	1,814,930

Mattel, Inc.	77,849	2,091,803

		3,906,733

Life & Health Insurance–1.27%
Aflac, Inc.	45,184	1,704,340

Lincoln National Corp.	75,480	1,566,210

MetLife, Inc.	50,388	1,693,037

Principal Financial Group, Inc.	69,903	1,772,740

Prudential Financial, Inc.	34,366	1,725,517

Torchmark Corp.	48,494	1,852,956

Unum Group	81,238	1,912,342

		12,227,142

Life Sciences Tools & Services–0.89%
Agilent Technologies, Inc.(b)	42,888	1,581,281

Life Technologies Corp.(b)	39,300	1,650,600

PerkinElmer, Inc.	78,510	1,795,524

Thermo Fisher Scientific, Inc.(b)	32,693	1,795,826

Waters Corp.(b)	22,088	1,764,168

		8,587,399

Managed Health Care–1.19%
Aetna Inc.	47,077	1,884,492

CIGNA Corp.	41,607	1,944,711

Coventry Health Care Inc.(b)	59,514	1,956,821

Humana Inc.	26,243	2,037,507

UnitedHealth Group Inc.	40,716	1,934,824

WellPoint Inc.	26,681	1,688,907

		11,447,262

Metal & Glass Containers–0.36%
Ball Corp.	53,786	1,931,993

Owens-Illinois, Inc.(b)	79,523	1,506,166

		3,438,159

Motorcycle Manufacturers–0.22%
Harley-Davidson, Inc.	55,367	2,140,488

Movies & Entertainment–0.82%
News Corp.–Class A	126,742	2,188,834

Time Warner Inc.	57,904	1,833,241

Viacom Inc.–Class B	42,870	2,068,049

Walt Disney Co. (The)	53,475	1,821,358

		7,911,482

Multi-Line Insurance–0.91%
American International Group, Inc.(b)	72,701	1,841,516

Assurant, Inc.	58,070	2,042,322

Genworth Financial Inc.–Class A(b)	199,432	1,378,075

Hartford Financial Services Group, Inc. (The)	83,232	1,593,061

Loews Corp.	50,152	1,886,718

		8,741,692

Multi-Sector Holdings–0.19%
Leucadia National Corp.	61,886	1,833,682

Multi-Utilities–3.26%
Ameren Corp.	71,651	2,168,159

CenterPoint Energy, Inc.	108,548	2,172,046

CMS Energy Corp.	103,363	2,036,251

Consolidated Edison, Inc.	38,540	2,166,333

Dominion Resources, Inc.	42,681	2,080,272

DTE Energy Co.	41,312	2,088,735

Integrys Energy Group, Inc.	40,409	2,023,279

NiSource Inc.	104,317	2,228,211

PG&E Corp.	48,226	2,042,371

Public Service Enterprise Group Inc.	64,454	2,199,815

SCANA Corp.	52,481	2,110,786

Sempra Energy	38,228	2,007,735

TECO Energy, Inc.	109,306	2,000,300

Wisconsin Energy Corp.	65,177	2,062,200

Xcel Energy, Inc.	82,826	2,043,317

		31,429,810

Office Electronics–0.18%
Xerox Corp.	206,518	1,714,099

Office REIT’s–0.21%
Boston Properties, Inc.	19,572	2,041,164

Office Services & Supplies–0.36%
Avery Dennison Corp.	55,503	1,615,692

Pitney Bowes Inc.	90,529	1,838,644

		3,454,336

Oil & Gas Drilling–0.97%
Diamond Offshore Drilling, Inc.	30,207	1,925,092

Helmerich & Payne, Inc.	34,861	1,987,774

Nabors Industries Ltd. (Bermuda)(b)	84,652	1,560,983

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Oil & Gas Drilling–(continued)

Noble Corp. (Switzerland)(b)	54,101	$1,826,450

Rowan Cos., Inc.(b)	56,069	2,022,409

		9,322,708

Oil & Gas Equipment & Services–1.26%
Baker Hughes Inc.	29,331	1,792,418

Cameron International Corp.(b)	44,116	2,292,267

FMC Technologies, Inc.(b)	50,816	2,259,279

Halliburton Co.	44,202	1,961,243

National Oilwell Varco Inc.	29,459	1,947,829

Schlumberger Ltd.	24,870	1,942,844

		12,195,880

Oil & Gas Exploration & Production–3.15%
Anadarko Petroleum Corp.	28,873	2,129,384

Apache Corp.	17,362	1,789,501

Cabot Oil & Gas Corp.	33,711	2,557,317

Chesapeake Energy Corp.	72,597	2,351,417

Denbury Resources Inc.(b)	108,375	1,728,581

Devon Energy Corp.	26,434	1,793,018

EOG Resources, Inc.	19,894	1,841,986

EQT Corp.	40,433	2,418,702

Marathon Oil Corp.	66,236	1,783,073

Newfield Exploration Co.(b)	31,933	1,630,180

Noble Energy, Inc.	24,384	2,154,570

Pioneer Natural Resources Co.	24,101	1,883,975

QEP Resources Inc.	52,699	1,855,532

Range Resources Corp.	39,111	2,532,828

Southwestern Energy Co.(b)	49,421	1,875,527

		30,325,591

Oil & Gas Refining & Marketing–0.85%
Marathon Petroleum Corp.	51,780	1,918,967

Sunoco, Inc.	52,266	1,993,425

Tesoro Corp.(b)	97,470	2,345,128

Valero Energy Corp.	84,407	1,917,727

		8,175,247

Oil & Gas Storage & Transportation–0.61%
El Paso Corp.	102,997	1,971,363

Spectra Energy Corp.	76,387	1,983,770

Williams Cos., Inc. (The)	71,854	1,939,339

		5,894,472

Other Diversified Financial Services–0.53%
Bank of America Corp.	190,468	1,556,123

Citigroup Inc.	53,112	1,649,128

JPMorgan Chase & Co.	49,857	1,872,629

		5,077,880

Packaged Foods & Meats–2.85%
Campbell Soup Co.	59,531	1,897,253

ConAgra Foods, Inc.	82,523	2,015,212

Dean Foods Co.(b)	160,934	1,390,470

General Mills, Inc.	53,602	2,032,052

H.J. Heinz Co.	37,837	1,991,740

Hershey Co. (The)	36,546	2,143,423

Hormel Foods Corp.	70,241	1,939,354

J M Smucker Co. (The)	26,403	1,903,392

Kellogg Co.	37,038	2,011,904

Kraft Foods Inc.–Class A	58,996	2,066,040

McCormick & Co., Inc.	40,888	1,954,037

Mead Johnson Nutrition Co.	31,314	2,231,122

Sara Lee Corp.	106,894	1,928,368

Tyson Foods, Inc.–Class A	111,892	1,954,753

		27,459,120

Paper Packaging–0.38%
Bemis Co., Inc.	64,089	1,990,604

Sealed Air Corp.	88,520	1,630,539

		3,621,143

Paper Products–0.40%
International Paper Co.	76,559	2,078,577

MeadWestvaco Corp.	65,513	1,802,918

		3,881,495

Personal Products–0.39%
Avon Products, Inc.	74,349	1,677,313

Estee Lauder Cos. Inc. (The)–Class A	20,901	2,041,192

		3,718,505

Pharmaceuticals–2.26%
Abbott Laboratories	39,361	2,066,846

Allergan, Inc.	25,162	2,058,503

Bristol-Myers Squibb Co.	73,916	2,199,001

Eli Lilly and Co.	54,492	2,043,995

Forest Laboratories, Inc.(b)	52,590	1,800,682

Hospira, Inc.(b)	37,586	1,736,473

Johnson & Johnson	30,685	2,019,073

Merck & Co., Inc.	57,479	1,903,704

Mylan Inc.(b)	91,363	1,896,696

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Pharmaceuticals–(continued)

Pfizer, Inc.(d)	100,404	$1,905,668

Watson Pharmaceuticals, Inc.(b)	32,018	2,149,048

		21,779,689

Property & Casualty Insurance–1.60%
ACE Ltd. (Switzerland)	31,630	2,042,666

Allstate Corp. (The)	68,606	1,799,535

Berkshire Hathaway Inc.–Class B(b)	26,938	1,966,474

Chubb Corp.	32,463	2,009,135

Cincinnati Financial Corp.	70,435	1,966,545

Progressive Corp. (The)	99,911	1,916,293

Travelers Cos., Inc. (The)	35,120	1,772,155

XL Group PLC (Ireland)	95,412	1,985,524

		15,458,327

Publishing–0.58%
Gannett Co., Inc.	148,373	1,713,708

McGraw-Hill Cos., Inc. (The)	51,355	2,162,559

Washington Post Co. (The)–Class B	4,855	1,727,215

		5,603,482

Railroads–0.58%
CSX Corp.	81,991	1,798,882

Norfolk Southern Corp.	28,662	1,939,844

Union Pacific Corp.	20,339	1,874,646

		5,613,372

Real Estate Services–0.13%
CB Richard Ellis Group, Inc.–Class A(b)	84,829	1,286,008

Regional Banks–1.68%
BB&T Corp.	77,671	1,731,287

Fifth Third Bancorp	162,088	1,721,374

First Horizon National Corp.	199,042	1,401,256

Huntington Bancshares Inc.	317,845	1,598,760

KeyCorp	245,085	1,627,364

M&T Bank Corp.	23,110	1,757,978

PNC Financial Services Group, Inc.	35,199	1,764,878

Regions Financial Corp.	324,435	1,472,935

SunTrust Banks, Inc.	77,701	1,546,250

Zions Bancorp.	87,870	1,532,453

		16,154,535

Research & Consulting Services–0.39%
Dun & Bradstreet Corp. (The)	27,125	1,814,391

Equifax Inc.	59,236	1,915,100

		3,729,491

Residential REIT’s–0.66%
Apartment Investment & Management Co.–Class A	80,150	2,129,586

AvalonBay Communities, Inc.	15,758	2,149,076

Equity Residential	34,430	2,106,427

		6,385,089

Restaurants–1.13%
Chipotle Mexican Grill, Inc.(b)	7,562	2,369,704

Darden Restaurants, Inc.	43,170	2,076,477

McDonald’s Corp.	24,650	2,229,839

Starbucks Corp.	57,406	2,217,020

Yum! Brands, Inc.	37,099	2,017,072

		10,910,112

Retail REIT’s–0.43%
Kimco Realty Corp.	114,731	2,030,739

Simon Property Group, Inc.	17,843	2,096,552

		4,127,291

Semiconductor Equipment–0.94%
Applied Materials, Inc.	163,917	1,855,540

KLA-Tencor Corp.	53,391	1,958,382

MEMC Electronic Materials, Inc.(b)	240,450	1,678,341

Novellus Systems, Inc.(b)	62,150	1,738,336

Teradyne, Inc.(b)	147,619	1,786,190

		9,016,789

Semiconductors–2.71%
Advanced Micro Devices, Inc.(b)	290,601	1,984,805

Altera Corp.	47,539	1,729,944

Analog Devices, Inc.	55,609	1,836,209

Broadcom Corp.–Class A(b)	64,342	2,293,792

First Solar, Inc.(b)	16,735	1,673,165

Intel Corp.(d)	95,953	1,931,534

Linear Technology Corp.	64,969	1,860,063

LSI Corp.(b)	301,811	2,055,333

Microchip Technology Inc.	57,020	1,871,397

Micron Technology, Inc.(b)	259,796	1,535,394

National Semiconductor Corp.	82,725	2,059,853

NVIDIA Corp.(b)	128,584	1,711,453

Texas Instruments Inc.	65,115	1,706,664

Xilinx, Inc.	61,745	1,922,739

		26,172,345

Soft Drinks–0.83%
Coca-Cola Co. (The)	30,999	2,183,879

Coca-Cola Enterprises, Inc.	71,100	1,963,782

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Soft Drinks–(continued)

Dr. Pepper Snapple Group, Inc.	50,177	$1,930,811

PepsiCo, Inc.	29,600	1,907,128

		7,985,600

Specialized Consumer Services–0.21%
H&R Block, Inc.	132,091	1,997,216

Specialized Finance–0.97%
CME Group Inc.	7,320	1,955,318

IntercontinentalExchange Inc.(b)	17,222	2,031,335

Moody’s Corp.	55,961	1,725,278

NASDAQ OMX Group, Inc. (The)(b)	85,506	2,025,637

NYSE Euronext	61,013	1,664,435

		9,402,003

Specialized REIT’s–1.41%
HCP, Inc.	54,844	2,044,584

Health Care REIT, Inc.	38,962	1,985,504

Host Hotels & Resorts Inc.	126,426	1,495,620

Plum Creek Timber Co., Inc.	51,919	1,971,364

Public Storage	18,199	2,251,762

Ventas, Inc.	38,606	2,064,649

Weyerhaeuser Co.	100,059	1,804,064

		13,617,547

Specialty Chemicals–0.81%
Ecolab Inc.	37,704	2,020,934

International Flavors & Fragrances Inc.	32,925	1,910,309

Sherwin-Williams Co. (The)	24,656	1,867,445

Sigma-Aldrich Corp.	30,556	1,967,501

		7,766,189

Specialty Stores–0.41%
Staples, Inc.	132,435	1,952,092

Tiffany & Co.	27,563	1,983,433

		3,935,525

Steel–0.88%
AK Steel Holding Corp.	143,658	1,291,485

Allegheny Technologies, Inc.	34,700	1,739,164

Cliffs Natural Resources Inc.	24,955	2,067,522

Nucor Corp.	51,564	1,860,429

United States Steel Corp.	49,530	1,491,844

		8,450,444

Systems Software–1.19%
BMC Software, Inc.(b)	39,376	1,599,059

CA, Inc.	94,219	1,977,657

Microsoft Corp.(d)	83,815	2,229,479

Oracle Corp.	65,198	1,830,108

Red Hat, Inc.(b)	49,373	1,952,208

Symantec Corp.(b)	109,660	1,880,669

		11,469,180

Thrifts & Mortgage Finance–0.35%
Hudson City Bancorp, Inc.	248,985	1,546,197

People’s United Financial Inc.	155,639	1,828,758

		3,374,955

Tires & Rubber–0.18%
Goodyear Tire & Rubber Co. (The)(b)	137,446	1,712,577

Tobacco–0.84%
Altria Group, Inc.	75,117	2,042,431

Lorillard, Inc.	18,269	2,035,532

Philip Morris International Inc.	29,704	2,059,081

Reynolds American Inc.	53,517	2,010,634

		8,147,678

Trading Companies & Distributors–0.44%
Fastenal Co.	61,867	2,071,307

W.W. Grainger, Inc.	14,073	2,168,649

		4,239,956

Trucking–0.19%
Ryder System, Inc.	39,499	1,859,613

Wireless Telecommunication Services–0.53%
American Tower Corp.–Class A(b)	40,522	2,182,515

MetroPCS Communications, Inc.(b)	126,979	1,417,086

Sprint Nextel Corp.(b)	391,948	1,473,724

		5,073,325

Total Common Stocks & Other Equity Interests (Cost $505,843,167)		955,230,527

Money Market Funds–0.90%
Liquid Assets Portfolio–Institutional Class(e)	4,355,033	4,355,033

Premier Portfolio–Institutional Class(e)	4,355,032	4,355,032

Total Money Market Funds (Cost $8,710,065)		8,710,065

TOTAL INVESTMENTS–99.97% (Cost $514,553,232)		963,940,592

OTHER ASSETS LESS LIABILITIES–0.03%		260,120

NET ASSETS–100.00%		$964,200,712

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Equally-Weighted S&P 500 Fund

Investment Abbreviation:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. See Note 5.
(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 4.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Equally-Weighted S&P 500 Fund

Statement of Assets and Liabilities

August 31, 2011

Assets:
Investments, at value (Cost $504,200,445)	$953,614,820

Investments in affiliates (Cost $10,352,787)	10,325,772

Total investments, at value (Cost $514,553,232)	963,940,592

Receivable for:
Variation margin	107,837

Fund shares sold	2,531,202

Dividends	1,831,496

Investment for trustee deferred compensation and retirement plans	3,823

Other assets	41,838

Total assets	968,456,788

Liabilities:
Payable for:
Fund shares reacquired	3,008,674

Accrued fees to affiliates	1,030,586

Accrued other operating expenses	134,886

Trustee deferred compensation and retirement plans	81,930

Total liabilities	4,256,076

Net assets applicable to shares outstanding	$964,200,712

Net assets consist of:
Shares of beneficial interest	$561,261,999

Undistributed net investment income	11,837,067

Undistributed net realized gain (loss)	(58,957,611)

Unrealized appreciation	450,059,257

$964,200,712

Net assets:
Class A	$639,477,927

Class B	$77,702,163

Class C	$67,788,024

Class R	$1,176,152

Class Y	$178,056,446

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	21,395,690

Class B	2,615,879

Class C	2,353,290

Class R	39,512

Class Y	5,908,832

Class A:
Net asset value per share	$29.89

Maximum offering price per share (Net asset value of $29.89 ÷ 94.50%)	$31.63

Class B:
Net asset value and offering price per share	$29.70

Class C:
Net asset value and offering price per share	$28.81

Class R:
Net asset value and offering price per share	$29.77

Class Y:
Net asset value and offering price per share	$30.13

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Equally-Weighted S&P 500 Fund

Statement of Operations

For the year ended August 31, 2011

Investment income:
Dividends	$18,882,294

Dividends from affiliates	54,829

Total investment income	18,937,123

Expenses:
Advisory fees	1,247,860

Administrative services fees	279,173

Custodian fees	56,041

Distribution fees:
Class A	1,690,348

Class B	1,086,792

Class C	706,721

Class R	2,381

Transfer agent fees	1,355,752

Trustees’ and officers’ fees and benefits	43,880

Other	285,860

Total expenses	6,754,808

Less: Fees waived and expense offset arrangement(s)	(20,417)

Net expenses	6,734,391

Net investment income	12,202,732

Realized and unrealized gain from:
Net realized gain from:
Investment securities	72,578,880

Futures contracts	1,936,722

74,515,602

Change in net unrealized appreciation of:
Investment securities	87,318,289

Futures contracts	972,607

88,290,896

Net realized and unrealized gain	162,806,498

Net increase in net assets resulting from operations	$175,009,230

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco Equally-Weighted S&P 500 Fund

Statement of Changes in Net Assets

For the year ended August 31, 2011, the two months ended August 31, 2010 and the year ended June 30, 2010

		Two months
	Year ended	ended	Year ended
	August 31,	August 31,	June 30,
	2011	2010	2010

Operations:
Net investment income	$12,202,732	$2,656,524	$10,126,037

Net realized gain	74,515,602	2,252,815	71,238,173

Change in net unrealized appreciation	88,290,896	13,919,070	120,955,977

Net increase in net assets resulting from operations	175,009,230	18,828,409	202,320,187

Distributions to shareholders from net investment income:
Class A	(8,801,770)	—	(5,859,977)

Class B	(420,658)	—	(1,053,529)

Class C	(250,401)	—	(469,837)

Class R	(1,842)	—	(1,726)

Class Y	(2,834,438)	—	(1,887,353)

Total distributions from net investment income	(12,309,109)	—	(9,272,422)

Share transactions–net:
Class A	(18,582,780)	(7,423,452)	(44,779,495)

Class B	(55,334,686)	(10,928,145)	(73,731,588)

Class C	1,679,975	(1,832,417)	(6,601,606)

Class R	995,638	(7,779)	121,331

Class Y	(6,087,350)	390,731	(30,263,606)

Net increase (decrease) in net assets resulting from share transactions	(77,329,203)	(19,801,062)	(155,254.964)

Net increase (decrease) in net assets	85,370,918	(972,653)	37,792,801

Net assets:
Beginning of year	878,829,794	879,802,447	842,009,646

End of year (includes undistributed net investment income of $11,837,067, $12,316,840 and $9,670,755, respectively)	$964,200,712	$878,829,794	$879,802,447

Notes to Financial Statements

August 31, 2011

NOTE 1—Significant Accounting Policies

Invesco Equally-Weighted S&P 500 Fund (the “Fund”), is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of thirteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is to achieve a high level of total return on its assets through a combination of capital appreciation and current income.
  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class R and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R and Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

21        Invesco Equally-Weighted S&P 500 Fund

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees

22        Invesco Equally-Weighted S&P 500 Fund

and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
J.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $2 billion	0.12%

Over $2 billion	0.10%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through June 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Class Y shares to 0.75%, 1.50%, 1.50%, 1.00% and 0.50% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and

23        Invesco Equally-Weighted S&P 500 Fund

Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended August 31, 2011, the Adviser waived advisory fees of $19,884.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2011, the expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 1.00% of the average daily net assets of Class B shares; (3) Class C — up to 1.00% of the average daily net assets of Class C shares; and (4) Class R — up to 0.50% of the average daily net assets of Class R shares.
  In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI, but not yet reimbursed to IDI, may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares.
  For the year ended August 31, 2011, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2011, IDI advised the Fund that IDI retained $38,886 in front-end sales commissions from the sale of Class A shares and $249, $61,621 and $3,681 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, Invesco Ltd., IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of August 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended August 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$963,940,592	$—	$—	$963,940,592

Futures*	671,897	—	—	671,897

Total Investments	$964,612,489	$—	$—	$964,612,489

*	Unrealized appreciation.

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their

24        Invesco Equally-Weighted S&P 500 Fund

effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of August 31, 2011:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities

Equity risk
Futures contracts(a)	$673,065	$(1,168)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments for the year ended August 31, 2011

The table below summarizes the gains on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on
Statement of Operations
Futures*

Realized Gain
Equity risk	$1,936,722

Change in Unrealized Appreciation
Equity risk	972,607

Total	$2,909,329

*	The average notional value of futures outstanding during the period was $15,731,136.

Open Futures Contracts
	Number of	Month/	Notional	Unrealized
Contract	Contracts	Commitment	Value	Appreciation

S&P 500 E-Mini	173	September-2011/Long	$10,533,105	$671,897

NOTE 5—Investment in Affiliate

The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The following is a summary of the transactions in and earnings from investments in Invesco Ltd. for the twelve months ended August 31, 2011.

				Change in
				Unrealized
	Value	Purchases	Proceeds	Appreciation	Realized	Value	Dividend
	08/31/10	at Cost	from Sales	(Depreciation)	Gain (Loss)	08/31/11	Income

Invesco, Ltd.	$1,748,514	$261,834	$(471,621)	$150,237	$(73,257)	$1,615,707	$40,303

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder. For the year ended August 31, 2011, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $533.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended August 31, 2011, the Fund paid legal fees of $3,644 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

25        Invesco Equally-Weighted S&P 500 Fund

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Year Ended August 31, 2011, two months ended August 31, 2010 and the Fiscal Year Ended June 30, 2010:

	August 31, 2011	August 31, 2010	June 30, 2010

Ordinary income	$12,309,109	$—	$9,272,422

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$11,599,528

Net unrealized appreciation — investments	415,364,995

Temporary book/tax differences	(81,930)

Capital loss carryforward	(23,943,880)

Shares of beneficial interest	561,261,999

Total net assets	$964,200,712

  The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $67,713,898 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of August 31, 2011 which expires as follows:

Capital Loss
Expiration	Carryforward*

August 31, 2017	$23,943,880

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2011 was $223,669,959 and $291,437,120, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$429,160,416

Aggregate unrealized (depreciation) of investment securities	(13,795,421)

Net unrealized appreciation of investment securities	$415,364,995

Cost of investments for tax purposes is $548,575,597.

NOTE 11—Reclassification of Permanent Differences—

Primarily as a result of differing book/tax treatment of real estate investment trusts distributions, on August 31, 2011, undistributed net investment income was decreased by $373,396, undistributed net realized gain (loss) was increased by $373,396. This reclassification had no effect on the net assets of the Fund.

26        Invesco Equally-Weighted S&P 500 Fund

NOTE 12—Share Information

	Summary of Share Activity

	Year ended		Two months ended		Year ended
	August 31, 2011(a)		August 31, 2010		June 30, 2010
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	3,133,592	$98,814,686	169,578	$4,450,136	2,724,971	$69,929,082

Class B	127,382	3,844,372	12,287	319,874	175,476	4,444,539

Class C	634,600	19,144,631	17,659	446,294	186,847	4,577,184

Class R	35,762	1,125,853	384	9,924	5,381	137,925

Class Y	2,142,366	68,697,799	249,691	6,529,012	549,168	13,969,777

Issued as reinvestment of dividends:
Class A	257,336	7,789,564	—	—	224,579	5,695,319

Class B	12,636	382,126	—	—	40,171	1,015,527

Class C	7,811	229,099	—	—	18,629	456,604

Class R	52	1,575	—	—	31	792

Class Y	83,013	2,528,575	—	—	73,263	1,869,683

Automatic conversion of Class B shares to Class A shares:
Class A	1,120,505	34,961,343	226,963	5,965,412	129,389	3,510,993

Class B	(1,126,176)	(34,961,343)	(228,827)	(5,965,412)	(130,102)	(3,510,993)

Reacquired:
Class A	(5,164,472)	(160,148,373)	(686,526)	(17,839,000)	(4,918,358)	(123,914,889)

Class B	(804,551)	(24,599,841)	(203,247)	(5,282,607)	(2,996,031)	(75,680,661)

Class C	(586,530)	(17,693,755)	(90,618)	(2.278,711)	(479,138)	(11,635,394)

Class R	(4,437)	(131,790)	(685)	(17,703)	(630)	(17,386)

Class Y	(2,424,226)	(77,313,724)	(233,702)	(6,138,281)	(1,835,049)	(46,103,066)

Net increase (decrease) in share activity	(2,555,337)	$(77,329,203)	(767,043)	$(19,801,062)	(6,231,403)	$(155,254,964)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 71% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

27        Invesco Equally-Weighted S&P 500 Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average		to average net		Ratio of net
	Net asset		on securities		Dividends	Distributions					net assets		assets without		nvestment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income to
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 08/31/11	$25.26	$0.39	$4.65	$5.04	$(0.41)	$—	$(0.41)	$29.89	19.91%	$639,478	0.56	%(d)	0.56	%(d)	1.26	%(d)	22%
Two months 08/31/10	24.74	0.08	0.44	0.52	—	—	—	25.26	2.10	556,910	0.65	(e)	0.65	(e)	1.81	(e)	0
Year ended 06/30/10	20.14	0.30	4.56	4.86	(0.26)	—	(0.26)	24.74	24.08	552,673	0.64		0.64		1.17		24
Year ended 06/30/09	33.39	0.37	(9.39)	(9.02)	(0.46)	(3.77)	(4.23)	20.14	(24.61)	486,937	0.75	(f)	0.75	(f)	1.62	(f)	39
Year ended 06/30/08	45.39	0.48	(7.81)	(7.33)	(0.48)	(4.19)	(4.67)	33.39	(17.31)	799,622	0.62	(f)	0.62	(f)	1.22	(f)	25
Year ended 06/30/07	40.04	0.45	7.54	7.99	(0.40)	(2.24)	(2.64)	45.39	20.44	1,070,820	0.62	(f)	0.62	(f)	1.05	(f)	14

Class B
Year ended 08/31/11	25.05	0.16	4.60	4.76	(0.11)	—	(0.11)	29.70	18.98	77,702	1.31	(d)	1.31	(d)	0.51	(d)	22
Two months 08/31/10	24.56	0.05	0.44	0.49	—	—	—	25.05	2.00	110,367	1.40	(e)	1.40	(e)	1.06	(e)	0
Year ended 06/30/10	20.08	0.10	4.54	4.64	(0.16)	—	(0.16)	24.56	23.09	118,559	1.39		1.39		0.42		24
Year ended 06/30/09	33.02	0.20	(9.22)	(9.02)	(0.15)	(3.77)	(3.92)	20.08	(25.14)	155,328	1.50	(f)	1.50	(f)	0.87	(f)	39
Year ended 06/30/08	44.85	0.18	(7.74)	(7.56)	(0.08)	(4.19)	(4.27)	33.02	(17.96)	352,174	1.37	(f)	1.37	(f)	0.47	(f)	25
Year ended 06/30/07	39.57	0.12	7.45	7.57	(0.05)	(2.24)	(2.29)	44.85	19.54	630,489	1.38	(f)	1.38	(f)	0.29	(f)	14

Class C
Year ended 08/31/11	24.29	0.16	4.47	4.63	(0.11)	—	(0.11)	28.81	19.04	67,788	1.31	(d)	1.31	(d)	0.51	(d)	22
Two months 08/31/10	23.82	0.04	0.43	0.47	—	—	—	24.29	1.97	55,797	1.40	(e)	1.40	(e)	1.06	(e)	0
Year ended 06/30/10	19.49	0.10	4.42	4.52	(0.19)	—	(0.19)	23.82	23.15	56,462	1.39		1.39		0.42		24
Year ended 06/30/09	32.33	0.19	(9.06)	(8.87)	(0.20)	(3.77)	(3.97)	19.49	(25.17)	51,534	1.50	(f)	1.50	(f)	0.87	(f)	39
Year ended 06/30/08	44.08	0.19	(7.58)	(7.39)	(0.17)	(4.19)	(4.36)	32.33	(17.89)	88,658	1.35	(f)	1.35	(f)	0.49	(f)	25
Year ended 06/30/07	38.97	0.14	7.33	7.47	(0.12)	(2.24)	(2.36)	44.08	19.53	124,080	1.34	(f)	1.34	(f)	0.33	(f)	14

Class R
Year ended 08/31/11	25.14	0.31	4.63	4.94	(0.31)	—	(0.31)	29.77	19.62	1,176	0.81	(d)	0.81	(d)	1.01	(d)	22
Two months 08/31/10	24.63	0.07	0.44	0.51	—	—	—	25.14	2.07	205	0.90	(e)	0.90	(e)	1.56	(e)	0
Year ended 06/30/10	20.10	0.23	4.56	4.79	(0.26)	—	(0.26)	24.63	23.78	208	0.89		0.89		0.92		24
Year ended 06/30/09	33.36	0.30	(9.35)	(9.05)	(0.44)	(3.77)	(4.21)	20.10	(24.78)	73	1.00	(f)	1.00	(f)	1.37	(f)	39
Year ended 06/30/08(g)	34.26	0.09	(0.99)	(0.90)	—	—	—	33.36	(2.63)	97	0.86	(e)(f)	0.86	(e)(f)	0.98	(e)(f)	25

Class Y
Year ended 08/31/11	25.47	0.47	4.68	5.15	(0.49)	—	(0.49)	30.13	20.19	178,056	0.31	(d)	0.31	(d)	1.51	(d)	22
Two months 08/31/10	24.94	0.09	0.44	0.53	—	—	—	25.47	2.12	155,551	0.40	(e)	0.40	(e)	2.06	(e)	0
Year ended 06/30/10	20.27	0.36	4.59	4.95	(0.28)	—	(0.28)	24.94	24.39	151,901	0.39		0.39		1.42		24
Year ended 06/30/09	33.62	0.43	(9.46)	(9.03)	(0.55)	(3.77)	(4.32)	20.27	(24.41)	148,051	0.50	(f)	0.50	(f)	1.87	(f)	39
Year ended 06/30/08	45.68	0.59	(7.87)	(7.28)	(0.59)	(4.19)	(4.78)	33.62	(17.11)	351,338	0.37	(f)	0.37	(f)	1.47	(f)	25
Year ended 06/30/07	40.28	0.56	7.58	8.14	(0.50)	(2.24)	(2.74)	45.68	20.72	537,295	0.38	(f)	0.38	(f)	1.29	(f)	14

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $676,139, $108,679, $71,299, $476 and $183,290 for Class A, Class B, Class C, Class R and Class Y shares, respectively.
(e)	Annualized.
(f)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is less than 0.005%.
(g)	Commencement date of March 31, 2008.

28        Invesco Equally-Weighted S&P 500 Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)
and Shareholders of Invesco Equally-Weighted S&P 500 Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Equally-Weighted S&P 500 Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2011, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended, the two month period ended August 31, 2010, and the year ended June 30, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended June 30, 2009 and prior were audited by other independent auditors whose report dated August 24, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

October 21, 2011
Houston, Texas

29        Invesco Equally-Weighted S&P 500 Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2011 through August 31, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/11)	(08/31/11)[1]	Period[2]	(08/31/11)	Period[2]	Ratio
A	$1,000.00	$914.90	$2.99	$1,022.08	$3.16	0.62%

B	1,000.00	911.30	6.60	1,018.30	6.97	1.37

C	1,000.00	911.70	6.60	1,018.30	6.97	1.37

R	1,000.00	913.80	4.20	1,020.82	4.43	0.87

Y	1,000.00	915.80	1.79	1,023.34	1.89	0.37

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2011 through August 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

30        Invesco Equally-Weighted S&P 500 Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Equally-Weighted S&P 500 Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 14-15, 2011, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 80% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2011. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided. The Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies and limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees also considered information provided in connection with fund acquisitions approved by the Trustees to rationalize the Invesco Funds product range following the acquisition of the retail mutual fund business of Morgan Stanley (the Morgan Stanley Transaction). The Trustees recognized that the advisory fees for the Invesco Funds include advisory fees that are the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees inherited from Morgan Stanley and Van Kampen funds acquired in the Morgan Stanley Transaction. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. One Trustee may have weighed a particular piece of information differently than another Trustee.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 15, 2011, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Board met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ performance and investment process oversight, independent credit analysis and investment risk management.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and the advisory services are provided in accordance with the terms of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate and satisfactory and in accordance with the terms of the Fund’s sub-advisory contracts.

31        Invesco Equally-Weighted S&P 500 Fund

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Multi-Cap Core Funds Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of the performance universe for the one and three year periods and the second quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was below the median contractual advisory fee rate of funds in the expense group. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year and including only one fund per investment adviser. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board also compared the Fund’s effective fee rate (the advisory fee after advisory fee waivers and before expense limitations/waivers) to the advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board noted that the Fund’s rate was the same as the rate of one mutual fund and above the rate of the other mutual fund, which was a fund-of-funds that does not pay an advisory fee.
  Other than the mutual funds described above, the Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts in a manner substantially similar to the management of the Fund.
  The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2012 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers provides services to sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described above other than day-to-day portfolio management. The Board also noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  Based upon the information and considerations described above, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board concluded that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts. The Board concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

32        Invesco Equally-Weighted S&P 500 Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2011:

Federal and State Income Tax

Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

33        Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	143	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	143	None

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	161	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	143	ACE Limited (insurance company); and Investment Company Institute

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and continues to serve as counsel to the Invesco Van Kampen closed-end funds.

T-1        Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	161	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Bob R. Baker — 1936 Trustee	1983	Retired	143	None
		Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	143	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	143	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	161	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	161	Board of Nature’s Sunshine Products, Inc.
		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	143	Administaff
		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	143	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired	143	None
		Formerly: Chief Executive Officer, YWCA of the U.S.A.

Larry Soll — 1942 Trustee	1997	Retired	143	None
		Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)

T-2        Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	161	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	143	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A
		Formerly: Director and Secretary, Van Kampen Advisors, Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services, Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)	N/A	N/A
		Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

T-3        Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A
		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management) and Van Kampen Funds Inc.	N/A	N/A
		Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Investor Services Inc., Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.). Formerly: Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4        Invesco Equally-Weighted S&P 500 Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-09913 and 333-36074.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client
Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

MS-EWSP-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2011

Invesco S&P 500 Index Fund
Nasdaq:
A: SPIAX • B: SPIBX • C: SPICX • Y: SPIDX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
18	Financial Statements
20	Notes to Financial Statements
27	Financial Highlights
28	Auditor’s Report
29	Fund Expenses
30	Approval of Investment Advisory and Sub-Advisory Agreements
32	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor	Dear Shareholders:
Enclosed is important information about your Fund and its performance. I encourage you to read this report to learn more about your Fund’s short- and long-term performance and its holdings as of the close of the reporting period. This report also includes useful information about your Fund’s management team and a discussion of how your Fund was managed during the reporting period.
Data indicated that economic growth in the U.S. and most of Europe was anemic during the reporting period. In the U.S., unemployment remained high, and the housing market remained weak. Concerns about European sovereign debt persisted. Nonetheless, equity markets rose in late 2010 and early 2011 as investors anticipated better news ahead. But contentious negotiations to raise the U.S. government’s debt ceiling heightened investor unease, and following the first-ever downgrade of U.S. creditworthiness in August, global stock markets declined as many investors sought safer havens.
Where you can get current information about your Fund
In light of economic uncertainty and market volatility, I suggest you check the timely market updates and commentary from many of our fund managers and other investment professionals at invesco.com/us. On our website, you also can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
As we’ve seen over the last several years, market conditions can change — often suddenly and dramatically. That’s one reason financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it can cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals — financing your retirement or your children’s education, for example — may help you avoid making rash investment decisions based on short-term market swings.
     Invesco’s investment professionals apply these same principles to the funds they manage.
     Invesco offers a broad array of traditional mutual funds, as well as other investment products, including single-country, sector, regional and global investments spanning equity, fixed income and alternative asset classes. Across our product line, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus — investment management — that allows our fund managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be, and that it’s managed with a long-term focus.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser will be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.

2	Invesco S&P 500 Index Fund

Bruce Crockett	Dear Fellow Shareholders:
Although the world’s economies are gradually recovering from the financial crisis, it has not been a smooth path. Unrest in the Middle East, persistently weak job and housing markets in the U.S. and continued government balance sheet repair in Europe are contributing to a slow, labored march toward global recovery.
In this environment, investors face risks that could make it more difficult to achieve their long-term financial goals — a secure retirement, home ownership, a child’s college education. Although the markets are complex and dynamic, there are ways to simplify the process and potentially increase your odds of achieving your goals. The best approach is to create a solid financial plan that helps you save and invest in ways that anticipate your needs over the long term.
     Your financial adviser can help you define your financial plan, develop an appropriate investment strategy and put you in a better position to achieve your financial goals over the long term. This can take some of the guesswork out of the process and help you make thoughtful investments. Your financial adviser also can help you better understand your tolerance for risk, so that your investment approach lets you sleep at night while getting you closer to your goals. Lastly, your financial adviser can develop an asset allocation strategy that seeks to balance your investment approach, providing some protection against a decline in the markets while allowing you to participate in rising markets. Invesco calls this type of approach “intentional investing.” It means thinking carefully, planning thoughtfully and acting deliberately.
     While no investment can guarantee favorable returns, your Board remains committed to managing costs and enhancing the performance of Invesco’s funds as part of our Investor First orientation. We continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Thanks to the approval of our fund shareholders, Invesco has made great progress in realigning our U.S. mutual fund product line following our acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. When completed, the realignment will reduce overlap in the product lineup, enhance efficiency across our product line and build a solid foundation for further growth to meet client and shareholder needs. I would like to thank those of you who voted your proxy, and I hope our shareholders haven’t been too inconvenienced by the process.
     As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of your Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

3	Invesco S&P 500 Index Fund

Management’s Discussion of Fund Performance

Performance summary
For the 12 months ended August 31, 2011, Invesco S&P 500 Index Fund, at net asset value, underperformed the S&P 500 Index and the Lipper S&P 500 Objective Funds Index. The Fund seeks to provide investment results that, before expenses, correspond to the total return (appreciation and income) of the S&P 500 Index. The consumer discretionary, consumer staples, energy, health care and information technology (IT) sectors contributed the most to the Fund’s overall positive performance for the reporting period.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 8/31/10 to 8/31/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	17.94%

Class B Shares	17.02

Class C Shares	17.01

Class Y Shares	18.21

S&P 500 Index▼ (Broad Market / Style-Specific Index)	18.48

Lipper S&P 500 Objective Funds Index▼ (Peer Group Index)	18.24

▼	Lipper Inc.

How we invest
The Fund normally invests at least 80% of its assets in common stocks of companies included in the S&P 500 Index. The Fund’s assets are managed by investing in stocks in approximately the same proportion as they are represented in the S&P 500 Index. For example, if the common stock of a specific company represents 5% of the S&P 500 Index, the Fund typically invests 5% of its assets in that stock. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies representing a significant portion of the market value of all common stocks publicly traded in the United States. The Fund may invest in foreign companies, including those in emerging market countries, that are included in the S&P
500 Index. Buy and sell decisions for the Fund are a function of changes in the S&P 500 Index rather than independent decisions made by the investment team.

Market conditions and your Fund
The fiscal year covered by this report began with U.S. equity markets posting very strong results across most capitalization ranges. These gains were the result of continuing improvement in the overall U.S. economy. Third quarter 2010 gross domestic product, the broadest measure of overall U.S. economic activity, was strong when initially reported and was subsequently revised upward. But companies found them-selves much too early in the recovery cycle to start testing pricing power. Also, improvement in retail sales over the previous year offered encouraging signs that the American consumer is willing to spend. The strong performance of the equity markets continued during the beginning of 2011.
     The market stumbled in May and June as ongoing concerns over slower economic growth and Greek sovereign-debt fears clouded the recovery picture. The expiration of the U.S. Federal Reserve’s bond buying program and haggling over raising the U.S. debt ceiling also weighed heavily on the market. The uncertainty continued in July over concerns about job creation. The country’s ability to pay its debts became a growing issue throughout the month, as the battle between Congress and the White House over raising the debt ceiling grew to a fever pitch. With the threat of a down-grade from the major ratings agencies, the stakes were of the highest order.
     Even though an agreement to raise the debt limit was reached at the eleventh hour, the fiscal year ended on a sour note. The fateful and unprecedented decision by Standard & Poor’s to down-grade U.S. government debt helped to precipitate a wave of selling and an increase in stock-market volatility. The downgrade also caused most investors to lower their expectations for future economic growth. As a result, the U.S. dollar and oil fell, while gold and, ironically, U.S. Treasuries, rallied.
     The Fund stayed true to its process by maintaining the same exposure to all constituents of the S&P 500 Index as the index itself. On an absolute basis, all sectors in the Fund, aside from the financials sector, posted positive returns for the fiscal year. Sectors that contributed most to overall Fund Performance

Portfolio Composition
By sector

Information Technology	18.4%

Financials	14.0

Energy	12.3

Health Care	11.7

Consumer Staples	11.3

Consumer Discretionary	10.7

Industrials	10.4

Materials	3.6

Utilities	3.6

Telecommunication Services	3.1

Money Market Funds

Plus Other Assets Less Liabilities	0.9

Top 10 Equity Holdings*

1. Exxon Mobil Corp.	3.2%

2. Apple Inc.	3.2

3. International Business Machines Corp.	1.9

4. Chevron Corp.	1.8

5. Microsoft Corp.	1.8

6. Johnson & Johnson	1.6

7. Procter & Gamble Co.	1.6

8. General Electric Co.	1.5

9. AT&T Inc.	1.5

10. Coca-Cola Co.	1.4

Top Five Industries

1. Integrated Oil & Gas	6.8%

2. Pharmaceuticals	5.9

3. Computer Hardware	3.9

4. Systems Software	3.1

5. Other Diversified Financial Services	2.9

Total Net Assets	$493.0 million

Total Number of Holdings*	500

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	Invesco S&P 500 Index Fund

were the consumer discretionary, consumer staples, energy, health care and IT sectors. The financials sector was the primary detractor at the sector level.
     Among individual stocks, Apple and International Business Machines were top contributors in the IT sector. At the end of the reporting period, Steve Jobs, chief executive officer of Apple, announced his resignation from the company he founded. He named Tim Cook, Apple’s chief operating officer, as his successor. Holdings in the energy sector were also strong performers during the fiscal year. Top contributors in this sector included Exxon Mobil and Chevron.
     Detracting from Fund performance were several financials sector companies, including Morgan Stanley, Citigroup and Bank of America.
     During the reporting period, the Fund invested in S&P 500 futures contracts, a derivative instrument, as a means to gain exposure to the equity market. These futures contracts contributed to the Fund’s performance.
     Despite some meaningful challenges, the U.S. economy continued to grow over the 12 months ended August 31, 2011. U.S. equity markets, reflecting this economic expansion, posted some sizable gains over the reporting period. Some significant economic challenges remain, including housing weakness, unemployment, government and household deleveraging and Europe’s sovereign debt crisis. However, slower growth does not mean no growth or, worse, contraction.
     We welcome new investors who joined the Fund during the fiscal year and thank all of our shareholders for your investment in Invesco S&P 500 Index Fund.
     The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Anthony Munchak
Chartered Financial Analyst, portfolio manager, is manager of Invesco S&P 500 Index Fund. He joined Invesco in 2000. Mr. Munchak earned a B.S. and M.S. in finance from Boston College and an M.B.A. from Bentley College.
Glen Murphy
Chartered Financial Analyst, portfolio manager, is manager of Invesco S&P 500 Index Fund. He joined Invesco in 1995. Mr. Murphy earned a B.B.A. from the University of Massachusetts and an M.S. in finance from Boston College.
Francis Orlando
Chartered Financial Analyst, portfolio manager, is manager of Invesco S&P 500 Index Fund. He joined Invesco in 1987. Mr. Orlando earned a B.A. in business administration from Merrimack College and an M.B.A. from Boston University.
Daniel Tsai
Chartered Financial Analyst, portfolio manager, is manager of Invesco S&P 500 Index Fund. He joined Invesco in 2000. Mr. Tsai earned a B.S. in mechanical engineering from National Taiwan University and an M.S. in mechanical engineering from the University of Michigan. He also earned an M.S. in computer science from Wayne State University.
Anne Unflat
Portfolio manager, is manager of Invesco S&P 500 Index Fund. She joined Invesco in 1988. Ms. Unflat graduated magna cum laude from Queens College with a B.A. in economics. She earned an M.B.A. in finance from St. John’s University.

5	Invesco S&P 500 Index Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Classes since Inception
Fund data from 9/26/97, index data from 9/30/97

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

6            Invesco S&P 500 Index Fund

Average Annual Total Returns
As of 8/31/11, including maximum applicable
sales charges

Class A Shares

Inception (9/26/97)	2.64%

10 Years	1.57

5 Years	-0.76

1 Year	11.46

Class B Shares

Inception (9/26/97)	2.61%

10 Years	1.53

5 Years	-0.77

1 Year	12.02

Class C Shares

Inception (9/26/97)	2.29%

10 Years	1.39

5 Years	-0.39

1 Year	16.01

Class Y Shares

Inception (9/26/97)	3.30%

10 Years	2.39

5 Years	0.62

1 Year	18.21

Average Annual Total Returns
As of 6/30/11, the most recent calendar quarter-end,
including maximum applicable sales charges

Class A Shares

Inception (9/26/97)	3.26%

10 Years	1.60

5 Years	1.37

1 Year	22.92

Class B Shares

Inception (9/26/97)	3.22%

10 Years	1.55

5 Years	1.38

1 Year	24.07

Class C Shares
Inception (9/26/97)	2.90%

10 Years	1.41

5 Years	1.77

1 Year	28.08

Class Y Shares
Inception (9/26/97)	3.92%

10 Years	2.41

5 Years	2.77

1 Year	30.37

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Morgan Stanley S&P 500 Index Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco S&P 500 Index Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco S&P 500 Index Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, and Class Y shares was 0.61%, 1.36%, 1.36% and 0.36%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7            Invesco S&P 500 Index Fund

Invesco S&P 500 Index Fund’s investment objective is to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor’s 500 Composite Stock Price Index.
■	Unless otherwise stated, information presented in this report is as of August 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased or acquired by exchange from share classes other than Class B shares. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Equity risk. A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

■	Index risk. The Fund is operated as a passively managed index fund. As such, the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from the Fund’s portfolio. The Fund will remain invested in common stocks even when stock prices are generally falling. Ordinarily, the adviser will not sell the Fund’s portfolio securities except to reflect additions or deletions of the stocks that comprise the S&P 500 Index, or as may be necessary to raise cash to pay Fund shareholders who sell Fund shares.

     The Fund’s ability to correlate its performance, before expenses, with the S&P 500 Index may be affected by, among other things, changes in securities markets, the manner in which the S&P 500 Index is calculated and the timing of purchases and sales, and also depends to some extent on the size of the Fund’s portfolio, the size of cash flows into and out of the Fund and differences between how and when the Fund and the Index are valued.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The Lipper S&P 500 Objective Funds Index is an unmanaged index considered representative of S&P 500 funds tracked by Lipper.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	SPIAX
Class B Shares	SPIBX
Class C Shares	SPICX
Class Y Shares	SPIDX

8          Invesco S&P 500 Index Fund

Schedule of Investments(a)

August 31, 2011

	Shares	Value

Common Stocks & Other Equity Interests–99.13%
Advertising–0.14%
Interpublic Group of Cos., Inc. (The)	21,463	$185,226

Omnicom Group Inc.	12,322	499,657

		684,883

Aerospace & Defense–2.61%
Boeing Co. (The)	32,426	2,168,002

General Dynamics Corp.	16,339	1,047,003

Goodrich Corp.	5,475	488,261

Honeywell International Inc.	34,566	1,652,601

ITT Corp.	8,065	381,797

L-3 Communications Holdings, Inc.	4,616	313,057

Lockheed Martin Corp.	12,507	927,894

Northrop Grumman Corp.	12,212	667,020

Precision Castparts Corp.	6,318	1,035,204

Raytheon Co.	15,644	676,290

Rockwell Collins, Inc.	6,791	342,674

Textron Inc.	12,129	204,616

United Technologies Corp.	40,200	2,984,850

		12,889,269

Agricultural Products–0.17%
Archer-Daniels-Midland Co.	29,957	853,175

Air Freight & Logistics–1.00%
C.H. Robinson Worldwide, Inc.	7,157	504,569

Expeditors International of Washington, Inc.	9,327	424,379

FedEx Corp.	13,863	1,091,295

United Parcel Service, Inc.–Class B	43,316	2,919,065

		4,939,308

Airlines–0.06%
Southwest Airlines Co.	34,772	299,735

Aluminum–0.12%
Alcoa Inc.	46,721	598,496

Apparel Retail–0.49%
Abercrombie & Fitch Co.–Class A	3,817	242,799

Gap, Inc. (The)	17,164	283,549

Limited Brands, Inc.	11,043	416,763

Ross Stores, Inc.	5,144	393,645

TJX Cos., Inc. (The)	16,958	926,246

Urban Outfitters, Inc.(b)	5,453	142,732

		2,405,734

Apparel, Accessories & Luxury Goods–0.32%
Coach, Inc.	12,895	724,957

Polo Ralph Lauren Corp.	2,829	387,884

VF Corp.	3,846	450,213

		1,563,054

Application Software–0.55%
Adobe Systems Inc.(b)	22,156	559,218

Autodesk, Inc.(b)	10,096	284,707

Citrix Systems, Inc.(b)	8,239	497,883

Compuware Corp.(b)	9,622	81,402

Intuit Inc.(b)	12,003	592,108

Salesforce.com, Inc.(b)	5,271	678,641

		2,693,959

Asset Management & Custody Banks–1.13%
Ameriprise Financial, Inc.	10,600	484,420

Bank of New York Mellon Corp. (The)	54,539	1,127,321

BlackRock, Inc.	4,404	725,559

Federated Investors, Inc.–Class B	4,092	72,470

Franklin Resources, Inc.	6,323	758,254

Invesco Ltd.(c)	20,294	371,380

Janus Capital Group Inc.	8,171	59,648

Legg Mason, Inc.	6,532	185,966

Northern Trust Corp.	10,658	409,587

State Street Corp.	22,137	786,306

T. Rowe Price Group Inc.	11,402	609,779

		5,590,690

Auto Parts & Equipment–0.19%
Johnson Controls, Inc.	29,799	949,992

Automobile Manufacturers–0.38%
Ford Motor Co.(b)	166,826	1,855,105

Automotive Retail–0.23%
AutoNation, Inc.(b)	2,781	112,297

AutoZone, Inc.(b)	1,125	345,375

CarMax, Inc.(b)	9,919	278,823

O’Reilly Automotive, Inc.(b)	6,044	392,135

		1,128,630

Biotechnology–1.24%
Amgen Inc.	40,835	2,262,463

Biogen Idec Inc.(b)	10,599	998,426

Celgene Corp.(b)	20,326	1,208,787

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco S&P 500 Index Fund

	Shares	Value

Biotechnology–(continued)

Cephalon Inc.(b)	3,329	$268,450

Gilead Sciences, Inc.(b)	34,568	1,378,745

		6,116,871

Brewers–0.06%
Molson Coors Brewing Co.–Class B	6,958	304,413

Broadcasting–0.29%
CBS Corp.–Class B	29,373	735,794

Discovery Communications, Inc.–Class A(b)	12,212	516,323

Scripps Networks Interactive–Class A	4,021	172,300

		1,424,417

Building Products–0.03%
Masco Corp.	15,715	139,392

Cable & Satellite–1.06%
Cablevision Systems Corp.–Class A	10,109	182,569

Comcast Corp.–Class A	121,498	2,613,422

DIRECTV–Class A(b)	33,722	1,482,756

Time Warner Cable Inc.	14,774	967,697

		5,246,444

Casinos & Gaming–0.15%
International Game Technology	13,171	200,990

Wynn Resorts Ltd.	3,342	517,074

		718,064

Coal & Consumable Fuels–0.28%
Alpha Natural Resources, Inc.(b)	9,950	329,046

CONSOL Energy Inc.	9,954	454,500

Peabody Energy Corp.	11,890	580,232

		1,363,778

Commercial Printing–0.03%
R. R. Donnelley & Sons Co.	8,262	125,996

Communications Equipment–2.00%
Cisco Systems, Inc.	241,583	3,788,022

F5 Networks, Inc.(b)	3,588	292,853

Harris Corp.	5,584	225,314

JDS Uniphase Corp.(b)	9,919	128,649

Juniper Networks, Inc.(b)	23,413	490,034

Motorola Mobility Holdings Inc.(b)	12,955	488,663

Motorola Solutions, Inc.(b)	14,913	627,688

QUALCOMM, Inc.	73,329	3,773,510

Tellabs, Inc.	15,956	65,101

		9,879,834

Computer & Electronics Retail–0.10%
Best Buy Co., Inc.	14,170	362,610

GameStop Corp.–Class A(b)	6,252	149,611

		512,221

Computer Hardware–3.87%
Apple Inc.(b)	40,617	15,630,640

Dell Inc.(b)	72,113	1,071,960

Hewlett-Packard Co.	91,102	2,371,385

		19,073,985

Computer Storage & Peripherals–0.70%
EMC Corp.(b)	90,374	2,041,549

Lexmark International, Inc.–Class A(b)	3,481	111,253

NetApp, Inc.(b)	16,157	607,826

SanDisk Corp.(b)	10,426	382,113

Western Digital Corp.(b)	10,190	300,503

		3,443,244

Construction & Engineering–0.17%
Fluor Corp.	7,646	464,265

Jacobs Engineering Group, Inc.(b)	5,609	208,879

Quanta Services, Inc.(b)	9,469	181,710

		854,854

Construction & Farm Machinery & Heavy Trucks–1.19%
Caterpillar Inc.	28,305	2,575,755

Cummins Inc.	8,590	798,183

Deere & Co.	18,434	1,489,836

Joy Global Inc.	4,657	388,626

PACCAR Inc.	16,052	604,037

		5,856,437

Construction Materials–0.04%
Vulcan Materials Co.	5,717	200,267

Consumer Electronics–0.02%
Harman International Industries, Inc.	3,057	110,633

Consumer Finance–0.84%
American Express Co.	45,937	2,283,528

Capital One Financial Corp.	20,164	928,552

Discover Financial Services	23,959	602,808

SLM Corp.(b)	23,165	318,056

		4,132,944

Data Processing & Outsourced Services–1.25%
Automatic Data Processing, Inc.	21,947	1,098,009

Computer Sciences Corp.	6,792	208,243

Fidelity National Information Services, Inc.	11,796	332,411

Fiserv, Inc.(b)	6,292	351,282

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco S&P 500 Index Fund

	Shares	Value

Data Processing & Outsourced Services–(continued)

MasterCard, Inc.–Class A	4,135	$1,363,351

Paychex, Inc.	14,144	381,605

Total System Services, Inc.	7,119	129,210

Visa Inc.–Class A	21,037	1,848,732

Western Union Co.	27,770	458,760

		6,171,603

Department Stores–0.36%
JC Penney Co., Inc.	9,405	250,455

Kohl’s Corp.	12,330	571,372

Macy’s, Inc.	18,744	486,407

Nordstrom, Inc.	7,360	334,586

Sears Holdings Corp.(b)	1,843	110,377

		1,753,197

Distillers & Vintners–0.10%
Brown-Forman Corp.–Class B	4,564	327,467

Constellation Brands, Inc.–Class A(b)	7,877	155,728

		483,195

Distributors–0.08%
Genuine Parts Co.	6,906	379,968

Diversified Banks–1.67%
Comerica Inc.	8,824	225,806

U.S. Bancorp	84,623	1,964,100

Wells Fargo & Co.	232,311	6,063,317

		8,253,223

Diversified Chemicals–0.91%
Dow Chemical Co. (The)	51,633	1,468,959

E. I. du Pont de Nemours and Co.	40,790	1,968,933

Eastman Chemical Co.	3,074	254,312

FMC Corp.	3,199	242,900

PPG Industries, Inc.	6,929	530,692

		4,465,796

Diversified Metals & Mining–0.41%
Freeport-McMoRan Copper & Gold Inc.	41,608	1,961,401

Titanium Metals Corp.(b)	4,003	64,168

		2,025,569

Diversified REIT’s–0.12%
Vornado Realty Trust	7,164	615,459

Diversified Support Services–0.09%
Cintas Corp.	4,947	158,205

Iron Mountain Inc.	8,798	286,287

		444,492

Drug Retail–0.72%
CVS Caremark Corp.	59,556	2,138,656

Walgreen Co.	40,209	1,415,759

		3,554,415

Education Services–0.08%
Apollo Group, Inc.–Class A(b)	5,370	251,450

DeVry, Inc.	2,722	120,258

		371,708

Electric Utilities–1.96%
American Electric Power Co., Inc.	21,160	817,411

Duke Energy Corp.	58,474	1,105,743

Edison International	14,279	531,036

Entergy Corp.	7,856	512,290

Exelon Corp.	29,092	1,254,447

FirstEnergy Corp.	18,368	812,784

NextEra Energy, Inc.	18,533	1,051,192

Northeast Utilities	7,744	268,717

Pepco Holdings, Inc.	9,898	192,813

Pinnacle West Capital Corp.	4,793	212,042

PPL Corp.	25,349	732,079

Progress Energy, Inc.	12,935	631,228

Southern Co.	37,295	1,542,521

		9,664,303

Electrical Components & Equipment–0.46%
Emerson Electric Co.	33,015	1,536,848

Rockwell Automation, Inc.	6,333	406,136

Roper Industries, Inc.	4,236	325,960

		2,268,944

Electronic Components–0.28%
Amphenol Corp.–Class A	7,719	362,639

Corning Inc.	68,954	1,036,378

		1,399,017

Electronic Equipment & Instruments–0.04%
FLIR Systems, Inc.	6,989	180,805

Electronic Manufacturing Services–0.06%
Jabil Circuit, Inc.	8,608	145,045

Molex Inc.	6,138	134,115

		279,160

Environmental & Facilities Services–0.29%
Republic Services, Inc.	13,325	404,547

Stericycle, Inc.(b)	3,795	332,860

Waste Management, Inc.	20,827	688,124

		1,425,531

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco S&P 500 Index Fund

	Shares	Value

Fertilizers & Agricultural Chemicals–0.44%
CF Industries Holdings, Inc.	3,118	$570,033

Monsanto Co.	23,541	1,622,681

		2,192,714

Food Distributors–0.14%
Sysco Corp.	25,627	715,762

Food Retail–0.29%
Kroger Co. (The)	26,637	627,568

Safeway Inc.	15,552	285,068

SUPERVALU Inc.	9,318	74,264

Whole Foods Market, Inc.	6,558	433,025

		1,419,925

Footwear–0.29%
NIKE, Inc.–Class B	16,659	1,443,502

Gas Utilities–0.09%
Nicor Inc.	1,982	110,199

ONEOK, Inc.	4,656	330,111

		440,310

General Merchandise Stores–0.40%
Big Lots, Inc.(b)	3,340	113,226

Family Dollar Stores, Inc.	5,352	285,744

Target Corp.	30,269	1,563,999

		1,962,969

Gold–0.28%
Newmont Mining Corp.	21,683	1,357,789

Health Care Distributors–0.43%
AmerisourceBergen Corp.	12,032	476,227

Cardinal Health, Inc.	15,398	654,415

McKesson Corp.	11,073	885,065

Patterson Cos. Inc.	4,232	123,659

		2,139,366

Health Care Equipment–1.87%
Baxter International Inc.	25,052	1,402,411

Becton, Dickinson and Co.	9,607	781,818

Boston Scientific Corp.(b)	67,123	455,094

C.R. Bard, Inc.	3,736	355,891

CareFusion Corp.(b)	9,813	251,311

Covidien PLC (Ireland)	21,773	1,136,115

Edwards Lifesciences Corp.(b)	5,067	382,305

Intuitive Surgical, Inc.(b)	1,730	659,735

Medtronic, Inc.	46,969	1,647,203

St. Jude Medical, Inc.	14,443	657,734

Stryker Corp.	14,653	715,653

Varian Medical Systems, Inc.(b)	5,124	291,863

Zimmer Holdings, Inc.(b)	8,431	479,640

		9,216,773

Health Care Facilities–0.02%
Tenet Healthcare Corp.(b)	21,501	113,525

Health Care Services–0.60%
DaVita, Inc.(b)	4,155	305,725

Express Scripts, Inc.(b)	21,442	1,006,488

Laboratory Corp. of America Holdings(b)	4,444	371,207

Medco Health Solutions, Inc.(b)	17,559	950,644

Quest Diagnostics Inc.	6,910	345,984

		2,980,048

Health Care Supplies–0.04%
DENTSPLY International Inc.	6,216	218,803

Health Care Technology–0.09%
Cerner Corp.(b)	6,372	420,297

Home Entertainment Software–0.07%
Electronic Arts Inc.(b)	14,601	329,691

Home Furnishings–0.03%
Leggett & Platt, Inc.	6,270	139,131

Home Improvement Retail–0.70%
Home Depot, Inc. (The)	69,935	2,334,430

Lowe’s Cos., Inc.	57,189	1,139,777

		3,474,207

Homebuilding–0.06%
D.R. Horton, Inc.	12,343	129,848

Lennar Corp.–Class A	7,041	103,503

Pulte Group Inc.(b)	14,795	71,016

		304,367

Homefurnishing Retail–0.13%
Bed Bath & Beyond Inc.(b)	10,906	620,115

Hotels, Resorts & Cruise Lines–0.33%
Carnival Corp.	18,968	626,513

Marriott International Inc.–Class A	12,456	364,712

Starwood Hotels & Resorts Worldwide, Inc.	8,597	383,082

Wyndham Worldwide Corp.	7,478	242,885

		1,617,192

Household Appliances–0.14%
Stanley Black & Decker Inc.	7,431	460,573

Whirlpool Corp.	3,362	210,764

		671,337

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco S&P 500 Index Fund

	Shares	Value

Household Products–2.30%
Clorox Co. (The)	5,844	$407,327

Colgate-Palmolive Co.	21,472	1,931,836

Kimberly-Clark Corp.	17,255	1,193,355

Procter & Gamble Co. (The)	122,600	7,807,168

		11,339,686

Housewares & Specialties–0.11%
Fortune Brands, Inc.	6,818	389,444

Newell Rubbermaid Inc.	12,789	177,000

		566,444

Human Resource & Employment Services–0.03%
Robert Half International, Inc.	6,495	155,360

Hypermarkets & Super Centers–1.21%
Costco Wholesale Corp.	19,187	1,506,947

Wal-Mart Stores, Inc.	83,888	4,463,680

		5,970,627

Independent Power Producers & Energy Traders–0.18%
AES Corp. (The)(b)	28,851	313,322

Constellation Energy Group Inc.	8,783	338,057

NRG Energy, Inc.(b)	10,547	247,222

		898,601

Industrial Conglomerates–2.46%
3M Co.	31,210	2,589,806

Danaher Corp.	23,916	1,095,592

General Electric Co.(d)	465,820	7,597,524

Tyco International Ltd.	20,596	856,382

		12,139,304

Industrial Gases–0.46%
Air Products & Chemicals, Inc.	9,347	765,239

Airgas, Inc.	3,055	198,208

Praxair, Inc.	13,354	1,315,236

		2,278,683

Industrial Machinery–0.76%
Dover Corp.	8,191	471,146

Eaton Corp.	14,986	643,649

Flowserve Corp.	2,416	227,925

Illinois Tool Works Inc.	21,962	1,022,112

Ingersoll-Rand PLC (Ireland)	14,549	487,537

Pall Corp.	5,097	260,610

Parker Hannifin Corp.	7,094	520,912

Snap-On Inc.	2,525	133,598

		3,767,489

Industrial REIT’s–0.11%
Prologis, Inc.	19,952	543,293

Insurance Brokers–0.28%
Aon Corp.	14,502	677,678

Marsh & McLennan Cos., Inc.	24,058	715,004

		1,392,682

Integrated Oil & Gas–6.76%
Chevron Corp.	88,295	8,733,258

ConocoPhillips	62,084	4,226,058

Exxon Mobil Corp.	216,367	16,019,813

Hess Corp.	13,279	787,976

Murphy Oil Corp.	8,465	453,555

Occidental Petroleum Corp.	35,702	3,096,791

		33,317,451

Integrated Telecommunication Services–2.74%
AT&T Inc.	260,109	7,407,905

CenturyLink Inc.	27,002	976,122

Frontier Communications Corp.	43,711	327,396

Verizon Communications Inc.	124,260	4,494,484

Windstream Corp.	22,399	284,467

		13,490,374

Internet Retail–1.07%
Amazon.com, Inc.(b)	15,685	3,376,824

Expedia, Inc.	8,791	266,455

Netflix Inc.(b)	1,932	454,039

Priceline.com Inc.(b)	2,172	1,166,929

		5,264,247

Internet Software & Services–1.78%
Akamai Technologies, Inc.(b)	8,200	179,908

eBay Inc.(b)	50,165	1,548,594

Google Inc.–Class A(b)	11,039	5,971,657

Monster Worldwide, Inc.(b)	5,685	53,666

VeriSign, Inc.	7,411	230,853

Yahoo! Inc.(b)	57,228	778,587

		8,763,265

Investment Banking & Brokerage–0.91%
Charles Schwab Corp. (The)	43,991	542,409

E*TRADE Financial Corp.(b)	11,041	136,467

Goldman Sachs Group, Inc. (The)	22,740	2,642,843

Morgan Stanley	65,277	1,142,347

		4,464,066

IT Consulting & Other Services–2.45%
Accenture PLC–Class A (Ireland)	28,517	1,528,226

Cognizant Technology Solutions Corp.–Class A(b)	13,362	847,819

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco S&P 500 Index Fund

	Shares	Value

IT Consulting & Other Services–(continued)

International Business Machines Corp.	53,199	$9,145,440

SAIC, Inc.(b)	12,239	183,585

Teradata Corp.(b)	7,374	386,103

		12,091,173

Leisure Products–0.13%
Hasbro, Inc.	5,983	231,781

Mattel, Inc.	15,266	410,198

		641,979

Life & Health Insurance–0.93%
Aflac, Inc.	20,542	774,844

Lincoln National Corp.	13,734	284,981

MetLife, Inc.	46,427	1,559,947

Principal Financial Group, Inc.	14,112	357,880

Prudential Financial, Inc.	21,433	1,076,151

Torchmark Corp.	5,026	192,043

Unum Group	13,518	318,214

		4,564,060

Life Sciences Tools & Services–0.46%
Agilent Technologies, Inc.(b)	15,287	563,632

Life Technologies Corp.(b)	7,899	331,758

PerkinElmer, Inc.	4,934	112,840

Thermo Fisher Scientific, Inc.(b)	16,833	924,637

Waters Corp.(b)	4,058	324,112

		2,256,979

Managed Health Care–1.07%
Aetna Inc.	16,668	667,220

CIGNA Corp.	11,853	554,009

Coventry Health Care, Inc.(b)	6,555	215,528

Humana Inc.	7,390	573,760

UnitedHealth Group Inc.	47,587	2,261,334

WellPoint Inc.	16,126	1,020,776

		5,292,627

Metal & Glass Containers–0.08%
Ball Corp.	7,418	266,455

Owens-Illinois, Inc.(b)	7,176	135,913

		402,368

Motorcycle Manufacturers–0.08%
Harley-Davidson, Inc.	10,362	400,595

Movies & Entertainment–1.48%
News Corp.–Class A	100,370	1,733,390

Time Warner Inc.	47,033	1,489,065

Viacom Inc.–Class B	25,699	1,239,720

Walt Disney Co. (The)	83,020	2,827,661

		7,289,836

Multi-Line Insurance–0.34%
American International Group, Inc.(b)	19,160	485,323

Assurant, Inc.	4,202	147,784

Genworth Financial Inc.–Class A(b)	21,545	148,876

Hartford Financial Services Group, Inc. (The)	19,557	374,321

Loews Corp.	13,646	513,363

		1,669,667

Multi-Sector Holdings–0.05%
Leucadia National Corp.	8,696	257,662

Multi-Utilities–1.41%
Ameren Corp.	10,578	320,090

CenterPoint Energy, Inc.	18,684	373,867

CMS Energy Corp.	11,083	218,335

Consolidated Edison, Inc.	12,850	722,299

Dominion Resources, Inc.	25,290	1,232,635

DTE Energy Co.	7,430	375,661

Integrys Energy Group, Inc.	3,436	172,041

NiSource Inc.	12,279	262,279

PG&E Corp.	17,478	740,193

Public Service Enterprise Group Inc.	22,219	758,334

SCANA Corp.	5,006	201,341

Sempra Energy	10,488	550,830

TECO Energy, Inc.	9,440	172,752

Wisconsin Energy Corp.	10,266	324,816

Xcel Energy, Inc.	21,265	524,608

		6,950,081

Office Electronics–0.10%
Xerox Corp.	61,543	510,807

Office REIT’s–0.14%
Boston Properties, Inc.	6,391	666,517

Office Services & Supplies–0.06%
Avery Dennison Corp.	4,648	135,303

Pitney Bowes Inc.	8,953	181,836

		317,139

Oil & Gas Drilling–0.26%
Diamond Offshore Drilling, Inc.	3,057	194,823

Helmerich & Payne, Inc.	4,667	266,112

Nabors Industries Ltd.(b)	12,617	232,657

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco S&P 500 Index Fund

	Shares	Value

Oil & Gas Drilling–(continued)

Noble Corp.(b)	11,075	$373,892

Rowan Cos., Inc.(b)	5,613	202,461

		1,269,945

Oil & Gas Equipment & Services–2.00%
Baker Hughes, Inc.	19,089	1,166,529

Cameron International Corp.(b)	10,761	559,141

FMC Technologies, Inc.(b)	10,555	469,275

Halliburton Co.	40,189	1,783,186

National Oilwell Varco Inc.	18,582	1,228,642

Schlumberger Ltd.	59,600	4,655,952

		9,862,725

Oil & Gas Exploration & Production–2.27%
Anadarko Petroleum Corp.	21,851	1,611,511

Apache Corp.	16,841	1,735,802

Cabot Oil & Gas Corp.	4,634	351,535

Chesapeake Energy Corp.	28,885	935,585

Denbury Resources Inc.(b)	17,448	278,296

Devon Energy Corp.	18,578	1,260,146

EOG Resources, Inc.	11,786	1,091,266

EQT Corp.	6,529	390,565

Marathon Oil Corp.	31,276	841,950

Newfield Exploration Co.(b)	5,770	294,558

Noble Energy, Inc.	7,710	681,256

Pioneer Natural Resources Co.	5,140	401,794

QEP Resources Inc.	7,735	272,349

Range Resources Corp.	7,032	455,392

Southwestern Energy Co.(b)	15,280	579,876

		11,181,881

Oil & Gas Refining & Marketing–0.31%
Marathon Petroleum Corp.	15,638	579,544

Sunoco, Inc.	5,351	204,087

Tesoro Corp.(b)	6,363	153,094

Valero Energy Corp.	25,046	569,045

		1,505,770

Oil & Gas Storage & Transportation–0.42%
El Paso Corp.	33,774	646,434

Spectra Energy Corp.	28,548	741,392

Williams Cos., Inc. (The)	25,832	697,206

		2,085,032

Other Diversified Financial Services–2.87%
Bank of America Corp.	445,067	3,636,198

Citigroup Inc.	128,282	3,983,156

JPMorgan Chase & Co.	174,534	6,555,497

		14,174,851

Packaged Foods & Meats–1.71%
Campbell Soup Co.	8,013	255,374

ConAgra Foods, Inc.	17,959	438,559

Dean Foods Co.(b)	8,040	69,466

General Mills, Inc.	28,039	1,062,959

H.J. Heinz Co.	14,102	742,329

Hershey Co. (The)	6,768	396,943

Hormel Foods Corp.	6,053	167,123

J M Smucker Co. (The)	5,071	365,568

Kellogg Co.	10,987	596,814

Kraft Foods, Inc.–Class A	77,210	2,703,894

McCormick & Co., Inc.	5,809	277,612

Mead Johnson Nutrition Co.	8,975	639,469

Sara Lee Corp.	25,698	463,592

Tyson Foods, Inc.–Class A	13,165	229,993

		8,409,695

Paper Packaging–0.06%
Bemis Co., Inc.	4,657	144,646

Sealed Air Corp.	7,075	130,322

		274,968

Paper Products–0.15%
International Paper Co.	19,204	521,388

MeadWestvaco Corp.	7,482	205,905

		727,293

Personal Products–0.19%
Avon Products, Inc.	18,894	426,248

Estee Lauder Cos. Inc. (The)–Class A	4,989	487,226

		913,474

Pharmaceuticals–5.91%
Abbott Laboratories	68,268	3,584,753

Allergan, Inc.	13,384	1,094,945

Bristol-Myers Squibb Co.	74,931	2,229,197

Eli Lilly and Co.	44,746	1,678,423

Forest Laboratories, Inc.(b)	12,568	430,328

Hospira, Inc.(b)	7,406	342,157

Johnson & Johnson	120,398	7,922,188

Merck & Co., Inc.	135,571	4,490,112

Mylan Inc.(b)	19,292	400,502

Pfizer Inc.	347,039	6,586,800

Watson Pharmaceuticals, Inc.(b)	5,568	373,724

		29,133,129

Property & Casualty Insurance–2.00%
ACE Ltd. (Switzerland)	14,818	956,946

Allstate Corp. (The)	22,969	602,477

Berkshire Hathaway Inc.–Class B(b)	76,041	5,550,993

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco S&P 500 Index Fund

	Shares	Value

Property & Casualty Insurance–(continued)

Chubb Corp. (The)	12,819	$793,368

Cincinnati Financial Corp.	7,144	199,460

Progressive Corp. (The)	28,711	550,677

Travelers Cos., Inc. (The)	18,397	928,313

XL Group PLC (Ireland)	13,589	282,787

		9,865,021

Publishing–0.16%
Gannett Co., Inc.	10,546	121,806

McGraw-Hill Cos., Inc. (The)	13,382	563,516

Washington Post Co. (The)–Class B	235	83,604

		768,926

Railroads–0.83%
CSX Corp.	48,436	1,062,686

Norfolk Southern Corp.	15,514	1,049,988

Union Pacific Corp.	21,544	1,985,710

		4,098,384

Real Estate Services–0.04%
CB Richard Ellis Group, Inc.–Class A(b)	12,819	194,336

Regional Banks–0.83%
BB&T Corp.	30,590	681,851

Fifth Third Bancorp	40,352	428,538

First Horizon National Corp.	11,565	81,418

Huntington Bancshares Inc.	37,922	190,748

KeyCorp	41,761	277,293

M&T Bank Corp.	5,494	417,929

PNC Financial Services Group, Inc.	23,115	1,158,986

Regions Financial Corp.	55,187	250,549

SunTrust Banks, Inc.	23,581	469,262

Zions Bancorp.	8,035	140,130

		4,096,704

Research & Consulting Services–0.06%
Dun & Bradstreet Corp. (The)	2,134	142,743

Equifax Inc.	5,355	173,127

		315,870

Residential REIT’s–0.29%
Apartment Investment & Management Co.–Class A	5,249	139,466

AvalonBay Communities, Inc.	3,798	517,971

Equity Residential	12,941	791,731

		1,449,168

Restaurants–1.47%
Chipotle Mexican Grill, Inc.(b)	1,373	430,257

Darden Restaurants, Inc.	6,037	290,380

McDonald’s Corp.	45,573	4,122,533

Starbucks Corp.	32,924	1,271,525

Yum! Brands, Inc.	20,448	1,111,758

		7,226,453

Retail REIT’s–0.37%
Kimco Realty Corp.	17,873	316,352

Simon Property Group, Inc.	12,875	1,512,813

		1,829,165

Semiconductor Equipment–0.24%
Applied Materials, Inc.	57,900	655,428

KLA-Tencor Corp.	7,331	268,901

MEMC Electronic Materials, Inc.(b)	10,120	70,637

Novellus Systems, Inc.(b)	3,907	109,279

Teradyne, Inc.(b)	8,138	98,470

		1,202,715

Semiconductors–2.04%
Advanced Micro Devices, Inc.(b)	25,366	173,250

Altera Corp.	14,152	514,991

Analog Devices, Inc.	13,159	434,510

Broadcom Corp.–Class A(b)	20,956	747,082

First Solar, Inc.(b)	2,383	238,252

Intel Corp.	232,878	4,687,834

Linear Technology Corp.	9,983	285,813

LSI Corp.(b)	26,601	181,153

Microchip Technology, Inc.	8,392	275,426

Micron Technology, Inc.(b)	37,829	223,569

National Semiconductor Corp.	10,591	263,716

NVIDIA Corp.(b)	26,365	350,918

Texas Instruments Inc.	51,000	1,336,710

Xilinx, Inc.	11,641	362,501

		10,075,725

Soft Drinks–2.50%
Coca-Cola Co. (The)	100,549	7,083,677

Coca-Cola Enterprises, Inc.	14,275	394,276

Dr. Pepper Snapple Group, Inc.	9,754	375,334

PepsiCo, Inc.	69,426	4,473,117

		12,326,404

Specialized Consumer Services–0.04%
H&R Block, Inc.	13,406	202,699

Specialized Finance–0.39%
CME Group Inc.	2,945	786,668

IntercontinentalExchange Inc.(b)	3,228	380,743

Moody’s Corp.	8,670	267,296

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco S&P 500 Index Fund

	Shares	Value

Specialized Finance–(continued)

NASDAQ OMX Group, Inc. (The)(b)	6,555	$155,288

NYSE Euronext	11,492	313,502

		1,903,497

Specialized REIT’s–0.72%
HCP, Inc.	17,833	664,814

Health Care REIT, Inc.	7,727	393,768

Host Hotels & Resorts Inc.	30,138	356,533

Plum Creek Timber Co., Inc.	7,093	269,321

Public Storage	6,111	756,114

Ventas, Inc.	12,627	675,292

Weyerhaeuser Co.	23,655	426,500

		3,542,342

Specialty Chemicals–0.28%
Ecolab Inc.	10,140	543,504

International Flavors & Fragrances Inc.	3,547	205,797

Sherwin-Williams Co. (The)	3,898	295,234

Sigma-Aldrich Corp.	5,384	346,676

		1,391,211

Specialty Stores–0.18%
Staples, Inc.	31,323	461,701

Tiffany & Co.	5,616	404,127

		865,828

Steel–0.30%
AK Steel Holding Corp.	4,854	43,637

Allegheny Technologies, Inc.	4,704	235,764

Cliffs Natural Resources Inc.	6,348	525,932

Nucor Corp.	13,881	500,827

United States Steel Corp.	6,289	189,425

		1,495,585

Systems Software–3.05%
BMC Software, Inc.(b)	7,738	314,240

CA, Inc.	16,672	349,945

Microsoft Corp.	325,943	8,670,084

Oracle Corp.	171,149	4,804,152

Red Hat, Inc.(b)	8,476	335,141

Symantec Corp.(b)	33,185	569,123

		15,042,685

Thrifts & Mortgage Finance–0.07%
Hudson City Bancorp, Inc.	23,133	143,656

People’s United Financial Inc.	16,539	194,333

		337,989

Tires & Rubber–0.03%
Goodyear Tire & Rubber Co. (The)(b)	10,698	133,297

Tobacco–1.86%
Altria Group, Inc.	91,947	2,500,039

Lorillard, Inc.	6,268	698,380

Philip Morris International Inc.	78,112	5,414,724

Reynolds American Inc.	14,828	557,088

		9,170,231

Trading Companies & Distributors–0.17%
Fastenal Co.	12,950	433,566

W.W. Grainger, Inc.	2,574	396,653

		830,219

Trucking–0.02%
Ryder System, Inc.	2,289	107,766

Wireless Telecommunication Services–0.32%
American Tower Corp.–Class A(b)	17,420	938,241

MetroPCS Communications, Inc.(b)	11,635	129,847

Sprint Nextel Corp.(b)	131,403	494,075

		1,562,163

Total Common Stocks & Other Equity Interests (Cost $386,091,252)		488,706,240

Money Market Funds–0.84%
Liquid Assets Portfolio–Institutional Class(e)	2,083,673	2,083,673

Premier Portfolio–Institutional Class(e)	2,083,672	2,083,672

Total Money Market Funds (Cost $4,167,345)		4,167,345

TOTAL INVESTMENTS–99.97% (Cost $390,258,597)		492,873,585

OTHER ASSETS LESS LIABILITIES–0.03%		140,417

NET ASSETS–100.00%		$493,014,002

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. See Note 4.
(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 5.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco S&P 500 Index Fund

Statement of Assets and Liabilities

August 31, 2011

Assets:
Investments, at value (Cost $385,613,432)	$488,334,860

Investments in affiliates, at value (Cost $4,645,165)	4,538,725

Total investments, at value (Cost $390,258,597)	492,873,585

Receivable for:
Variation margin	56,760

Fund shares sold	508,018

Dividends	1,239,780

Investment for trustee deferred compensation and retirement plans	3,194

Other assets	27,111

Total assets	494,708,448

Liabilities:
Payable for:
Fund shares reacquired	989,536

Accrued fees to affiliates	616,397

Accrued other operating expenses	79,613

Trustee deferred compensation and retirement plans	8,900

Total liabilities	1,694,446

Net assets applicable to shares outstanding	$493,014,002

Net assets consist of:
Shares of beneficial interest	$490,396,115

Undistributed net investment income	6,743,781

Undistributed net realized gain (loss)	(106,810,186)

Unrealized appreciation	102,684,292

$493,014,002

Net assets:
Class A	$369,596,820

Class B	$37,839,975

Class C	$68,753,034

Class Y	$16,824,173

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	27,903,703

Class B	2,929,575

Class C	5,373,903

Class Y	1,255,780

Class A:
Net asset value per share	$13.25

Maximum offering price per share (Net asset value of $13.25 ÷ 94.50%)	$14.02

Class B:
Net asset value and offering price per share	$12.92

Class C:
Net asset value and offering price per share	$12.79

Class Y:
Net asset value and offering price per share	$13.40

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco S&P 500 Index Fund

Statement of Operations

For the year ended August 31, 2011

Investment income:
Dividends	$10,950,582

Dividends from affiliates	16,180

Total investment income	10,966,762

Expenses:
Advisory fees	650,443

Administrative services fees	154,668

Custodian fees	35,914

Distribution fees:
Class A	972,317

Class B	568,699

Class C	686,394

Transfer agent fees	825,936

Trustees’ and officers’ fees and benefits	29,813

Other	236,411

Total expenses	4,160,595

Less: Fees waived and expense offset arrangement(s)	(8,826)

Net expenses	4,151,769

Net investment income	6,814,993

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(25,737,387)

Futures contracts	1,328,718

(24,408,669)

Change in net unrealized appreciation of:
Investment securities	106,207,593

Futures contracts	146,260

106,353,853

Net realized and unrealized gain	81,945,184

Net increase in net assets resulting from operations	$88,760,177

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco S&P 500 Index Fund

Statement of Changes in Net Assets

For the years ended August 31, 2011 and 2010

	2011	2010

Operations:
Net investment income	$6,814,993	$7,024,327

Net realized gain (loss)	(24,408,669)	(2,587,089)

Change in net unrealized appreciation	106,353,853	23,329,673

Net increase in net assets resulting from operations	88,760,177	27,766,911

Distributions to shareholders from net investment income:
Class A	(4,314,633)	(7,210,852)

Class B	(343,807)	(1,207,325)

Class C	(411,023)	(1,049,628)

Class Y	(330,849)	(532,217)

Total distributions from net investment income	(5,400,312)	(10,000,022)

Share transactions–net:
Class A	(22,350,952)	(23,336,922)

Class B	(37,810,809)	(51,502,328)

Class C	(9,480,958)	(9,511,104)

Class Y	(10,489,324)	(603,618)

Net increase (decrease) in net assets resulting from share transactions	(80,132,043)	(84,953,972)

Net increase (decrease) in net assets	3,227,822	(67,187,083)

Net assets:
Beginning of year	489,786,180	556,973,263

End of year (includes undistributed net investment income of $6,743,781 and $5,387,726, respectively)	$493,014,002	$489,786,180

Notes to Financial Statements

August 31, 2011

NOTE 1—Significant Accounting Policies

Invesco S&P 500 Index Fund (the “Fund”), is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twelve separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor’s® 500 Composite Stock Price Index.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued.

20        Invesco S&P 500 Index Fund

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

21        Invesco S&P 500 Index Fund

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
J.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $2 billion	0.12%

Over $2 billion	0.10%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, and Class Y shares to 0.65%, 1.40%, 1.40% and 0.40%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this limitation.

22        Invesco S&P 500 Index Fund

  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended August 31, 2011, the Adviser waived advisory fees of $8,495.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2011, the expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 1.00% of the average daily net assets of Class B shares; and (3) Class C — up to 1.00% of the average daily net assets of Class C shares.
  In the case of Class B and Class C shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI, but not yet reimbursed to IDI, may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B and Class C shares.
  For the year ended August 31, 2011, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2011, IDI advised the Fund that IDI retained $17,225 in front-end sales commissions from the sale of Class A shares and $72, $31,237 and $4,340 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, Invesco Ltd., IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of August 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended August 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$492,873,585	$—	$—	$492,873,585

Futures Contracts*	69,304	—	—	69,304

Total Investments	$492,942,889	$—	$—	$492,942,889

*	Unrealized appreciation

23        Invesco S&P 500 Index Fund

NOTE 4—Investment in Affiliate

The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The following is a summary of the transactions in and earnings from investments in Invesco Ltd. for the year ended August 31, 2011.

				Change in
				Unrealized
	Value	Purchases	Proceeds	Appreciation	Realized	Value	Dividend
	08/31/10	at Cost	from Sales	(Depreciation)	Gain (Loss)	08/31/11	Income

Invesco Ltd.	$432,499	$5,344	$(89,452)	$32,442	$(9,453)	$371,380	$9,949

NOTE 5— Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of August 31, 2011:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities

Equity risk
Futures contracts(a)	$69,304	$—

(a)	Includes cumulative appreciation of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments for the year ended August 31, 2011

The table below summarizes the gains on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations	Futures*

Realized Gain
Equity risk	$1,328,718

Change in Unrealized Appreciation
Equity risk	146,260

Total	$1,474,978

*	The average notional value of futures outstanding during the period was $5,662,540.

Open Futures Contracts
	Number of	Expiration	Notional	Unrealized
Long Contracts	Contracts	Month	Value	Appreciation

E-Mini S&P 500 Index	88	September-2011	$5,357,880	$69,304

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2011, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $331.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended August 31, 2011, the Fund paid legal fees of $2,739 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

24        Invesco S&P 500 Index Fund

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2011 and 2010:

	2011	2010

Ordinary income	$5,400,312	$10,000,022

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$6,648,686

Net unrealized appreciation — investments	76,500,212

Temporary book/tax differences	(8,583)

Post-October deferrals	(17,747,745)

Capital loss carryforward	(62,774,683)

Shares of beneficial interest	490,396,115

Total net assets	$493,014,002

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of August 31, 2011 which expires as follows:

Capital Loss
Expiration	Carryforward*

August 31, 2012	$20,294,770

August 31, 2017	12,322,416

August 31, 2018	19,847,353

August 31, 2019	10,310,144

Total capital loss carryforward	$62,774,683

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

25        Invesco S&P 500 Index Fund

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2011 was $22,074,984 and $100,078,514, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$133,132,166

Aggregate unrealized (depreciation) of investment securities	(56,631,954)

Net unrealized appreciation of investment securities	$76,500,212

Cost of investments for tax purposes is $416,373,373.

NOTE 11— Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of real estate investment trusts, on August 31, 2011, undistributed net investment income was decreased by $58,626 and undistributed net realized gain (loss) was increased by $58,626. This reclassification had no effect on the net assets of the Fund.

NOTE 12—Share Information

	Summary of Share Activity

	For the years ended August 31,
	2011(a)		2010
	Shares	Amount	Shares	Amount

Sold:
Class A	3,081,251	$42,089,867	3,738,277	$44,680,433

Class B	126,134	1,618,298	156,856	1,823,526

Class C	396,254	5,177,490	324,099	3,728,918

Class Y	363,427	5,144,798	164,078	1,976,792

Issued as reinvestment of dividends:
Class A	296,064	3,952,452	588,507	7,062,080

Class B	23,301	305,005	97,614	1,150,870

Class C	28,427	368,126	87,603	1,022,327

Class Y	24,456	329,428	43,861	531,151

Automatic conversion of Class B shares to Class A shares:
Class A	1,898,796	25,882,392	645,541	7,705,077

Class B	(1,942,798)	(25,882,392)	(660,060)	(7,705,077)

Reacquired:
Class A	(6,906,032)	(94,275,663)	(6,942,030)	(82,784,512)

Class B	(1,051,427)	(13,851,720)	(3,997,776)	(46,771,647)

Class C	(1,143,111)	(15,026,574)	(1,229,575)	(14,262,349)

Class Y	(1,149,798)	(15,963,550)	(257,580)	(3,111,561)

Net increase (decrease) in share activity	(5,955,056)	$(80,132,043)	(7,240,585)	$(84,953,972)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 75% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

26        Invesco S&P 500 Index Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

									Ratio of		Ratio of
			Net gains						expenses		expenses
			(losses)						to average		to average net		Ratio of net
	Net asset		on securities		Dividends				net assets		assets without		investment
	value,	Net	(both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	of period	return(b)	(000s omitted)(c)	absorbed(d)		absorbed(d)		net assets(d)		turnover(e)

Class A
Year ended 08/31/11	$11.36	$0.19	$1.85	$2.04	$(0.15)	$13.25	17.94%	$369,597	0.61	%(f)	0.61	%(f)	1.42	%(f)	4%
Year ended 08/31/10	11.09	0.18	0.33	0.51	(0.24)	11.36	4.44	335,583	0.60		0.69		1.47		7
Year ended 08/31/09	13.94	0.21	(2.83)	(2.62)	(0.23)	11.09	(18.43)	349	0.59		0.74		2.11	(g)	7
Year ended 08/31/08	16.01	0.23	(2.05)	(1.82)	(0.25)	13.94	(11.55)	444	0.59		0.66		1.50	(g)	10
Year ended 08/31/07	14.17	0.21	1.85	2.06	(0.22)	16.01	14.60	521	0.58		0.65		1.37	(g)	3

Class B
Year ended 08/31/11	11.10	0.09	1.80	1.89	(0.07)	12.92	17.02	37,840	1.36	(f)	1.36	(f)	0.67	(f)	4
Year ended 08/31/10	10.83	0.08	0.33	0.41	(0.14)	11.10	3.68	64,102	1.35		1.44		0.72		7
Year ended 08/31/09	13.54	0.13	(2.73)	(2.60)	(0.11)	10.83	(19.06)	110	1.34		1.49		1.36	(h)	7
Year ended 08/31/08	15.52	0.11	(1.99)	(1.88)	(0.10)	13.54	(12.20)	217	1.34		1.41		0.75	(h)	10
Year ended 08/31/07	13.72	0.09	1.79	1.88	(0.08)	15.52	13.76	377	1.34		1.41		0.61	(h)	3

Class C
Year ended 08/31/11	10.99	0.10	1.77	1.87	(0.07)	12.79	17.01(j )	68,753	1.27	(f)(j)	1.27	(f)(j)	0.76	(f)(j)	4
Year ended 08/31/10	10.74	0.08	0.33	0.41	(0.16)	10.99	3.71	66,933	1.35		1.44		0.72		7
Year ended 08/31/09	13.46	0.13	(2.72)	(2.59)	(0.13)	10.74	(19.01)	74	1.34		1.49		1.36	(i)	7
Year ended 08/31/08	15.46	0.11	(1.98)	(1.87)	(0.13)	13.46	(12.21)	104	1.33		1.40		0.76	(i)	10
Year ended 08/31/07	13.70	0.09	1.78	1.87	(0.11)	15.46	13.68	132	1.33		1.40		0.62	(i)	3

Class Y
Year ended 08/31/11	11.48	0.23	1.86	2.09	(0.17)	13.40	18.21	16,824	0.36	(f)	0.36	(f)	1.67	(f)	4
Year ended 08/31/10	11.20	0.21	0.33	0.54	(0.26)	11.48	4.72	23,168	0.35		0.44		1.72		7
Year ended 08/31/09	14.09	0.25	(2.87)	(2.62)	(0.27)	11.20	(18.22)	23	0.34		0.49		2.36	(k)	7
Year ended 08/31/08	16.17	0.27	(2.06)	(1.79)	(0.29)	14.09	(11.28)	74	0.34		0.41		1.75	(k)	10
Year ended 08/31/07	14.31	0.25	1.86	2.11	(0.25)	16.17	14.86	96	0.34		0.41		1.61	(k)	3

(a)	Calculated using averages shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)	Net assets, end of period, for the years ended August 31, 2009 through August 31, 2007 are stated in millions.
(d)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios for all classes was 0.00%, 0.00% and 0.00% for the years ended 2009, 2008 and 2007, respectively. The rebate was less than 0.005% for the years ended 2009, 2008 and 2007.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)	Ratios are based on average daily net assets (000’s omitted) of $388,927, $56,870, $75,178 and $21,061 for Class A, Class B, Class C and Class Y shares, respectively.
(g)	Ratio of net investment income to average net assets without fee waivers and/or expense reimbursements was 1.96%, 1.43% and 1.30% for the years ended August 31, 2009 through August 31, 2007, respectively.
(h)	Ratio of net investment income to average net assets without fee waivers and/or expense reimbursements was 1.21%, 0.68% and 0.54% for the years ended August 31, 2009 through August 31, 2007, respectively.
(i)	Ratio of net investment income to average net assets without fee waivers and/or expense reimbursements was 1.21%, 0.69% and 0.55% for the years ended August 31, 2009 through August 31, 2007, respectively.
(j)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of .91% for the year ended August 31, 2011.
(k)	Ratio of net investment income to average net assets without fee waivers and/or expense reimbursements was 2.21%,1.68% and 1.54% for the years ended August 31, 2009 through August 31, 2007, respectively.

27        Invesco S&P 500 Index Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)
and Shareholders of Invesco S&P 500 Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco S&P 500 Index Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at August 31, 2011, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended August 31, 2009 and prior were audited by other independent auditors whose report dated October 27, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

October 21, 2011
Houston, Texas

28        Invesco S&P 500 Index Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2011 through August 31, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/11)	(08/31/11)[1]	Period[2]	(08/31/11)	Period[2]	Ratio
A	$1,000.00	$925.30	$3.01	$1,022.08	$3.16	0.62%

B	1,000.00	921.50	6.64	1,018.30	6.97	1.37

C	1,000.00	921.50	6.05	1,018.90	6.36	1.25

Y	1,000.00	926.10	1.80	1,023.34	1.89	0.37

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2011 through August 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

29        Invesco S&P 500 Index Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco S&P 500 Index Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 14-15, 2011, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 80% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2011. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided. The Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies and limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees also considered information provided in connection with fund acquisitions approved by the Trustees to rationalize the Invesco Funds product range following the acquisition of the retail mutual fund business of Morgan Stanley (the Morgan Stanley Transaction). The Trustees recognized that the advisory fees for the Invesco Funds include advisory fees that are the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees inherited from Morgan Stanley and Van Kampen funds acquired in the Morgan Stanley Transaction. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. One Trustee may have weighed a particular piece of information differently than another Trustee.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 15, 2011, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Board met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ performance and investment process oversight, independent credit analysis and investment risk management.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and the advisory services are provided in accordance with the terms of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate and satisfactory and in accordance with the terms of the Fund’s sub-advisory contracts.

30        Invesco S&P 500 Index Fund

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper S&P 500 Index Objective Funds Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of the performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was below the median contractual advisory fee rate of funds in the expense group. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year and including only one fund per investment adviser. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board also compared the Fund’s effective fee rate (the advisory fee after advisory fee waivers and before expense limitations/waivers) to the advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board noted that the Fund’s rate was the same as the rate of the other mutual Fund managed by Invesco Advisers in a manner comparable to the Fund.
  Other than the mutual fund described above, the Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts in a manner substantially similar to the management of the Fund.
  The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2012 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers provides services to sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described above other than day-to-day portfolio management. The Board also noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  Based upon the information and considerations described above, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board concluded that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts. The Board concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

31        Invesco S&P 500 Index Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2011:

Federal and State Income Tax

Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

32        Invesco S&P 500 Index Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	143	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	143	None

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	161	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	143	ACE Limited (insurance company); and Investment Company Institute

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and continues to serve as counsel to the Invesco Van Kampen closed-end funds.

T-1        Invesco S&P 500 Index Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	161	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Bob R. Baker — 1936 Trustee	1983	Retired	143	None
		Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	143	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	143	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	161	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	161	Board of Nature’s Sunshine Products, Inc.
		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	143	Administaff
		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	143	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired	143	None
		Formerly: Chief Executive Officer, YWCA of the U.S.A.

Larry Soll — 1942 Trustee	1997	Retired	143	None
		Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)

T-2        Invesco S&P 500 Index Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	161	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	143	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A
		Formerly: Director and Secretary, Van Kampen Advisors, Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services, Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)	N/A	N/A
		Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

T-3        Invesco S&P 500 Index Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A
		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management) and Van Kampen Funds Inc.	N/A	N/A
		Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Investor Services Inc., Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.). Formerly: Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4        Invesco S&P 500 Index Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-09913 and 333-36074.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

MS-SPI-AR-1	Invesco Distributors, Inc.

ITEM 2.	CODE OF ETHICS.
There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by PWC Related to the Registrant
     The following information relates to the series funds of the Registrant covered by this report and includes information pertaining to principal accountant fees and services rendered to such funds for the two most recently completed fiscal years or, if shorter, since a fund’s commencement of operations:

		Percentage of Fees		Percentage of Fees
		Billed Applicable to		Billed Applicable to
		Non-Audit Services		Non-Audit Services
		Provided for fiscal	Fees Billed for	Provided for fiscal
	Fees Billed for	year end 2011	Services Rendered to	year end 2010
	Services Rendered to	Pursuant to Waiver of	the Registrant	Pursuant to Waiver of
	the Registrant for	Pre-Approval	for fiscal	Pre-Approval
	year end 2011	Requirement(1)	fiscal year end 2010	Requirement(1)
Audit Fees	$421,750	N/A	$557,050	N/A
Audit-Related Fees(2)	$25,500	0%	$0	0%
Tax Fees(3)	$194,500	0%	$121,874	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$641,750	0%	$678,924	0%
PWC billed the Registrant aggregate non-audit fees of $220,000 for the fiscal year ended 2011, and $121,874 for the fiscal year ended 2010, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Audit-Related Fees for the fiscal year ended August 31, 2011 includes fees billed for completing agreed-upon procedures related to fund mergers.

(3)	Tax fees for the fiscal year end August 31, 2011 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end August 31, 2010 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
     PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years or, if shorter, since a fund’s commencement of operations as follows:

	Fees Billed for Non-		Fees Billed for Non-
	Audit Services		Audit Services
	Rendered to Invesco	Percentage of Fees	Rendered to Invesco	Percentage of Fees
	and Invesco Affiliates	Billed Applicable to	and Invesco Affiliates	Billed Applicable to
	for fiscal year end	Non-Audit Services	for fiscal year end	Non-Audit Services
	2011 That Were	Provided for fiscal year	2010 That Were	Provided for fiscal year
	Required	end 2011 Pursuant to	Required	end 2010 Pursuant to
	to be Pre-Approved	Waiver of Pre-	to be Pre-Approved	Waiver of Pre-
	by the Registrant’s	Approval	by the Registrant’s	Approval
	Audit Committee	Requirement(1)	Audit Committee	Requirement(1)
Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2011, and $0 for the fiscal year ended 2010, for non-audit services rendered to Invesco and Invesco Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the Invesco Funds (the “Funds”)
Last Amended May 4, 2010
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None

ITEM 11.	CONTROLS AND PROCEDURES.
(a)	As of September 16, 2011, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of September 16, 2011, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Counselor Series Trust (Invesco Counselor Series Trust)
By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date: November 7, 2011
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date: November 7, 2011

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date: November 7, 2011

EXHIBIT INDEX

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal Financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.